Registration No. 333-63401

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 15

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 163

(Check appropriate box or boxes)

Principal Life Insurance Company Separate Account B

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(Exact Name of Registrant)

Principal Life Insurance Company

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(Name of Depositor)

The Principal Financial Group, Des Moines, Iowa          50392

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(Address of Depositor's Principal Executive Offices)     (Zip Code)

(515) 362-2384

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Depositor's Telephone Number, including Area Code

Doug Hodgson

The Principal Financial Group Des Moines, Iowa 50392

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(Name and Address of Agent for Service)

Title of Securities Being Registered:  Principal FreedomSM Variable Annuity Contract

It is proposed that this filing will become effective (check appropriate box)

___   immediately upon filing pursuant to paragraph (b) of Rule 485

_X_   on May 1, 2013 pursuant to paragraph (b) of Rule 485

___   60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

___   75 days after filing pursuant to paragraph (a)(2) of Rule 485

___   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

___   This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

PRINCIPAL FREEDOMSM VARIABLE ANNUITY

Issued by Principal Life Insurance Company (the “Company”)

This Prospectus is dated May 1, 2013.

The Company no longer offers or issues the Contract. This Prospectus is only for the use of the current Contract owners.

The individual flexible premium deferred variable annuity contract (“Contract”) described in this Prospectus is funded with the Principal Life Insurance Company Separate Account B (“Separate Account”) and a fixed account (“Fixed Account”). The Fixed Account is a part of our General Account. The assets of each division of the Separate Account are invested in shares of a corresponding underlying mutual fund (the “underlying mutual funds”). The divisions available through the Contract are:

American Century Variable Portfolios, Inc. – Class I	Principal Variable Contracts Funds, Inc. – Class 1 (cont.)
• Income & Growth Fund	• LargeCap S&P 500 Index Account
Franklin Templeton Variable Insurance Products Trust – Class 2	• LargeCap Value Account
• Templeton Growth Securities Fund	• MidCap Blend Account(1)
Principal Variable Contracts Funds, Inc. – Class 1	• Money Market Account
• Bond & Mortgage Securities Account	• Short-Term Income Account
• Diversified International Account	• SmallCap Blend Account
• Government & High Quality Bond Account	• SmallCap Growth Account II
• LargeCap Growth Account I

(1)  Effective May 18, 2013, the MidCap Blend Account will be known as MidCap Account.

This prospectus provides information about the Contract and the Separate Account that you ought to know before investing. It should be read and retained for future reference. Additional information about the Contract is included in the Statement of Additional Information (“SAI”), dated May 1, 2013, which has been filed with the Securities and Exchange Commission (the “Commission”). The SAI is legally a part of this prospectus. The table of contents of the SAI is at the end of this prospectus. You may obtain a free copy of the SAI by writing or calling:

Principal FreedomSM  Variable Annuity

Principal Financial Group

P. O. Box 9382

Des Moines, Iowa 50306-9382

Telephone: 1-800-852-4450

An investment in the Contract is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only when attached to the current prospectuses for the underlying mutual funds.

The Contract offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

TABLE OF CONTENTS

GLOSSARY.......................................................................................................................	4
SUMMARY OF EXPENSE INFORMATION...........................................................................	6
SUMMARY........................................................................................................................	8
Investment Limitations........................................................................................................	8
Transfers............................................................................................................................	8
Surrenders.........................................................................................................................	8
Charges and Deductions.....................................................................................................	8
Death Benefit.....................................................................................................................	9
Annuity Benefit Payments...................................................................................................	9
Examination Offer (free look)..............................................................................................	9
THE PRINCIPAL FREEDOMSM VARIABLE ANNUITY.............................................................	9
THE COMPANY.................................................................................................................	9
THE SEPARATE ACCOUNT................................................................................................	10
THE UNDERLYING MUTUAL FUNDS...................................................................................	10
THE CONTRACT.................................................................................................................	11
To Buy a Contract...............................................................................................................	11
The Accumulation Period....................................................................................................	13
Telephone and Internet Services..........................................................................................	17
The Annuity Benefit Payment Period....................................................................................	19
CHARGES AND DEDUCTIONS...........................................................................................	22
Mortality and Expense Risks Charge...................................................................................	22
Premium Taxes...................................................................................................................	22
Fixed Account Surrender Charge and Transfer Fee...............................................................	22
Waiver of Fixed Account Surrender Charge Rider.................................................................	23
Administration Charge.........................................................................................................	24
Special Provisions for Group or Sponsored Arrangements...................................................	24
FIXED ACCOUNT...............................................................................................................	25
General Description............................................................................................................	25
Fixed Account Accumulated Value......................................................................................	25
Fixed Account Transfers, Total and Partial Surrenders..........................................................	26
GENERAL PROVISIONS.....................................................................................................	27
The Contract.......................................................................................................................	27
Delay of Payments.............................................................................................................	27
Misstatement of Age or Gender...........................................................................................	27
Assignment........................................................................................................................	28
Change of Owner................................................................................................................	28
Change of Annuitant...........................................................................................................	28
Change of Beneficiary........................................................................................................	28
Contract Termination...........................................................................................................	28
RIGHTS RESERVED BY THE COMPANY............................................................................	29
Frequent Trading and Market-Timing (Abusive Trading Practices)..........................................	29
PERFORMANCE CALCULATION.........................................................................................	30
FEDERAL TAX MATTERS..................................................................................................	31
Non-Qualified Contracts......................................................................................................	31
Required Distributions for Non-Qualified Contracts...............................................................	31
IRA, SEP, and SIMPLE-IRA.................................................................................................	32
Withholding........................................................................................................................	34
Mutual Fund Diversification.................................................................................................	34
STATE REGULATION.........................................................................................................	35

GENERAL INFORMATION...................................................................................................	35
Reservation Rights.............................................................................................................	35
Legal Opinions...................................................................................................................	35
Legal Proceedings..............................................................................................................	35
Other Variable Annuity Contracts ........................................................................................	35
Payments to Financial Intermediaries...................................................................................	35
Service Arrangements and Compensation............................................................................	36
Independent Registered Public Accounting Firm...................................................................	36
FINANCIAL STATEMENTS..................................................................................................	36
TABLE OF SEPARATE ACCOUNT DIVISIONS.....................................................................	37
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.....................	40
CONDENSED FINANCIAL INFORMATION............................................................................	41

GLOSSARY

account – series or portfolio of a mutual fund in which a division invests.

accumulated value – an amount equal to the Fixed Account value plus the Separate Account value.

annuitant – the person, including any joint annuitant, on whose life the annuity payment is based. This person may or may not be the owner.

annuitization date – the date the owner’s accumulated value is applied, under an annuity payment option, to make income payments.

contract date – the date that the Contract is issued and which is used to determine contract years.

contract year – the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (for example, if the contract date is June 5, 2006, the first contract year ends on June 4, 2007, and the first contract anniversary is June 5, 2007).

Fixed Account – an account which earns guaranteed interest.

home office – the office where notices, requests and purchase payments must be sent. All amounts payable to us under the Contract are payable through the home office.

investment options – the Fixed Account and Separate Account divisions.

joint annuitant – one of the annuitants on whose life the annuity benefit payment is based. Any reference to the death of the annuitant means the death of the first annuitant to die.

joint owner – an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Any reference to the death of the owner means the death of the first owner to die.

non-qualified contract – a contract which does not qualify for favorable tax treatment under the Internal Revenue Code as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple IRA or Tax Sheltered Annuity.

notice – any form of communication received by us, at the home office, either in writing or in another form approved by us in advance.

owner – the person, including joint owner, who owns all the rights and privileges of this Contract.

purchase payments – the gross amount contributed to the Contract. Fixed Account purchase payments include transfers into the Fixed Account from any division.

qualified plans – retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code (the “Code”).

Separate Account Division (division(s)) – a part of the Separate Account which invests in shares of an underlying mutual fund.

transfer – moving all or a portion of your accumulated value to or among one investment option or another. Simultaneous transfers are considered to be one transfer for purposes of calculating the transfer fee, if any.

underlying mutual fund – a registered open-end investment company, or a separate division or portfolio thereof, in which a division invests.

unit – the accounting measure used to calculate the value of a division prior to annuitization date.

unit value – a measure used to determine the value of an investment in a division.

valuation date – each day the New York Stock Exchange (“NYSE”) is open.

valuation period – the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T. (3:00 p.m. C.T.) on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.

we, our, us – Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.

written request – actual delivery to the Company at the home office of a written notice or request, signed and dated, on a form we supply or approve. Your notice may be mailed to:

Principal FreedomSM Variable Annuity

Principal Financial Group

P. O. Box 9382

Des Moines, Iowa 50306-9382

SUMMARY OF EXPENSE INFORMATION

The tables below describe the fees and expenses that you will pay when buying, owning and surrendering the Contract.

The following table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options.

Contract owner transaction expenses
Sales charge imposed on purchase payments (as a percentage of purchase payments)	• none
Maximum surrender charge (as a percentage of amount surrendered) • surrenders from the Separate Account • surrenders from the Fixed Account(1)	• none • 6%
Transfer Fee (as a percentage of amount transferred) • transfer from Separate Account • transfer from Fixed Account(1)	• none • 6%
State Premium Taxes (vary by state) • guaranteed maximum • current	• 3.5% of purchase payments made • zero

(1)Table of Fixed Account Surrender Charges and Transfer Fees
Number of completed contract years since each Fixed Account purchase payment* was made	Surrender charge and transfer fee applied to Fixed Account surrenders and transfers beyond Free Transaction Amount
0 (year of purchase payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

*               Includes amounts transferred to the Fixed Account from divisions.  Each Fixed Account purchase payment begins in year 0 for purposes of calculating the percentage applied to that payment

Please note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transfer fees and/or impose restrictions on transfers.

The following table describes the fees and expenses that are deducted periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.

Periodic Expenses

Separate Account Annual Expenses

(as a percentage of separate account accumulated value)

•      guaranteed maximum

Mortality and Expense Risks Charge

Administration Charge

Total Separate Account Annual Expense

•      current

Mortality and Expense Risks Charge

Administration Charge

Total Separate Account Annual Expense

1.25% 0.15% 1.40% 0.85% 0.00% 0.85%

This table shows the minimum and maximum total operating expenses, charged by the underlying mutual funds, that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses as of December 31, 2012
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.26%	1.08%

The annual fees and expenses charged by each underlying mutual fund are shown in each fund’s current prospectus.

Example

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying mutual fund fees and expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below.

This example reflects the maximum charges imposed if you were to purchase the Contract. Also reflects the minimum and maximum annual underlying mutual fund operating expenses as of December 31, 2012 (without voluntary waivers of fees by the underlying funds, if any). This example assumes:

•          a $10,000 investment in the Contract for the time periods indicated;

•          a 5% return each year;

•          no annual contract fee;

•          all the accumulated value is invested in the Separate Account divisions; and

•          the total Separate Account charges associated with the most expensive combination of optional benefits with highest/ lowest fund expense

	If you surrender your contract at the end of the applicable time period				If you do not surrender your contract				If you fully annuitize your contract at the end of the applicable time period
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (1.08%)	$244	$750	$1,281	$2,731	$244	$750	$1,281	$2,731	$244	$750	$1,281	$2,731
Minimum Total Underlying Mutual Fund Operating Expenses (0.26%)	$163	$506	$872	$1,899	$163	$506	$872	$1,899	$163	$506	$872	$1,899

SUMMARY

This prospectus describes an individual flexible premium variable annuity offered by the Company. The Contract is designed to provide individuals with retirement benefits, including plans and trusts that do not qualify for special tax treatment under the Code and for purchase by persons participating in individual retirement annuity plans that meet the requirements of Section 408 of the Code.

A significant advantage of the Contract is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Contract to fund a tax-qualified retirement account does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, the Contract does provide benefits such as lifetime income payments, family protection through death benefits and asset allocation.

This is a brief summary of the Contract’s features. More detailed information follows later in this prospectus.

Investment Limitations

•          Initial purchase payment must be $10,000 or more.

•          Each subsequent purchase payment must be $50 or more.

•          The total purchase payments made during the life of the Contract may not be greater than $2 million.

You may allocate your net purchase payments to the investment options.

•          A complete list of the divisions may be found in the TABLE OF SEPARATE ACCOUNT DIVISIONS. Each Division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.

•          The investment options also include the Fixed Account.

Transfers (see Separate Account Division Transfers for additional restrictions)

•          During the accumulation period:

•       from the divisions:

•          dollar amount or percentage of transfer must be specified; and

•          transfer may occur on scheduled or unscheduled basis.

•       from the Fixed Account:

•          percentage or dollar amount of transfer must be specified; and

•          amounts available for transfer without payment of a transfer fee are limited (see Fixed Account Transfers, Total and Partial Surrenders).

•          During the annuity benefit payment period, transfers are not permitted (no transfers once payments have begun).

Surrenders (total or partial) (see Separate Account Surrender and Fixed Account Transfers, Total and Partial Surrenders)

•          During the accumulation period:

•       a dollar amount must be specified;

•       surrenders before age 59 1/2 may involve an income tax penalty (see Federal Tax Matters);

•       surrender amounts may be subject to a surrender charge; and

•       a full surrender is permitted prior to the annuitization date.

•          During the annuity benefit payment period, surrenders are not permitted.

Charges and Deductions

•          There is no sales charge on purchase payments.

•          A contingent deferred surrender charge is imposed on certain total or partial surrenders from the Fixed Account.

•          A transfer fee applies to certain transfers from the Fixed Account to divisions.

•          A mortality and expense risks daily charge equal to 0.85% per year applies to amounts in the Separate Account. The Company reserves the right to increase this charge, but guarantees that it will not exceed 1.25% per year.

•          The daily Separate Account administration charge is currently 0%, but the Company reserves the right to assess a charge not to exceed 0.15% annually.

•          Certain states and local governments impose a premium tax. The Company reserves the right to deduct the amount of the tax from purchase payments or accumulated values.

Death Benefit

 •          During the accumulation period:

•          the death benefit is the greater of:

•          accumulated value, or

•          purchase payments minus partial surrenders, any transaction fees, surrender charges and transfer fees.

•          You may choose to have death benefit payments made under an annuity benefit payment option.

•          During the annuity period, payments to your named beneficiary(ies) will continue only as provided by the annuity benefit payment option selected.

Annuity Benefit Payments

•          You may choose from several fixed annuity benefit payment options which start on your selected annuitization date.

•          Annuity benefit payments are made to the owner (or beneficiary depending on the annuity benefit payment option selected). You should carefully consider the tax implications of each annuity benefit payment option (see Annuity Benefit Payment Options and FEDERAL TAX MATTERS).

Examination Offer (free look)

•          You may return the Contract during the free look which is generally 10 days from the date you receive your Contract. The free look may be longer in certain states.

•          We return either all purchase payments made or the accumulated value, whichever is required by applicable state law.

the PRINCIPAL FREEDOMSM VARIABLE ANNUITY

Principal FreedomSM Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the divisions) rather than the insurance company. The amount available for annuity benefit payments under a variable annuity is not guaranteed. The amount available for payments varies with the investment performance of the portfolio securities of the underlying mutual fund(s).

Based on your investment objectives, you direct the allocation of purchase payments and accumulated value. There can be no assurance that your investment objectives will be achieved.

THE COMPANY

The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. Our home office is located at: Principal Financial Group, Des Moines, Iowa 50392. We are a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24, 1879, we were incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. We became a legal reserve life insurance company and changed our name to Bankers Life Company in 1911. In 1986, we changed our name to Principal Mutual Life Insurance Company. In 1998, we became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in our current organizational structure.

THE SEPARATE ACCOUNT

Principal Life Insurance Company Separate Account B was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the purchase payments you make to us.

The Separate Account is not affected by the rate of return of our general account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Obligations arising from the Contract, including the promise to make annuity benefit payments, are general corporate obligations of the Company. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses.

The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

The Company does not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of your purchase payments.

In a low interest rate environment, yields for the Money Market division, after deduction of all applicable Contract and rider charges, may be negative even though the underlying money market fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract value to a Money Market division or participate in a scheduled automatic transfers program or Automatic Portfolio Rebalancing program where the Contract value is allocated to a Money Market division, that portion of your Contract value allocated to the Money Market division may decrease in value.

THE UNDERLYING MUTUAL FUNDS

The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“SAI”). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.

We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.

The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives and a listing of the advisor and, if applicable, sub-advisor for each division.

Deletion or Substitution of Divisions

We reserve the right, within the law, to make additions, deletions and substitutions for the divisions. We will make no such substitution or deletion without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by 1940 Act).

If the shares of a division are no longer available for investment or if, in the judgment of our management, investment in a division becomes inappropriate for the purposes of our contract, we may eliminate the shares of a division and substitute shares of another division of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future premium payments.

If we eliminate divisions, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the additions, deletions and/or substitutions of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have any value in the affected division(s).

We also reserve the right to establish additional divisions, each of which would invest in a separate underlying mutual fund with a specified investment objective.

Voting Rights

We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of owners.

We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.

We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accumulated contract value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.

NOTE:        Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

THE CONTRACT

The descriptions that follow are based on provisions of the Contract offered by this prospectus. You should refer to the actual Contract and the terms and limitations of any tax qualified plan which is to be funded by the Contract. Tax qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.

To Buy a Contract

If you want to buy a Contract, you must submit an application and make an initial purchase payment. If the application is complete and the Contract applied for is suitable, the Contract is issued. If the completed application is received in proper order, the initial purchase payment is credited within two valuation days after the later of receipt of the application or receipt of the initial purchase payment at the Company’s home office. If the initial purchase payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the purchase payment until we receive the information necessary to issue the Contract.

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

Purchase Payments

The initial purchase payment must be at least $10,000. Subsequent purchase payments must be at least $50. The total of all purchase payments may not be greater than $2,000,000 without our prior approval. The company reserves the right to increase the minimum amount for each purchase payment to not more than $1,000.

Allocation of purchase payments

Your purchase payments are allocated to the divisions and/or the Fixed Account according to your instructions. The percentage allocation for future purchase payments may be changed, without charge, at any time by sending a written request to or calling the home office. The allocation changes are effective at the end of the valuation period in which your new instructions are received. You may not allocate your investment to the Fixed Account if it causes the value of the Fixed Account to be more than $1,000,000 (without our prior approval).

Right to Examine the Contract (free look)

It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look”). The examination offer period is the later of 10 days after the Contract is delivered to you, or such later date as specified by applicable state law.

Although we currently allocate your initial purchase payments to the investment options you have selected, we reserve the right to allocate initial purchase payments to the Money Market Division during the examination offer period. In addition, we are required to allocate initial purchase payments to the Money Market Division if the Contract is issued in California and the owner is age 60 or older. After the examination offer period expires, your accumulated value will be converted into units of the divisions according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.

If you properly exercise your free look, we will rescind the Contract and we will pay you a refund of your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending on the state in which the Contract was issued, any applicable fees and charges. The amount returned to you may be higher or lower than the purchase payment(s) applied during the examination offer period. Some states require us to return to you the amount or your purchase payment(s); if so, we will return the greater of your purchase payments or your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:

•          the total purchase payment(s) made; or

•          your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

To return a Contract, you must send a written request to us or to the registered representative who sold it to you before the close of business on the last day of the examination offer period.

You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.

The Accumulation Period

The Value of Your Contract

The value of your Contract is the total of the Separate Account value plus any Fixed Account value. The Fixed Account value is described in the section titled FIXED  ACCOUNT.

As owner of the Contract, you bear the investment risk. The Contract’s accumulated value reflects the investment experience of the divisions that you choose. It also reflects your purchase payments, partial surrenders and the Contract expenses deducted from the Separate Account.

The Separate Account division accumulated value changes from day to day. To the extent the accumulated value is allocated to the Separate Account, you bear the investment risk. At the end of any valuation period, your Contract’s value in a division is:

•          the number of units you have in a division multiplied by

•          the value of a unit in the division.

The number of units is the total of units purchased by allocations to the division from:

•          your initial purchase payment;

•          subsequent purchase payments; and

•          transfers from another division or the Fixed Account.

minus units sold:

•          for partial surrenders from the division;

•          as part of a transfer to another division or the Fixed Account; and

•          to pay Contract charges and fees.

Unit values are calculated each valuation date at the close of normal trading of the NYSE. To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the divisions’ net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is [(a plus b) divided by (c)] minus d where:

      a = the share price (net asset value) of the underlying mutual fund at the end of the valuation period;

      b = the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;

      c = the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and

      d = are the total Separate Account annual expenses.

*           When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.

The Separate Account charges (if any) and the mortality and expense risks charge are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.

Purchase Payments

•          On your application, you direct how your purchase payments will be allocated to the divisions that you choose.

•          Allocations must be in percentages.

•          Percentages must be in whole numbers and total 100%.

•          Subsequent purchase payments are allocated according to your then current allocation instructions.

•          Changes to the allocation instructions are made without charge.

•          A change is effective on the next valuation period after we receive your new instructions.

•          You can change the current allocations and future allocation instructions by:

•          mailing your instructions to us;

•          calling us at 1-800-852-4450 (if telephone privileges apply);

•          faxing your instructions to us at 1-866-894-2087; or

•          visiting www.principal.com.

•          Changes to purchase payment allocations do not result in the transfer of any existing division accumulated values. You must provide specific instructions to transfer existing accumulated values.

•          Purchase payments are credited on the basis of the unit value next determined after we receive a purchase payment.

Division Transfers

You may request an unscheduled transfer or set up a scheduled transfer by:

•       mailing your instructions to us;

•       calling us at 1-800-852-4450 (if telephone privileges apply);

•       faxing us at 1-866-894-2087; or

•       visiting www.principal.com (if internet privileges apply).

You must specify the dollar amount of percentage to transfer from each division. In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple contracts for which he or she is not the owner.

You may not make a transfer to the Fixed Account if:

•       a transfer has been made from the Fixed Account to a division within six months; or

•       after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).

Unscheduled Transfers

•          You may make unscheduled division transfers from one division to another division or to the Fixed Account.

•          The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.

•          The transfer amount must be equal to or greater than the lesser of $50 or the total value of the division from which the transfer is being made.

Limitations on Unscheduled Transfers. We reserve the right to reject excessive exchanges or purchases if the trade would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:

•       requiring a minimum time period between each transfer;

•       imposing a transfer fee;

•       limiting the dollar amount that an owner may transfer at any one time; or

•       not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.

Scheduled Transfers (Dollar Cost Averaging)

•          You may elect to have transfers made on a scheduled basis.

•          You must specify the dollar amount of the transfer.

•          There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.

•          You select the transfer date (other than the 29th, 30th or 31st) and the transfer period

•          quarterly (on a calendar year or contract year basis) or

•          semiannually or annually (on a contract year basis).

•          If the selected date is not a valuation date, the transfer is completed on the next valuation date.

•          Transfers continue until your value in the division is zero or we receive notice to stop the transfers.

•          We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.

•          If you want to stop a scheduled transfer, you must provide us notice prior to the date of the scheduled transfer.

Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The results of this strategy depend on market trends and are not guaranteed.

Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$ 25.00	4
February	$100	$ 20.00	5
March	$100	$ 20.00	5
April	$100	$ 10.00	10
May	$100	$ 25.00	4
June	$100	$ 20.00	5
Total	$600	$120.00	33

In the example above, the average share price is $20.00 (total of share prices ($120.00) divided by number of purchases (6)). The average share cost is $18.18 (amount invested ($600.00) divided by number of shares purchased (33)).

Separate Account surrenders

Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see GENERAL PROVISIONS - Delay of Payment). Surrenders before age 59 1/2 may involve an income tax penalty (see FEDERAL TAX MATTERS). You must send us a written request for any surrender.

You may specify surrender allocation percentages with each partial surrender request. If you don’t provide us with specific percentages, we will use your purchase payment allocation percentages for the partial surrender.

Total Surrender

•          You may surrender the Contract on or before the annuitization date.

•          You receive the cash surrender value at the end of the valuation period during which we receive your surrender request.

•          The cash surrender value is the total of the values of your divisions plus any amount you have in the Fixed Account minus any applicable surrender charge or transaction fee.

•          The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.

•          We reserve the right to require you to return the Contract to us prior to making any payment though this does not affect the amount of the cash surrender value.

Unscheduled partial surrender

•          Prior to the annuitization date, you may surrender a part of the Fixed Account and/or Separate Account value by sending us a written request.

•          You must specify the dollar amount of the surrender (which must be $50 or more).

•          The surrender is effective at the end of the valuation period during which we receive your written request for surrender.

•          The surrender is deducted from your Fixed Account value and/or your division(s) according to the surrender allocation percentages you specify.

•          If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.

•          We surrender units from the divisions and/or Fixed Account amounts to equal the dollar amount of the surrender request plus any applicable Fixed Account surrender charge.

•          The accumulated value after the unscheduled partial surrender must be equal or greater than $5,000 (we reserve the right to change the minimum remaining accumulated value but it will not be greater than $10,000).

Scheduled partial surrender

•          You may elect partial surrenders on a periodic basis by sending us written notice.

•          Your accumulated value must be at least $5,000 when the surrenders begin.

•          Surrenders are made from any of the divisions and/or the Fixed Account.

•          You may specify monthly, quarterly, semiannually or annually and pick a surrender date (other than the 29th, 30th or 31st).

•          If the selected date is not a valuation date, the transfer is completed on the next valuation date.

•          The surrender is deducted from your Fixed Account value and/or any division(s) according to the surrender allocation percentages you specify.

•          If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.

•          We surrender units from the divisions and/or Fixed Account to equal the dollar amount of the surrender request plus any applicable Fixed Account surrender charge.

•          The surrenders continue until the accumulated value is zero or we receive written notice to stop them.

Automatic Portfolio Rebalancing (APR)

•          APR allows you to maintain a specific percentage of your accumulated value in specified divisions over time.

•          You may elect APR at any time after the examination offer period has expired.

•          APR is not available if you have arranged scheduled transfers from the same division.

•          There is no charge for APR transfers and no charge for participating in the APR program.

•          APR may be done on the frequency you specify:

•          quarterly (on a calendar year or contract year basis); or

•          semiannually or annually (on a contract year basis).

•          You may rebalance by:

•          mailing your instructions to us,

•          calling us at 1-800-852-4450 (if telephone privileges apply);

•          faxing your instructions to us at 1-866-894-2087; or

•          visiting www.principal.com.

Divisions are rebalanced at the end of the valuation period during which we receive your request.

Example:          You elect APR to maintain your accumulated value with 50% in the LargeCap Value Division and 50% in the Bond & Mortgage Securities Division. At the end of the specified period, 60% of the accumulated value is in the LargeCap Value Division, with the remaining 40% in the Bond & Mortgage Securities Division. By rebalancing, units from the LargeCap Value Division are sold and invested in the Bond & Mortgage Securities Division so that 50% of the accumulated value is once again in each division.

Telephone and Internet Services

If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:

•       make purchase payment allocation changes;

•       set up Dollar Cost Averaging (DCA) scheduled transfers;

•       make transfers; and

•       make changes to APR.

Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (name, address, security phrase, password, daytime telephone number, social security number and/or birth date) and sending written confirmation to your address of record.

Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.

If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.

We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice if we modify or terminate telephone service or internet services. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.

Telephone Services

Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.

If you elect telephone privileges, instructions

•       may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 5 p.m. Eastern Time on any day that the NYSE is open).

•       are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).

•       are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.

Internet

Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.

If you register for internet privileges, instructions

•       are effective the day they are received if we receive the instructions in good order before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time).

•       are effective the next valuation day if we receive the instructions when we are not open for business and/or after the NYSE closes its normal trading.

Death Benefit

This Contract provides a death benefit upon the death of the owner. The Contract will not provide death benefits upon the death of an annuitant unless the annuitant is also an owner or the owner is not a natural person.

The following table illustrates the various situations and the resulting death benefit payment if you die before the annuitization date.

If you die and...	And...	Then...
You are the sole owner	Your spouse is not named as a primary beneficiary

The beneficiary(ies) receive the death benefit under the Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single payment.

Upon your death, only your beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are the sole owner	Your spouse is named as a primary beneficiary

Your spouse may either

a. elect to continue the Contract; or

b. receive the death benefit under the Contract.

All other beneficiaries receive the death benefit under the Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single payment.

Unless your spouse elects to continue the Contract, only your spouse’s and any other beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is not your spouse

The surviving owner receives the death benefit under the Contract.

Upon your death, only the surviving owner’s right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is your spouse

Your spouse may either

a. elect to continue the Contract; or

b. receive the death benefit under the Contract.

Unless the surviving spouse owner elects to continue the Contract, upon your death, only your spouse’s right to the death benefit will continue; all other rights and benefits under the rider and the Contract will terminate.

The annuitant dies	The owner is not a natural person

The beneficiary(ies) receive the death benefit under the Contract.

If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other written instructions. If no beneficiary(ies) survive the annuitant, the death benefit is paid to the owner.

Upon the annuitant’s death, only the beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply the death benefit under an annuity benefit payment option or receive the death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay the death benefit in a single payment, subject to proof of your death.

No surrender charge applies when a death benefit is paid.

Amount of the Death Benefit

The amount of the death benefit is the greater of:

•          your accumulated value on the date we receive all required documents; or

•          the total of purchase payments minus any partial surrenders, fees and charges as of the date we receive all required documents and notice (including proof) of death.

If you die before the annuitant and your beneficiary is your spouse, we will continue the Contract with your spouse as the new owner. Alternatively, within 60 days of your death, your spouse may elect to:

•          apply the death benefit under an annuity payment option; or

•          receive the death benefit as a single payment.

Payment of Death Benefit

The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, each beneficiary’s portion of the death benefit remains invested in the divisions until the valuation period during which we receive the required documents for that beneficiary. After payment of all of the death benefit, the Contract is terminated.

The death benefit is usually paid within five business days of our receiving all documents (including proof of death) that we require to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed (see Delay of Payments). We pay interest (as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under an annuity benefit payment option.

NOTE:  Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.

The Annuity Benefit Payment Period

Annuitization Date

You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date later than the maximum annuitization date found on the data pages. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data pages.

You may annuitize your Contract at any time by electing to receive payments under an annuity benefit payment option. If the accumulated value on the annuitization date is less than $2,000.00 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment. The contract would then be canceled. You may select when you want the annuity benefit payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instructions).

Once annuity benefit payments begin under the annuity benefit payment option you choose, the annuity benefit payment option may not be changed. In addition, once payments begin, you may not surrender or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.

Depending on the type of annuity benefit payment option selected, annuity benefit payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity benefit payment commencement date.

Annuity Benefit Payment Options

We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized. You may choose from several fixed annuity benefit payment options. Annuity benefit payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual, or annual basis. The dollar amount of the annuity benefit payments is specified for the entire annuity benefit payment period according to the annuity benefit payment option selected. There is no right to take any total surrenders after the annuitization date.

The amount of the fixed annuity benefit payment depends on:

•       the amount of accumulated value applied to the annuity benefit payment option;

•       the annuity benefit payment option selected; and

•       the age and gender of annuitant (unless the Fixed Period Income benefit payment option is selected).

Annuity benefit payments are determined in accordance with annuity tables and other provisions contained in the Contract. The annuity benefit payment tables contained in this Contract are based on the 1983 Table A Mortality Table. These tables are guaranteed for the life of the Contract. The amount of the initial annuity benefit payment is determined by applying the accumulated value as of the date of the application to the annuity table for the annuitant’s annuity benefit option, gender, and age.

Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in fixing the annuity benefit payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.

You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option may not be changed after annuity benefit payments begin. You may change your selection of an annuity benefit payment option (for which no annuity benefit payments have been made) by sending us a written request prior to the annuitization date. We must receive your written request on or before the annuitization date. If you fail to elect an annuity benefit payment option, we will automatically apply:

•       for Contracts with one annuitant – Life Income with annuity benefit payments guaranteed for a period of 10 years.

•       for Contracts with joint annuitants – Joint and Full Survivor Life Income with annuity benefit payments guaranteed for a period of 10 years.

The available annuity benefit payment options include:

•       Fixed Period Income - Level payments are made for a fixed period. You may select a range from 5 to 30 years (state variations may apply). If the annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the period. Payments stop after all guaranteed payments are made.

•       Life Income -  Level payments are made during the annuitant’s lifetime only. NOTE:  There is no death benefit value remaining or further payments when the annuitant dies. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date.

•       Life Income with Period Certain - Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

•       Joint and Survivor - Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both annuitants die before the first payment date. NOTE: There is no death benefit value remaining or future payments after both annuitants have died.

•       Joint and Survivor with Period Certain - Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

•       Joint and Two-thirds Survivor Life Income - Payments continue as long as either the annuitant or the joint annuitant is alive. If either the annuitant or joint annuitant dies, payments continue to the survivor at two-thirds the original amount. Payments stop when both the annuitant and joint annuitant have died. It is possible that only one payment is made under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both annuitants die before the first payment date. NOTE:  There is no death benefit value remaining or future payments after both annuitants have died.

Other annuity benefit payment options may be available with our approval.

Supplementary Contract

When you annuitize your Contract’s accumulated value, we issue a supplementary fixed annuity contract that provides an annuity benefit payment based on the amount you have annuitized and the annuity benefit payment option that you have selected. The date of the first annuity benefit payment under the supplementary contract is the effective date of that supplementary contract unless you select a date for the first annuity benefit payment that is later than the supplementary contract effective date. The first annuity benefit payment must be made within one year of the supplementary contract effective date.

Tax Considerations Regarding Annuity Benefit Payment Options

If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 70 1/2. The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract.

Additional rules apply to distributions under non-qualified contracts (see Required  Distributions for Non-Qualified Contracts).

Death of Annuitant (during the annuity benefit payment period)

If the annuitant dies during the annuity benefit payment period, remaining annuity benefit payments are made to the owner throughout the guarantee period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining annuity benefit payments are made to the contingent owner. In all cases the person entitled to receive annuity benefit payments also receives any rights and privileges under the annuity benefit payment option.

CHARGES AND DEDUCTIONS

Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except the Premium Tax.

In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.

Mortality and Expense Risks Charge

We assess each division with a daily charge for mortality and expense risks. The annual rate of the charge is 0.85% of the average daily net assets of the Separate Account. We reserve the right to increase this charge but guarantee that it will not exceed 1.25% per year. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of an accumulation unit is calculated.

We have a mortality risk in that we guarantee payment of a death benefit in a single payment or under an annuity benefit payment option. No surrender charge is imposed on a death benefit payment which gives us an additional mortality risk.

The expense risk that we assume is that the actual expenses incurred in issuing and administering the Contract exceed the Contract limits on administrative charges.

If the mortality and expense risks charge is not enough to cover the costs, we bear the loss. If the amount of mortality and expense risks charge deducted is more than our costs, the excess is profit to the Company.

Premium Taxes

We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from either a purchase payment when we receive it, or the accumulated value when you request a surrender (total or partial) or it is applied under an annuity benefit payment option. Currently, premium taxes range from zero to 3.5%.

Fixed Account Surrender Charge and Transfer Fee

No sales charge is collected or deducted when purchase payments are applied under the Contract to provide an annuity benefit payment option. A surrender charge is assessed on certain total or partial surrenders from the Fixed Account. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (commissions and other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which will include profit, if any, from the mortality and expense risks charge.

The surrender charge for any total or partial surrender is a percentage of the Fixed Account purchase payments surrendered which were received by us during the seven contract years prior to the surrender. The applicable percentage which is applied to the sum of the Fixed Account purchase payments (which includes amounts transferred to the Fixed Account from any of the divisions) paid during each contract year is determined by the following table.

The Fixed Account transfer fee is assessed on certain transfers from the Fixed Account to the Separate Account (For contracts sold in Oregon, South Carolina and Texas, the Fixed Account transfer fee is waived).

Table of Fixed Account Surrender Charges and Transfer Fees
Number of completed contract years since each Fixed Account purchase payment* was made	Surrender charge and transfer fee applied to Fixed Account surrenders and transfers beyond Free Transaction Amount
0 (year of purchase payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

*     Includes amounts transferred to Fixed Account from divisions. Each Fixed Account purchase payment begins in year 0 for purposes of calculating the percentage applied to that payment.

For purposes of calculating surrenders and transfers, we assume that surrenders and transfers are made in the following order:*

•       first from Fixed Account purchase payments we received more than seven completed contract years prior to the surrender (or transfer);

•       then from the Fixed Account free transaction amount (first from the Fixed Account’s earnings, then from the oldest Fixed Account purchase payments (first-in, first-out)) described below in FIXED ACCOUNT -Fixed Account Free Transaction Amount; and

•       then from Fixed Account purchase payments we received within the seven completed contract years before the surrender (or transfer) on a first-in, first-out basis.

*                 The order for tax reporting purposes is different. You should consult your tax advisor.

Where permitted by state law, we reserve the right to reduce:

•       the surrender charge fee for any amounts surrendered from this Contract; and/or

•       transfer fees on amounts transferred from the Fixed Account to the Separate Account.

These reductions would apply to Contracts that are attributable to a conversion from other products issued by the Company and its subsidiaries and as otherwise permitted by the Investment Company Act of 1940 (as amended).

For Contracts sold in Massachusetts, Oregon, and Texas:

•       There is no transfer fee on purchase payments allocated to the Fixed Account after the 13th contract year.

•       There is no surrender charge on purchase payments allocated to the Fixed Account after the 13th contract year.

Waiver of Fixed Account Surrender Charge

The Fixed Account Surrender Charge will not apply to:

•       amounts applied under an annuity benefit payment option; or

•       payment of death benefit, however, the Surrender Charge does apply to purchase payments made by a surviving spouse after an owner’s death; or

•       amounts distributed to satisfy the minimum distribution requirement of Section 401(a)9 of the Code (applies to qualified Contracts only); or

•       amounts transferred, after the seventh contract year, from the Contract to a single premium immediate annuity issued by the Company; or

•       any amount transferred from a Contract used to fund another annuity contract issued by the Company to the contract owner’s spouse when the distribution is made under a divorce decree.

Waiver of Fixed Account Surrender Charge Rider

This Waiver of Fixed Account Surrender Charge rider waives the surrender charge on Fixed Account surrenders made after the first contract anniversary if the original owner or original annuitant has a critical need. This rider is automatically made a part of the Contract at issue. There is no charge for this rider. This rider may not be available in all states and may be subject to additional restrictions. Some rider provisions may vary from state to state. We may withdraw or prospectively restrict the availability of this rider at any time. For more information regarding availability or features of this rider, you may contract your registered representative or call us at 1-800-852-4450.

Waiver of the Fixed Account surrender charge is available for critical need if the following conditions are met:

•       the original owner or original annuitant has a critical need; (NOTE: A change of ownership will terminate this rider; once terminated the rider may not be reinstated.)

•       the critical need did not exist before the contract date.

•       For the purposes of this section, the following definitions apply:

•          critical need - owner’s or annuitant’s confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end.

•          health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.

•          terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.

•          total and permanent disability - a disability that occurs after the contract date but before the original owner or annuitant reaches age 65 and qualifies to receive social security disability payments.

The Waiver of Fixed Account Surrender Charge Rider is not available for Contracts sold in Massachusetts.

State variations may apply.

Administration Charge

We reserve the right to assess each division with a daily charge at the annual rate of 0.15% of the average daily net assets of the division. This charge would only be imposed before the annuitization date. This charge would be assessed to help cover administrative expenses. Administrative expenses include the cost of issuing the Contract, clerical, record keeping and bookkeeping services, keeping the required financial and accounting records, communicating with Contract owners and making regulatory filings.

Special Provisions for Group or Sponsored Arrangements

Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.

Group Arrangement – program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.

Sponsored Arrangement – program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.

The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, administrative charge or surrender charges.

Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected purchase payments, total assets under management for the Contract owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion, are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administrative costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected Contract owners and other contract owners with contracts funded by the Separate Account.

FIXED ACCOUNT

This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate Account. It only contains selected information regarding the Fixed Account. More information concerning the Fixed Account is available from the home office or from a registered representative.

You may allocate purchase payments and transfer amounts from the Separate Account to the Fixed Account. Assets in the Fixed Account are held in the General Account of the Company. Because of exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account is not subject to these Acts. The staff of the Commission does not review the prospectus disclosures relating to the Fixed Account. However, these disclosures are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

General Description

Our obligations with respect to the Fixed Account are supported by the Company’s General Account. The General Account is the assets of the Company other than those allocated to any of the Company’s Separate Accounts. Subject to applicable law, the Company has sole discretion over the assets in the General Account.

The Company guarantees that purchase payments allocated to the Fixed Account earn interest at a guaranteed interest rate. In no event will the guaranteed interest rate be less than 3% compounded annually.

Each purchase payment allocated or amount transferred to the Fixed Account earns interest at the guaranteed rate in effect on the date it is received or transferred. This rate applies to each purchase payment or amount transferred through the end of the contract year.

Each contract anniversary, we declare a renewal interest rate that is guaranteed and applies to the Fixed Account value in existence at that time. This rate applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the accumulated value in the Fixed Account from which deductions for fees and charges may be made.

Fixed Account Accumulated Value

Your Contract’s Fixed Account accumulated value on any valuation date is the sum of:

•          purchase payments allocated to the Fixed Account;

•          plus any transfers to the Fixed Account from the Separate Account;

•          plus interest credited to the Fixed Account;

•          minus any surrenders, surrender charges, or transaction fees allocated to the Fixed Account;

•          minus any transfers (and transfer fees) to the Separate Account.

Fixed Account Transfers, Total and Partial Surrenders

Transfers and surrenders from your investment in the Fixed Account are subject to certain limitations. In addition, surrenders and transfers from the Fixed Account may be subject to a charge or fee (see Fixed Account Surrender Charge and Transfer Fee). The total amount you may transfer and/or surrender from the Fixed Account may not exceed your Fixed Account value.

You may transfer amounts from the Fixed Account to the divisions before the annuitization date and as provided below. The transfer is effective on the valuation date following our receiving your instructions. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and unscheduled Fixed Account transfer in the same contract year.

Fixed Account Free Transaction Amount

Each contract year, a certain portion of your Fixed Account value may be:

•       withdrawn free of the surrender charge; or

•       transferred to the Separate Account free of the transfer fee.

The surrender charge and transfer fee do not apply to Fixed Account surrenders or transfers (or a combination of surrenders and transfers) which do not exceed the greater of:

•       your Fixed Account’s earnings (Fixed Account value minus unsurrendered/non-transferred Fixed Account purchase payments still subject to a surrender charge or transfer fee); or

•       10% of your total Fixed Account value recalculated as of the later of the contract date or last contract anniversary; or

•       an amount surrendered to satisfy the minimum distribution requirement of Section 401(a)9 of the Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone.

In addition, 10% of Fixed Account purchase payments during the current Contract year may be surrendered without a surrender charge or transferred without a transfer fee.

Any Fixed Account Free Transaction amount not withdrawn or transferred in a contract year is not added to the Fixed Account Free Transaction amount available for any following contract year(s).

Unscheduled Fixed Account Transfer

You may make an unscheduled transfer from the Fixed Account each contract year as follows:

•       The transfer is effective on the valuation date following our receiving your instructions.

•       You must specify the dollar amount or percentage to be transferred.

•       Amounts in excess of the Fixed Account Free Transaction Amount may be subject to a transfer fee.

•       You may transfer up to 100% of your Fixed Account value (without incurring the transfer fee) within 30 days after a contract anniversary if:

•          your Fixed Account value is less than $1,000, or

•          the renewal interest rate for your Fixed Account value for the current contract year is more than one percentage point lower than the weighted average of your Fixed Account interest rates for the preceding contract year.

If you do not meet one of the preceding conditions, transfers from the Fixed Account may be subject to a surrender charge (see Fixed Account Surrender Charge and Transfer Fee).

Scheduled Fixed Account Transfer (Dollar Cost Averaging)

You may make scheduled transfers on a periodic basis from the Fixed Account as follows:

•       You may establish scheduled transfers by:

•     mailing your instructions to us;

•     calling us at 1-800-852-4450 (if telephone privileges apply);

•     faxing your instructions to us at 1-866-894-2087; or

•     visiting www.principal.com.

•       Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).

•       If the selected date is not a valuation date, the transfer is completed on the next valuation date.

•       The minimum transfer amount is $50.

•       Transfers continue until your value in the Fixed Account is zero or we receive your notice to stop them.

•       If you stop the transfers, you may not start them again without our prior approval.

GENERAL PROVISIONS

The Contract

The entire Contract is made up of the Contract, amendments, riders and endorsements and data pages. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.

Delay of Payments

Surrendered amounts are generally disbursed within seven calendar days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death, annuitization of the accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:

•       trading on the New York Stock Exchange is restricted as determined by the Commission or when the Exchange is closed for other than weekends and holidays, or

•       an emergency exists, as determined by the Commission, as a result of which:

•          disposal by a mutual fund of securities owned by it is not reasonably practicable;

•          it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or

•          the Commission permits suspension for the protection of security holders.

If payments are delayed the transaction will be processed on the first valuation date following the expiration of the permitted delay unless we receive your written instructions to cancel your surrender, annuitization, or transfer. Your written instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days thereafter.

In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a purchase payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.

We may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.

Misstatement of Age or Gender

If the age or, where applicable, gender of the annuitant has been misstated, we adjust the income payable under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next annuity benefit payment or annuity benefit payments due. Underpayments are added to the next annuity benefit payment.

Assignment

If your Contract is part of your qualified plan, IRA, SEP, or Simple-IRA, you may not assign ownership.

You may assign your non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at the home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amounts paid to an assignee are treated as a partial surrender and is paid in a single payment lump sum.

The Company may refuse any assignment or transfer at any time on a non-discriminatory basis and may refuse any assignment where it believes such assignment may cause the development of a trading market.

Change of Owner

If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not change either the owner or the annuitant.

You may change the owner of your non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, the Waiver of Fixed Account Surrender Charge rider is not available.

If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.

Change of Annuitant

If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity. If a new annuitant is not named within 60 days of our receiving notice (including proof) of the original annuitant’s death, you will become the annuitant. If the owner of the contract is not a natural person, the annuitant’s death is treated as the death of the owner.

Change of Beneficiary

Before the annuitization date, you have the right to name a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. A joint annuitant may not be named as a beneficiary.

Contract Termination

We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000. Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within 60 days. Termination of the Contract will not unfairly discriminate against any owner.

Important Information about Customer Identification Procedures

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your initial purchase payment, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Reports

We will mail to you a statement of your current accumulated value, along with any reports required by state law, at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.

Quarterly statements will reflect purchase payments and partial surrenders occurring during the quarter as well as the balance of units owned and accumulated values.

RIGHTS RESERVED BY THE COMPANY

We reserve the right to make certain changes if, in our judgment, they best serve the interests of you and the annuitant or are appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes the Company may make include:

•       transfer assets in any division to another division or to the Fixed Account;

•       add, combine or eliminate divisions in the Separate Account; or

•       substitute the units of a division for the units of another division:

•          if units of a division are no longer available for investment; or

•          if in our judgment, investment in a division becomes inappropriate considering the purposes of the Separate Account.

Frequent Trading and Market-Timing (Abusive Trading Practices)

This Contract is not designed for frequent trading or market timing activity of the divisions. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•          Disrupt the management of the underlying mutual funds by:

•     forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and

•     causing unplanned portfolio turnover;

•          Hurt the portfolio performance of the underlying mutual funds; and

•          Increase expenses of the underlying mutual fund and separate account due to:

•     increased broker-dealer commissions; and

•     increased recordkeeping and related costs.

If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or an underlying mutual fund that is a division with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•       Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;

•       Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

•       Limiting the number of unscheduled transfers during a Contract year to no more than 12;

•       Prohibiting you from requesting a transfer among the divisions for a minimum of 30 days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and

•       Taking such other action as directed by the underlying mutual fund.

We will support the underlying mutual funds’ right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.

In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.

PERFORMANCE CALCULATION

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions. The Contract was not offered prior to April 30, 1999. However, shares of Accounts in which certain divisions of the Separate Account invest were offered prior to that date. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as if the Contract had been issued on or after the date the mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.

Other divisions of the Separate Account were not offered until April 30, 1999. Performance data for these divisions are calculated utilizing standardized performance formulas and shows performance since the inception date of the division.

The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.

From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of the assumed reinvestment.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser about the tax implications of taking action under a Contract or related retirement plan.

Non-Qualified Contracts

Section 72 of the Internal Revenue Code governs the income taxation of annuities in general.

•       Purchase payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person’s gross income.

•       An increase in the accumulated value of a non-qualified Contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus Accounts and the Fixed Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.

•       Generally, owners who are not natural persons are immediately taxed on any increase in the accumulated value.

The following discussion applies generally to Contracts owned by natural persons.

•       Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.

•       The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.

•       Annuity benefit payments:

•          The “investment in the contract” is generally the total of the purchase payments made.

•          The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.

•          After the purchase payment(s) in the Contract is paid out, the full amount of any annuity benefit payment is taxable.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.

Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your Contract.

Required Distributions for Non-Qualified Contracts

In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Internal Revenue Code requires:

•       If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.

•       If you die prior to the annuitization date, the entire interest in the Contract will be distributed:

•          within five years after the date of your death; or

•          as annuity benefit payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.

•       If you take a distribution from the Contract before you are 59 1/2, you may incur an income tax penalty.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.

If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Internal Revenue Code. Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Internal Revenue Code apply upon the death of the annuitant.

IRA, SEP, and SIMPLE-IRA

The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.

•          IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.

•          SEP-IRA – A SEP is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.

•          SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employers. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Internal Revenue Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any purchase payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.

Medicare Tax Change for 2013

Beginning in 2013, the Medicare tax will rise from 2.9% to 3.8% on unearned income for higher tax bracket individuals.

As part of the Health Care and Reconciliation Act of 2010, the new tax increase will apply to individuals with an Adjustable Gross Income over $200,000 (single filers) or $250,000 for married couples filing jointly.   The tax applies to income from interest, dividends, annuities, royalties and rents not obtained by normal trade of business.

Income from annuities that are part of a qualified retirement plan (as described in the following section) are not treated as investment income for the purpose of this new tax and thus are not subject to the new 3.8% rate.

Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.

The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.

With respect to IRAs, IRA rollovers and SIMPLE-IRAs there is a 10% penalty under the Internal Revenue Code on the taxable portion of a “premature distribution.” The tax is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation. Generally, an amount is a “premature distribution” unless the distribution is:

•       made on or after you reach age 59 1/2;

•       made to a beneficiary on or after your death;

•       made upon your disability;

•       part of a series of substantially equal periodic payments for the life or life expectancy of you or you and the beneficiary;

•       made to pay certain medical expenses;

•       for health insurance premiums while employed;

•       for first home purchases (up to $10,000);

•       for qualified higher education expenses;

•       for qualified disaster tax relief distributions (up to $100,000);

•       for qualified reservist distributions;

•       for amounts levied by the IRS directly against your IRA;

•       for earnings associated with refunds of excess IRA contributions paid prior to your tax filing deadline;

•       for Roth IRA conversions (assuming the conversion remains in the Roth IRA for 5 years); or

•       for transfer of IRA incident to divorce.

For more information regarding premature distributions, please reference IRS Publication 590 and consult your tax advisor.

Rollover IRAs

If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59 1/2 and not rolled over may be subject to an additional 10% excise tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA. Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/ conversion. For more information, please see your tax advisor.

Required Minimum Distributions for IRAs

The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their IRA. Generally speaking, RMDs for IRAs must begin no later than April 1 following the close of the calendar year in which you turn 70 1/2. Thereafter, the RMD is required no later than December 31 of each calendar year.

The RMD rules apply to traditional IRAs, as well as SEP-IRA’s and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each, but the actual distribution can be satisfied from a combination of one or more of the owner’s IRAs.

Failure to comply with the RMD rules can result in an excise tax penalty.

Roth IRAs

The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SIMPLE-IRA or SEP may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.

Withholding

Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special “backup withholding” rules may require us to disregard the recipient’s election if the recipient fails to supply us with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

Mutual Fund Diversification

The United States Treasury Department has adopted regulations under Section 817(h) of the Code which establish standards of diversification for the investments underlying the Contracts. Under this Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of a mutual fund to meet the diversification requirements could result in tax liability to non-qualified Contract holders.

The investment opportunities of the mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

GENERAL INFORMATION

Reservation Rights

The Company reserves the right to:

•       increase the minimum amount for each purchase payment to not more than $1,000; and

•       terminate a Contract and distribute the accumulated value if no purchase payments are made during two consecutive calendar years and the accumulated value (or total purchase payments less partial surrenders and applicable surrender charges and transfer fees) is less than $2,000. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.

Legal Opinions

Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Karen Shaff, General Counsel and Executive Vice President.

Legal Proceedings

There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

Other Variable Annuity Contracts

The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.

Householding

To avoid sending duplicate copies of materials to owners, only one copy of the prospectus and annual and semi-annual reports for the funds will be mailed to owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

Payments to Financial Intermediaries

The Company pays compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on purchase payments made on the Contract. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments are designed to provide incentives for the sale of the Contracts as well as other products sold by the Company and may influence the Financial intermediary or its registered representative to recommend the purchase of this Contract over competing annuity contracts or other investment options. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your sales representative’s broker-dealer is compensated for soliciting applications for the Contract.

Service Arrangements and Compensation

The Company has entered into agreements with the distributors, advisers, and/or the affiliates of some of the mutual funds underlying the Contract and receives compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Contract owners’ instructions. Because the Company receives such fees, it may be subject to competing interests in making these funds available as investment options under the Contract. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Contract. Without these payments, charges under the Contract are expected to be higher.

Independent Registered Public Accounting Firm

The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst and Young LLP, independent registered public accounting firm, 801 Grand Avenue, Des Moines, Iowa 50309, for the periods indicated in their reports which also appear in the SAI.

FINANCIAL STATEMENTS

The financial statements of the Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

TABLE OF SEPARATE ACCOUNT DIVISIONS

The following is a brief summary of the investment objectives of each division. There is no guarantee that the objectives will be met.

American Century VP Income & Growth Division

Invests in:	American Century VP Income & Growth Fund- Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks capital growth by investing in common stocks. Income is a secondary objective.

Bond & Mortgage Securities Division

Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account — Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide current income.

Diversified International Division

Invests in:	Principal Variable Contracts Funds Diversified International Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Government & High Quality Bond Division

Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account -Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek a high level of current income consistent with safety and liquidity.

LargeCap Growth I Division

Invests in:	Principal Variable Contracts Funds LargeCap Growth Account I - Class 1
Investment Advisor:	T. Rowe Price Associates and Brown Advisory, LLC through a Sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap S&P 500 Index Division

Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Value Division

Invests in:	Principal Variable Contracts Funds LargeCap Value Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

MidCap Blend Division (division name will change to MidCap Division effective May 18, 2013)

Invests in:	Principal Variable Contracts Funds MidCap Account - Class 1 (fka Principal Variable Contracts Funds MidCap Blend Account – Class 1)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Money Market Division

Invests in:	Principal Variable Contracts Funds Money Market Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Short-Term Income Division

Invests in:	Principal Variable Contracts Funds Short-Term Income Account - Class 1
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

SmallCap Blend Division

Invests in:	Principal Variable Contracts Funds SmallCap Blend Account - Class 1
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

SmallCap Growth II Division

Invests in:	Principal Variable Contracts Funds SmallCap Growth Account II - Class 1
Investment Advisor:	Emerald Advisors, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

Templeton Growth Securities Division

Invests in:	Franklin Templeton VIP Trust Templeton Growth Securities Fund - Class 2
Investment Advisor:	Templeton Global Advisors Limited
Investment Objective:	seeks long-term capital growth.

Registration Statement

This prospectus (Part A of the registration statement) omits some information contained in the SAI (Part B of the registration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby Incorporated by reference into this prospectus. You may request a free copy of the SAI by contacting your registered representative or calling us at 1-800-852-4450.

Information about the Contract (Including the SAI and Part C of the registration statement) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission as 202-942-8090. Reports and other information about the Contract are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street NE, Washington, D.C. 20549-0102.

The registration number for the Contract is 333-63401.

Customer Inquiries

Your questions should be directed to: Principal Freedom Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, 1-800-852-4450.

TABLE OF CONTENTS OF THE SAI

The table of contents for the Statement of Additional Information is provided below.

Principal Life Insurance Company Separate Account B

Report of Independent Registered Public Accounting Firm ................................................ 9

Financial Statements ...................................................................................................... 10

Principal Life Insurance Company

Report of Independent Auditors .................................................................................... 131

Consolidated Financial Statements ............................................................................... 132

To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:

Princor Financial Services Corporation

a company of

the Principal Financial Group

Des Moines, IA 50392-2080

Telephone: 1-800-852-4450

CONDENSED FINANCIAL INFORMATION

Financial statements are included in the Statement of Additional Information. Following are unit values for the Contract for the periods ended December 31.

	Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
American Century VP Income & Growth
2012	$10.780	$12.265	13.77%	227
2011	10.544	10.780	2.24	249
2010	9.316	10.544	13.18	293
2009	7.956	9.316	17.09	340
2008	12.267	7.956	-35.14	399
2007	12.380	12.267	-0.91	517
2006	10.663	12.380	16.10	579
2005	10.278	10.663	3.75	567
2004	9.174	10.278	12.03	517
2003	7.153	9.174	28.25	342
Bond & Mortgage Securities
2012	16.356	17.440	6.63	402
2011	15.405	16.356	6.17	436
2010	13.915	15.405	10.71	479
2009	11.606	13.915	19.89	549
2008	14.114	11.606	-17.77	684
2007	13.766	14.114	2.53	957
2006	13.267	13.766	3.76	1,099
2005	13.053	13.267	1.64	1,078
2004	12.541	13.053	4.08	953
2003	12.093	12.541	3.70	646
Diversified International
2012	12.710	14.926	17.43	202
2011	14.384	12.710	-11.64	229
2010	12.759	14.384	12.74	263
2009	9.985	12.759	27.78	333
2008	18.724	9.985	-46.67	382
2007	16.267	18.724	15.10	495
2006	12.820	16.267	26.89	575
2005	10.445	12.820	22.74	464
2004	8.703	10.445	20.02	324
2003	6.633	8.703	31.21	144
Government & High Quality Bond
2012	11.786	12.143	3.03	286
2011	11.189	11.786	5.33	316
2010	10.661	11.189	4.95	332
2009	10.099	10.661	5.56	12
2008(1)	10.000	10.099	0.99	‑

	Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
LargeCap Growth I
2012	$10.610	$12.242	15.38%	125
2011	10.735	10.610	-1.17	141
2010	9.052	10.735	18.59	169
2009	5.978	9.052	51.42	184
2008	10.151	5.978	-41.11	197
2007(2)	10.000	10.151	1.51	‑
LargeCap S&P 500 Index
2012	10.183	11.661	14.52	639
2011	10.095	10.183	0.87	762
2010	8.878	10.095	13.71	883
2009	7.089	8.878	25.24	1,017
2008	11.366	7.089	-37.63	1,217
2007	10.903	11.366	4.25	1,603
2006	9.514	10.903	14.60	1,844
2005	9.184	9.514	3.59	1,862
2004	8.391	9.184	9.45	1,780
2003	6.595	8.391	27.23	1,074
LargeCap Value
2012	10.206	11.999	17.57	200
2011	10.173	10.206	0.32	243
2010	8.994	10.173	13.11	283
2009	7.799	8.994	15.32	338
2008	12.132	7.799	-35.72	388
2007	12.248	12.132	-0.95	546
2006	10.298	12.248	18.94	652
2005	9.724	10.298	5.90	572
2004	8.728	9.724	11.41	487
2003	7.014	8.728	24.44	251
MidCap (f/k/a MidCap Blend)
2012	25.235	29.885	18.43	296
2011	23.502	25.235	7.38	341
2010	19.099	23.502	23.05	394
2009	14.400	19.099	32.63	180
2008	21.980	14.400	-34.49	203
2007	20.255	21.980	8.52	271
2006	17.883	20.255	13.26	322
2005	16.515	17.883	8.28	344
2004	14.144	16.515	16.76	287
2003	10.741	14.144	31.68	146

	Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
Money Market
2012	$12.202	$12.098	-0.85%	232
2011	12.306	12.202	-0.85	250
2010	12.411	12.306	-0.84	295
2009	12.489	12.411	-0.62	351
2008	12.279	12.489	1.71	565
2007	11.807	12.279	4.00	478
2006	11.381	11.807	3.74	526
2005	11.180	11.381	1.80	502
2004	11.173	11.180	0.06	538
2003	11.187	11.173	-0.13	496
Short-Term Income
2012	11.310	11.774	4.11	180
2011	11.252	11.310	0.51	191
2010	10.891	11.252	3.32	217
2009	9.991	10.891	9.01	9
2008(1)	10.000	9.991	-0.09	‑
SmallCap Blend
2012	15.584	17.724	13.73	152
2011	15.952	15.584	-2.31	174
2010	12.947	15.952	23.21	193
2009	10.687	12.947	21.15	229
2008	17.037	10.687	-37.27	257
2007	16.905	17.037	0.78	341
2006	15.127	16.905	11.75	402
2005	14.253	15.127	6.13	427
2004	11.996	14.253	18.81	339
2003	8.843	11.996	35.66	182
SmallCap Growth II
2012	9.147	10.547	15.31	68
2011	9.648	9.147	-5.20	84
2010	7.666	9.648	25.86	89
2009	5.869	7.666	30.62	105
2008	10.058	5.869	-41.65	116
2007	9.661	10.058	4.11	140
2006	8.941	9.661	8.05	160
2005	8.454	8.941	5.76	161
2004	7.664	8.454	10.31	173
2003	5.307	7.664	44.41	116

	Accumulation Unit Value
Division	Beginning of Period	End of Period	Percentage Change from Prior Period	Number of Accumulation Units Outstanding End of Period (in thousands)
Templeton Growth Securities
2012	$14.052	$16.898	20.25%	61
2011	15.235	14.052	-7.76	69
2010	14.307	15.235	6.48	79
2009	11.006	14.307	29.99	92
2008	19.245	11.006	-42.81	105
2007	18.965	19.245	1.48	138
2006	15.702	18.965	20.78	160
2005	14.547	15.702	7.94	146
2004	12.645	14.547	15.04	127
2003	9.651	12.645	31.02	94

(1)  Commenced Operations on November 24, 2008

(2)  Commenced Operations on April 30, 2007

PART B

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

PRINCIPAL FREEDOMsm VARIABLE ANNUITY CONTRACT

Statement of Additional Information

dated May 1, 2013

The Statement of Additional Information provides information about the Principal Freedom Variable Annuity sponsored by Principal Life Insurance Company.

This Statement of Additional Information is not a prospectus but does provide information that supplements the Contract’s Prospectus dated May 1, 2013. It should be read with that Prospectus which is available without charge. To request a copy of the Prospectus, please contact us at:

Principal FreedomSM Variable Annuity

Principal Financial Group

P.O. Box 9382

Des Moines, Iowa 50306-9382

Telephone: 1-800-852-4450

This page left blank intentionally. TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY

Principal Life Insurance Company (the “Company”) is the issuer of the Principal Freedom Variable Annuity (the “Contract”) and serves as custodian of its assets. The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.

On June 24,1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the current organizational structure.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Separate Account B and the Principal Life Insurance Company.

PRINCIPAL UNDERWRITER

The principal underwriter of the Contract is Princor Financial Services Corporation (“Princor”) which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal Financial Group, 650 8th Street, Des Moines, Iowa 50392-0200. Princor was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the FINRA. The Contracts may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.

The Contract’s offering to the public is non-continuous. As the principal underwriter, Princor is paid for the distribution of the Contract. For the last three fiscal years Princor has received and retained the following commissions:

2012 received/retained	2011 received/retained	2010 received/retained
$1,089/$0	$968/$0	$1,347/$0

CALCULATION OF PERFORMANCE DATA

The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions.

The Contract was not offered prior to April 30, 1999. Certain of the underlying funds were offered prior to the date the Contract was available. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as if the Contract had been issued on or after the date the mutual fund in which such division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund is derived by reducing the actual performance of the underlying mutual fund by the fees and charges of the Contract as if it had been in existence.

The yield and total return figures described below vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents historical performance and is not intended to indicate future performance.

From time to time the Account advertises its Money Market division’s “yield” and “effective yield” for the Contract. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment under the contract in the division over a seven-day period (the period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield. For the period ended December 31, 2012, the 7-day annualized and effective yields were -0.85% and -0.85%, respectively.

In addition, the Separate Account advertises the “yield” for certain other divisions for the Contract. The “yield” of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the “yield.” No contingent deferred sales charge is assessed on investments in the Separate Account divisions of the Contract.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value.

Following are the hypothetical average annual total returns for the period ended December 31, 2012 assuming the Contract had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

Division	Effective Date	One Year	Five Years	Ten Years
American Century VP Income & Growth	October 31, 1997	13.77%	0.00%	5.54%
Bond & Mortgage Securities	December 18, 1987	6.63%	4.32%	3.73%
Diversified International	May 2, 1994	17.43%	-4.43%	8.45%
Government & High Quality Bond	May 6, 1993	3.03%	4.45%	3.49%
LargeCap Growth I	June 1, 1994	15.39%	3.82%	6.72%
LargeCap S&P 500 Index	May 3, 1999	14.52%	0.51%	5.87%
LargeCap Value	May 13, 1970	17.57%	-0.22%	5.52%
MidCap Blend	December 18, 1987	18.43%	6.34%	10.77%
Money Market	March 18, 1983	-0.85%	-0.30%	0.79%
Short-Term Income	January 12, 1994	4.11%	2.97%	2.68%
SmallCap Blend	May 1, 1998	13.73%	0.79%	7.20%
SmallCap Growth II	May 1, 1998	15.30%	0.96%	7.11%
Templeton Growth Securities	August 24, 1988	20.25%	-2.57%	5.76%

TAXATION UNDER CERTAIN RETIREMENT PLANS

Individual Retirement Annuities

Contributions. Individuals may make contributions for individual retirement annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.

Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 in 2012 and 2013.

Such individuals may establish a traditional IRA for a non-working spouse. The annual contribution for both spouses’ contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse’s compensation. No more than the individual IRA limit may be contributed to either spouse’s IRA for any year.

IRA- Maximum Annual Contribution
Year	Individual IRA	Individual IRA + Spousal IRA
2012	$5,000	$10,000
2013	$5,500	$11,000

For succeeding years, limits are indexed to inflation.

Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are fully tax deductible regardless of income. If an individual is an active participant in a qualified retirement plan, his/her ability to deduct the contributions depends upon his/her income level.

For individuals who are not active participants but whose spouses are, deductibility of traditional IRA contributions is phased out if the couple files a joint return and the Adjusted Gross Income is between $178,000 and $188,000 in 2013.

Deductibility of Traditional IRA Contributions for Active Participants
Married Individuals (Filing Jointly)			Single Individual
Year	Limited Deduction	No Deduction	Year	Limited Deduction	No Deduction
2012	$92,000	$112,000	2012	$58,000	$68,000
2013	$95,000	$115,000	2013	$59,000	$69,000

An individual may make non-deductible IRA contributions to the extent of the excess of:

      1)   The lesser of maximum annual contribution or 100% of compensation, over

      2)   The IRA deductible contributions made with respect to the individual.

An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner’s death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s designated Beneficiary; distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses and distributions for certain natural disaster victims.

Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2, and such distributions must be made over a period that does not exceed the uniform life distribution period established by the IRS. A penalty tax of 50% may be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the owner dies before his or her entire interest in the Contract has been distributed, the owner’s entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified Contract, as described in the Prospectus.

Tax-Free Rollovers. The Internal Revenue Code (the “Code”) permits the funds to be transferred in a tax-free rollover from a qualified retirement plan, tax-deferred annuity plan, or governmental 457(b) plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans, tax-deferred annuity plan, or governmental 457(b) plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

Simplified Employee Pension (SEP) Plans and Salary Reduction Simplified Employee Pension (SAR/SEP) Plans

Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of 25% of compensation or $50,000 for 2012.

Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan (SAR/SEP) on their behalf on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SAR/SEP is referred to as an elective deferral.

These elective deferrals are subject to the same cap as elective deferrals to IRC Section 401(k) plans; refer to the table below. In addition to the elective deferrals, SAR/SEP may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions.”

No new SAR/SEPs are permitted after 1996 for any employer, but those in effect prior to 1997 may continue to operate, receive contributions, and add new employees.

Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs.

Salary Reduction Simplified Employee Pension Plan (SAR/SEP)
Year	Elective Deferral	Catch-up Contribution
2012	$17,000	$5,500
2013	$17,500	$5,500

Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.

Savings Incentive Match Plans for Employees (SIMPLE IRA)

Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.

These elective deferrals cannot exceed the amounts shown in the chart. In addition to the elective deferrals, SIMPLE IRA may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.

Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $12,000 limit in 2013) of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, an individual under age 50 who defers the maximum of $12,000 to a SIMPLE IRA of one employer and also participates in a 401(k) plan of another employer,  would be limited to an elective deferral of $5,500 in 2013 $17,500 – $12,000) to the 401(k) plan.

The employer generally must match either 100% of the employee’s elective deferral, up to 3% of the employee’s compensation or fixed nonelective contributions of 2% of compensation.

Savings Incentive Match Plan for Employees (SIMPLE IRA)
Year	Elective Deferral	Catch-up Contribution	401(k) Elective Deferral
2012	$11,500	$2,500	$17,000
2013	$12,000	$2,500	$17,500

Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee’s first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.

Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employee’s first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Principal Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Principal Life Insurance Company Separate Account B (“Separate Account”), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2012, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Principal Life Insurance Company Separate Account B at December 31, 2012, and the results of its operations and the changes in its net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

 April 25, 2013

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities

December 31, 2012

		American
	AllianceBernstein	Century VP
	Small Cap	Income &
	Growth	Growth
	Class A	Class I
	Division	Division
Assets
Investments in shares of mutual funds, at market	$4,147,988	$12,745,236

Liabilities	—	—
Net assets	$4,147,988	$12,745,236

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	2,782,674
Principal Freedom Variable Annuity 2	—	44,745
The Principal Variable Annuity	—	9,221,927
The Principal Variable Annuity with Purchase Payment Credit Rider	—	695,890
Principal Investment Plus Variable Annuity	3,042,009	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,105,979	—
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$4,147,988	$12,745,236

Investments in shares of mutual funds, at cost	$3,910,178	$11,312,995
Shares of mutual fund owned	218,776	1,847,136
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	226,889
Principal Freedom Variable Annuity 2	—	4,038
The Principal Variable Annuity	—	784,179
The Principal Variable Annuity with Purchase Payment Credit Rider	—	63,452
Principal Investment Plus Variable Annuity	164,270	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	62,800	—
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	12.26
Principal Freedom Variable Annuity 2	—	11.08
The Principal Variable Annuity	—	11.76
The Principal Variable Annuity with Purchase Payment Credit Rider	—	10.97
Principal Investment Plus Variable Annuity	18.52	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17.61	—
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

American	American
Century VP	Century VP	American	American	American	American
Inflation	MidCap	Century VP	Century VP	Century VP	Century VP	Asset
Protection	Value	Ultra	Ultra	Value	Vista	Allocation
Class II	Class II	Class I	Class II	Class II	Class I	Class 1
Division	Division	Division	Division	Division	Division	Division

$89,160,072	$2,592,206	$3,715,525	$55,371,648	$18,873,383	$2,328,447	$42,832,057

—	—	—	—	—	—	—
$89,160,072	$2,592,206	$3,715,525	$55,371,648	$18,873,383	$2,328,447	$42,832,057

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	187,693
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	854,414	3,467,377	—	16,776,956	—	28,150,471
—	53,174	248,148	—	2,096,427	—	505,932
70,780,243	1,448,234	—	42,443,549	—	1,619,467	10,549,777
18,379,829	236,384	—	12,928,099	—	708,980	3,438,184
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$89,160,072	$2,592,206	$3,715,525	$55,371,648	$18,873,383	$2,328,447	$42,832,057

$80,091,044	$2,479,222	$2,969,255	$45,729,983	$19,601,690	$2,160,851	$41,644,167
7,411,477	177,670	344,030	5,199,216	2,890,258	133,819	3,496,495

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	114,063
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	65,656	324,645	—	1,141,841	—	995,522
—	4,151	24,913	—	152,083	—	19,240
4,967,592	111,287	—	3,366,877	—	111,959	373,076
1,356,372	18,452	—	1,078,353	—	51,539	130,749
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	1.65
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	13.01	10.68	—	14.69	—	28.28
—	12.81	9.96	—	13.78	—	26.30
14.25	13.01	—	12.61	—	14.47	28.28
13.55	12.81	—	11.99	—	13.76	26.30
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2012

		Bond &
		Mortgage
	Balanced	Securities
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$35,866,728	$236,260,267

Liabilities	—	—
Net assets	$35,866,728	$236,260,267

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	496,248	247,567
Premier Variable	2,472,779	3,312,725
Principal Freedom Variable Annuity	—	7,003,356
Principal Freedom Variable Annuity 2	—	536,764
The Principal Variable Annuity	31,949,501	96,395,066
The Principal Variable Annuity with Purchase Payment Credit Rider	948,200	6,258,743
Principal Investment Plus Variable Annuity	—	95,865,525
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	26,640,521
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$35,866,728	$236,260,267

Investments in shares of mutual funds, at cost	$32,506,256	$222,920,137
Shares of mutual fund owned	2,336,595	20,124,384
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	201,788	94,129
Premier Variable	966,022	1,209,927
Principal Freedom Variable Annuity	—	401,565
Principal Freedom Variable Annuity 2	—	41,163
The Principal Variable Annuity	1,419,902	4,120,196
The Principal Variable Annuity with Purchase Payment Credit Rider	45,316	287,672
Principal Investment Plus Variable Annuity	—	4,097,623
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	1,224,503
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	2.46	2.63
Premier Variable	2.56	2.74
Principal Freedom Variable Annuity	—	17.44
Principal Freedom Variable Annuity 2	—	13.04
The Principal Variable Annuity	22.50	23.40
The Principal Variable Annuity with Purchase Payment Credit Rider	20.92	21.76
Principal Investment Plus Variable Annuity	—	23.40
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	21.76
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

				Dreyfus IP		Fidelity VIP
Diversified	Diversified	Diversified	Diversified	Technology	Equity	Contrafund
Balanced	Growth	Income	International	Growth	Income	Service
Class 2	Class 2	Class 2	Class 1	Service Shares	Class 1	Class
Division	Division	Division	Division	Division	Division	Division

$581,719,623	$1,218,656,117	$54,790,520	$182,348,748	$3,299,901	$282,998,065	$47,182,903

—	—	—	—	—	—	—
$581,719,623	$1,218,656,117	$54,790,520	$182,348,748	$3,299,901	$282,998,065	$47,182,903

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	297,268	—	—	—
—	—	—	3,284,164	—	18,619	—
—	—	—	3,018,533	—	—	—
—	—	—	506,340	—	—	—
—	—	—	112,641,493	—	54,873,540	45,329,958
—	—	—	6,421,225	—	3,754,706	1,852,945
526,319,659	1,127,165,485	49,564,219	43,530,490	2,604,239	176,867,147	—
43,769,382	86,243,760	4,244,060	12,649,235	695,662	47,484,053	—
11,630,582	5,246,872	982,241	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$581,719,623	$1,218,656,117	$54,790,520	$182,348,748	$3,299,901	$282,998,065	$47,182,903

$532,077,694	$1,100,113,701	$54,209,726	$169,983,773	$3,142,562	$265,014,681	$44,906,751
47,371,305	97,181,509	5,198,342	14,146,528	245,346	16,617,619	1,789,943

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	109,901	—	—	—
—	—	—	1,166,564	—	13,482	—
—	—	—	202,240	—	—	—
—	—	—	46,131	—	—	—
—	—	—	4,646,197	—	5,128,976	2,723,224
—	—	—	284,826	—	363,805	119,707
43,621,536	91,780,087	4,724,994	1,795,543	158,747	16,531,834	—
3,693,548	7,150,059	406,101	561,086	44,590	4,600,945	—
963,979	427,244	93,640	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	2.70	—	—	—
—	—	—	2.82	—	1.38	—
—	—	—	14.93	—	—	—
—	—	—	10.98	—	—	—
—	—	—	24.24	—	10.70	16.65
—	—	—	22.54	—	10.32	15.48
12.07	12.28	10.49	24.24	16.41	10.70	—
11.85	12.06	10.45	22.54	15.60	10.32	—
12.07	12.28	10.49	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2012

	Fidelity VIP	Fidelity VIP
	Contrafund	Equity-Income
	Service	Service
	Class 2	Class 2
	Division	Division
Assets
Investments in shares of mutual funds, at market	$49,174,925	$36,953,265

Liabilities	—	—
Net assets	$49,174,925	$36,953,265

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	25,488,127
The Principal Variable Annuity with Purchase Payment Credit Rider	—	2,055,098
Principal Investment Plus Variable Annuity	40,409,975	7,204,596
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	8,764,950	2,205,444
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$49,174,925	$36,953,265

Investments in shares of mutual funds, at cost	$44,577,242	$39,008,497
Shares of mutual fund owned	1,891,343	1,883,449
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	1,933,694
The Principal Variable Annuity with Purchase Payment Credit Rider	—	166,186
Principal Investment Plus Variable Annuity	2,513,671	546,616
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	573,300	178,354
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	13.18
The Principal Variable Annuity with Purchase Payment Credit Rider	—	12.37
Principal Investment Plus Variable Annuity	16.08	13.18
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	15.29	12.37
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

					Goldman Sachs	Goldman Sachs
Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Franklin	VIT Mid Cap	VIT Structured
Growth	Growth	Mid Cap	Overseas	Small Cap	Value	Small Cap
Service	Service	Service	Service	Value Securities	Service	Equity Service
Class	Class 2	Class 2	Class 2	Class 2	Class I	Class I
Division	Division	Division	Division	Division	Division	Division

$14,547,527	$6,665,791	$10,854,865	$44,059,681	$1,990,229	$15,717,553	$5,867,822

—	—	—	—	—	—	—
$14,547,527	$6,665,791	$10,854,865	$44,059,681	$1,990,229	$15,717,553	$5,867,822

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
14,185,142	—	—	—	—	—	—
362,385	—	—	—	—	—	—
—	4,590,370	8,956,153	33,030,242	1,705,306	11,337,367	4,495,325
—	2,075,421	1,898,712	11,029,439	284,923	4,380,186	1,372,497
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$14,547,527	$6,665,791	$10,854,865	$44,059,681	$1,990,229	$15,717,553	$5,867,822

$13,990,290	$5,641,311	$10,228,074	$44,348,339	$1,725,982	$14,776,895	$4,811,911
346,783	160,081	362,070	2,762,362	109,173	1,025,281	461,670

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
1,429,655	—	—	—	—	—	—
39,277	—	—	—	—	—	—
—	339,523	484,246	2,387,313	121,197	685,643	345,710
—	161,414	107,948	838,236	20,618	278,541	110,989
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
9.92	—	—	—	—	—	—
9.23	—	—	—	—	—	—
—	13.52	18.50	13.84	14.07	16.54	13.00
—	12.86	17.59	13.16	13.82	15.73	12.37
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2012

	Government
	& High	International
	Quality	Emerging
	Bond	Markets
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$196,165,851	$86,312,796

Liabilities	—	—
Net assets	$196,165,851	$86,312,796

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	125,785	—
Pension Builder Plus – Rollover IRA	32,057	—
Personal Variable	150,027	—
Premier Variable	3,040,577	555,438
Principal Freedom Variable Annuity	3,473,722	—
Principal Freedom Variable Annuity 2	331,135	—
The Principal Variable Annuity	106,964,363	39,331,089
The Principal Variable Annuity with Purchase Payment Credit Rider	4,754,182	3,598,415
Principal Investment Plus Variable Annuity	60,768,691	33,608,388
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	16,525,312	9,219,466
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$196,165,851	$86,312,796

Investments in shares of mutual funds, at cost	$191,053,493	$81,085,912
Shares of mutual fund owned	18,046,537	5,035,752
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	38,428	—
Pension Builder Plus - Rollover IRA	8,629	—
Personal Variable	58,084	—
Premier Variable	1,125,384	139,225
Principal Freedom Variable Annuity	286,073	—
Principal Freedom Variable Annuity 2	27,384	—
The Principal Variable Annuity	8,954,959	1,105,432
The Principal Variable Annuity with Purchase Payment Credit Rider	407,955	108,759
Principal Investment Plus Variable Annuity	5,087,567	944,594
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,418,051	278,651
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	3.27	—
Pension Builder Plus - Rollover IRA	3.72	—
Personal Variable	2.58	—
Premier Variable	2.70	3.99
Principal Freedom Variable Annuity	12.14	—
Principal Freedom Variable Annuity 2	12.09	—
The Principal Variable Annuity	11.94	35.58
The Principal Variable Annuity with Purchase Payment Credit Rider	11.65	33.09
Principal Investment Plus Variable Annuity	11.94	35.58
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11.65	33.09
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

Invesco
	Invesco	Invesco	Invesco		Van Kampen	Invesco
Invesco	Global	International	Small Cap	Invesco	American	Van Kampen
Core Equity	Health Care	Growth	Equity	Technology	Franchise	MidCap Growth
Series I	Series I	Series I	Series I	Series I	Series I	Series I
Division	Division	Division	Division	Division	Division	Division

$22,263,224	$7,546,745	$6,998,936	$8,501,670	$3,350,478	$4,432,398	$1,589,288

—	—	—	—	—	—	—
$22,263,224	$7,546,745	$6,998,936	$8,501,670	$3,350,478	$4,432,398	$1,589,288

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
21,998,065	7,169,131	—	3,108,848	2,983,512	4,382,289	1,386,972
265,159	377,614	—	317,177	366,966	50,109	202,316
—	—	6,311,795	4,235,256	—	—	—
—	—	687,141	840,389	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$22,263,224	$7,546,745	$6,998,936	$8,501,670	$3,350,478	$4,432,398	$1,589,288

$18,847,552	$5,941,858	$6,422,412	$7,382,190	$2,642,800	$4,539,855	$763,330
738,660	359,369	233,065	454,878	198,606	122,172	405,430

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
1,908,885	522,011	—	185,155	440,257	452,880	141,617
24,744	29,483	—	19,863	58,067	5,200	20,742
—	—	661,428	252,258	—	—	—
—	—	74,036	52,633	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
11.52	13.73	—	16.79	6.78	9.68	9.79
10.72	12.81	—	15.97	6.32	9.64	9.75
—	—	9.54	16.79	—	—	—
—	—	9.28	15.97	—	—	—
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2012

Invesco
Van Kampen
	Value	Janus Aspen
	Opportunities	Enterprise
	Series I	Service Shares
	Division	Division
Assets
Investments in shares of mutual funds, at market	$4,582,115	$9,083,402

Liabilities	—	—
Net assets	$4,582,115	$9,083,402

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	8,848,426
The Principal Variable Annuity with Purchase Payment Credit Rider	—	234,976
Principal Investment Plus Variable Annuity	3,797,836	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	784,279	—
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$4,582,115	$9,083,402

Investments in shares of mutual funds, at cost	$3,906,199	$5,754,513
Shares of mutual fund owned	645,368	210,361
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	863,857
The Principal Variable Annuity with Purchase Payment Credit Rider	—	24,670
Principal Investment Plus Variable Annuity	351,510	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	76,330	—
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	10.24
The Principal Variable Annuity with Purchase Payment Credit Rider	—	9.52
Principal Investment Plus Variable Annuity	10.80	—
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10.28	—
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

LargeCap	LargeCap	LargeCap	LargeCap	LargeCap	MFS VIT	MFS VIT
Blend II	Growth	Growth I	S&P 500 Index	Value	Utilities	Value
Class 1	Class 1	Class 1	Class 1	Class 1	Service Class	Service Class
Division	Division	Division	Division	Division	Division	Division

$132,633,013	$48,013,420	$97,184,508	$85,827,761	$84,329,852	$5,323,951	$1,986,587

—	—	—	—	—	—	—
$132,633,013	$48,013,420	$97,184,508	$85,827,761	$84,329,852	$5,323,951	$1,986,587

$—	$—	$—	$—	$952,236	$—	$—
—	—	—	—	1,738,143	—	—
—	—	—	—	139,529	—	—
—	552,657	—	—	329,296	—	—
—	3,274,289	284,064	151,656	5,385,446	—	—
—	—	1,524,618	7,451,638	2,402,802	—	—
—	—	92,286	418,887	324,941	—	—
40,204,963	31,630,753	80,599,525	44,121,429	55,855,658	—	—
3,660,581	319,989	2,295,755	2,183,947	1,011,428	—	—
68,080,764	9,557,575	9,686,447	25,134,339	11,746,104	4,446,797	1,530,093
20,686,705	2,678,157	2,701,813	6,365,865	4,338,995	877,154	456,494
—	—	—	—	—	—	—

—	—	—	—	(4)	—	—
—	—	—	—	105,278	—	—
$132,633,013	$48,013,420	$97,184,508	$85,827,761	$84,329,852	$5,323,951	$1,986,587

$141,739,037	$41,812,348	$70,245,620	$69,602,847	$82,133,882	$5,128,589	$1,851,010
17,026,061	2,846,083	3,923,476	8,300,557	2,976,698	195,088	139,704

—	—	—	—	22,172	—	—
—	—	—	—	252,231	—	—
—	—	—	—	15,863	—	—
—	256,193	—	—	93,944	—	—
—	1,458,219	201,425	112,989	1,468,911	—	—
—	—	124,533	638,999	200,248	—	—
—	—	7,580	35,538	29,536	—	—
2,949,002	1,567,636	2,118,008	3,996,366	1,987,651	—	—
286,191	17,054	64,876	212,725	38,705	—	—
4,993,685	473,702	254,541	2,276,635	417,993	258,937	101,953
1,617,328	142,745	76,351	620,075	166,044	52,201	31,087
—	—	—	—	—	—	—

$—	$—	$—	$—	$42.95	$—	$—
—	—	—	—	6.89	—	—
—	—	—	—	8.18	—	—
—	2.16	—	—	3.51	—	—
—	2.25	1.41	1.34	3.67	—	—
—	—	12.24	11.66	12.00	—	—
—	—	12.17	11.79	11.00	—	—
13.63	20.18	38.05	11.04	28.10	—	—
12.79	18.76	35.39	10.27	26.13	—	—
13.63	20.18	38.05	11.04	28.10	17.17	15.01
12.79	18.76	35.39	10.27	26.13	16.80	14.69
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	12,866	—	—

$—	$—	$—	$—	$42.95	$—	$—
—	—	—	—	8.18	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2012

	MidCap	Money
	Blend	Market
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$362,857,454	$81,006,901

Liabilities	—	—
Net assets	$362,857,454	$81,006,901

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	118,441
Pension Builder Plus – Rollover IRA	—	1
Personal Variable	837,318	532,493
Premier Variable	5,488,048	3,689,408
Principal Freedom Variable Annuity	8,852,230	2,809,923
Principal Freedom Variable Annuity 2	572,948	396,597
The Principal Variable Annuity	202,482,133	40,389,088
The Principal Variable Annuity with Purchase Payment Credit Rider	8,435,340	2,972,228
Principal Investment Plus Variable Annuity	108,656,145	23,044,231
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	27,533,292	7,054,491
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$362,857,454	$81,006,901

Investments in shares of mutual funds, at cost	$256,974,009	$81,006,900
Shares of mutual fund owned	7,687,658	81,006,900
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	53,981
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	138,204	330,246
Premier Variable	870,124	2,185,614
Principal Freedom Variable Annuity	296,209	232,251
Principal Freedom Variable Annuity 2	35,293	37,766
The Principal Variable Annuity	3,658,422	2,928,579
The Principal Variable Annuity with Purchase Payment Credit Rider	163,895	231,754
Principal Investment Plus Variable Annuity	1,963,195	1,670,971
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	534,961	550,080
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	2.19
Pension Builder Plus - Rollover IRA	—	2.45
Personal Variable	6.06	1.61
Premier Variable	6.31	1.69
Principal Freedom Variable Annuity	29.89	12.10
Principal Freedom Variable Annuity 2	16.23	10.51
The Principal Variable Annuity	55.35	13.79
The Principal Variable Annuity with Purchase Payment Credit Rider	51.47	12.82
Principal Investment Plus Variable Annuity	55.35	13.79
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	51.47	12.82
Principal Lifetime Income Solutions	—	13.79
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

Neuberger	Neuberger	Neuberger
Berman AMT	Berman AMT	Berman AMT	PIMCO	PIMCO	PIMCO	Principal
Large Cap	Small-Cap	Socially	All Asset	High Yield	Total Return	Capital
Value	Growth	Responsive	Administrative	Administrative	Administrative	Appreciation
I Class	S Class	I Class	Class	Class	Class	Class 1
Division	Division	Division	Division	Division	Division	Division

$5,316,857	$3,038,317	$6,518,407	$4,702,787	$14,597,244	$45,490,450	$11,418,044

—	—	—	—	—	—	—
$5,316,857	$3,038,317	$6,518,407	$4,702,787	$14,597,244	$45,490,450	$11,418,044

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	43,869
—	—	—	—	—	—	—
—	—	—	—	—	—	—
4,156,547	2,129,758	5,346,198	3,857,386	11,091,698	39,264,418	9,327,242
1,160,310	908,559	1,172,209	845,401	3,505,546	6,226,032	2,046,933
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$5,316,857	$3,038,317	$6,518,407	$4,702,787	$14,597,244	$45,490,450	$11,418,044

$4,832,699	$2,581,740	$5,202,293	$4,559,038	$13,847,908	$44,964,912	$10,044,672
458,350	230,176	410,221	413,250	1,811,073	3,938,567	480,760

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	3,895
—	—	—	—	—	—	—
—	—	—	—	—	—	—
304,580	206,197	373,976	263,023	851,628	3,113,144	842,475
89,405	92,496	86,222	58,915	274,051	504,517	191,295
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	11.26
—	—	—	—	—	—	—
—	—	—	—	—	—	—
13.65	10.33	14.30	14.67	13.03	12.61	11.07
12.98	9.82	13.60	14.35	12.80	12.34	10.70
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2012

	Principal
	LifeTime	Principal
	Strategic	LifeTime
	Income	2010
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$25,654,344	$38,033,092

Liabilities	—	—
Net assets	$25,654,344	$38,033,092

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	845,346	2,154,311
The Principal Variable Annuity	3,268,600	1,442,469
The Principal Variable Annuity with Purchase Payment Credit Rider	168,342	527
Principal Investment Plus Variable Annuity	18,412,481	29,085,878
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,959,575	5,349,907
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$25,654,344	$38,033,092

Investments in shares of mutual funds, at cost	$23,566,313	$35,848,499
Shares of mutual fund owned	2,323,763	3,347,984
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	71,574	181,420
The Principal Variable Annuity	249,433	106,494
The Principal Variable Annuity with Purchase Payment Credit Rider	13,506	41
Principal Investment Plus Variable Annuity	1,405,077	2,147,890
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	237,440	415,349
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	11.81	11.88
The Principal Variable Annuity	13.10	13.54
The Principal Variable Annuity with Purchase Payment Credit Rider	12.46	12.88
Principal Investment Plus Variable Annuity	13.10	13.54
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	12.46	12.88
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

						SAM
Principal	Principal	Principal	Principal		SAM	Conservative
LifeTime	LifeTime	LifeTime	LifeTime	Real Estate	Balanced	Balanced
2020	2030	2040	2050	Securities	Portfolio	Portfolio
Class 1	Class 1	Class 1	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division	Division

$171,672,999	$63,923,434	$11,701,739	$6,617,844	$76,906,561	$697,357,833	$162,474,453

—	—	—	—	—	—	—
$171,672,999	$63,923,434	$11,701,739	$6,617,844	$76,906,561	$697,357,833	$162,474,453

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	114,658	—	—
—	—	—	—	—	—	—
4,513,912	2,710,174	255,675	159,219	200,527	1,765,830	1,520,640
4,808,445	1,520,476	319,240	249,463	47,181,553	35,775,828	17,399,584
253,636	12,247	519	24,293	3,413,949	2,578,744	1,520,388
124,728,100	49,451,373	9,385,119	4,976,134	19,992,369	583,316,792	121,483,419
37,368,906	10,229,164	1,741,186	1,208,735	6,003,505	73,920,639	20,550,422
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$171,672,999	$63,923,434	$11,701,739	$6,617,844	$76,906,561	$697,357,833	$162,474,453

$164,113,717	$50,637,148	$10,979,504	$6,203,454	$65,598,131	$575,790,716	$138,105,162
14,306,083	5,282,928	944,450	538,912	4,624,568	42,704,093	13,008,363

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	32,348	—	—
—	—	—	—	—	—	—
376,458	231,411	22,011	13,849	14,950	151,534	124,283
341,263	110,494	22,980	18,064	1,223,017	3,122,708	1,446,450
18,925	936	39	1,849	95,164	232,886	130,771
8,851,853	3,593,571	675,585	360,308	518,250	50,915,182	10,099,124
2,788,169	781,497	131,773	92,014	167,354	6,675,769	1,767,583
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	3.54	—	—
—	—	—	—	—	—	—
11.99	11.71	11.62	11.50	13.41	11.65	12.24
14.09	13.76	13.89	13.81	38.58	11.46	12.03
13.40	13.09	13.21	13.14	35.87	11.07	11.63
14.09	13.76	13.89	13.81	38.58	11.46	12.03
13.40	13.09	13.21	13.14	35.87	11.07	11.63
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2012
	SAM	SAM
	Conservative	Flexible
	Growth	Income
	Portfolio	Portfolio
	Class 1	Class 1
	Division	Division
Assets
Investments in shares of mutual funds, at market	$67,908,708	$185,716,035

Liabilities	—	—
Net assets	$67,908,708	$185,716,035

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	1,117,177	2,032,183
The Principal Variable Annuity	12,193,790	32,115,259
The Principal Variable Annuity with Purchase Payment Credit Rider	1,113,270	4,504,622
Principal Investment Plus Variable Annuity	41,636,704	123,794,880
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11,847,767	23,269,091
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$67,908,708	$185,716,035

Investments in shares of mutual funds, at cost	$56,435,111	$164,548,810
Shares of mutual fund owned	3,985,253	13,880,122
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	102,960	159,116
The Principal Variable Annuity	1,143,095	2,557,712
The Principal Variable Annuity with Purchase Payment Credit Rider	107,979	371,184
Principal Investment Plus Variable Annuity	3,903,122	9,859,116
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,149,129	1,917,369
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom Variable Annuity 2	10.85	12.77
The Principal Variable Annuity	10.67	12.56
The Principal Variable Annuity with Purchase Payment Credit Rider	10.31	12.14
Principal Investment Plus Variable Annuity	10.67	12.56
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10.31	12.14
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

SAM
Strategic					T. Rowe Price	T. Rowe Price
Growth	Short-Term	SmallCap	SmallCap	SmallCap	Blue Chip	Health
Portfolio	Income	Blend	Growth II	Value I	Growth	Sciences
Class 1	Class 1	Class 1	Class 1	Class 1	Portfolio II	Portfolio II
Division	Division	Division	Division	Division	Division	Division

$42,187,532	$166,186,773	$26,674,108	$25,716,089	$75,361,463	$8,277,911	$11,742,666

—	—	—	—	—	—	—
$42,187,532	$166,186,773	$26,674,108	$25,716,089	$75,361,463	$8,277,911	$11,742,666

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	36,928	50,818	164,404	—	—
—	2,114,678	2,686,661	714,600	—	—	—
747,032	219,494	87,167	45,817	181,039	—	—
8,237,416	28,218,997	22,807,462	16,991,199	27,217,852	—	—
275,775	1,679,111	1,055,890	680,444	1,900,958	—	—
24,053,377	109,345,041	—	5,705,714	36,542,068	7,155,927	9,110,414
8,873,932	24,609,452	—	1,527,497	9,355,142	1,121,984	2,632,252
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
$42,187,532	$166,186,773	$26,674,108	$25,716,089	$75,361,463	$8,277,911	$11,742,666

$34,482,142	$161,736,314	$23,998,516	$23,760,103	$62,383,037	$6,798,950	$9,025,358
2,251,202	63,673,094	2,849,798	2,070,539	4,793,986	628,543	568,652

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	26,147	57,018	79,162	—	—
—	179,601	151,583	67,751	—	—	—
72,090	18,720	7,995	4,241	16,691	—	—
808,588	2,436,360	1,662,667	1,482,025	1,065,370	—	—
28,008	148,591	82,778	63,827	80,016	—	—
2,361,031	9,440,789	—	497,687	1,430,331	486,926	394,835
901,238	2,177,837	—	143,287	393,780	80,278	119,954
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	1.41	0.89	2.08	—	—
—	11.77	17.72	10.55	—	—	—
10.36	11.73	10.90	10.80	10.85	—	—
10.19	11.58	13.72	11.46	25.55	—	—
9.85	11.30	12.76	10.66	23.76	—	—
10.19	11.58	—	11.46	25.55	14.70	23.07
9.85	11.30	—	10.66	23.76	13.98	21.94
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—

$—	$—	$—	$—	$—	$—	$—
—	—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B

Statements of Assets and Liabilities (continued)

December 31, 2012

		Van Eck
	Templeton	Global
	Growth	Hard Assets
	Securities	Service
	Class 2	Class
	Division	Division
Assets
Investments in shares of mutual funds, at market	$1,031,720	$7,902,473

Liabilities	—	—
Net assets	$1,031,720	$7,902,473

Net assets
Applicable to accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus – Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	1,031,720	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	2,566,069
The Principal Variable Annuity with Purchase Payment Credit Rider	—	87,849
Principal Investment Plus Variable Annuity	—	4,359,990
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	888,565
Principal Lifetime Income Solutions	—	—
Applicable to contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Total net assets	$1,031,720	$7,902,473

Investments in shares of mutual funds, at cost	$1,016,375	$9,280,270
Shares of mutual fund owned	86,192	278,452
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	61,054	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	182,977
The Principal Variable Annuity with Purchase Payment Credit Rider	—	6,402
Principal Investment Plus Variable Annuity	—	310,895
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	64,756
Principal Lifetime Income Solutions	—	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	16.90	—
Principal Freedom Variable Annuity 2	—	—
The Principal Variable Annuity	—	14.02
The Principal Variable Annuity with Purchase Payment Credit Rider	—	13.72
Principal Investment Plus Variable Annuity	—	14.02
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	—	13.72
Principal Lifetime Income Solutions	—	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus – Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus – Rollover IRA	—	—

See accompanying notes.

Principal Life Insurance Company
Separate Account B

Statements of Operations

Year Ended December 31, 2012

		American
	AllianceBernstein	Century VP
	Small Cap	Income &
	Growth	Growth
	Class A	Class I
	Division	Division
Investment income (loss)
Income:
Dividends	$—	$274,453

Expenses:
Mortality and expense risks	54,151	155,502
Separate account rider charges	8,003	7,061
Net investment income (loss)	(62,154)	111,890

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	402,966	125,196
Capital gains distributions	156,205	—
Total realized gains (losses) on investments	559,171	125,196

Change in net unrealized appreciation or depreciation of
investments	19,940	1,459,859

Net gains (losses) on investments	516,957	1,696,945

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$516,957	$1,696,945

See accompanying notes.

American	American
Century VP	Century VP	American	American	American	American
Inflation	MidCap	Century VP	Century VP	Century VP	Century VP	Asset
Protection	Value	Ultra	Ultra	Value	Vista	Allocation
Class II	Class II	Class I	Class II	Class II	Class I	Class 1
Division	Division	Division	Division	Division	Division	Division

$2,179,848	$44,298	$—	$—	$350,926	$—	$1,101,276

1,123,099	29,370	51,058	708,830	253,117	31,933	545,299
113,379	1,865	3,202	80,499	21,229	4,694	27,398
943,370	13,063	(54,260)	(789,329)	76,580	(36,627)	528,579

1,523,629	(50,047)	144,995	1,157,043	(935,375)	61,302	(83,263)
2,009,933	142,688	—	—	—	—	2,209,414
3,533,562	92,641	144,995	1,157,043	(935,375)	61,302	2,126,151

671,859	184,917	378,505	6,537,287	3,361,937	299,208	2,292,518

5,148,791	290,621	469,240	6,905,001	2,503,142	323,883	4,947,248

—	—	—	—	—	—	—

$5,148,791	$290,621	$469,240	$6,905,001	$2,503,142	$323,883	$4,947,248

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2012

		Bond &
		Mortgage
	Balanced	Securities
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$756,849	$9,029,542

Expenses:
Mortality and expense risks	444,726	2,953,823
Separate account rider charges	10,751	226,242
Net investment income (loss)	301,372	5,849,477

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	117,601	(87,378)
Capital gains distributions	—	—
Total realized gains (losses) on investments	117,601	(87,378)

Change in net unrealized appreciation or depreciation of
investments	3,712,405	8,531,969

Net gains (losses) on investments	4,131,378	14,294,068

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$4,131,378	$14,294,068

(1) Commenced operations on May 21, 2012.

See accompanying notes.

				Dreyfus IP		Fidelity VIP
Diversified	Diversified	Diversified	Diversified	Technology	Equity	Contrafund
Balanced	Growth	Income	International	Growth	Income	Service
Class 2	Class 2	Class 2	Class 1	Service Shares	Class 1	Class
Division	Division	Division (1)	Division	Division	Division	Division

$4,497,043	$8,589,744	$—	$3,857,586	$—	$8,734,077	$588,027

5,702,943	12,321,738	133,070	2,263,228	39,730	3,639,851	636,424
211,907	421,578	5,351	142,213	4,392	332,300	18,597
(1,417,807)	(4,153,572)	(138,421)	1,452,145	(44,122)	4,761,926	(66,994)

874,861	1,339,702	12,567	(8,466,311)	182,268	(6,174,959)	2,312
92,185	184,906	—	—	—	—	—
967,046	1,524,608	12,567	(8,466,311)	182,268	(6,174,959)	2,312

33,770,850	91,137,012	580,794	35,690,556	189,626	32,945,898	7,190,520

33,320,089	88,508,048	454,940	28,676,390	327,772	31,532,865	7,125,838

—	—	—	—	—	—	—

$33,320,089	$88,508,048	$454,940	$28,676,390	$327,772	$31,532,865	$7,125,838

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2012

	Fidelity VIP	Fidelity VIP
	Contrafund	Equity-Income
	Service	Service
	Class 2	Class 2
	Division	Division
Investment income (loss)
Income:
Dividends	$544,635	$1,059,097

Expenses:
Mortality and expense risks	620,891	478,918
Separate account rider charges	53,401	37,195
Net investment income (loss)	(129,657)	542,984

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(907,253)	(1,173,311)
Capital gains distributions	—	2,420,083
Total realized gains (losses) on investments	(907,253)	1,246,772

Change in net unrealized appreciation or depreciation of
investments	7,727,861	3,723,990

Net gains (losses) on investments	6,690,951	5,513,746

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$6,690,951	$5,513,746

See accompanying notes.

					Goldman Sachs	Goldman Sachs
Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	Franklin	VIT Mid Cap	VIT Structured
Growth	Growth	Mid Cap	Overseas	Small Cap	Value	Small Cap
Service	Service	Service	Service	Value Securities	Service	Equity Service
Class	Class 2	Class 2	Class 2	Class 2	Class I	Class I
Division	Division	Division	Division	Division	Division	Division

$72,890	$24,035	$41,707	$798,584	$11,869	$180,549	$68,781

194,122	89,488	137,850	555,946	21,866	201,855	75,693
4,938	13,016	12,771	67,962	1,550	27,516	8,313
(126,170)	(78,469)	(108,914)	174,676	(11,547)	(48,822)	(15,225)

(23,284)	213,028	28,691	(2,486,049)	(31,930)	(163,901)	(75,367)
—	—	863,679	149,424	—	—	—
(23,284)	213,028	892,370	(2,336,625)	(31,930)	(163,901)	(75,367)

2,064,345	716,521	536,705	9,907,707	307,205	2,689,432	759,282

1,914,891	851,080	1,320,161	7,745,758	263,728	2,476,709	668,690

—	—	—	—	—	—	—

$1,914,891	$851,080	$1,320,161	$7,745,758	$263,728	$2,476,709	$668,690

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2012

	Government
	& High	International
	Quality	Emerging
	Bond	Markets
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$7,890,248	$1,110,790

Expenses:
Mortality and expense risks	2,444,546	1,065,162
Separate account rider charges	140,521	88,167
Net investment income (loss)	5,305,181	(42,539)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,074,171	(1,369,514)
Capital gains distributions	—	—
Total realized gains (losses) on investments	1,074,171	(1,369,514)

Change in net unrealized appreciation or depreciation of
investments	(1,344,323)	16,145,458

Net gains (losses) on investments	5,035,029	14,733,405

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$5,035,029	$14,733,405

(1) Commenced operations April 27, 2012

See accompanying notes.

					Invesco
	Invesco	Invesco	Invesco		Van Kampen	Invesco
Invesco	Global	International	Small Cap	Invesco	American	Van Kampen
Core Equity	Health Care	Growth	Equity	Technology	Franchise	MidCap Growth
Series I	Series I	Series I	Series I	Series I	Series I	Series I
Division	Division	Division	Division	Division	Division (1)	Division (1)

$220,774	$—	$108,491	$—	$—	$—	$—

293,225	90,710	82,002	108,130	46,556	39,891	15,587
3,567	3,668	4,220	8,396	3,402	270	1,283
(76,018)	(94,378)	22,269	(116,526)	(49,958)	(40,161)	(16,870)

519,049	259,492	81,543	403,325	458,761	(35,386)	(881,400)
—	—	—	—	—	—	568
519,049	259,492	81,543	403,325	458,761	(35,386)	(880,832)

2,310,920	1,086,911	745,234	732,083	(73,421)	(107,457)	825,958

2,753,951	1,252,025	849,046	1,018,882	335,382	(183,004)	(71,744)

—	—	—	—	—	—	—

$2,753,951	$1,252,025	$849,046	$1,018,882	$335,382	$(183,004)	$(71,744)

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2012

	Invesco
	Van Kampen
	Value	Janus Aspen
	Opportunities	Enterprise
	Series I	Service Shares
	Division (1)	Division
Investment income (loss)
Income:
Dividends	$67,505	$—

Expenses:
Mortality and expense risks	58,970	120,864
Separate account rider charges	4,682	3,034
Net investment income (loss)	3,853	(123,898)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	256,615	810,165
Capital gains distributions	—	—
Total realized gains (losses) on investments	256,615	810,165

Change in net unrealized appreciation or depreciation of
investments	410,721	712,378

Net gains (losses) on investments	671,189	1,398,645

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$671,189	$1,398,645

(1) Represented the operations of Invesco Basic Value Series I Division until May 21, 2012.

See accompanying notes.

LargeCap	LargeCap	LargeCap	LargeCap	LargeCap	MFS VIT	MFS VIT
Blend II	Growth	Growth I	S&P 500 Index	Value	Utilities	Value
Class 1	Class 1	Class 1	Class 1	Class 1	Service Class	Service Class
Division	Division	Division	Division	Division	Division	Division

$1,797,007	$145,167	$75,267	$962,131	$1,084,502	$311,338	$24,641

1,750,001	600,366	1,276,960	1,094,560	1,009,128	56,207	22,924
170,914	20,334	42,071	64,527	38,758	4,450	2,192
(123,908)	(475,533)	(1,243,764)	(196,956)	36,616	250,681	(475)

(7,684,322)	1,236,159	4,691,008	1,775,876	(2,833,319)	19,598	74,523
—	—	—	115,952	—	—	13,100
(7,684,322)	1,236,159	4,691,008	1,891,828	(2,833,319)	19,598	87,623

25,976,889	6,433,431	10,727,581	10,175,493	16,281,020	228,909	143,116

18,168,659	7,194,057	14,174,825	11,870,365	13,484,317	499,188	230,264

—	—	—	—	—	—	—

$18,168,659	$7,194,057	$14,174,825	$11,870,365	$13,484,317	$499,188	$230,264

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2012

	MidCap	Money
	Blend	Market
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$3,173,679	$29

Expenses:
Mortality and expense risks	4,506,039	1,060,835
Separate account rider charges	253,270	70,892
Net investment income (loss)	(1,585,630)	(1,131,698)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	11,378,001	138
Capital gains distributions	5,743,612	—
Total realized gains (losses) on investments	17,121,613	138

Change in net unrealized appreciation or depreciation of
investments	44,578,942	(144)

Net gains (losses) on investments	60,114,925	(1,131,704)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$60,114,925	$(1,131,704)

(1) Represented the operations of Neuberger Berman AMT Partners I Class Division until May 21, 2012.

See accompanying notes.

Neuberger		Neuberger
Berman AMT	Neuberger	Berman AMT	PIMCO	PIMCO	PIMCO	Principal
Large Cap	Berman AMT	Socially	All Asset	High Yield	Total Return	Capital
Value	Small-Cap Growth	Responsive	Administrative	Administrative	Administrative	Appreciation
I Class	S Class	I Class	Class	Class	Class	Class 1
Division (1)	Division	Division	Division	Division	Division	Division

$19,656	$—	$14,614	$206,988	$963,632	$836,454	$123,617

60,535	40,073	80,945	43,884	210,022	411,335	136,368
7,244	5,527	7,159	3,656	25,123	23,340	12,613
(48,123)	(45,600)	(73,490)	159,448	728,487	401,779	(25,364)

(401,582)	(12,931)	4,408	(2,213)	28,171	25,945	515,999
—	—	—	—	—	834,531	130,687
(401,582)	(12,931)	4,408	(2,213)	28,171	860,476	646,686

1,125,337	290,020	663,817	271,281	1,237,308	1,100,406	551,683

675,632	231,489	594,735	428,516	1,993,966	2,362,661	1,173,005

—	—	—	—	—	—	—

$675,632	$231,489	$594,735	$428,516	$1,993,966	$2,362,661	$1,173,005

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2012

	Principal
	LifeTime	Principal
	Strategic	LifeTime
	Income	2010
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$453,621	$723,644

Expenses:
Mortality and expense risks	318,157	470,938
Separate account rider charges	19,740	32,399
Net investment income (loss)	115,724	220,307

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(59,569)	(352,620)
Capital gains distributions	—	—
Total realized gains (losses) on investments	(59,569)	(352,620)

Change in net unrealized appreciation or depreciation of
investments	1,954,637	3,879,751

Net gains (losses) on investments	2,010,792	3,747,438

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$2,010,792	$3,747,438

See accompanying notes.

						SAM
Principal	Principal	Principal	Principal		SAM	Conservative
LifeTime	LifeTime	LifeTime	LifeTime	Real Estate	Balanced	Balanced
2020	2030	2040	2050	Securities	Portfolio	Portfolio
Class 1	Class 1	Class 1	Class 1	Class 1	Class 1	Class 1
Division	Division	Division	Division	Division	Division	Division

$2,923,956	$1,001,460	$175,983	$90,327	$1,099,061	$4,772,452	$1,318,412

2,124,785	775,294	139,936	77,128	983,139	8,708,868	2,007,884
225,457	63,024	10,910	7,966	72,321	466,195	139,452
573,714	163,142	25,137	5,233	43,601	(4,402,611)	(828,924)

(1,319,056)	97,428	(221,639)	(57,691)	203,398	4,296,213	2,295,601
—	—	—	—	—	8,299,727	2,018,164
(1,319,056)	97,428	(221,639)	(57,691)	203,398	12,595,940	4,313,765

21,643,092	7,834,921	1,754,811	919,356	10,904,789	65,046,625	11,218,987

20,897,750	8,095,491	1,558,309	866,898	11,151,788	73,239,954	14,703,828

—	—	—	—	—	—	—

$20,897,750	$8,095,491	$1,558,309	$866,898	$11,151,788	$73,239,954	$14,703,828

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2012

	SAM	SAM
	Conservative	Flexible
	Growth	Income
	Portfolio	Portfolio
	Class 1	Class 1
	Division	Division
Investment income (loss)
Income:
Dividends	$287,644	$1,981,488

Expenses:
Mortality and expense risks	803,723	2,175,754
Separate account rider charges	79,215	160,513
Net investment income (loss)	(595,294)	(354,779)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,044,910	1,975,308
Capital gains distributions	—	2,631,437
Total realized gains (losses) on investments	1,044,910	4,606,745

Change in net unrealized appreciation or depreciation of
investments	7,041,443	10,741,686

Net gains (losses) on investments	7,491,059	14,993,652

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$7,491,059	$14,993,652

See accompanying notes.

SAM
Strategic					T. Rowe Price	T. Rowe Price
Growth	Short-Term	SmallCap	SmallCap	SmallCap	Blue Chip	Health
Portfolio	Income	Blend	Growth II	Value I	Growth	Sciences
Class 1	Class 1	Class 1	Class 1	Class 1	Portfolio II	Portfolio II
Division	Division	Division	Division	Division	Division	Division

$97,792	$3,423,036	$—	$—	$614,682	$—	$—

518,568	2,044,784	339,475	334,208	953,944	101,281	132,611
54,232	167,235	11,653	16,839	75,657	6,504	14,097
(475,008)	1,211,017	(351,128)	(351,047)	(414,919)	(107,785)	(146,708)

733,872	593,209	205,076	105,591	(1,231,272)	651,012	862,514
—	—	—	—	—	—	209,885
733,872	593,209	205,076	105,591	(1,231,272)	651,012	1,072,399

5,207,269	3,921,362	3,649,193	3,918,613	15,698,204	619,012	1,497,336

5,466,133	5,725,588	3,503,141	3,673,157	14,052,013	1,162,239	2,423,027

—	—	—	—	—	—	—

$5,466,133	$5,725,588	$3,503,141	$3,673,157	$14,052,013	$1,162,239	$2,423,027

Principal Life Insurance Company
Separate Account B

Statements of Operations (continued)

Year Ended December 31, 2012

		Van Eck
		Global
	Templeton	Hard Assets
	Growth Securities	Service
	Class 2	Class
	Division	Division
Investment income (loss)
Income:
Dividends	$22,012	$54,708

Expenses:
Mortality and expense risks	8,411	100,780
Separate account rider charges	—	6,470
Net investment income (loss)	13,601	(52,542)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(26,456)	(518,718)
Capital gains distributions	—	679,672
Total realized gains (losses) on investments	(26,456)	160,954

Change in net unrealized appreciation or depreciation of
investments	196,294	50,120

Net gains (losses) on investments	183,439	158,532

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	$183,439	$158,532

See accompanying notes.

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets

	Years Ended December 31, 2012 and 2011, Except as Noted

	AllianceBernstein
	Small Cap
	Growth
	Class A
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(62,154)	$(57,668)
Total realized gains (losses) on investments	559,171	559,981
Change in net unrealized appreciation or depreciation of investments	19,940	(508,521)
Net gains (losses) from investments	516,957	(6,208)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	516,957	(6,208)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,923,650	4,467,829
Administration charges	(486)	(429)
Contingent sales charges	(2,237)	(6,776)
Contract terminations	(93,744)	(222,990)
Death benefit payments	—	(5,669)
Flexible withdrawal option payments	(19,452)	(16,676)
Transfers payments to other contracts	(2,360,395)	(3,691,609)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(552,664)	523,680
Total increase (decrease)	(35,707)	517,472

Net assets at beginning of period	4,183,695	3,666,223
Net assets at end of period	$4,147,988	$4,183,695

See accompanying notes.

American		American		American
Century VP		Century VP		Century VP
Income &		Inflation		MidCap
Growth		Protection		Value
Class I		Class II		Class II
Division		Division		Division
2012	2011	2012	2011	2012	2011

$111,890	$38,540	$943,370	$2,341,849	$13,063	$201
125,196	(168,507)	3,533,562	2,892,337	92,641	51,757
1,459,859	445,086	671,859	3,199,464	184,917	(107,008)
1,696,945	315,119	5,148,791	8,433,650	290,621	(55,050)

—	—	—	—	—	—

1,696,945	315,119	5,148,791	8,433,650	290,621	(55,050)

1,703,575	2,083,669	17,887,469	12,259,541	1,832,419	1,665,885
(2,210)	(1,811)	(626,414)	(399,532)	(250)	(176)
(5,118)	(8,574)	(86,777)	(103,553)	(896)	(519)
(1,795,709)	(1,983,069)	(3,637,068)	(3,408,017)	(179,701)	(59,954)
(273,576)	(44,661)	(407,407)	(241,895)	(2,610)	—
(198,916)	(230,362)	(2,124,307)	(1,929,009)	(9,912)	(6,207)
(1,838,022)	(3,325,011)	(9,764,779)	(17,984,477)	(1,113,906)	(430,305)
—	—	—	—	—	—
(2,409,976)	(3,509,819)	1,240,717	(11,806,942)	525,144	1,168,724
(713,031)	(3,194,700)	6,389,508	(3,373,292)	815,765	1,113,674

13,458,267	16,652,967	82,770,564	86,143,856	1,776,441	662,767
$12,745,236	$13,458,267	$89,160,072	$82,770,564	$2,592,206	$1,776,441

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	American
	Century VP
	Ultra
	Class I
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(54,260)	$(61,184)
Total realized gains (losses) on investments	144,995	88,745
Change in net unrealized appreciation or depreciation of investments	378,505	(7,145)
Net gains (losses) from investments	469,240	20,416

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	469,240	20,416

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,008,607	791,594
Administration charges	(905)	(727)
Contingent sales charges	(2,054)	(4,457)
Contract terminations	(686,201)	(969,333)
Death benefit payments	(21,126)	(496)
Flexible withdrawal option payments	(62,938)	(66,495)
Transfers payments to other contracts	(982,051)	(712,939)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(746,668)	(962,853)
Total increase (decrease)	(277,428)	(942,437)

Net assets at beginning of period	3,992,953	4,935,390
Net assets at end of period	$3,715,525	$3,992,953

See accompanying notes.

American		American		American
Century VP		Century VP		Century VP
Ultra		Value		Vista
Class II		Class II		Class I
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(789,329)	$(802,317)	$76,580	$104,543	$(36,627)	$(39,390)
1,157,043	(6,788)	(935,375)	(1,258,153)	61,302	(78,687)
6,537,287	942,966	3,361,937	1,031,559	299,208	(96,998)
6,905,001	133,861	2,503,142	(122,051)	323,883	(215,075)

—	—	—	—	—	—

6,905,001	133,861	2,503,142	(122,051)	323,883	(215,075)

5,647,056	5,254,474	3,293,141	2,536,465	834,319	870,797
(486,103)	(305,045)	(5,561)	(3,975)	(1,971)	(1,138)
(61,512)	(78,036)	(8,741)	(12,257)	(2,575)	(2,818)
(2,578,131)	(2,568,250)	(2,920,457)	(2,666,003)	(107,921)	(92,753)
(272,143)	(156,185)	(89,778)	(67,871)	(31,685)	(21,667)
(1,439,836)	(1,250,808)	(224,258)	(275,328)	(16,802)	(15,631)
(8,678,782)	(3,335,108)	(4,597,608)	(3,645,200)	(986,920)	(1,211,044)
—	—	—	—	—	—
(7,869,451)	(2,438,958)	(4,553,262)	(4,134,169)	(313,555)	(474,254)
(964,450)	(2,305,097)	(2,050,120)	(4,256,220)	10,328	(689,329)

56,336,098	58,641,195	20,923,503	25,179,723	2,318,119	3,007,448
$55,371,648	$56,336,098	$18,873,383	$20,923,503	$2,328,447	$2,318,119

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Asset
	Allocation
	Class 1
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$528,579	$325,857
Total realized gains (losses) on investments	2,126,151	2,341,932
Change in net unrealized appreciation or depreciation of investments	2,292,518	(2,245,799)
Net gains (losses) from investments	4,947,248	421,990

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	4,947,248	421,990

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	5,056,946	3,424,439
Administration charges	(99,299)	(64,011)
Contingent sales charges	(21,296)	(28,600)
Contract terminations	(3,578,767)	(4,197,426)
Death benefit payments	(513,558)	(366,334)
Flexible withdrawal option payments	(830,114)	(870,923)
Transfers payments to other contracts	(5,116,227)	(4,672,021)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(5,102,315)	(6,774,876)
Total increase (decrease)	(155,067)	(6,352,886)

Net assets at beginning of period	42,987,124	49,340,010
Net assets at end of period	$42,832,057	$42,987,124

See accompanying notes.

		Bond &
		Mortgage		Diversified
Balanced		Securities		Balanced
Class 1		Class 1		Class 2
Division		Division		Division
2012	2011	2012	2011	2012	2011

$301,372	$419,413	$5,849,477	$(3,074,433)	$(1,417,807)	$(702,256)
117,601	(476,371)	(87,378)	(2,911,261)	967,046	571,004
3,712,405	1,230,531	8,531,969	19,643,700	33,770,850	5,572,512
4,131,378	1,173,573	14,294,068	13,658,006	33,320,089	5,441,260

—	—	—	—	—	—

4,131,378	1,173,573	14,294,068	13,658,006	33,320,089	5,441,260

3,297,805	3,586,370	44,413,994	40,874,417	253,062,913	176,029,316
(16,994)	(17,135)	(748,025)	(489,435)	(5,116,414)	(1,592,406)
(11,110)	(19,977)	(183,605)	(228,952)	(261,047)	(156,232)
(4,131,652)	(4,984,727)	(22,081,199)	(23,506,682)	(10,944,991)	(5,141,767)
(571,032)	(811,235)	(1,826,565)	(1,108,297)	(1,044,504)	(880,583)
(669,924)	(736,016)	(5,027,970)	(5,138,290)	(3,935,173)	(2,162,666)
(2,940,483)	(4,108,549)	(28,298,451)	(42,011,617)	(15,184,303)	(9,436,411)
—	—	—	—	—	—
(5,043,390)	(7,091,269)	(13,751,821)	(31,608,856)	216,576,481	156,659,251
(912,012)	(5,917,696)	542,247	(17,950,850)	249,896,570	162,100,511

36,778,740	42,696,436	235,718,020	253,668,870	331,823,053	169,722,542
$35,866,728	$36,778,740	$236,260,267	$235,718,020	$581,719,623	$331,823,053

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Diversified
	Growth
	Class 2
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(4,153,572)	$(2,724,726)
Total realized gains (losses) on investments	1,524,608	561,311
Change in net unrealized appreciation or depreciation of investments	91,137,012	3,954,596
Net gains (losses) from investments	88,508,048	1,791,181

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	88,508,048	1,791,181

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	451,649,600	453,296,183
Administration charges	(11,044,949)	(3,530,245)
Contingent sales charges	(401,138)	(198,654)
Contract terminations	(16,813,330)	(6,537,909)
Death benefit payments	(1,070,536)	(1,087,363)
Flexible withdrawal option payments	(6,231,910)	(3,352,283)
Transfers payments to other contracts	(33,413,970)	(16,818,658)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	382,673,767	421,771,071
Total increase (decrease)	471,181,815	423,562,252

Net assets at beginning of period	747,474,302	323,912,050
Net assets at end of period	$1,218,656,117	$747,474,302

(1) Commenced operations May 21, 2012.

See accompanying notes.

			Dreyfus IP
Diversified	Diversified		Technology
Income	International		Growth
Class 2	Class 1		Service Shares
Division (1)	Division		Division
2012	2012	2011	2012	2011

$(138,421)	$1,452,145	$(1,913,861)	$(44,122)	$(42,295)
12,567	(8,466,311)	(7,203,728)	182,268	589,123
580,794	35,690,556	(16,428,207)	189,626	(819,646)
454,940	28,676,390	(25,545,796)	327,772	(272,818)

—	—	226,100	—	—

454,940	28,676,390	(25,319,696)	327,772	(272,818)

58,722,517	21,533,398	24,251,401	1,238,410	1,637,936
(146,547)	(196,108)	(153,865)	(521)	(297)
(18,006)	(117,667)	(160,447)	(2,476)	(3,448)
(754,701)	(19,779,981)	(22,406,200)	(103,794)	(113,469)
(12,650)	(945,036)	(630,307)	(10,607)	—
(113,025)	(1,960,709)	(2,172,666)	(26,477)	(27,054)
(3,342,008)	(27,583,071)	(28,342,404)	(847,966)	(2,329,703)
—	—	—	—	—
54,335,580	(29,049,174)	(29,614,488)	246,569	(836,035)
54,790,520	(372,784)	(54,934,184)	574,341	(1,108,853)

—	182,721,532	237,655,716	2,725,560	3,834,413
$54,790,520	$182,348,748	$182,721,532	$3,299,901	$2,725,560

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Equity
	Income
	Class 1
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$4,761,926	$(1,993,809)
Total realized gains (losses) on investments	(6,174,959)	(7,089,490)
Change in net unrealized appreciation or depreciation of investments	32,945,898	10,405,702
Net gains (losses) from investments	31,532,865	1,322,403

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	31,532,865	1,322,403

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	24,933,966	160,798,837
Administration charges	(1,675,810)	(944,584)
Contingent sales charges	(274,031)	(275,479)
Contract terminations	(18,724,217)	(14,948,998)
Death benefit payments	(1,649,422)	(748,727)
Flexible withdrawal option payments	(6,205,584)	(4,894,220)
Transfers payments to other contracts	(36,163,630)	(22,869,490)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(39,758,728)	116,117,339
Total increase (decrease)	(8,225,863)	117,439,742

Net assets at beginning of period	291,223,928	173,784,186
Net assets at end of period	$282,998,065	$291,223,928

See accompanying notes.

Fidelity VIP		Fidelity VIP		Fidelity VIP
Contrafund		Contrafund		Equity-Income
Service		Service		Service
Class		Class 2		Class 2
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(66,994)	$(266,597)	$(129,657)	$(263,333)	$542,984	$313,904
2,312	(783,318)	(907,253)	(730,880)	1,246,772	(1,764,505)
7,190,520	(1,014,257)	7,727,861	(846,679)	3,723,990	1,142,039
7,125,838	(2,064,172)	6,690,951	(1,840,892)	5,513,746	(308,562)

—	—	—	—	—	—

7,125,838	(2,064,172)	6,690,951	(1,840,892)	5,513,746	(308,562)

4,515,846	6,812,734	6,098,369	7,322,148	7,803,257	7,652,860
(13,848)	(13,634)	(193,262)	(117,820)	(10,611)	(7,739)
(21,565)	(32,845)	(51,866)	(43,390)	(28,513)	(30,662)
(7,205,241)	(7,143,799)	(2,173,871)	(1,428,000)	(4,901,001)	(4,560,643)
(483,192)	(140,419)	(221,063)	(116,360)	(197,594)	(96,717)
(582,195)	(706,735)	(711,683)	(635,543)	(431,366)	(457,021)
(6,971,052)	(9,233,705)	(7,043,415)	(4,428,136)	(8,586,085)	(8,812,765)
—	—	—	—	—	—
(10,761,247)	(10,458,403)	(4,296,791)	552,899	(6,351,913)	(6,312,687)
(3,635,409)	(12,522,575)	2,394,160	(1,287,993)	(838,167)	(6,621,249)

50,818,312	63,340,887	46,780,765	48,068,758	37,791,432	44,412,681
$47,182,903	$50,818,312	$49,174,925	$46,780,765	$36,953,265	$37,791,432

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Fidelity VIP
	Growth
	Service
	Class
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(126,170)	$(186,781)
Total realized gains (losses) on investments	(23,284)	(322,969)
Change in net unrealized appreciation or depreciation of investments	2,064,345	431,317
Net gains (losses) from investments	1,914,891	(78,433)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	1,914,891	(78,433)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,667,924	2,090,992
Administration charges	(4,059)	(4,587)
Contingent sales charges	(5,969)	(9,360)
Contract terminations	(1,994,226)	(2,035,709)
Death benefit payments	(149,796)	(54,696)
Flexible withdrawal option payments	(152,454)	(171,221)
Transfers payments to other contracts	(1,652,626)	(3,433,065)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(2,291,206)	(3,617,646)
Total increase (decrease)	(376,315)	(3,696,079)

Net assets at beginning of period	14,923,842	18,619,921
Net assets at end of period	$14,547,527	$14,923,842

See accompanying notes.

Fidelity VIP		Fidelity VIP		Fidelity VIP
Growth		Mid Cap		Overseas
Service		Service		Service
Class 2		Class 2		Class 2
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(78,469)	$(98,767)	$(108,914)	$(156,168)	$174,676	$(42,361)
213,028	187,068	892,370	151,777	(2,336,625)	(1,025,077)
716,521	(144,068)	536,705	(1,416,837)	9,907,707	(7,053,959)
851,080	(55,767)	1,320,161	(1,421,228)	7,745,758	(8,121,397)

—	—	—	—	—	—

851,080	(55,767)	1,320,161	(1,421,228)	7,745,758	(8,121,397)

1,378,758	1,612,509	1,312,494	3,145,356	4,543,725	7,549,574
(1,354)	(1,103)	(1,027)	(1,096)	(269,518)	(167,851)
(13,178)	(14,634)	(16,439)	(10,625)	(56,498)	(60,041)
(552,343)	(481,619)	(688,989)	(349,667)	(2,368,008)	(1,975,999)
(41,586)	(11,709)	(15,222)	(1,361)	(192,853)	(85,276)
(21,995)	(22,168)	(73,494)	(76,021)	(816,918)	(717,314)
(1,542,301)	(2,404,648)	(1,414,927)	(3,636,866)	(5,673,641)	(3,532,815)
—	—	—	—	—	—
(793,999)	(1,323,372)	(897,604)	(930,280)	(4,833,711)	1,010,278
57,081	(1,379,139)	422,557	(2,351,508)	2,912,047	(7,111,119)

6,608,710	7,987,849	10,432,308	12,783,816	41,147,634	48,258,753
$6,665,791	$6,608,710	$10,854,865	$10,432,308	$44,059,681	$41,147,634

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Franklin
	Small Cap
	Value Securities
	Class 2
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(11,547)	$(6,509)
Total realized gains (losses) on investments	(31,930)	87,435
Change in net unrealized appreciation or depreciation of investments	307,205	(109,458)
Net gains (losses) from investments	263,728	(28,532)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	263,728	(28,532)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,451,939	2,106,722
Administration charges	(310)	(53)
Contingent sales charges	(2,075)	(557)
Contract terminations	(86,990)	(18,336)
Death benefit payments	—	(1,890)
Flexible withdrawal option payments	(4,626)	(2,351)
Transfers payments to other contracts	(1,357,287)	(776,455)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	651	1,307,080
Total increase (decrease)	264,379	1,278,548

Net assets at beginning of period	1,725,850	447,302
Net assets at end of period	$1,990,229	$1,725,850

See accompanying notes.

Goldman Sachs		Goldman Sachs		Government
VIT Mid Cap		VIT Structured		& High
Value		Small Cap		Quality
Service		Equity Service		Bond
Class I		Class I		Class 1
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(48,822)	$(112,567)	$(15,225)	$(34,482)	$5,305,181	$(2,321,786)
(163,901)	(226,360)	(75,367)	(186,679)	1,074,171	388,050
2,689,432	(947,800)	759,282	151,574	(1,344,323)	11,555,092
2,476,709	(1,286,727)	668,690	(69,587)	5,035,029	9,621,356

—	—	—	—	—	—

2,476,709	(1,286,727)	668,690	(69,587)	5,035,029	9,621,356

659,910	2,830,351	767,968	2,261,600	45,412,625	44,536,504
(2,072)	(1,612)	(262)	(206)	(350,677)	(231,937)
(28,129)	(22,854)	(5,926)	(5,463)	(143,461)	(178,057)
(1,178,957)	(752,133)	(248,375)	(179,783)	(22,297,945)	(23,955,571)
(36,235)	(32,583)	(10,315)	(5,155)	(1,453,922)	(1,445,064)
(105,462)	(118,594)	(42,495)	(37,757)	(4,416,644)	(4,923,493)
(1,530,048)	(2,539,290)	(1,445,512)	(1,786,514)	(23,485,202)	(42,264,335)
—	—	—	—	—	—
(2,220,993)	(636,715)	(984,917)	246,722	(6,735,226)	(28,461,953)
255,716	(1,923,442)	(316,227)	177,135	(1,700,197)	(18,840,597)

15,461,837	17,385,279	6,184,049	6,006,914	197,866,048	216,706,645
$15,717,553	$15,461,837	$5,867,822	$6,184,049	$196,165,851	$197,866,048

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	International
	Emerging
	Markets
	Class 1
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(42,539)	$(1,014,455)
Total realized gains (losses) on investments	(1,369,514)	(702,388)
Change in net unrealized appreciation or depreciation of investments	16,145,458	(17,437,345)
Net gains (losses) from investments	14,733,405	(19,154,188)

Payment from affiliate	—	158,648

Net increase (decrease) in net assets resulting from operations	14,733,405	(18,995,540)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	16,975,686	20,908,523
Administration charges	(19,458)	(20,456)
Contingent sales charges	(77,868)	(101,678)
Contract terminations	(8,125,276)	(9,572,163)
Death benefit payments	(282,037)	(118,939)
Flexible withdrawal option payments	(571,301)	(679,767)
Transfers payments to other contracts	(16,983,170)	(19,676,013)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(9,083,424)	(9,260,493)
Total increase (decrease)	5,649,981	(28,256,033)

Net assets at beginning of period	80,662,815	108,918,848
Net assets at end of period	$86,312,796	$80,662,815

See accompanying notes.

		Invesco		Invesco
Invesco		Global		International
Core Equity		Health Care		Growth
Series I		Series I		Series I
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(76,018)	$(92,572)	$(94,378)	$(98,721)	$22,269	$16,827
519,049	358,182	259,492	169,094	81,543	171,830
2,310,920	(520,791)	1,086,911	141,389	745,234	(712,754)
2,753,951	(255,181)	1,252,025	211,762	849,046	(524,097)

—	—	—	—	—	—

2,753,951	(255,181)	1,252,025	211,762	849,046	(524,097)

1,421,544	3,688,950	1,781,178	2,309,744	1,891,865	3,910,000
(6,595)	(6,623)	(2,941)	(1,783)	(30,337)	(17,395)
(8,663)	(15,877)	(2,224)	(5,366)	(4,875)	(4,541)
(2,894,531)	(3,453,308)	(742,957)	(1,167,096)	(204,319)	(149,458)
(141,112)	(121,866)	(55,583)	(11,874)	(6,281)	—
(347,939)	(406,287)	(121,126)	(107,814)	(56,732)	(28,952)
(1,975,526)	(3,684,763)	(1,312,310)	(1,799,601)	(1,270,871)	(1,896,332)
—	—	—	—	—	—
(3,952,822)	(3,999,774)	(455,963)	(783,790)	318,450	1,813,322
(1,198,871)	(4,254,955)	796,062	(572,028)	1,167,496	1,289,225

23,462,095	27,717,050	6,750,683	7,322,711	5,831,440	4,542,215
$22,263,224	$23,462,095	$7,546,745	$6,750,683	$6,998,936	$5,831,440

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Invesco
	Small Cap
	Equity
	Series I
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(116,526)	$(122,734)
Total realized gains (losses) on investments	403,325	625,167
Change in net unrealized appreciation or depreciation of investments	732,083	(913,634)
Net gains (losses) from investments	1,018,882	(411,201)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	1,018,882	(411,201)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	2,028,504	6,086,948
Administration charges	(14,194)	(8,345)
Contingent sales charges	(5,695)	(8,079)
Contract terminations	(585,956)	(594,415)
Death benefit payments	(76,214)	(22,665)
Flexible withdrawal option payments	(81,709)	(82,218)
Transfers payments to other contracts	(2,556,318)	(3,709,861)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(1,291,582)	1,661,365
Total increase (decrease)	(272,700)	1,250,164

Net assets at beginning of period	8,774,370	7,524,206
Net assets at end of period	$8,501,670	$8,774,370

(1) Commenced operations on April 27, 2012.

See accompanying notes.

		Invesco
		Van Kampen	Invesco
Invesco		American	Van Kampen
Technology		Franchise	MidCap Growth
Series I		Series I	Series I
Division		Division (1)	Division (1)
2012	2011	2012	2012

$(49,958)	$(54,993)	$(40,161)	$(16,870)
458,761	569,717	(35,386)	(880,832)
(73,421)	(786,700)	(107,457)	825,958
335,382	(271,976)	(183,004)	(71,744)

—	—	—	—

335,382	(271,976)	(183,004)	(71,744)

1,222,081	1,285,516	5,502,144	2,346,273
(494)	(508)	(821)	(207)
(1,595)	(3,254)	(1,076)	(369)
(532,772)	(707,665)	(359,493)	(123,201)
(81,705)	(11,372)	(32,023)	(44,143)
(32,065)	(41,874)	(45,252)	(13,300)
(1,149,209)	(1,638,796)	(448,077)	(504,021)
—	—	—	—
(575,759)	(1,117,953)	4,615,402	1,661,032
(240,377)	(1,389,929)	4,432,398	1,589,288

3,590,855	4,980,784	—	—
$3,350,478	$3,590,855	$4,432,398	$1,589,288

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Invesco
	Van Kampen
	Value
	Opportunities
	Series I
	Division (1)
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$3,853	$(19,816)
Total realized gains (losses) on investments	256,615	200,366
Change in net unrealized appreciation or depreciation of investments	410,721	(351,473)
Net gains (losses) from investments	671,189	(170,923)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	671,189	(170,923)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,114,249	902,782
Administration charges	(24,790)	(14,084)
Contingent sales charges	(5,465)	(6,522)
Contract terminations	(229,047)	(214,633)
Death benefit payments	—	—
Flexible withdrawal option payments	(47,511)	(45,417)
Transfers payments to other contracts	(1,291,324)	(354,375)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(483,888)	267,751
Total increase (decrease)	187,301	96,828

Net assets at beginning of period	4,394,814	4,297,986
Net assets at end of period	$4,582,115	$4,394,814

(1) Represented the operations of Invesco Basic Value Series I Division until May 21, 2012.

See accompanying notes.

Janus Aspen		LargeCap		LargeCap
Enterprise		Blend II		Growth
Service Shares		Class 1		Class 1
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(123,898)	$(148,691)	$(123,908)	$(2,018,687)	$(475,533)	$(672,580)
810,165	986,000	(7,684,322)	(7,941,259)	1,236,159	(201,667)
712,378	(1,149,006)	25,976,889	8,341,968	6,433,431	(1,968,046)
1,398,645	(311,697)	18,168,659	(1,617,978)	7,194,057	(2,842,293)

—	—	—	—	—	—

1,398,645	(311,697)	18,168,659	(1,617,978)	7,194,057	(2,842,293)

1,136,342	1,468,707	14,413,547	14,984,681	6,833,009	7,135,464
(3,215)	(3,770)	(604,711)	(379,582)	(48,663)	(35,953)
(3,368)	(6,949)	(138,459)	(152,403)	(23,556)	(42,893)
(1,125,394)	(1,511,363)	(12,251,127)	(10,981,420)	(6,764,569)	(8,935,498)
(72,381)	(4,128)	(814,451)	(430,793)	(804,109)	(237,601)
(74,788)	(103,853)	(2,541,864)	(2,369,757)	(677,517)	(773,525)
(1,735,951)	(2,601,416)	(23,417,674)	(16,412,320)	(5,461,797)	(5,663,775)
—	—	—	—	—	—
(1,878,755)	(2,762,772)	(25,354,739)	(15,741,594)	(6,947,202)	(8,553,781)
(480,110)	(3,074,469)	(7,186,080)	(17,359,572)	246,855	(11,396,074)

9,563,512	12,637,981	139,819,093	157,178,665	47,766,565	59,162,639
$9,083,402	$9,563,512	$132,633,013	$139,819,093	$48,013,420	$47,766,565

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	LargeCap
	Growth I
	Class 1
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(1,243,764)	$(1,422,481)
Total realized gains (losses) on investments	4,691,008	4,189,185
Change in net unrealized appreciation or depreciation of investments	10,727,581	(4,133,101)
Net gains (losses) from investments	14,174,825	(1,366,397)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	14,174,825	(1,366,397)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	8,858,844	11,083,238
Administration charges	(43,855)	(41,161)
Contingent sales charges	(47,030)	(67,040)
Contract terminations	(10,725,083)	(12,432,927)
Death benefit payments	(569,735)	(435,771)
Flexible withdrawal option payments	(1,032,727)	(1,165,781)
Transfers payments to other contracts	(11,016,041)	(14,959,335)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(14,575,627)	(18,018,777)
Total increase (decrease)	(400,802)	(19,385,174)

Net assets at beginning of period	97,585,310	116,970,484
Net assets at end of period	$97,184,508	$97,585,310

See accompanying notes.

LargeCap		LargeCap		MFS VIT
S&P 500 Index		Value		Utilities
Class 1		Class 1		Service Class
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(196,956)	$(1,166,282)	$36,616	$(1,131,017)	$250,681	$56,483
1,891,828	243,188	(2,833,319)	(5,507,403)	19,598	191,829
10,175,493	1,349,086	16,281,020	6,800,106	228,909	(174,138)
11,870,365	425,992	13,484,317	161,686	499,188	74,174

—	—	—	—	—	—

11,870,365	425,992	13,484,317	161,686	499,188	74,174

12,672,605	14,019,920	8,785,185	9,042,882	3,299,862	4,896,119
(106,357)	(68,775)	(108,424)	(70,201)	(805)	(431)
(71,338)	(63,020)	(33,451)	(52,421)	(7,428)	(1,930)
(9,846,187)	(8,714,323)	(9,320,292)	(10,825,170)	(311,313)	(63,526)
(440,489)	(270,236)	(961,477)	(285,178)	—	(19,430)
(1,257,399)	(1,314,180)	(1,314,588)	(1,406,579)	(41,064)	(16,538)
(15,069,967)	(12,582,705)	(9,442,537)	(10,839,390)	(1,357,168)	(3,245,093)
—	—	—	—	—	—
(14,119,132)	(8,993,319)	(12,395,584)	(14,436,057)	1,582,084	1,549,171
(2,248,767)	(8,567,327)	1,088,733	(14,274,371)	2,081,272	1,623,345

88,076,528	96,643,855	83,241,119	97,515,490	3,242,679	1,619,334
$85,827,761	$88,076,528	$84,329,852	$83,241,119	$5,323,951	$3,242,679

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	MFS VIT
	Value
	Service Class
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(475)	$22
Total realized gains (losses) on investments	87,623	81,364
Change in net unrealized appreciation or depreciation of investments	143,116	(105,738)
Net gains (losses) from investments	230,264	(24,352)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	230,264	(24,352)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	1,065,520	867,445
Administration charges	(60)	(30)
Contingent sales charges	(1,712)	(1,197)
Contract terminations	(71,764)	(39,402)
Death benefit payments	—	—
Flexible withdrawal option payments	(14,283)	(12,271)
Transfers payments to other contracts	(718,977)	(751,783)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	258,724	62,762
Total increase (decrease)	488,988	38,410

Net assets at beginning of period	1,497,599	1,459,189
Net assets at end of period	$1,986,587	$1,497,599

(1) Represented the operations of Neuberger Berman AMT Partners I Class Division until May 21, 2012.

See accompanying notes.

				Neuberger
				Berman AMT
MidCap		Money		Large Cap
Blend		Market		Value
Class 1		Class 1		I Class
Division		Division		Division (1)
2012	2011	2012	2011	2012	2011

$(1,585,630)	$(4,888,552)	$(1,131,698)	$(1,388,508)	$(48,123)	$(74,228)
17,121,613	10,826,927	138	(138)	(401,582)	(616,813)
44,578,942	19,824,527	(144)	144	1,125,337	(5,840)
60,114,925	25,762,902	(1,131,704)	(1,388,502)	675,632	(696,881)

—	—	—	—	—	—

60,114,925	25,762,902	(1,131,704)	(1,388,502)	675,632	(696,881)

38,208,326	46,236,538	73,969,048	114,783,508	1,023,060	2,129,232
(747,111)	(515,872)	(93,556)	(65,033)	(1,439)	(1,279)
(231,826)	(288,542)	(178,648)	(284,253)	(10,693)	(4,968)
(33,086,783)	(34,854,660)	(25,855,076)	(36,060,302)	(448,177)	(163,497)
(2,117,664)	(1,049,341)	(590,974)	(772,436)	(766)	(2,337)
(4,888,634)	(4,851,366)	(1,941,134)	(2,748,938)	(44,047)	(46,732)
(49,957,338)	(53,851,388)	(64,856,985)	(86,841,841)	(518,378)	(1,867,736)
—	—	—	—	—	—
(52,821,030)	(49,174,631)	(19,547,325)	(11,989,295)	(440)	42,683
7,293,895	(23,411,729)	(20,679,029)	(13,377,797)	675,192	(654,198)

355,563,559	378,975,288	101,685,930	115,063,727	4,641,665	5,295,863
$362,857,454	$355,563,559	$81,006,901	$101,685,930	$5,316,857	$4,641,665

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Neuberger
	Berman AMT
	Small-Cap Growth
	S Class
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(45,600)	$(48,612)
Total realized gains (losses) on investments	(12,931)	(198,332)
Change in net unrealized appreciation or depreciation of investments	290,020	150,523
Net gains (losses) from investments	231,489	(96,421)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	231,489	(96,421)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	369,273	1,785,469
Administration charges	(6,367)	(3,674)
Contingent sales charges	(5,265)	(4,648)
Contract terminations	(220,671)	(152,958)
Death benefit payments	(19,931)	(3,094)
Flexible withdrawal option payments	(23,731)	(16,382)
Transfers payments to other contracts	(332,441)	(1,673,580)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(239,133)	(68,867)
Total increase (decrease)	(7,644)	(165,288)

Net assets at beginning of period	3,045,961	3,211,249
Net assets at end of period	$3,038,317	$3,045,961

See accompanying notes.

Neuberger
Berman AMT		PIMCO		PIMCO
Socially		All Asset		High Yield
Responsive		Administrative		Administrative
I Class		Class		Class
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(73,490)	$(66,507)	$159,448	$130,321	$728,487	$667,908
4,408	(592)	(2,213)	10,580	28,171	(8,685)
663,817	(223,841)	271,281	(104,382)	1,237,308	(642,206)
594,735	(290,940)	428,516	36,519	1,993,966	17,017

—	—	—	—	—	—

594,735	(290,940)	428,516	36,519	1,993,966	17,017

505,590	1,946,453	2,615,409	2,016,825	7,497,025	20,181,580
(41,118)	(24,538)	(170)	(67)	(1,049)	(329)
(4,431)	(4,437)	(4,435)	(829)	(18,187)	(16,970)
(185,729)	(146,042)	(185,883)	(27,278)	(762,285)	(558,503)
—	(3,962)	(21,318)	—	(20,914)	—
(109,981)	(94,337)	(34,568)	(21,045)	(337,002)	(253,273)
(641,603)	(1,340,692)	(691,617)	(2,400,835)	(9,150,798)	(12,025,519)
—	—	—	—	—	—
(477,272)	332,445	1,677,418	(433,229)	(2,793,210)	7,326,986
117,463	41,505	2,105,934	(396,710)	(799,244)	7,344,003

6,400,944	6,359,439	2,596,853	2,993,563	15,396,488	8,052,485
$6,518,407	$6,400,944	$4,702,787	$2,596,853	$14,597,244	$15,396,488

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	PIMCO
	Total Return
	Administrative
	Class
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$401,779	$293,536
Total realized gains (losses) on investments	860,476	415,108
Change in net unrealized appreciation or depreciation of investments	1,100,406	(361,329)
Net gains (losses) from investments	2,362,661	347,315

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	2,362,661	347,315

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	22,700,445	19,986,266
Administration charges	(4,178)	(2,524)
Contingent sales charges	(30,563)	(21,726)
Contract terminations	(1,280,999)	(715,030)
Death benefit payments	(110,399)	(26,047)
Flexible withdrawal option payments	(321,979)	(197,500)
Transfers payments to other contracts	(4,486,673)	(9,317,702)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	16,465,654	9,705,737
Total increase (decrease)	18,828,315	10,053,052

Net assets at beginning of period	26,662,135	16,609,083
Net assets at end of period	$45,490,450	$26,662,135

See accompanying notes.

		Principal
Principal		LifeTime		Principal
Capital		Strategic		LifeTime
Appreciation		Income		2010
Class 1		Class 1		Class 1
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(25,364)	$(114,885)	$115,724	$453,356	$220,307	$566,361
646,686	94,531	(59,569)	(201,215)	(352,620)	(961,486)
551,683	(124,046)	1,954,637	275,270	3,879,751	470,426
1,173,005	(144,400)	2,010,792	527,411	3,747,438	75,301

—	—	—	—	—	—

1,173,005	(144,400)	2,010,792	527,411	3,747,438	75,301

3,701,736	4,194,632	3,312,386	4,530,114	2,314,810	3,522,579
(1,222)	(741)	(107,919)	(67,281)	(226,256)	(146,908)
(9,848)	(29,359)	(26,341)	(20,439)	(47,540)	(42,404)
(425,089)	(967,180)	(1,526,759)	(1,011,059)	(2,369,467)	(2,653,528)
(97,742)	—	(121,760)	(82,297)	(297,172)	(480,923)
(57,526)	(30,754)	(944,196)	(840,965)	(1,118,863)	(1,027,352)
(2,028,776)	(1,324,920)	(1,760,904)	(2,495,993)	(1,695,459)	(2,575,918)
—	—	—	—	—	—
1,081,533	1,841,678	(1,175,493)	12,080	(3,439,947)	(3,404,454)
2,254,538	1,697,278	835,299	539,491	307,491	(3,329,153)

9,163,506	7,466,228	24,819,045	24,279,554	37,725,601	41,054,754
$11,418,044	$9,163,506	$25,654,344	$24,819,045	$38,033,092	$37,725,601

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Principal
	LifeTime
	2020
	Class 1
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$573,714	$1,966,949
Total realized gains (losses) on investments	(1,319,056)	(1,812,481)
Change in net unrealized appreciation or depreciation of investments	21,643,092	(4,195,697)
Net gains (losses) from investments	20,897,750	(4,041,229)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	20,897,750	(4,041,229)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	6,926,124	6,402,945
Administration charges	(1,325,593)	(830,753)
Contingent sales charges	(134,570)	(145,887)
Contract terminations	(7,042,181)	(5,861,216)
Death benefit payments	(515,118)	(793,487)
Flexible withdrawal option payments	(3,431,376)	(2,792,022)
Transfers payments to other contracts	(6,766,706)	(5,129,905)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(12,289,420)	(9,150,325)
Total increase (decrease)	8,608,330	(13,191,554)

Net assets at beginning of period	163,064,669	176,256,223
Net assets at end of period	$171,672,999	$163,064,669

See accompanying notes.

Principal		Principal		Principal
LifeTime		LifeTime		LifeTime
2030		2040		2050
Class 1		Class 1		Class 1
Division		Division		Division
2012	2011	2012	2011	2012	2011

$163,142	$395,002	$25,137	$31,153	$5,233	$7,700
97,428	(282,956)	(221,639)	(191,916)	(57,691)	(101,796)
7,834,921	(2,262,763)	1,754,811	(292,007)	919,356	(243,506)
8,095,491	(2,150,717)	1,558,309	(452,770)	866,898	(337,602)

—	—	—	—	—	—

8,095,491	(2,150,717)	1,558,309	(452,770)	866,898	(337,602)

2,700,995	4,007,184	1,828,057	1,384,352	1,257,256	949,844
(441,905)	(265,681)	(5,471)	(5,244)	(4,454)	(4,342)
(63,344)	(84,087)	(16,014)	(14,903)	(10,314)	(13,092)
(3,284,622)	(3,376,524)	(686,304)	(576,337)	(433,708)	(446,754)
(270,423)	(121,017)	(4,471)	(31,568)	(12,189)	—
(456,182)	(366,783)	(22,424)	(27,604)	(11,886)	(13,149)
(1,168,487)	(1,856,652)	(1,362,205)	(686,783)	(566,841)	(431,395)
—	—	—	—	—	—
(2,983,968)	(2,063,560)	(268,832)	41,913	217,864	41,112
5,111,523	(4,214,277)	1,289,477	(410,857)	1,084,762	(296,490)

58,811,911	63,026,188	10,412,262	10,823,119	5,533,082	5,829,572
$63,923,434	$58,811,911	$11,701,739	$10,412,262	$6,617,844	$5,533,082

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Real Estate
	Securities
	Class 1
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$43,601	$(1,047,265)
Total realized gains (losses) on investments	203,398	(1,822,448)
Change in net unrealized appreciation or depreciation of investments	10,904,789	8,190,221
Net gains (losses) from investments	11,151,788	5,320,508

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	11,151,788	5,320,508

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	19,320,245	16,657,636
Administration charges	(35,056)	(25,237)
Contingent sales charges	(51,564)	(59,074)
Contract terminations	(8,355,412)	(8,048,670)
Death benefit payments	(429,575)	(184,694)
Flexible withdrawal option payments	(826,408)	(810,283)
Transfers payments to other contracts	(17,632,826)	(14,839,440)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(8,010,596)	(7,309,762)
Total increase (decrease)	3,141,192	(1,989,254)

Net assets at beginning of period	73,765,369	75,754,623
Net assets at end of period	$76,906,561	$73,765,369

See accompanying notes.

		SAM		SAM
SAM		Conservative		Conservative
Balanced		Balanced		Growth
Portfolio		Portfolio		Portfolio
Class 1		Class 1		Class 1
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(4,402,611)	$10,032,530	$(828,924)	$2,947,347	$(595,294)	$382,052
12,595,940	(2,298,562)	4,313,765	3,547,015	1,044,910	(1,018,440)
65,046,625	(9,941,247)	11,218,987	(4,929,542)	7,041,443	(598,866)
73,239,954	(2,207,279)	14,703,828	1,564,820	7,491,059	(1,235,254)

—	—	—	—	—	—

73,239,954	(2,207,279)	14,703,828	1,564,820	7,491,059	(1,235,254)

35,151,343	59,079,598	20,844,153	27,089,479	14,668,004	17,718,263
(5,751,750)	(3,411,967)	(977,448)	(594,888)	(14,236)	(11,186)
(515,593)	(706,138)	(193,907)	(205,488)	(57,684)	(74,992)
(29,300,229)	(30,200,400)	(12,749,752)	(10,749,880)	(4,155,275)	(4,829,900)
(1,107,166)	(2,804,800)	(349,065)	(237,703)	(259,536)	(76,287)
(10,260,274)	(8,317,924)	(2,944,448)	(2,546,651)	(436,371)	(351,977)
(24,971,419)	(34,625,201)	(9,160,534)	(19,237,610)	(7,281,096)	(8,339,079)
—	—	—	—	—	—
(36,755,088)	(20,986,832)	(5,531,001)	(6,482,741)	2,463,806	4,034,842
36,484,866	(23,194,111)	9,172,827	(4,917,921)	9,954,865	2,799,588

660,872,967	684,067,078	153,301,626	158,219,547	57,953,843	55,154,255
$697,357,833	$660,872,967	$162,474,453	$153,301,626	$67,908,708	$57,953,843

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	SAM
	Flexible
	Income
	Portfolio
	Class 1
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(354,779)	$4,042,906
Total realized gains (losses) on investments	4,606,745	2,093,135
Change in net unrealized appreciation or depreciation of investments	10,741,686	(3,084,608)
Net gains (losses) from investments	14,993,652	3,051,433

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	14,993,652	3,051,433

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	37,630,418	42,693,874
Administration charges	(772,967)	(479,046)
Contingent sales charges	(158,948)	(154,761)
Contract terminations	(11,762,051)	(9,695,366)
Death benefit payments	(903,083)	(1,356,101)
Flexible withdrawal option payments	(3,488,484)	(3,299,446)
Transfers payments to other contracts	(10,806,998)	(27,410,717)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	9,737,887	298,437
Total increase (decrease)	24,731,539	3,349,870

Net assets at beginning of period	160,984,496	157,634,626
Net assets at end of period	$185,716,035	$160,984,496

See accompanying notes.

SAM
Strategic
Growth		Short-Term		SmallCap
Portfolio		Income		Blend
Class 1		Class 1		Class 1
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(475,008)	$61,677	$1,211,017	$(1,965,168)	$(351,128)	$(289,903)
733,872	784,560	593,209	352,334	205,076	(235,719)
5,207,269	(2,145,211)	3,921,362	1,364,729	3,649,193	(238,981)
5,466,133	(1,298,974)	5,725,588	(248,105)	3,503,141	(764,603)

—	—	—	—	—	—

5,466,133	(1,298,974)	5,725,588	(248,105)	3,503,141	(764,603)

6,827,430	13,394,914	42,487,972	60,915,694	2,835,309	3,957,842
(11,816)	(9,461)	(885,609)	(560,144)	(5,376)	(4,657)
(44,591)	(39,204)	(164,462)	(190,072)	(8,460)	(17,489)
(2,948,772)	(1,940,548)	(11,944,019)	(12,552,028)	(2,945,653)	(3,979,835)
(47,415)	(28,880)	(916,943)	(1,014,588)	(127,971)	(59,340)
(211,171)	(189,285)	(4,303,193)	(4,115,710)	(376,702)	(453,281)
(7,924,371)	(7,447,035)	(20,934,739)	(46,971,099)	(3,979,946)	(6,211,427)
—	—	—	—	—	—
(4,360,706)	3,740,501	3,339,007	(4,487,947)	(4,608,799)	(6,768,187)
1,105,427	2,441,527	9,064,595	(4,736,052)	(1,105,658)	(7,532,790)

41,082,105	38,640,578	157,122,178	161,858,230	27,779,766	35,312,556
$42,187,532	$41,082,105	$166,186,773	$157,122,178	$26,674,108	$27,779,766

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	SmallCap
	Growth II
	Class 1
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(351,047)	$(391,937)
Total realized gains (losses) on investments	105,591	(456,155)
Change in net unrealized appreciation or depreciation of investments	3,918,613	(798,411)
Net gains (losses) from investments	3,673,157	(1,646,503)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	3,673,157	(1,646,503)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	3,601,746	6,086,380
Administration charges	(3,865)	(4,164)
Contingent sales charges	(20,624)	(21,957)
Contract terminations	(2,759,327)	(3,194,923)
Death benefit payments	(190,080)	(27,278)
Flexible withdrawal option payments	(259,079)	(282,456)
Transfers payments to other contracts	(3,865,804)	(7,090,831)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(3,497,033)	(4,535,229)
Total increase (decrease)	176,124	(6,181,732)

Net assets at beginning of period	25,539,965	31,721,697
Net assets at end of period	$25,716,089	$25,539,965

See accompanying notes.

		T. Rowe Price		T. Rowe Price
SmallCap		Blue Chip		Health
Value I		Growth		Sciences
Class 1		Portfolio II		Portfolio II
Division		Division		Division
2012	2011	2012	2011	2012	2011

$(414,919)	$(1,058,650)	$(107,785)	$(94,334)	$(146,708)	$(104,618)
(1,231,272)	(1,408,172)	651,012	693,559	1,072,399	491,057
15,698,204	(873,924)	619,012	(589,101)	1,497,336	129,567
14,052,013	(3,340,746)	1,162,239	10,124	2,423,027	516,006

—	—	—	—	—	—

14,052,013	(3,340,746)	1,162,239	10,124	2,423,027	516,006

6,466,959	10,861,918	2,867,443	2,874,703	5,996,414	5,109,755
(284,195)	(175,492)	(35,329)	(20,540)	(22,399)	(13,713)
(65,151)	(75,993)	(9,013)	(9,160)	(14,232)	(6,385)
(6,532,246)	(6,279,612)	(377,748)	(301,462)	(596,511)	(210,137)
(406,002)	(116,994)	(6,084)	(17,950)	(23,023)	(24,562)
(1,208,626)	(1,111,967)	(98,259)	(79,291)	(88,891)	(69,999)
(12,862,469)	(10,258,070)	(2,277,505)	(2,107,750)	(3,669,340)	(3,992,228)
—	—	—	—	—	—
(14,891,730)	(7,156,210)	63,505	338,550	1,582,018	792,731
(839,717)	(10,496,956)	1,225,744	348,674	4,005,045	1,308,737

76,201,180	86,698,136	7,052,167	6,703,493	7,737,621	6,428,884
$75,361,463	$76,201,180	$8,277,911	$7,052,167	$11,742,666	$7,737,621

	Principal Life Insurance Company
	Separate Account B

	Statements of Changes in Net Assets (continued)

	Years Ended December 31, 2012 and 2011, Except as Noted

	Templeton
	Growth Securities
	Class 2
	Division
	2012	2011
Increase (decrease) in net assets
Operations:
Net investment income (loss)	$13,601	$5,918
Total realized gains (losses) on investments	(26,456)	(31,536)
Change in net unrealized appreciation or depreciation of investments	196,294	(57,077)
Net gains (losses) from investments	183,439	(82,695)

Payment from affiliate	—	—

Net increase (decrease) in net assets resulting from operations	183,439	(82,695)

Policy related transactions:
Purchase payments, less sales charges, per payment fees
and applicable premium taxes	32,377	24,800
Administration charges	—	—
Contingent sales charges	(175)	(275)
Contract terminations	(96,930)	(113,334)
Death benefit payments	(1,140)	—
Flexible withdrawal option payments	(15,885)	(14,285)
Transfers payments to other contracts	(34,311)	(49,929)
Annuity Payments	—	—
Increase (decrease) in net assets from policy related transactions	(116,064)	(153,023)
Total increase (decrease)	67,375	(235,718)

Net assets at beginning of period	964,345	1,200,063
Net assets at end of period	$1,031,720	$964,345

See accompanying notes.

Van Eck
Global
Hard Assets
Service
Class
Division
2012	2011

$(52,542)	$(46,479)
160,954	549,480
50,120	(2,343,561)
158,532	(1,840,560)

—	—

158,532	(1,840,560)

3,432,766	9,543,119
(958)	(773)
(6,504)	(7,155)
(446,689)	(381,726)
(57,191)	(17,192)
(56,467)	(48,208)
(2,809,386)	(4,956,276)
—	—
55,571	4,131,789
214,103	2,291,229

7,688,370	5,397,141
$7,902,473	$7,688,370

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

1.   Nature of Operations and Significant Accounting Policies

Principal Life Insurance Company Separate Account B (“Separate Account B”) is a segregated investment account of Principal Life Insurance Company (“Principal Life”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2012, contractholder investment options include the following open-end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1 (1)

Asset Allocation Account

Balanced Account

Bond & Mortgage Securities Account

Diversified International Account

Equity Income Account

Government & High Quality Bond Account (3)

International Emerging Markets Account

LargeCap Blend Account II

LargeCap Growth Account

LargeCap Growth Account I

LargeCap S&P 500 Index Account

LargeCap Value Account

MidCap Blend Account

Money Market Account

Principal Capital Appreciation Account

Principal LifeTime Strategic Income Account

Principal LifeTime 2010 Account

Principal LifeTime 2020 Account

Principal LifeTime 2030 Account

Principal LifeTime 2040 Account

Principal LifeTime 2050 Account

Real Estate Securities Account

Short-Term Income Account (3)

SmallCap Blend Account

SmallCap Growth Account II

SmallCap Value Account I

Strategic Asset Management Balanced Portfolio

Strategic Asset Management Conservative Balanced Portfolio

Strategic Asset Management Conservative Growth Portfolio

Strategic Asset Management Flexible Income Portfolio

Strategic Asset Management Strategic Growth Portfolio

Principal Variable Contracts Funds, Inc. – Class 2 (1)

Diversified Balanced Account (5)

Diversified Growth Account (5)

Diversified Income Account (8)

AllianceBernstein Variable Product Series Fund, Inc.:

Small Cap Growth Portfolio – Class A

American Century Investments®:

VP Income & Growth Fund – Class I

VP Inflation Protection Fund – Class II

VP MidCap Value Fund – Class II (6)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

VP Ultra® Fund – Class I

VP Ultra® Fund – Class II

VP Value Fund – Class II

VP VistaSM Fund – Class I

Dreyfus Investment Portfolios:

Technology Growth Portfolio – Service Shares

Fidelity® Variable Insurance Products Fund:

Contrafund® Portfolio – Service Class

Contrafund® Portfolio – Service Class 2

Equity-Income Portfolio – Service Class 2

Growth Portfolio – Service Class

Growth Portfolio – Service Class 2

Mid Cap Portfolio – Service Class 2

Overseas Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust:

Small Cap Value Securities Fund – Class 2 (5)

Templeton Growth Securities Fund – Class 2

Goldman Sachs Variable Insurance Trust:

Mid Cap Value Fund – Institutional Shares

Structured Small Cap Equity Fund – Institutional Shares

Invesco Variable Insurance Fund:

    Core Equity Fund – Series I Shares

    Global Health Care Fund – Series I Shares

    International Growth Fund – Series I Shares (2)

    Small Cap Equity Fund – Series I Shares

    Technology Fund – Series I Shares

    Van Kampen American Franchise – Series I (7)

    Van Kampen MidCap Growth – Series I (7)

    Van Kampen Value Opportunities – Series I (9)

Janus Aspen Series:

    Janus Aspen Series Enterprise Portfolio – Service Shares

MFS® Variable Insurance Trust:

    Utilities Series – S Class (4)

    Value Series – S Class (4)

Neuberger Berman Advisors Management Trust:

    Large Cap Value Portfolio – I Class Shares (10)

    Small-Cap Growth Portfolio – S Class Shares

    Socially Responsive Portfolio – I Class Shares

PIMCO Variable Insurance Trust:

     All Asset Portfolio Administrative Class (4)

    High Yield Portfolio Administrative Class (5)

    Total Return Portfolio Administrative Class (4)

T. Rowe Price Equity Series, Inc.

    Blue Chip Growth Portfolio – II

    Health Sciences Portfolio – II

Van Eck VIP Trust:

    Global Hard Assets Fund – Service Class Shares (4)

(1)   Organized by Principal Life Insurance Company.

(2)   Commencement of operations, May 19, 2008.

(3)   Commencement of operations, November 24, 2008.

(4)   Commencement of operations, May 18, 2009.

(5)   Commencement of operations, January 4, 2010.

(6)   Commencement of operations, May 24, 2010.

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

(7)   Commencement of operations, April 27, 2012.

(8)   Commencement of operations, May 21, 2012.

(9)   Represented the operations of Invesco Basic Value Series I Division until May 21, 2012.

(10) Represented the operations of Neuberger Berman AMT Partners I Class Division until May 21, 2012.

Commencement of operations date is the date that the division became available to contractholders.

The assets of Separate Account B are owned by Principal Life. The assets of Separate Account B support the following variable annuity contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life: Bankers Flexible Annuity; Pension Builder Plus; Pension Builder Plus-Rollover IRA; Personal Variable; Premier Variable; Principal Freedom Variable Annuity; Principal Freedom Variable Annuity 2; The Principal Variable Annuity; The Principal Variable Annuity with Purchase Payment Credit Rider; Principal Investment Plus Variable Annuity, Principal Investment Plus Variable Annuity with Premium Payment Credit Rider and Principal Lifetime Income Solutions. Principal Life no longer accepts contributions for Bankers Flexible Annuity contracts, Pension Builder Plus contracts and Pension Builder Plus-Rollover IRA contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of Separate Account B in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset values (“NAV”) per share on December 31, 2012. Net realized gains and losses on sales of investments are determined on the basis of the first-in, first-out (“FIFO”) method. Dividends are taken into income on an accrual basis as of the ex-dividend date. Investment transactions are accounted for on a trade date basis.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels:

  Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.
  Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.
  Level 3 – Fair values are based on significant unobservable inputs for the asset or liability.

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published.  Therefore, all investments are reflected in Level 1 of the fair value hierarchy.

Foreign Tax Withholdings

Principal Life may be entitled to claim a federal income tax credit to the extent foreign income taxes are withheld on investment income allocated to Separate Account B. Principal Life will compensate each separate account division in an amount equal to the tax benefit claimed on its federal income tax return, or subsequently claimed for refund, attributable to foreign taxes on the division’s share of income associated with investments allocated to Separate Account B within a reasonable time of receiving a tax benefit. The amounts presented as payment from affiliate on the Statement of Operations and the Statement of Changes in Net Assets reflects compensation for subsequently claimed refunds.

2.   Expenses and Related Party Transactions

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses. This charge is collected by redeeming units of the separate account.

Pension Builder Plus and Pension Builder Plus – Rollover IRA contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1.0% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7.0% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant’s investment account values and the number of participants under the retirement plan and their participant investment account value.

Personal Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the Contractholders, in their sole discretion, a customized Plan-level service package and charges. An annual administration charge of $34 (increases to $37 if the benefit plan reports are distributed directly to the homes of plan participants) for each participant’s account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis.

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Premier Variable contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The contract provides for recordkeeping and other services and allows the Contractholders, in their sole discretion, a customized Plan-level service package and charges. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Freedom Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.85% of the asset value of each contract. Principal Life reserves the right to increase this charge but guarantees that it will not exceed 1.25% per year. A surrender charge up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived.

Principal Freedom Variable Annuity 2 – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.95% of the asset value of each contract. Principal Life reserves the right to increase this charge but guarantees that it will not exceed 1.25% per year. A surrender charge up to 3.0% may be deducted from the withdrawals made during the first three years of a contract, except for death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived.

The Principal Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. The product also contains an optional purchase payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the purchase payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

The Principal Investment Plus Variable Annuity - Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6.0% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2.0% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. The product also contains an optional premium payment credit rider, which charges an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value. For contracts with the premium payment credit rider, the maximum surrender charge is 8.0% from withdrawals made during the first eight years.

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Principal Lifetime Income SolutionsSM Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A surrender charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility or terminal illness. Principal Life reserves the right to charge an additional administration fee of up to 0.15% of the average daily net asset value of each Division. The fee is currently being waived.

During the year ended December 31, 2012, management fees were paid indirectly to Principal Management Corporation (“Manager”) (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are computed on an annual rate of 0.03% of each of the Principal LifeTime Accounts’ average daily net assets. Prior to July 1, 2009, the annual rate paid by each Principal LifeTime Account was 0.1225% of the average daily net assets up to $3 billion and 0.1125% of the average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

The annual rates used in this calculation for each of the other Accounts are as shown in the following tables.

	Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Over $400

Asset Allocation Account	0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account	0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account	0.50	0.45	0.40	0.35	0.30
Equity Income Account	0.60	0.55	0.50	0.45	0.40
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Blend Account	0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

	Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Over $1,000

Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account	1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55
LargeCap Value Account	0.60	0.55	0.50	0.45	0.40

	Net Assets of Accounts				Net Assets of Accounts
	(in millions)				(in millions)
	First $200	Next $300	Over $500		First $500	Over $500

Short-Term Income Account	0.50%	0.45%	0.40%	Principal Capital Appreciation Account	0.625%	0.50%

	Net Assets of Accounts (in millions)						Net Assets of Accounts
	First $500	Next $ 500	Next $1 billion	Next $1 billion	Over $3 billion		First $2 billion	Over $2 billion

LargeCap Growth Account	0.68%	0.63%	0.61%	0.56%	0.51%	Government & High Quality Bond Account	0.50%	0.45%

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

All Net Assets

Bond Market Index Account	0.25%
Diversified Balanced Account	0.05
Diversified Growth Account	0.05
Diversified Income Account	0.05
LargeCap S&P 500 Index Account	0.25

The Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2013. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	0.018%
LargeCap Growth Account I	0.016
SmallCap Value Account I	0.020

In addition, the Manager has contractually agreed to limit the management and investment advisory fees for SmallCap Growth Account II.  The expense limit will reduce the accounts Management Fees by .080% through the period ended April 30, 2014.

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits.  The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2012 through December 31, 2012
	Class 1	Class 2	Expiration

SmallCap Value Account I	0.99%	1.24%	April 30, 2013

The Manager has contractually agreed to limit Short-Term Income Account’s expenses by .01% through the period ended April 30, 2013.

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

In addition, the Manager has voluntarily agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make and acquired fund fees and expenses) attributable to Class 2 shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits.  The limits are expressed as a percentage of average daily net assets on an annualized basis during the reporting period. The expense limit may be terminated at any time. The operating expense limits are as follows:

Expense Limit

Diversified Balanced Account	0.31%
Diversified Growth Account	0.31
Diversified Income Account	0.31

In addition, the Manager has voluntarily agreed to limit the Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

3.   Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

4.   Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the period ended December 31, 2012:

Division	Purchases	Sales

AllianceBernstein Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	$1,552,869	$1,551,823
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	526,986	986,645

American Century VP Income & Growth Class I Division:
Principal Freedom Variable Annuity	99,278	327,878
Principal Freedom Variable Annuity 2	18,968	22,996
The Principal Variable Annuity	1,840,009	2,664,505
The Principal Variable Annuity with Purchase Payment Credit Rider	19,773	1,260,735

American Century VP Inflation Protection Class II Division:
Principal Investment Plus Variable Annuity	18,253,272	14,485,794
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,823,978	3,397,436

American Century VP MidCap Value Class II Division:
The Principal Variable Annuity	380,622	442,888
The Principal Variable Annuity with Purchase Payment Credit Rider	29,638	88,282
Principal Investment Plus Variable Annuity	1,567,216	799,844
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	41,929	7,496

American Century VP Ultra Class I Division:
The Principal Variable Annuity	976,550	1,196,075
The Principal Variable Annuity with Purchase Payment Credit Rider	32,057	613,460

American Century VP Ultra Class II Division:
Principal Investment Plus Variable Annuity	4,392,069	10,690,908
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,254,987	3,614,928

American Century VP Value Class II Division:
The Principal Variable Annuity	3,518,825	4,548,428
The Principal Variable Annuity with Purchase Payment Credit Rider	125,242	3,572,321

American Century VP Vista Class I Division:
Principal Investment Plus Variable Annuity	830,333	931,561
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,986	252,940

Asset Allocation Class 1 Division:
Premier Variable	20,001	746
The Principal Variable Annuity	4,466,999	5,693,871
The Principal Variable Annuity with Purchase Payment Credit Rider	113,027	1,869,028
Principal Investment Plus Variable Annuity	3,362,115	2,561,966
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	405,494	606,347

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Division	Purchases	Sales
Balanced Class 1 Division:
Personal Variable	$145,346	$212,359
Premier Variable	283,299	224,626
The Principal Variable Annuity	3,570,408	6,028,465
The Principal Variable Annuity with Purchase Payment Credit Rider	55,601	2,331,222

Bond & Mortgage Securities Class 1 Division:
Personal Variable	54,443	131,319
Premier Variable	850,342	384,303
Principal Freedom Variable Annuity	1,059,388	1,440,927
Principal Freedom Variable Annuity 2	277,155	173,983
The Principal Variable Annuity	22,826,575	24,927,039
The Principal Variable Annuity with Purchase Payment Credit Rider	1,226,914	11,382,567
Principal Investment Plus Variable Annuity	21,627,658	17,493,832
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,521,061	5,411,910

Diversified Balanced Class 2 Division:
Principal Investment Plus Variable Annuity	226,956,308	38,857,314
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	19,986,242	3,052,185
Principal Lifetime Income Solutions	10,709,591	491,783

Diversified Growth Class 2 Division:
Principal Investment Plus Variable Annuity	421,818,341	76,418,096
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	33,398,060	5,102,533
Principal Lifetime Income Solutions	5,207,849	198,520

Diversified Income Class 2 Division:
Principal Investment Plus Variable Annuity	53,456,547	4,452,798
Principal Investment Plus Variable Annuity	4,286,874	66,103
Principal Lifetime Income Solutions	979,096	6,457

Diversified International Class 1 Division:
Personal Variable	70,279	348,092
Premier Variable	408,006	519,259
Principal Freedom Variable Annuity	188,663	527,354
Principal Freedom Variable Annuity 2	109,601	378,531
The Principal Variable Annuity	17,622,158	27,151,990
The Principal Variable Annuity with Purchase Payment Credit Rider	923,335	12,402,447
Principal Investment Plus Variable Annuity	4,943,600	9,134,139
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,125,342	2,526,201

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	1,044,048	826,588
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	194,362	209,375

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Division	Purchases	Sales
Equity Income Class 1 Division:
Premier Variable	$20,692	$24,573
The Principal Variable Annuity	11,511,976	16,076,321
The Principal Variable Annuity with Purchase Payment Credit Rider	646,260	7,302,787
Principal Investment Plus Variable Annuity	18,691,397	35,859,411
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,797,718	9,401,753

Fidelity VIP Contrafund Service Class Division:
The Principal Variable Annuity	4,918,116	12,553,691
The Principal Variable Annuity with Purchase Payment Credit Rider	185,757	3,378,423

Fidelity VIP Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	6,007,602	9,408,139
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	635,402	1,661,313

Fidelity VIP Equity-Income Service Class 2 Division:
The Principal Variable Annuity	7,724,062	6,557,600
The Principal Variable Annuity with Purchase Payment Credit Rider	197,148	5,267,908
Principal Investment Plus Variable Annuity	2,890,991	2,403,525
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	470,236	442,250

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	1,710,151	3,023,716
The Principal Variable Annuity with Purchase Payment Credit Rider	30,663	1,134,474

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	1,305,287	1,899,232
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	97,506	376,029

Fidelity VIP Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	1,892,886	1,615,386
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	324,994	745,333

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	4,281,257	7,273,100
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,210,476	2,728,244

Franklin Small Cap Value Securities Class 2 Division:
Principal Investment Plus Variable Annuity	1,399,585	1,416,731
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	64,223	57,973

Goldman Sachs VIT Mid Cap Value Service Class I Division:
Principal Investment Plus Variable Annuity	602,472	2,228,579
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	237,987	881,695

Goldman Sachs VIT Structured Small Cap Equity Service Class I Division:
Principal Investment Plus Variable Annuity	749,340	1,669,146
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	87,409	167,745

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Division	Purchases	Sales
Government & High Quality Bond Class 1 Division:
Pension Builder Plus	$5,058	$10,868
Pension Builder Plus - Rollover IRA	1,280	484
Personal Variable	149,797	159,874
Premier Variable	860,246	793,172
Principal Freedom Variable Annuity	667,494	910,069
Principal Freedom Variable Annuity 2	112,157	78,200
The Principal Variable Annuity	24,296,455	28,101,964
The Principal Variable Annuity with Purchase Payment Credit Rider	1,680,302	9,227,022
Principal Investment Plus Variable Annuity	19,778,850	13,054,489
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,751,234	2,396,776

International Emerging Markets Class 1 Division:
Premier Variable	98,044	88,802
The Principal Variable Annuity	8,379,641	11,161,262
The Principal Variable Annuity with Purchase Payment Credit Rider	688,608	5,930,370
Principal Investment Plus Variable Annuity	7,136,119	7,365,581
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,784,064	2,666,424

Invesco Core Equity Series I Division:
The Principal Variable Annuity	1,594,458	4,785,040
The Principal Variable Annuity with Purchase Payment Credit Rider	47,860	886,118

Invesco Global Health Care Series I Division:
The Principal Variable Annuity	1,711,020	1,521,870
The Principal Variable Annuity with Purchase Payment Credit Rider	70,158	809,649

Invesco International Growth Series I Division:
Principal Investment Plus Variable Annuity	1,870,385	1,488,990
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	129,971	170,647

Invesco Small Cap Equity Series I Division:
The Principal Variable Annuity	824,862	1,278,841
The Principal Variable Annuity with Purchase Payment Credit Rider	80,425	564,619
Principal Investment Plus Variable Annuity	986,875	1,371,078
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	136,342	222,074

Invesco Technology Series I Division:
The Principal Variable Annuity	1,121,463	1,222,041
The Principal Variable Annuity with Purchase Payment Credit Rider	100,618	625,757

Invesco Van Kampen American Franchise Series I Division:
Principal Investment Plus Variable Annuity	5,393,813	870,751
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	108,331	56,152

Invesco Van Kampen MidCap Growth Series I Division
Principal Investment Plus Variable Annuity	1,963,280	530,859
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	383,561	171,252

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Division	Purchases	Sales
Invesco Van Kampen Value Opportunities Series I Division:
Principal Investment Plus Variable Annuity	$1,122,587	$1,487,906
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	59,167	173,883

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	1,119,032	2,456,679
The Principal Variable Annuity with Purchase Payment Credit Rider	17,310	682,316

LargeCap Blend II Class 1 Division:
The Principal Variable Annuity	8,240,382	11,422,025
The Principal Variable Annuity with Purchase Payment Credit Rider	227,446	8,043,339
Principal Investment Plus Variable Annuity	6,725,556	17,367,520
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,017,170	4,856,317

LargeCap Growth Class 1 Division:
Personal Variable	463,174	685,343
Premier Variable	2,088,564	2,221,032
The Principal Variable Annuity	2,031,166	6,802,816
The Principal Variable Annuity with Purchase Payment Credit Rider	115,812	1,075,315
Principal Investment Plus Variable Annuity	1,981,320	3,180,950
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	298,140	435,455

LargeCap Growth I Class 1 Division:
Premier Variable	8,569	5,400
Principal Freedom Variable Annuity	173,587	376,043
Principal Freedom Variable Annuity 2	18,056	32,020
The Principal Variable Annuity	5,756,866	16,438,927
The Principal Variable Annuity with Purchase Payment Credit Rider	308,937	4,879,200
Principal Investment Plus Variable Annuity	2,338,252	2,389,962
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	329,844	631,950

LargeCap S&P 500 Index Class 1 Division:
Premier Variable	59,014	39,177
Principal Freedom Variable Annuity	277,862	1,634,118
Principal Freedom Variable Annuity 2	224,111	474,862
The Principal Variable Annuity	6,570,913	10,423,598
The Principal Variable Annuity with Purchase Payment Credit Rider	149,393	5,064,706
Principal Investment Plus Variable Annuity	5,977,700	9,165,794
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	491,695	1,148,569

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Division	Purchases	Sales
LargeCap Value Class 1 Division:
Bankers Flexible Annuity	$—	$191,128
Pension Builder Plus	20,997	63,343
Pension Builder Plus - Rollover IRA	1,555	13,128
Personal Variable	58,486	303,187
Premier Variable	624,504	1,469,441
Principal Freedom Variable Annuity	121,338	590,740
Principal Freedom Variable Annuity 2	5,469	202,367
The Principal Variable Annuity	4,781,884	11,035,833
The Principal Variable Annuity with Purchase Payment Credit Rider	106,171	3,367,701
Principal Investment Plus Variable Annuity	3,741,021	4,126,304
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	408,262	865,483

MFS VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	3,149,940	1,652,211
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	461,260	126,224

MFS VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	682,840	614,826
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	420,421	217,086

MidCap Blend Class 1 Division:
Personal Variable	104,881	561,825
Premier Variable	568,197	911,291
Principal Freedom Variable Annuity	547,893	1,651,426
Principal Freedom Variable Annuity 2	145,383	462,784
The Principal Variable Annuity	23,991,805	42,378,816
The Principal Variable Annuity with Purchase Payment Credit Rider	886,775	15,512,406
Principal Investment Plus Variable Annuity	18,406,847	27,673,557
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,473,836	6,636,560

Money Market Class 1 Division:
Pension Builder Plus	1	11,368
Pension Builder Plus - Rollover IRA	—	—
Personal Variable	530,045	464,670
Premier Variable	3,743,383	3,863,795
Principal Freedom Variable Annuity	470,921	710,348
Principal Freedom Variable Annuity 2	43,101	410,895
The Principal Variable Annuity	22,921,837	31,940,615
The Principal Variable Annuity with Purchase Payment Credit Rider	742,406	4,855,065
Principal Investment Plus Variable Annuity	35,235,697	41,185,618
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,185,419	11,109,459
Principal Lifetime Income Solutions	96,267	96,267

Neuberger Berman AMT Large Cap Value I Class Division:
Principal Investment Plus Variable Annuity	976,199	808,408
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	66,517	282,871

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Division	Purchases	Sales
Neuberger Berman AMT Small-Cap Growth S Class Division:
Principal Investment Plus Variable Annuity	$308,169	$513,202
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	61,104	140,804

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	431,953	861,716
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	88,251	209,250

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	2,280,350	863,587
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	542,047	121,944

PIMCO High Yield Administrative Class Division:
Principal Investment Plus Variable Annuity	7,303,094	8,448,016
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,157,563	2,077,364

PIMCO Total Return Administrative Class Division:
Principal Investment Plus Variable Annuity	20,280,078	5,799,973
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,091,352	869,493

Principal Capital Appreciation Class 1 Division:
Principal Freedom Variable Annuity 2	12,357	48,640
Principal Investment Plus Variable Annuity	3,516,126	2,257,606
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	427,557	462,938

Principal LifeTime Strategic Income Class 1 Division:
Principal Freedom Variable Annuity 2	14,977	73,125
The Principal Variable Annuity	1,073,687	948,728
The Principal Variable Annuity with Purchase Payment Credit Rider	4,829	277,835
Principal Investment Plus Variable Annuity	2,233,841	3,071,429
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	438,673	454,659

Principal LifeTime 2010 Class 1 Division:
Principal Freedom Variable Annuity 2	59,520	519,271
The Principal Variable Annuity	269,776	426,203
The Principal Variable Annuity with Purchase Payment Credit Rider	—	112,708
Principal Investment Plus Variable Annuity	2,505,580	4,354,149
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	203,578	845,763

Principal LifeTime 2020 Class 1 Division:
Principal Freedom Variable Annuity 2	538,544	1,081,696
The Principal Variable Annuity	1,711,098	1,388,070
The Principal Variable Annuity with Purchase Payment Credit Rider	249,555	451,828
Principal Investment Plus Variable Annuity	5,843,758	14,575,952
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,507,125	4,068,240

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Division	Purchases	Sales
Principal LifeTime 2030 Class 1 Division:
Principal Freedom Variable Annuity 2	$67,407	$308,446
The Principal Variable Annuity	315,614	559,991
The Principal Variable Annuity with Purchase Payment Credit Rider	12,184	10,911
Principal Investment Plus Variable Annuity	2,923,494	3,398,574
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	383,756	2,245,359

Principal LifeTime 2040 Class 1 Division:
Principal Freedom Variable Annuity 2	28,722	2,186
The Principal Variable Annuity	129,866	23,808
The Principal Variable Annuity with Purchase Payment Credit Rider	—	56,738
Principal Investment Plus Variable Annuity	1,704,274	1,842,449
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	141,178	322,554

Principal LifeTime 2050 Class 1 Division:
Principal Freedom Variable Annuity 2	39,229	1,361
The Principal Variable Annuity	151,071	156,676
The Principal Variable Annuity with Purchase Payment Credit Rider	14,379	49,492
Principal Investment Plus Variable Annuity	1,105,932	574,798
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	36,972	342,159

Real Estate Securities Class 1 Division:
Premier Variable	76,947	61,640
Principal Freedom Variable Annuity 2	68,836	93,009
The Principal Variable Annuity	11,141,391	13,536,977
The Principal Variable Annuity with Purchase Payment Credit Rider	541,078	7,723,551
Principal Investment Plus Variable Annuity	7,328,891	5,941,517
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,262,163	1,029,607

SAM Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	51,155	446,532
The Principal Variable Annuity	12,294,132	11,782,953
The Principal Variable Annuity with Purchase Payment Credit Rider	1,013,476	5,506,529
Principal Investment Plus Variable Annuity	27,534,212	55,030,081
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	7,330,547	8,315,399

SAM Conservative Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	433,634	391,670
The Principal Variable Annuity	5,573,111	7,071,803
The Principal Variable Annuity with Purchase Payment Credit Rider	829,499	2,427,570
Principal Investment Plus Variable Annuity	14,779,174	15,158,631
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,565,311	3,472,816

SAM Conservative Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	68,004	308,629
The Principal Variable Annuity	3,769,963	3,543,144
The Principal Variable Annuity with Purchase Payment Credit Rider	195,429	2,168,262
Principal Investment Plus Variable Annuity	8,897,930	5,929,373
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,024,322	1,137,728

Division	Purchases	Sales
SAM Flexible Income Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	$840,616	$36,562
The Principal Variable Annuity	12,882,206	8,979,110
The Principal Variable Annuity with Purchase Payment Credit Rider	1,873,895	4,487,085
Principal Investment Plus Variable Annuity	20,915,771	13,902,080
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,730,855	2,823,961

SAM Strategic Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	26,879	6,707
The Principal Variable Annuity	1,701,360	4,745,090
The Principal Variable Annuity with Purchase Payment Credit Rider	126,650	982,353
Principal Investment Plus Variable Annuity	3,824,065	5,117,958
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,246,268	908,828

Short-Term Income Class 1 Division:
Principal Freedom Variable Annuity	369,496	475,434
Principal Freedom Variable Annuity 2	337,290	322,942
The Principal Variable Annuity	9,731,010	10,327,532
The Principal Variable Annuity with Purchase Payment Credit Rider	981,028	4,309,723
Principal Investment Plus Variable Annuity	27,260,095	20,314,451
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	7,232,089	5,610,902

SmallCap Blend Class 1 Division:
Premier Variable	11,190	12,091
Principal Freedom Variable Annuity	33,437	430,576
Principal Freedom Variable Annuity 2	44,420	67,593
The Principal Variable Annuity	2,633,091	4,880,947
The Principal Variable Annuity with Purchase Payment Credit Rider	113,171	2,404,029

SmallCap Growth II Class 1 Division:
Premier Variable	27,537	23,861
Principal Freedom Variable Annuity	13,444	194,296
Principal Freedom Variable Annuity 2	216	91,004
The Principal Variable Annuity	2,053,715	3,655,380
The Principal Variable Annuity with Purchase Payment Credit Rider	129,154	1,499,650
Principal Investment Plus Variable Annuity	1,181,869	1,583,571
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	195,811	402,064

SmallCap Value I Class 1 Division:
Premier Variable	43,772	13,182
Principal Freedom Variable Annuity 2	2,901	102,800
The Principal Variable Annuity	3,401,336	6,720,459
The Principal Variable Annuity with Purchase Payment Credit Rider	205,716	3,204,522
Principal Investment Plus Variable Annuity	3,131,818	9,736,508
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	296,098	2,610,819

T. Rowe Price Blue Chip Growth Portfolio II Division:
Principal Investment Plus Variable Annuity	2,540,025	2,634,462
Principal Investment Plus Variable Annuity	327,418	277,261

Division	Purchases	Sales
T. Rowe Price Health Sciences Portfolio II Division:
Principal Investment Plus Variable Annuity	$5,388,300	$3,948,155
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	817,999	612,949

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	54,389	156,852

Van Eck Global Hard Assets Service Class Division:
The Principal Variable Annuity	1,389,222	933,502
The Principal Variable Annuity with Purchase Payment Credit Rider	152,399	246,161
Principal Investment Plus Variable Annuity	2,285,281	2,058,178
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	340,244	246,604

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

5.   Changes in Units Outstanding

Transactions in units were as follows for each of the periods ended December 31:

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed

AllianceBernstein Global Thematic Growth Class A Division:
Benefit Variable Universal Life II	79,387	85,447	216,438	214,336
Executive Variable Universal Life II	26,941	54,327	49,217	25,284

American Century VP Income & Growth Class I Division:
Principal Freedom Variable Annuity	3,491	25,702	10,095	54,396
Principal Freedom Variable Annuity 2	1,647	2,089	31	798
The Principal Variable Annuity	142,375	231,254	181,237	308,487
The Principal Variable Annuity With Purchase Payment Credit Rider	1,530	109,420	11,360	184,651

American Century VP Inflation Protection Class II Division:
Principal Investment Plus Variable Annuity	1,081,842	974,841	839,620	1,481,897
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	226,641	228,635	117,799	393,378

American Century VP MidCap Value Class II Division:
The Principal Variable Annuity	24,991	34,706	66,296	20,283
The Principal Variable Annuity With Purchase Payment Credit Rider	1,946	6,918	6,958	1,606
Principal Investment Plus Variable Annuity	120,543	65,835	54,847	15,142
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	3,225	617	15,327	6,764

American Century VP Ultra Class I Division:
The Principal Variable Annuity	93,855	114,320	76,626	128,115
The Principal Variable Annuity With Purchase Payment Credit Rider	3,081	58,634	6,323	55,456

American Century VP Ultra Class II Division:
Principal Investment Plus Variable Annuity	360,738	817,606	400,495	509,278
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	103,077	276,458	97,175	169,086

American Century VP Value Class II Division:
The Principal Variable Annuity	228,646	322,880	182,908	319,881
The Principal Variable Annuity With Purchase Payment Credit Rider	8,138	253,589	17,224	207,906

American Century VP Vista Class I Division:
Principal Investment Plus Variable Annuity	59,579	64,735	57,693	85,957
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	286	17,577	3,384	7,850

Asset Allocation Class 1 Division:
Premier Variable	4,129	–	6,689	14,382
The Principal Variable Annuity	84,734	203,313	89,906	292,754
The Principal Variable Annuity With Purchase Payment Credit Rider	2,144	66,738	5,135	56,553
Principal Investment Plus Variable Annuity	89,456	89,778	30,668	37,983
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,789	21,248	10,448	19,776

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed

Balanced Class 1 Division:
Personal Variable	57,484	86,740	24,648	16,880
Premier Variable	96,229	88,057	159,229	262,537
The Principal Variable Annuity	133,632	267,958	144,799	368,340
The Principal Variable Annuity With Purchase Payment Credit Rider	2,081	103,620	15,630	141,152

Bond & Mortgage Securities Class 1 Division:
Personal Variable	16,780	50,196	15,303	10,257
Premier Variable	276,305	141,564	355,931	462,525
Principal Freedom Variable Annuity	46,566	81,346	37,427	79,941
Principal Freedom Variable Annuity 2	20,363	13,360	8,321	13,934
The Principal Variable Annuity	836,475	1,073,559	883,399	1,307,611
The Principal Variable Annuity With Purchase Payment Credit Rider	44,960	490,225	98,889	652,409
Principal Investment Plus Variable Annuity	804,598	720,304	655,741	1,040,179
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	205,396	222,834	205,208	303,371

Diversified Balanced Class 2 Division:
Principal Investment Plus Variable Annuity	18,979,080	2,835,954	14,561,948	1,676,776
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	1,671,337	222,760	1,322,521	85,280
Principal Lifetime Income Solutions	901,106	36,162	99,127	92

Diversified Growth Class 2 Division:
Principal Investment Plus Variable Annuity	34,789,657	5,394,641	37,555,496	2,613,725
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,754,520	360,207	3,054,559	229,973
Principal Lifetime Income Solutions	432,918	14,726	9,052	–

Diversified Income Class 2 Division:
Principal Investment Plus Variable Annuity	5,141,020	416,026	–	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	412,277	6,176	–	–
Principal Lifetime Income Solutions	93,997	357	–	–

Diversified International Class 1 Division:
Personal Variable	23,713	139,066	31,869	30,224
Premier Variable	132,333	198,343	165,602	545,866
Principal Freedom Variable Annuity	9,176	36,231	29,951	63,919
Principal Freedom Variable Annuity 2	9,695	36,684	12,988	19,158
The Principal Variable Annuity	688,351	1,191,781	661,337	1,344,330
The Principal Variable Annuity With Purchase Payment Credit Rider	36,067	544,380	63,362	548,644
Principal Investment Plus Variable Annuity	181,812	383,983	247,813	284,996
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	41,387	106,197	63,977	92,825

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	63,923	50,833	97,619	154,131
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11,900	12,876	6,487	2,090

Equity Income Class 1 Division:
Premier Variable	15,594	18,742	15,179	33,987
The Principal Variable Annuity	953,222	1,527,612	4,429,781	1,491,927
The Principal Variable Annuity With Purchase Payment Credit Rider	53,512	693,929	1,133,229	620,270
Principal Investment Plus Variable Annuity	1,244,506	3,290,109	8,291,479	1,996,595
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	186,277	862,613	2,553,922	702,810

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed
Fidelity VIP Contrafund Service Class Division:
The Principal Variable Annuity	273,524	762,517	418,338	866,998
The Principal Variable Annuity With Purchase Payment Credit Rider	10,331	205,207	34,049	295,090

Fidelity VIP Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	357,836	572,582	435,894	378,499
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	37,847	101,108	77,452	86,662

Fidelity VIP Equity-Income Service Class 2 Division:
The Principal Variable Annuity	417,766	523,325	434,203	591,801
The Principal Variable Annuity With Purchase Payment Credit Rider	10,663	420,402	38,539	468,642
Principal Investment Plus Variable Annuity	172,358	183,456	156,189	156,700
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	28,035	33,756	38,404	24,508

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	166,255	299,055	221,379	469,277
The Principal Variable Annuity With Purchase Payment Credit Rider	2,981	112,203	10,151	168,662

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	97,482	136,805	100,141	187,979
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	7,282	27,086	27,251	45,825

Fidelity VIP Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	63,573	86,416	143,856	194,786
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,915	39,872	29,435	27,993

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	287,407	526,069	479,201	360,669
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	81,261	197,336	148,961	112,345

Franklin Small Cap Value Securities Class 2 Division:
Principal Investment Plus Variable Annuity	107,437	109,702	155,850	59,561
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	4,930	4,489	13,993	2,016

Goldman Sachs VIT Mid Cap Value Service Class I Division:
Principal Investment Plus Variable Annuity	30,872	133,713	150,296	173,690
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	12,195	52,901	36,338	55,166

Goldman Sachs VIT Structured Small Cap Equity Service Class I Division:
Principal Investment Plus Variable Annuity	54,729	126,660	173,436	150,972
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,384	12,729	13,917	17,656

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed

Government & High Quality Bond Class 1 Division:
Pension Builder Plus	–	2,786	–	378
Pension Builder Plus - Rollover IRA	–	45	–	47
Personal Variable	55,513	61,624	12,775	2,545
Premier Variable	279,514	294,188	452,101	697,426
Principal Freedom Variable Annuity	43,556	73,302	43,083	58,809
Principal Freedom Variable Annuity 2	8,255	6,292	7,203	9,428
The Principal Variable Annuity	1,688,821	2,289,840	1,844,454	2,984,724
The Principal Variable Annuity With Purchase Payment Credit Rider	116,796	751,848	335,145	1,283,631
Principal Investment Plus Variable Annuity	1,486,108	1,034,179	1,280,394	1,650,184
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	432,126	189,873	314,750	321,215

International Emerging Markets Class 1 Division:
Premier Variable	24,369	24,921	16,163	69,215
The Principal Variable Annuity	239,996	336,029	238,158	431,832
The Principal Variable Annuity With Purchase Payment Credit Rider	19,722	178,544	38,080	161,786
Principal Investment Plus Variable Annuity	206,372	214,032	263,283	204,945
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	51,594	77,482	75,603	86,660

Invesco Core Equity Series I Division:
The Principal Variable Annuity	124,998	414,315	336,678	546,052
The Principal Variable Annuity With Purchase Payment Credit Rider	3,752	76,725	10,036	190,774

Invesco Global Health Care Series I Division:
The Principal Variable Annuity	132,012	116,246	178,328	158,093
The Principal Variable Annuity With Purchase Payment Credit Rider	5,413	61,844	21,258	112,824

Invesco International Growth Series I Division:
Principal Investment Plus Variable Annuity	199,212	159,163	401,700	226,787
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	13,843	18,241	29,466	7,619

Invesco Small Cap Equity Series I Division:
The Principal Variable Annuity	51,630	78,789	127,626	84,231
The Principal Variable Annuity With Purchase Payment Credit Rider	5,034	34,786	11,245	23,739
Principal Investment Plus Variable Annuity	62,263	83,009	193,432	139,335
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	8,602	13,445	50,183	41,082

Invesco Technology Series I Division:
The Principal Variable Annuity	162,461	178,122	174,454	233,366
The Principal Variable Annuity With Purchase Payment Credit Rider	14,576	91,209	20,620	142,899

Invesco Van Kampen American Franchise Series I Division:
Principal Investment Plus Variable Annuity	540,619	87,739	–	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	10,858	5,658	–	–

Invesco Van Kampen MidCap Growth Series I Division:
Principal Investment Plus Variable Annuity	196,051	54,434	–	–
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	38,302	17,560	–	–

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed

Invesco Van Kampen Value Opportunities Series I Division:
Principal Investment Plus Variable Annuity	105,528	143,106	77,042	51,439
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,562	16,724	21,029	15,859

Janus Aspen Enterprise Service Shares Division:
The Principal Variable Annuity	115,655	245,302	145,105	367,467
The Principal Variable Annuity With Purchase Payment Credit Rider	1,789	68,130	18,611	106,698

LargeCap Blend II Class 1 Division:
The Principal Variable Annuity	583,051	860,768	592,942	964,573
The Principal Variable Annuity With Purchase Payment Credit Rider	16,093	606,149	43,332	678,307
Principal Investment Plus Variable Annuity	435,455	1,258,555	500,367	668,953
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	65,858	351,918	141,612	259,579

LargeCap Growth Class 1 Division:
Personal Variable	219,035	324,097	605,470	588,043
Premier Variable	953,441	1,017,596	740,102	1,083,348
The Principal Variable Annuity	99,794	330,659	115,119	475,049
The Principal Variable Annuity With Purchase Payment Credit Rider	5,690	52,267	9,783	60,574
Principal Investment Plus Variable Annuity	100,714	155,039	98,337	119,277
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	15,155	21,224	24,371	29,034

LargeCap Growth I Class 1 Division:
Premier Variable	6,097	3,040	42,961	43,289
Principal Freedom Variable Annuity	14,254	30,265	16,562	45,178
Principal Freedom Variable Annuity 2	1,508	2,626	1,268	1,573
The Principal Variable Annuity	154,200	426,148	201,907	597,839
The Principal Variable Annuity With Purchase Payment Credit Rider	8,275	126,484	12,011	145,485
Principal Investment Plus Variable Annuity	63,914	61,830	86,321	80,309
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9,016	16,349	17,066	21,511

LargeCap S&P 500 Index Class 1 Division:
Premier Variable	44,833	29,278	65,275	94,859
Principal Freedom Variable Annuity	16,164	139,161	36,682	157,557
Principal Freedom Variable Annuity 2	19,300	41,113	23,060	27,402
The Principal Variable Annuity	569,328	963,192	685,846	1,100,354
The Principal Variable Annuity With Purchase Payment Credit Rider	12,944	468,004	57,905	602,312
Principal Investment Plus Variable Annuity	536,406	833,283	540,568	434,367
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	44,122	104,419	104,510	75,372

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed

LargeCap Value Class 1 Division:
Bankers Flexible Annuity	–	5,037	–	5,556
Pension Builder Plus	–	6,027	354	23,930
Pension Builder Plus – Rollover IRA	–	1,701	–	1,791
Personal Variable	15,924	90,463	21,159	16,744
Premier Variable	155,212	419,505	201,711	525,634
Principal Freedom Variable Annuity	8,107	50,432	19,840	60,559
Principal Freedom Variable Annuity 2	62	18,906	514	4,623
The Principal Variable Annuity	154,260	401,736	164,406	569,852
The Principal Variable Annuity With Purchase Payment Credit Rider	3,425	122,594	16,131	126,415
Principal Investment Plus Variable Annuity	135,580	151,563	122,067	122,173
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	14,796	31,790	34,982	44,206

MFS VIT Utilities Service Class Division:
Principal Investment Plus Variable Annuity	178,216	97,360	302,670	209,044
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	26,097	7,438	22,082	15,230

MFS VIT Value Service Class Division:
Principal Investment Plus Variable Annuity	46,208	41,446	52,698	55,267
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	28,450	14,634	11,514	3,949

MidCap Blend Class 1 Division:
Personal Variable	13,768	96,956	19,445	12,826
Premier Variable	75,127	152,218	149,709	357,609
Principal Freedom Variable Annuity	12,014	56,451	15,488	68,365
Principal Freedom Variable Annuity 2	8,588	29,932	12,021	23,858
The Principal Variable Annuity	369,140	794,888	483,024	1,050,935
The Principal Variable Annuity With Purchase Payment Credit Rider	13,644	290,962	31,606	403,263
Principal Investment Plus Variable Annuity	304,373	513,573	395,707	415,951
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	40,907	123,163	74,414	141,929

Money Market Class 1 Division:
Pension Builder Plus	–	4,300	–	1,308
Pension Builder Plus – Rollover IRA	–	–	–	–
Personal Variable	327,688	285,290	743,178	696,498
Premier Variable	2,212,880	2,274,723	1,926,605	2,127,443
Principal Freedom Variable Annuity	38,816	56,461	65,763	110,836
Principal Freedom Variable Annuity 2	4,078	38,368	23,445	29,875
The Principal Variable Annuity	1,656,911	2,282,332	3,485,891	3,831,040
The Principal Variable Annuity With Purchase Payment Credit Rider	53,665	346,921	236,549	649,809
Principal Investment Plus Variable Annuity	2,580,361	2,986,429	3,339,445	3,296,123
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	745,893	805,563	776,509	881,852
Principal Lifetime Income Solutions	6,964	6,964	–	–

Neuberger Berman AMT Large Cap Value I Class Division:
Principal Investment Plus Variable Annuity	74,774	60,807	144,000	141,787
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	5,095	21,277	9,981	11,168

Neuberger Berman AMT Small-Cap Growth S Class Division:
Principal Investment Plus Variable Annuity	30,916	46,730	174,009	175,436
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,130	12,821	6,249	14,103

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed
Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	30,973	57,835	130,573	103,016
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	6,328	14,044	11,454	14,529

PIMCO All Asset Administrative Class Division:
Principal Investment Plus Variable Annuity	151,584	58,850	151,046	133,755
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	36,032	8,310	5,012	54,911

PIMCO High Yield Administrative Class Division:
Principal Investment Plus Variable Annuity	523,523	657,496	1,255,256	757,703
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	82,980	161,678	488,699	361,482

PIMCO Total Return Administrative Class Division:
Principal Investment Plus Variable Annuity	1,534,310	450,487	1,429,872	709,439
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	309,352	67,534	297,990	186,280

Principal Capital Appreciation Class 1 Division:
Principal Freedom Variable Annuity 2	967	4,415	1,373	1,464
Principal Investment Plus Variable Annuity	311,360	202,290	365,912	190,702
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	37,861	41,481	53,631	46,744

Principal LifeTime Strategic Income Class 1 Division:
Principal Freedom Variable Annuity 2	–	5,693	8,148	8,801
The Principal Variable Annuity	79,601	73,075	116,264	62,382
The Principal Variable Annuity With Purchase Payment Credit Rider	358	21,400	6,464	15,955
Principal Investment Plus Variable Annuity	152,437	222,653	229,983	259,227
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	29,935	32,959	17,913	32,332

Principal LifeTime 2010 Class 1 Division:
Principal Freedom Variable Annuity 2	1,319	43,022	16,620	115,605
The Principal Variable Annuity	18,748	32,120	58,649	57,094
The Principal Variable Annuity With Purchase Payment Credit Rider	–	8,494	3,955	10,086
Principal Investment Plus Variable Annuity	145,059	306,446	182,467	346,234
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11,786	59,525	23,459	45,458

Principal LifeTime 2020 Class 1 Division:
Principal Freedom Variable Annuity 2	39,667	90,507	17,577	80,827
The Principal Variable Annuity	120,868	100,483	144,704	92,759
The Principal Variable Annuity With Purchase Payment Credit Rider	17,628	32,708	14,319	40,728
Principal Investment Plus Variable Annuity	274,184	963,357	270,684	820,787
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	70,713	268,879	56,488	203,669

Principal LifeTime 2030 Class 1 Division:
Principal Freedom Variable Annuity 2	2,301	25,699	9,126	48,909
The Principal Variable Annuity	22,458	40,853	61,862	26,900
The Principal Variable Annuity With Purchase Payment Credit Rider	867	796	532	3,372
Principal Investment Plus Variable Annuity	160,803	227,674	194,209	273,292
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	21,108	150,419	53,955	142,296

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime 2040 Class 1 Division:
Principal Freedom Variable Annuity 2	2,326	–	55	8,764
The Principal Variable Annuity	9,559	1,801	8,702	475
The Principal Variable Annuity With Purchase Payment Credit Rider	–	4,292	39	878
Principal Investment Plus Variable Annuity	118,304	131,989	82,267	65,397
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	9,800	23,107	21,795	33,184

Principal LifeTime 2050 Class 1 Division:
Principal Freedom Variable Annuity 2	3,349	–	–	–
The Principal Variable Annuity	11,294	12,036	9,491	10,138
The Principal Variable Annuity With Purchase Payment Credit Rider	1,075	3,802	2,694	2,310
Principal Investment Plus Variable Annuity	78,071	40,434	49,350	53,368
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	2,610	24,069	14,734	9,353

Real Estate Securities Class 1 Division:
Premier Variable	22,387	18,037	40,476	24,889
Principal Freedom Variable Annuity 2	5,167	7,093	6,393	9,984
The Principal Variable Annuity	283,725	363,625	274,251	377,255
The Principal Variable Annuity With Purchase Payment Credit Rider	13,779	207,467	24,521	216,196
Principal Investment Plus Variable Annuity	192,524	154,648	175,157	126,178
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	33,156	26,799	38,428	33,366

SAM Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	1,419	38,109	18,585	26,967
The Principal Variable Annuity	1,061,675	1,045,873	1,206,107	1,101,665
The Principal Variable Annuity With Purchase Payment Credit Rider	87,520	488,768	193,227	398,922
Principal Investment Plus Variable Annuity	1,631,898	4,326,672	3,844,616	5,416,801
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	434,467	653,788	422,886	787,034

SAM Conservative Balanced Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	33,770	31,760	22,382	12,858
The Principal Variable Annuity	449,854	597,111	688,600	853,596
The Principal Variable Annuity With Purchase Payment Credit Rider	66,956	204,973	137,933	143,419
Principal Investment Plus Variable Annuity	1,063,966	1,177,700	1,403,878	1,845,361
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	184,679	269,809	234,745	216,967

SAM Conservative Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	5,962	27,935	24,326	16,971
The Principal Variable Annuity	367,720	339,756	432,693	480,896
The Principal Variable Annuity With Purchase Payment Credit Rider	19,062	207,917	105,066	205,020
Principal Investment Plus Variable Annuity	858,760	525,469	1,058,439	604,713
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	195,372	100,827	221,544	133,037

SAM Flexible Income Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	63,375	1,786	55,758	4,755
The Principal Variable Annuity	996,289	719,864	1,257,327	1,236,518
The Principal Variable Annuity With Purchase Payment Credit Rider	144,924	359,734	349,403	341,007
Principal Investment Plus Variable Annuity	1,494,039	1,023,801	1,819,202	1,837,840
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	409,362	207,967	260,756	307,866

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed

SAM Strategic Growth Portfolio Class 1 Division:
Principal Freedom Variable Annuity 2	2,550	–	2,796	9,977
The Principal Variable Annuity	173,655	485,883	608,798	460,896
The Principal Variable Annuity With Purchase Payment Credit Rider	12,927	100,590	75,481	81,228
Principal Investment Plus Variable Annuity	390,615	489,153	640,522	411,649
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	127,302	86,862	134,129	83,304

Short-Term Income Class 1 Division:
Principal Freedom Variable Annuity	28,036	39,493	55,988	82,306
Principal Freedom Variable Annuity 2	28,466	27,358	23,450	12,052
The Principal Variable Annuity	802,364	886,569	1,293,179	1,315,408
The Principal Variable Annuity With Purchase Payment Credit Rider	80,890	369,969	113,647	464,357
Principal Investment Plus Variable Annuity	2,211,957	1,663,696	3,617,414	3,411,391
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	586,831	459,517	308,406	560,157

SmallCap Blend Class 1 Division:
Premier Variable	8,200	8,567	7,145	60,613
Principal Freedom Variable Annuity	1,994	23,980	8,479	27,548
Principal Freedom Variable Annuity 2	4,224	6,371	4,883	5,861
The Principal Variable Annuity	200,045	361,346	294,452	584,940
The Principal Variable Annuity With Purchase Payment Credit Rider	8,598	177,975	14,931	250,688

SmallCap Growth II Class 1 Division:
Premier Variable	30,590	28,392	63,120	123,510
Principal Freedom Variable Annuity	1,349	17,869	15,377	20,267
Principal Freedom Variable Annuity 2	22	8,753	-	459
The Principal Variable Annuity	184,232	317,317	230,700	469,281
The Principal Variable Annuity With Purchase Payment Credit Rider	11,586	130,182	15,865	152,699
Principal Investment Plus Variable Annuity	105,161	136,268	273,383	331,000
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	17,423	34,598	28,514	35,038

SmallCap Value I Class 1 Division:
Premier Variable	22,229	6,625	19,977	79,810
Principal Freedom Variable Annuity 2	138	9,980	1,679	6,763
The Principal Variable Annuity	135,216	278,948	168,275	353,493
The Principal Variable Annuity With Purchase Payment Credit Rider	8,178	133,011	15,595	178,968
Principal Investment Plus Variable Annuity	119,192	399,150	268,081	217,537
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	11,269	107,031	77,300	73,860

T. Rowe Price Blue Chip Growth Portfolio II Division:
Principal Investment Plus Variable Annuity	179,848	178,994	211,486	178,443
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	23,183	18,838	17,624	23,380

T. Rowe Price Health Sciences Portfolio II Division:
Principal Investment Plus Variable Annuity	242,375	175,685	253,712	229,048
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	36,795	27,275	35,634	18,134

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	2,189	9,761	1,655	11,812

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	2012		2011
Division	Purchased	Redeemed	Purchased	Redeemed

Van Eck Global Hard Assets Service Class Division:
The Principal Variable Annuity	83,837	65,492	181,609	94,281
The Principal Variable Annuity With Purchase Payment Credit Rider	9,197	17,270	18,577	10,094
Principal Investment Plus Variable Annuity	133,170	140,782	314,237	185,642
Principal Investment Plus Variable Annuity with Premium Payment Credit Rider	19,827	16,868	55,878	43,813

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

6.   Financial Highlights

Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

Separate Account B has presented the following disclosures for 2012, 2011, 2010, 2009, and 2008 in accordance with AICPA Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

AllianceBernstein VP Series Small Cap Growth Class A Division:
2012	227	$18.52 to $17.61	$4,148	–%	1.25% to 1.85%	13.62% to 12.88%
2011	261	16.30 to 15.60	4,184	–	1.25 to 1.85	3.16 to 2.56
2010	234	15.80 to 15.21	3,666	–	1.25 to 1.85	35.16 to 34.36
2009	164	11.69 to 11.32	1,902	–	1.25 to 1.85	40.00 to 39.24
2008	147	8.35 to 8.13	1,217	–	1.25 to 1.85	(46.23) to (46.58)

American Century VP Income & Growth Class I Division:
2012	1,079	12.26 to 10.97	12,745	2.07	0.85 to 1.85	13.73 to 12.63
2011	1,298	10.78 to 9.74	13,458	1.53	0.85 to 1.85	2.28 to 1.25
2010	1,644	10.54 to 9.62	16,653	1.52	0.85 to 1.85	13.09 to 12.12
2009	1,954	9.32 to 8.58	17,506	4.89	0.85 to 1.85	17.09 to 15.95
2008	2,330	7.96 to 7.40	17,876	2.11	0.85 to 1.85	(35.13) to (35.82)

American Century VP Inflation Protection Class II Division:
2012	6,324	14.25 to 13.55	89,160	2.43	1.25 to 1.85	6.03 to 5.37
2011	6,219	13.44 to 12.86	82,771	4.11	1.25 to 1.85	10.44 to 9.73
2010	7,137	12.17 to 11.72	86,144	1.68	1.25 to 1.85	3.75 to 3.17
2009	6,976	11.73 to 11.36	81,192	1.75	1.25 to 1.85	8.91 to 8.29
2008	6,325	10.77 to 10.49	67,684	4.86	1.25 to 1.85	(2.89) to (3.50)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

American Century VP Mid Cap Value Class II Division:
2012	200	$13.01 to $12.81	$2,592	1.87%	1.25% to 1.85%	14.73% to 14.07%
2011	157	11.34 to 11.23	1,776	1.30	1.25 to 1.85	(2.07) to (2.69)
2010 (9)	57	11.58 to 11.54	663	3.40	1.25 to 1.85	17.33 to 16.92

American Century VP Ultra Class I Division:
2012	350	10.68 to 9.96	3,716	–	1.25 to 1.85	12.54 to 11.78
2011	426	9.49 to 8.91	3,993	–	1.25 to 1.85	(0.21) to (0.78)
2010	526	9.51 to 8.98	4,935	0.55	1.25 to 1.85	14.58 to 13.96
2009	629	8.30 to 7.88	5,126	0.29	1.25 to 1.85	32.80 to 31.99
2008	715	6.25 to 5.97	4,393	–	1.25 to 1.85	(42.18) to (42.54)

American Century VP Ultra Class II Division:
2012	4,445	12.61 to 11.99	55,372	–	1.25 to 1.85	12.39 to 11.74
2011	5,075	11.22 to 10.73	56,336	–	1.25 to 1.85	(0.36) to (1.01)
2010	5,256	11.26 to 10.84	58,641	0.36	1.25 to 1.85	14.31 to 13.75
2009	5,741	9.85 to 9.53	56,071	0.18	1.25 to 1.85	32.93 to 31.99
2008	6,614	7.41 to 7.22	48,692	–	1.25 to 1.85	(42.38) to (42.74)

American Century VP Value Class II Division:
2012	1,294	14.69 to 13.78	18,873	1.75	1.25 to 1.85	13.09 to 12.40
2011	1,634	12.99 to 12.26	20,924	1.86	1.25 to 1.85	(0.38) to (0.97)
2010	1,961	13.04 to 12.38	25,180	2.05	1.25 to 1.85	11.64 to 11.03
2009	2,252	11.68 to 11.15	25,912	5.58	1.25 to 1.85	18.22 to 17.49
2008	2,665	9.88 to 9.49	25,960	2.38	1.25 to 1.85	(27.67) to (28.16)

American Century VP Vista Class I Division:
2012	163	14.47 to 13.76	2,328	–	1.25 to 1.85	14.21 to 13.53
2011	186	12.67 to 12.12	2,318	–	1.25 to 1.85	(9.05) to (9.62)
2010	219	13.93 to 13.41	3,007	–	1.25 to 1.85	22.41 to 21.69
2009	197	11.38 to 11.02	2,219	–	1.25 to 1.85	20.94 to 20.17
2008	203	9.41 to 9.17	1,892	–	1.25 to 1.85	(49.27) to (49.56)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

Asset Allocation Class 1 Division:
2012	1,633	$1.65 to $26.30	$42,832	2.53%	0.42% to 1.85%	13.06% to 11.44%
2011	1,823	1.46 to 23.60	42,987	2.02	0.43 to 1.85	1.71 to 0.30
2010	2,101	1.43 to 23.53	49,340	2.45	0.46 to 1.85	8.64 to 7.10
2009	2,430	1.32 to 21.97	52,865	2.97	0.44 to 1.85	18.28 to 16.61
2008	2,701	1.11 to 18.84	50,513	3.02	0.51 to 1.85	(25.15) to (26.20)

Balanced Class 1 Division:
2012	2,633	2.46 to 20.92	35,867	2.04	0.42 to 1.85	12.33 to 10.92
2011	2,890	2.27 to 18.86	36,779	2.30	0.43 to 1.85	3.62 to 2.17
2010	3,334	2.19 to 18.46	42,696	2.76	0.42 to 1.85	13.15 to 11.54
2009	3,884	1.94 to 16.55	44,052	4.94	0.41 to 1.85	20.65 to 18.98
2008	4,571	1.61 to 13.91	44,975	3.67	0.41 to 1.85	(31.21) to (32.21)

Bond & Mortgage Securities Class 1 Division:
2012	11,477	2.63 to 21.76	236,260	3.77	0.41 to 1.85	6.86 to 5.58
2011	12,019	2.56 to 20.61	235,718	0.10	0.40 to 1.85	6.63 to 5.10
2010	13,628	2.40 to 19.61	253,669	5.27	0.43 to 1.85	11.19 to 9.61
2009	15,157	2.16 to 17.89	251,405	11.41	0.40 to 1.85	20.41 to 18.71
2008	16,901	1.79 to 15.07	238,616	6.18	0.44 to 1.85	(17.41) to (18.58)

Diversified Balanced Class 2 Division:
2012	48,279	12.07 to 11.85	581,720	0.96	1.25 to 1.85	8.35 to 7.73
2011	29,822	11.14 to 11.00	331,823	0.96	1.25 to 1.85	(0.71) to 1.66
2010 (8)	15,601	10.88 to 10.82	169,723	–	1.25 to 1.85	7.94 to 7.34

Diversified Growth Class 2 Division:
2012	99,357	12.28 to 12.06	1,218,656	0.85	1.25 to 1.85	10.23 to 9.54
2011	67,150	11.14 to 11.01	747,474	0.75	1.25 to 1.85	(2.45) to 0.36
2010 (8)	29,374	11.03 to 10.97	323,912	–	1.25 to 1.85	9.10 to 8.51

Diversified Income Class 2 Division: Division:
2012 (11)	5,225	10.49 to 10.45	54,791	–	1.25 to 1.85	4.38 to 3.98

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

Diversified International Class 1 Division:
2012	8,812	$2.70 to $22.54	$182,349	2.10%	0.38% to 1.85%	17.68% to 16.25%
2011	10,327	2.39 to 19.39	182,722	0.44	0.44 to 1.85	(10.58) to (12.54)
2010	11,979	2.67 to 22.17	237,656	2.09	0.41 to 1.85	13.25 to 11.63
2009 (4)	10,543	2.36 to 19.86	176,753	5.22	0.40 to 1.85	27.22 to 26.50
2008	11,444	1.85 to 15.70	151,539	1.79	0.41 to 1.85	(46.44) to (47.19)

Dreyfus IP Technology Growth Service Shares Division:
2012	203	16.41 to 15.60	3,300	–	1.25 to 1.85	13.96 to 13.21
2011	191	14.40 to 13.78	2,726	–	1.25 to 1.85	(9.21) to (9.70)
2010	243	15.86 to 15.26	3,834	–	1.25 to 1.85	28.01 to 27.27
2009	197	12.39 to 11.99	2,425	0.12	1.25 to 1.85	55.26 to 54.11
2008	90	7.98 to 7.78	710	–	1.25 to 1.85	(42.01) to (42.33)

Equity Income Class 1 Division:
2012	26,639	1.38 to 10.32	282,998	3.01	0.38 to 1.85	12.54 to 10.97
2011	30,579	1.23 to 9.30	291,224	0.55	0.54 to 1.85	5.00 to 3.45
2010	19,001	1.17 to 8.99	173,784	3.26	0.29 to 1.85	15.69 to 14.09
2009	20,376	1.01 to 7.88	162,644	5.86	0.55 to 1.85	19.23 to 17.79
2008	21,213	0.85 to 6.69	142,949	2.55	0.48 to 1.85	(34.22) to (35.17)

Fidelity VIP Contrafund Service Class Division:
2012	2,843	16.65 to 15.48	47,183	1.16	1.25 to 1.85	14.91 to 14.16
2011	3,527	14.49 to 13.56	50,818	0.85	1.25 to 1.85	(3.85) to (4.37)
2010	4,237	15.07 to 14.18	63,341	1.05	1.25 to 1.85	15.66 to 14.91
2009	5,121	13.03 to 12.34	66,028	1.28	1.25 to 1.85	33.92 to 33.26
2008	5,998	9.73 to 9.26	57,669	0.83	1.25 to 1.85	(43.30) to (43.71)

Fidelity VIP Contrafund Service Class 2 Division:
2012	3,087	16.08 to 15.29	49,175	1.10	1.25 to 1.85	14.69 to 14.02
2011	3,365	14.02 to 13.41	46,781	0.80	1.25 to 1.85	(3.97) to (4.56)
2010	3,317	14.60 to 14.05	48,069	1.05	1.25 to 1.85	15.51 to 14.79
2009	3,293	12.64 to 12.24	41,367	1.25	1.25 to 1.85	33.76 to 32.90
2008	3,058	9.45 to 9.21	28,737	0.84	1.25 to 1.85	(43.41) to (43.70)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

Fidelity VIP Equity-Income Service Class 2 Division:
2012	2,825	$13.18 to $12.37	$36,953	2.78%	1.25% to 1.85%	15.61% to 14.96%
2011	3,357	11.40 to 10.76	37,791	2.15	1.25 to 1.85	(0.61) to (1.19)
2010	3,931	11.47 to 10.89	44,413	1.59	1.25 to 1.85	13.45 to 12.85
2009	4,491	10.11 to 9.65	44,737	2.08	1.25 to 1.85	28.30 to 27.48
2008	4,936	7.88 to 7.57	38,384	2.15	1.25 to 1.85	(43.51) to (43.88)

Fidelity VIP Growth Service Class Division:
2012	1,469	9.92 to 9.23	14,548	0.47	1.25 to 1.85	13.11 to 12.42
2011	1,711	8.77 to 8.21	14,924	0.24	1.25 to 1.85	(1.13) to (1.68)
2010	2,117	8.87 to 8.35	18,620	0.17	1.25 to 1.85	22.51 to 21.90
2009	2,477	7.24 to 6.85	17,734	0.33	1.25 to 1.85	26.57 to 25.69
2008	2,945	5.72 to 5.45	16,640	0.68	1.25 to 1.85	(47.91) to (48.19)

Fidelity VIP Growth Service Class 2 Division:
2012	501	13.52 to 12.86	6,666	0.34	1.25 to 1.85	12.95 to 12.31
2011	560	11.97 to 11.45	6,609	0.12	1.25 to 1.85	(1.24) to (1.89)
2010	666	12.12 to 11.67	7,988	0.03	1.25 to 1.85	22.30 to 21.56
2009	657	9.91 to 9.60	6,438	0.21	1.25 to 1.85	26.40 to 25.65
2008	675	7.84 to 7.64	5,242	0.61	1.25 to 1.85	(47.98) to (48.27)

Fidelity VIP Mid Cap Service Class 2 Division:
2012	592	18.50 to 17.59	10,855	0.38	1.25 to 1.85	13.15 to 12.47
2011	644	16.35 to 15.64	10,432	0.02	1.25 to 1.85	(11.95) to (12.48)
2010	693	18.57 to 17.87	12,784	0.14	1.25 to 1.85	26.93 to 26.20
2009	522	14.63 to 14.16	7,571	0.48	1.25 to 1.85	38.02 to 37.21
2008	490	10.60 to 10.32	5,161	0.24	1.25 to 1.85	(40.35) to (40.72)

Fidelity VIP Overseas Service Class 2 Division:
2012	3,226	13.84 to 13.16	44,060	1.80	1.25 to 1.85	19.00 to 18.35
2011	3,580	11.63 to 11.12	41,148	1.29	1.25 to 1.85	(18.27) to (18.83)
2010	3,425	14.23 to 13.70	48,259	1.28	1.25 to 1.85	11.52 to 10.84
2009	3,652	12.76 to 12.36	46,197	1.96	1.25 to 1.85	24.61 to 23.97
2008	3,679	10.24 to 9.97	37,380	2.74	1.25 to 1.85	(44.65) to (45.01)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

Franklin Small Cap Value Securities Class 2 Division:
2012	142	$14.07 to $13.82	$1,990	0.68%	1.25% to 1.85%	16.86% to 16.23%
2011	144	12.04 to 11.89	1,726	0.62	1.25 to 1.85	(4.90) to (5.56)
2010 (8)	35	12.66 to 12.59	447	0.42	1.25 to 1.85	23.75 to 23.07

Goldman Sachs VIT Mid Cap Value Institutional Class I Division:
2012	964	16.54 to 15.73	15,718	1.12	1.25 to 1.85	17.06 to 16.35
2011	1,108	14.13 to 13.52	15,462	0.75	1.25 to 1.85	(7.59) to (8.09)
2010	1,150	15.29 to 14.71	17,385	0.67	1.25 to 1.85	23.51 to 22.69
2009	1,297	12.38 to 11.99	15,906	1.88	1.25 to 1.85	31.42 to 30.75
2008	1,385	9.42 to 9.17	12,939	1.07	1.25 to 1.85	(37.82) to (38.25)

Goldman Sachs VIT Structured Small Cap Equity Institutional Class I Division:
2012	457	13.00 to 12.37	5,868	1.15	1.25 to 1.85	11.40 to 10.74
2011	535	11.67 to 11.17	6,184	0.80	1.25 to 1.85	(0.60) to (1.15)
2010	516	11.74 to 11.30	6,007	0.57	1.25 to 1.85	28.59 to 27.83
2009	487	9.13 to 8.84	4,414	1.30	1.25 to 1.85	26.10 to 25.21
2008	460	7.24 to 7.06	3,310	0.71	1.25 to 1.85	(34.89) to (35.23)

Government & High Quality Bond Class 1 Division:
2012	17,413	2.58 to 11.65	196,166	3.99	0.40 to 1.85	3.25 to 1.92
2011	18,006	2.61 to 11.43	197,866	0.18	0.39 to 1.85	5.78 to 4.29
2010	20,724	2.47 to 10.96	216,707	5.00	0.44 to 1.85	5.71 to 3.98
2009	1,180	10.66 to 10.54	12,511	8.98	0.85 to 1.85	5.54 to 103.87
2008 (6)	26	10.10 to 5.17	259	–	0.85 to 1.85	1.20 to (48.20)

International Emerging Markets Class 1 Division:
2012	2,577	3.99 to 33.09	86,313	1.30	0.37 to 1.85	20.29 to 18.60
2011	2,866	3.32 to 27.90	80,663	0.26	0.44 to 1.85	(17.77) to (19.01)
2010	3,189	4.03 to 34.45	108,919	1.25	0.41 to 1.85	18.76 to 17.10
2009 (4)	3,554	3.40 to 29.42	103,506	2.08	0.42 to 1.85	68.27 to 66.50
2008	3,574	2.02 to 17.67	62,435	1.14	0.43 to 1.85	(55.05) to (55.69)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

Invesco Core Equity Series I Division:
2012	1,934	$11.52 to $10.72	$22,263	0.95%	1.25% to 1.85%	12.39% to 11.78%
2011	2,296	10.25 to 9.59	23,462	0.93	1.25 to 1.85	(1.25) to (1.84)
2010	2,686	10.38 to 9.77	27,717	0.95	1.25 to 1.85	8.12 to 7.48
2009	3,316	9.60 to 9.09	31,520	1.80	1.25 to 1.85	26.82 to 26.07
2008	4,018	7.57 to 7.21	30,085	1.97	1.25 to 1.85	(31.06) to (31.46)

Invesco Global Health Care Series I Division:
2012	551	13.73 to 12.81	7,547	–	1.25 to 1.85	19.39 to 18.72
2011	592	11.50 to 10.79	6,751	–	1.25 to 1.85	2.68 to 1.98
2010	663	11.20 to 10.58	7,323	–	1.25 to 1.85	3.99 to 3.42
2009	818	10.77 to 10.23	8,655	0.34	1.25 to 1.85	25.96 to 25.37
2008	1,002	8.55 to 8.16	8,405	–	1.25 to 1.85	(29.46) to (29.96)

Invesco International Growth Series I Division:
2012	735	9.54 to 9.28	6,999	1.65	1.25 to 1.85	14.25 to 13.59
2011	700	8.35 to 8.17	5,831	1.58	1.25 to 1.85	(7.73) to (8.20)
2010	503	9.05 to 8.90	4,542	2.48	1.25 to 1.85	11.45 to 10.70
2009	400	8.12 to 8.04	3,243	2.96	1.25 to 1.85	33.55 to 32.89
2008 (5)	18	6.08 to 6.05	112	1.65	1.25 to 1.85	(39.14) to (39.44)

Invesco Small Cap Equity Series I Division:
2012	510	$16.79 to $15.97	8,502	–	1.25 to 1.85	12.46% to 11.83%
2011	592	14.93 to 14.28	8,774	–	1.25 to 1.85	(1.97) to (2.59)
2010	498	15.23 to 14.66	7,524	–	1.25 to 1.85	27.02 to 26.27
2009	476	11.99 to 11.61	5,662	0.20	1.25 to 1.85	19.78 to 19.08
2008	410	10.01 to 9.75	4,072	–	1.25 to 1.85	(32.18) to (32.62)

Invesco Technology Series I Division:
2012	498	6.78 to 6.32	3,350	–	1.25 to 1.85	9.89 to 9.15
2011	591	6.17 to 5.79	3,591	0.17	1.25 to 1.85	(6.23) to (6.76)
2010	772	6.58 to 6.21	4,981	–	1.25 to 1.85	19.85 to 19.19
2009	1,000	5.49 to 5.21	5,388	–	1.25 to 1.85	55.52 to 54.60
2008	807	3.53 to 3.37	2,798	–	1.25 to 1.85	(45.19) to (45.56)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

Invesco Van Kampen American Franchise Series I Division:
2012 (10)	458	$9.68 to $9.64	$4,432	–%	1.25% to 1.85%	(3.30)% to (3.70)%

Invesco Van Kampen MidCap Growth Series I Division:
2012 (10)	162	9.79 to 9.75	1,589	–	1.25 to 1.85	(2.59) to (2.99)

Invesco Van Kampen Value Opportunities Series I Division:
2012 (12)	428	10.80 to 10.28	4,582	1.43	1.25 to 1.85	16.13 to 15.64

Janus Aspen Enterprise Service Shares Division:
2012	889	10.24 to 9.52	9,083	–	1.25 to 1.85	15.45 to 14.84
2011	1,085	8.87 to 8.29	9,564	–	1.25 to 1.85	(2.85) to (3.49)
2010	1,395	9.13 to 8.59	12,638	–	1.25 to 1.85	24.05 to 23.24
2009	1,712	7.36 to 6.97	12,455	–	1.25 to 1.85	42.64 to 41.67
2008	1,967	5.16 to 4.92	9,984	0.06	1.25 to 1.85	(44.58) to (44.84)

LargeCap Blend II Class 1 Division:
2012	9,846	13.63 to 12.79	132,633	1.29	1.25 to 1.85	13.77 to 13.09
2011	11,823	11.98 to 11.31	139,819	0.03	1.25 to 1.85	(1.40) to (1.99)
2010	13,116	12.15 to 11.54	157,179	2.47	1.25 to 1.85	11.88 to 11.18
2009	14,829	10.86 to 10.38	159,053	1.87	1.25 to 1.85	28.07 to 27.36
2008	16,533	8.48 to 8.15	138,623	1.40	1.25 to 1.85	(37.23) to (37.60)

LargeCap Growth Class 1 Division:
2012	3,916	2.16 to 18.76	48,013	0.29	0.41 to 1.85	16.10 to 14.67
2011	4,423	1.93 to 16.36	47,766	–	0.44 to 1.85	(4.63) to (5.98)
2010	5,184	2.02 to 17.40	59,163	0.06	0.42 to 1.85	17.88 to 16.23
2009	6,145	1.72 to 14.97	58,964	0.76	0.40 to 1.85	26.48 to 24.65
2008	6,697	1.36 to 12.01	49,772	0.52	0.41 to 1.85	(43.40) to (44.19)

LargeCap Growth I Class 1 Division:
2012	2,847	1.41 to 35.39	97,185	0.07	0.44 to 1.85	15.89 to 14.23
2011	3,256	1.22 to 30.98	97,585	–	0.44 to 1.85	(0.74) to (2.15)
2010	3,814	1.23 to 31.66	116,970	0.13	0.53 to 1.85	19.10 to 17.43
2009	4,745	1.03 to 26.96	118,873	0.05	0.49 to 1.85	52.05 to 49.86
2008	4,983	0.68 to 17.99	89,910	0.17	0.49 to 1.85	(40.85) to (41.69)

	December 31			For the Year Ended December 31,
				Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division
LargeCap S&P 500 Index Class 1 Division:
2012	7,893	$1.34 to $10.27	$85,828	1.07%	0.41% to 1.85%	15.02% to 13.36%
2011	9,228	1.17 to 9.06	88,077	0.05	0.50 to 1.85	1.31 to (0.11)
2010	10,207	1.15 to 9.07	96,644	1.44	0.21 to 1.85	14.19 to 12.67
2009	11,964	1.01 to 8.05	96,031	4.51	0.37 to 1.85	25.78 to 23.85
2008	12,828	0.80 to 6.50	82,148	2.42	0.43 to 1.85	(37.36) to (38.21)

LargeCap Value Class 1 Division:
2012	4,706	3.51 to 26.13	84,330	1.26	0.42 to 1.85	17.82 to 16.39
2011	5,519	36.07 to 22.45	83,241	–	0.31 to 1.85	0.69 to (0.66)
2010	6,439	35.82 to 22.60	97,515	1.77	0.29 to 1.85	13.54 to 11.99
2009	7,449	31.55 to 20.18	99,153	5.02	0.35 to 1.85	15.90 to 14.14
2008	8,481	2.34 to 17.68	97,288	2.36	0.41 to 1.85	(35.44) to (36.36)

MFS VIT Utilities Service Class Division:
2012	311	17.17 to 16.80	5,324	6.80	1.25 to 1.85	11.78 to 11.11
2011	212	15.36 to 15.12	3,243	3.24	1.25 to 1.85	5.21 to 4.56
2010	111	14.60 to 14.46	1,619	2.09	1.25 to 1.85	12.05 to 11.40
2009 (7)	46	13.03 to 12.98	594	–	1.25 to 1.85	27.62 to 27.13

MFS VIT Value Service Class Division:
2012	133	15.01 to 14.69	1,987	1.32	1.25 to 1.85	14.41 to 13.79
2011	114	13.12 to 12.91	1,498	1.29	1.25 to 1.85	(1.65) to (2.27)
2010	109	13.34 to 13.21	1,459	1.08	1.25 to 1.85	9.79 to 9.17
2009 (7)	38	12.15 to 12.10	467	–	1.25 to 1.85	18.31 to 17.82

MidCap Blend Class 1 Division:
2012	7,660	6.06 to 51.47	362,857	0.87	0.42 to 1.85	18.68 to 17.24
2011	8,881	5.30 to 43.90	355,563	–	0.44 to 1.85	7.84 to 6.32
2010	10,174	4.92 to 41.29	378,975	2.61	0.44 to 1.85	23.58 to 21.84
2009	8,467	3.98 to 33.89	245,427	0.86	0.40 to 1.85	33.20 to 31.31
2008	9,635	2.99 to 25.81	211,731	0.63	0.44 to 1.85	(34.20) to (35.15)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

Money Market Class 1 Division:
2012	8,221	$2.19 to $12.82	$81,007	–%	0.00% to 1.85%	(1.49)% to (1.84)%
2011	9,682	2.47 to 13.06	101,686	–	0.00 to 1.85	(0.99) to (1.88)
2010	10,709	1.70 to 13.31	115,064	–	0.40 to 1.85	(0.42) to (1.84)
2009	14,990	1.71 to 13.56	164,649	0.32	0.43 to 1.85	(0.20) to (1.60)
2008	20,768	1.71 to 13.78	244,388	2.44	0.40 to 1.85	2.15 to 0.73

Neuberger Berman AMT Large Cap Value I Class Division:
2012 (13)	394	13.65 to 12.98	5,317	0.41	1.25 to 1.85	15.19 to 14.46
2011	396	11.85 to 11.34	4,642	–	1.25 to 1.85	(12.48) to (12.97)
2010	395	13.54 to 13.03	5,296	0.62	1.25 to 1.85	14.26 to 13.50
2009	456	11.85 to 11.48	5,364	2.65	1.25 to 1.85	54.10 to 53.27
2008	479	7.69 to 7.49	3,660	0.54	1.25 to 1.85	(53.00) to (53.28)

Neuberger Berman AMT Small Cap Growth S Class Division:
2012	299	10.33 to 9.82	3,038	–	1.25 to 1.85	7.49 to 6.74
2011	321	9.61 to 9.20	3,046	–	1.25 to 1.85	(2.34) to (2.85)
2010	330	9.84 to 9.47	3,211	–	1.25 to 1.85	18.13 to 17.49
2009	338	8.33 to 8.06	2,780	–	1.25 to 1.85	21.25 to 20.48
2008	288	6.87 to 6.69	1,961	–	1.25 to 1.85	(40.21) to (40.59)

Neuberger Berman AMT Socially Responsive I Class Division:
2012	460	14.30 to 13.60	6,518	0.23	1.25 to 1.85	9.66 to 8.97
2011	495	13.04 to 12.48	6,401	0.35	1.25 to 1.85	(4.33) to (4.88)
2010	470	13.63 to 13.12	6,359	0.04	1.25 to 1.85	21.37 to 20.59
2009	477	11.23 to 10.88	5,324	2.33	1.25 to 1.85	29.83 to 29.06
2008	413	8.65 to 8.43	3,555	2.30	1.25 to 1.85	(40.22) to (40.55)

PIMCO All Asset Administrative Class Division:
2012	322	14.67 to 14.35	4,703	5.79	1.25 to 1.85	13.54 to 12.81
2011	201	12.92 to 12.72	2,597	6.77	1.25 to 1.85	0.70 to 0.08
2010	234	12.83 to 12.71	2,994	9.57	1.25 to 1.85	11.66 to 11.00
2009 (7)	45	11.49 to 11.45	519	15.41	1.25 to 1.85	14.21 to 13.82

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

PIMCO High Yield Administrative Class Division:
2012	1,126	$13.03 to $12.80	$14,597	5.82%	1.25% to 1.85%	12.91% to 12.18%
2011	1,338	11.54 to 11.41	15,396	6.67	1.25 to 1.85	2.03 to 1.51
2010 (8)	714	11.31 to 11.24	8,052	6.63	1.25 to 1.85	12.65 to 11.95

PIMCO Total Return Administrative Class Division:
2012	3,618	12.61 to 12.34	45,490	2.48	1.25 to 1.85	8.24 to 7.59
2011	2,292	11.65 to 11.47	26,662	2.60	1.25 to 1.85	2.28 to 1.68
2010	1,460	11.39 to 11.28	16,609	2.31	1.25 to 1.85	6.75 to 6.11
2009 (7)	401	10.67 to 10.63	4,273	3.19	1.25 to 1.85	6.70 to 6.30

Principal Capital Appreciation Class 1 Division:
2012	1,038	11.26 to 10.70	11,418	1.13	0.95 to 1.85	12.71 to 11.69
2011	936	9.99 to 9.58	9,164	–	0.95 to 1.85	(0.79) to (1.64)
2010	754	10.07 to 9.74	7,466	1.80	0.95 to 1.85	14.30 to 13.26
2009	537	8.81 to 8.60	4,670	1.68	0.95 to 1.85	28.61 to 27.41
2008	306	6.85 to 6.75	2,080	1.08	0.95 to 1.85	(34.01) to (34.59)

Principal LifeTime Strategic Class 1 Income Division:
2012	1,977	11.81 to 12.46	25,654	1.77	0.95 to 1.85	8.65 to 7.60
2011	2,070	10.87 to 11.58	24,819	3.13	0.95 to 1.85	2.45 to 1.58
2010	2,070	10.61 to 11.40	24,280	4.80	0.95 to 1.85	10.29 to 9.20
2009	2,006	9.62 to 10.44	21,415	5.09	0.95 to 1.85	17.75 to 16.78
2008	1,811	8.17 to 8.94	16,446	3.91	0.95 to 1.85	(24.63) to (25.25)

Principal LifeTime 2010 Class 1 Division:
2012	2,851	11.88 to 12.88	38,033	1.90	0.95 to 1.85	10.82 to 9.71
2011	3,124	10.72 to 11.74	37,726	2.71	0.95 to 1.85	0.47 to (0.42)
2010	3,413	10.67 to 11.79	41,055	4.30	0.95 to 1.85	12.79 to 11.86
2009	3,536	9.46 to 10.54	37,830	4.27	0.95 to 1.85	23.98 to 22.84
2008	3,489	7.63 to 8.58	30,145	4.31	0.95 to 1.85	(31.57) to (32.17)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

Principal LifeTime 2020 Class 1 Division:
2012	12,377	$11.99 to $13.40	$171,673	1.71%	0.95% to 1.85%	13.65% to 12.61%
2011	13,310	10.55 to 11.90	163,065	2.49	0.95 to 1.85	(1.95) to (2.86)
2010	14,045	10.76 to 12.25	176,256	3.85	0.95 to 1.85	13.86 to 12.90
2009	14,515	9.45 to 10.85	160,531	3.46	0.95 to 1.85	26.34 to 25.14
2008	13,611	7.48 to 8.67	119,536	4.33	0.95 to 1.85	(34.79) to (35.35)

Principal LifeTime 2030 Class 1 Division:
2012	4,718	11.71 to 13.09	63,923	1.60	0.95 to 1.85	14.47 to 13.43
2011	4,956	10.23 to 11.54	58,812	1.96	0.95 to 1.85	(3.12) to (3.99)
2010	5,131	10.56 to 12.02	63,026	2.32	0.95 to 1.85	14.29 to 13.29
2009	4,758	9.24 to 10.61	51,252	1.78	0.95 to 1.85	26.92 to 25.86
2008	2,269	7.28 to 8.43	18,995	4.09	0.95 to 1.85	(36.97) to (37.60)

Principal LifeTime 2040 Class 1 Division:
2012	852	11.62 to 13.21	11,702	1.57	0.95 to 1.85	15.62 to 14.57
2011	874	10.05 to 11.53	10,412	1.61	0.95 to 1.85	(4.10) to (5.02)
2010	869	10.48 to 12.14	10,823	2.23	0.95 to 1.85	14.79 to 13.78
2009	751	9.13 to 10.67	8,167	2.73	0.95 to 1.85	28.23 to 27.18
2008	839	7.12 to 8.39	7,122	3.94	0.95 to 1.85	(38.73) to (39.33)

Principal LifeTime 2050 Class 1 Division:
2012	486	11.50 to 13.14	6,618	1.45	0.95 to 1.85	16.04 to 14.96
2011	470	9.91 to 11.43	5,533	1.50	0.95 to 1.85	(4.89) to (5.69)
2010	469	10.42 to 12.12	5,830	2.13	0.95 to 1.85	15.14 to 14.02
2009	464	9.05 to 10.63	5,018	2.41	0.95 to 1.85	28.73 to 27.76
2008	458	7.03 to 8.32	3,856	4.05	0.95 to 1.85	(39.60) to (40.19)

Real Estate Securities Class 1 Division:
2012	2,051	3.54 to 35.87	76,907	1.40	0.48 to 1.85	16.68 to 15.00
2011	2,278	3.04 to 31.19	73,765	–	0.66 to 1.85	8.48 to 6.92
2010	2,507	2.80 to 29.17	75,755	2.99	0.67 to 1.85	25.17 to 23.44
2009	3,012	2.24 to 23.63	72,274	4.21	0.37 to 1.85	28.33 to 26.50
2008	3,393	1.74 to 18.68	64,057	2.39	0.47 to 1.85	(33.14) to (34.09)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

SAM Balanced Portfolio Class 1 Division:
2012	61,098	$11.65 to $11.07	$697,358	0.69%	0.95% to 1.85%	11.70% to 10.70%
2011	64,434	10.43 to 10.00	660,873	2.77	0.95 to 1.85	0.00 to (0.89)
2010	66,480	10.43 to 10.09	684,067	3.60	0.95 to 1.85	12.51 to 11.49
2009	62,913	9.27 to 9.05	577,353	3.66	0.95 to 1.85	22.62 to 21.64
2008	30,551	7.56 to 7.44	229,327	3.52	0.95 to 1.85	(26.82) to (27.56)

SAM Conservative Balanced Class 1 Portfolio Division:
2012	13,568	12.24 to 11.63	162,474	0.82	0.95 to 1.85	10.17 to 9.20
2011	14,050	11.11 to 10.65	153,302	3.19	0.95 to 1.85	1.37 to 0.38
2010	14,635	10.96 to 10.61	158,220	4.32	0.95 to 1.85	10.71 to 9.83
2009	14,160	9.90 to 9.66	138,649	3.08	0.95 to 1.85	20.00 to 18.97
2008	7,346	8.25 to 8.12	60,144	3.11	0.95 to 1.85	(19.98) to (20.70)

SAM Conservative Growth Class 1 Portfolio Division:
2012	6,406	10.85 to 10.31	67,909	0.44	0.95 to 1.85	13.14 to 12.07
2011	6,161	9.59 to 9.20	57,954	2.01	0.95 to 1.85	(1.44) to (2.23)
2010	5,760	9.73 to 9.41	55,154	3.12	0.95 to 1.85	14.07 to 13.10
2009	4,941	8.53 to 8.32	41,606	4.97	0.95 to 1.85	24.53 to 23.44
2008	3,313	6.85 to 6.74	22,494	3.79	0.95 to 1.85	(33.75) to (34.37)

SAM Flexible Income Portfolio Class 1 Division:
2012	14,864	12.77 to 12.14	185,716	1.13	0.95 to 1.85	9.52 to 8.59
2011	14,070	11.66 to 11.18	160,984	3.86	0.95 to 1.85	2.46 to 1.54
2010	14,055	11.38 to 11.01	157,635	5.26	0.95 to 1.85	9.42 to 8.47
2009	12,515	10.40 to 10.15	128,680	4.54	0.95 to 1.85	18.86 to 17.75
2008	7,644	8.75 to 8.62	66,370	4.86	0.95 to 1.85	(14.55) to (15.32)

SAM Strategic Growth Portfolio Class 1 Division:
2012	4,171	10.36 to 9.85	42,188	0.24	0.95 to 1.85	14.35 to 13.48
2011	4,626	9.06 to 8.68	41,082	1.50	0.95 to 1.85	(2.79) to (3.77)
2010	4,212	9.32 to 9.02	38,641	2.50	0.95 to 1.85	15.35 to 14.32
2009	3,779	8.08 to 7.89	30,169	3.70	0.95 to 1.85	26.25 to 25.04
2008	2,572	6.40 to 6.31	16,339	3.61	0.95 to 1.85	(38.04) to (38.56)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

Short-Term Income Class 1 Division:
2012	14,402	$11.77 to $11.30	$166,187	2.09%	0.85% to 1.85%	4.07% to 3.10%
2011	14,110	11.31 to 10.96	157,122	0.15	0.85 to 1.85	0.53 to (0.54)
2010	14,544	11.25 to 11.02	161,858	2.79	0.85 to 1.85	3.31 to 2.32
2009	2,174	10.89 to 10.77	23,551	7.36	0.85 to 1.85	9.01 to 110.35
2008 (6)	28	9.99 to 5.12	261	–	0.85 to 1.85	0.30 to (48.59)

SmallCap Blend Class 1 Division:
2012	1,931	1.41 to 12.76	26,674	–	0.32 to 1.85	14.22 to 12.62
2011	2,287	1.24 to 11.33	27,780	0.35	0.34 to 1.85	(1.89) to (3.25)
2010	2,886	1.26 to 11.71	33,079	0.50	0.20 to 1.85	23.74 to 21.98
2009	3,419	1.02 to 9.60	33,829	0.73	0.33 to 1.85	21.60 to 19.85
2008	3,928	0.84 to 8.01	32,501	0.45	0.43 to 1.85	(37.00) to (37.86)

SmallCap Growth II Class 1 Division:
2012	2,316	0.89 to 10.66	25,716	–	0.37 to 1.85	15.80 to 14.13
2011	2,639	0.77 to 9.34	25,540	–	0.46 to 1.85	(4.79) to (6.13)
2010	3,144	0.81 to 9.95	31,722	–	0.23 to 1.85	26.40 to 24.69
2009	3,540	0.64 to 7.98	28,675	–	0.72 to 1.85	31.00 to 29.34
2008	3,794	0.49 to 6.17	24,055	–	0.43 to 1.85	(41.39) to (42.28)

SmallCap Value I Class 1 Division:
2012	3,065	2.08 to 23.76	75,361	0.81	0.37 to 1.85	21.21 to 19.52
2011	3,704	1.71 to 19.88	76,201	0.04	0.51 to 1.85	(4.06) to (5.42)
2010	4,063	1.79 to 21.02	86,698	0.84	0.36 to 1.85	25.53 to 23.72
2009	4,686	1.42 to 16.99	80,632	2.30	0.46 to 1.85	15.68 to 14.10
2008	4,949	1.23 to 14.89	74,626	0.98	0.41 to 1.85	(32.10) to (33.08)

T. Rowe Price Blue Chip Growth Portfolio II Division:
2012	567	14.70 to 13.98	8,278	–	1.25 to 1.85	16.48 to 15.73
2011	562	12.62 to 12.08	7,052	–	1.25 to 1.85	0.08 to (0.49)
2010	535	12.61 to 12.14	6,703	–	1.25 to 1.85	14.53 to 13.88
2009	457	11.01 to 10.66	5,001	–	1.25 to 1.85	40.08 to 39.16
2008	164	7.86 to 7.66	1,278	0.11	1.25 to 1.85	(43.37) to (43.68)

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

	December 31			For the Year Ended December 31,
Except as Noted
	Units (000's)	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio	Net Assets (000's)	Investment Income Ratio (1)	Expense Ratio (2) Lowest to Highest	Total Return (3) Lowest to Highest

Division

T. Rowe Price Health Sciences Portfolio II Division:
2012	515	$23.07 to $21.94	$11,743	–%	1.25% to 1.85%	29.32% to 28.53%
2011	439	17.84 to 17.07	7,738	–	1.25 to 1.85	9.05 to 8.38
2010	396	16.36 to 15.75	6,429	–	1.25 to 1.85	13.85 to 13.23
2009	342	14.37 to 13.91	4,869	–	1.25 to 1.85	29.69 to 28.92
2008	339	11.08 to 10.79	3,736	–	1.25 to 1.85	(30.05) to (30.48)

Templeton Growth Securities Class 2 Division:
2012	61	16.90	1,032	2.23	0.85	20.28
2011	69	14.05	964	1.35	0.85	(7.75)
2010	79	15.23	1,200	1.41	0.85	6.43
2009	92	14.31	1,315	3.15	0.85	29.97
2008	105	11.01	1,158	1.81	0.85	(42.81)

Van Eck Global Hard Assets Class Division:
2012	565	14.02 to 13.72	7,902	0.68	1.25 to 1.85	1.82 to 1.18
2011	559	13.77 to 13.56	7,688	0.73	1.25 to 1.85	(17.74) to (18.21)
2010	323	16.74 to 16.58	5,397	0.14	1.25 to 1.85	27.11 to 41.23
2009 (7)	82	13.17 to 13.12	1,081	–	1.25 to 1.85	26.63 to 26.28

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.

(2)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists then a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(4)

These divisions received payment from affiliate as compensation for foreign income tax credits.  The total returns for these divisions would have been lower without the inclusion of the payment from affiliate.

(5)	Commencement of operations, May 19, 2008.
(6)	Commencement of operations, November 24, 2008.
(7)	Commencement of operations, May 18, 2009.
(8)	Commencement of operations, January 4, 2010.
(9)	Commencement of operations, May 24, 2010.
(10)	Commencement of operations, April 27, 2012.
(11)	Commencement of operations, May 21, 2012.
(12)	Represented the operations of Invesco Basic Value Series I Division until May 21, 2012 name change.
(13)	Represented the operations of Neuberger Berman AMT Partners I Class Division until May 21, 2012 name change.

There are divisions that have total return outside of the ranges indicated above. The following is a list of the divisions and corresponding lowest total return and highest total return.

Division	2012 Unit Value	2012 Total Return
Asset Allocation Class 1 Division	$28.28	–%
Balanced Class 1 Division	22.50	12.58
Bond & Mortgage Securities Class 1 Division	23.40	7.09
Diversified International Class 1 Division	24.24	16.93, 17.31, 17.47 and 17.94
Equity Income Class 1 Division	10.70	–
Government & High Quality Bond Class 1 Division	11.94, 12.09 and 12.14	3.48
International Emerging Markets Class 1 Division	35.58	–
LargeCap Growth Class 1 Division	20.18	16.36
LargeCap Growth I Class 1 Division	38.05	–
LargeCap S&P 500 Index Class 1 Division	11.04, 11.66 and 11.79	–
LargeCap Value Class 1 Division	28.10 and 42.56	18.01 and 18.08
MidCap Blend Class 1 Division	55.35	18.94
Money Market Class 1 Division	13.79	(1.22), (1.00), (0.94), (0.82), (0.64) and (0.42)
Principal LifeTime Strategic Income Class 1 Division	13.10	–
Principal LifeTime 2010 Class 1 Division	13.54	–
Principal LifeTime 2020 Class 1 Division	14.09	–
Division	2012 Unit Value	2012 Total Return
Principal LifeTime 2030 Class 1 Division	$13.76	–%
Principal LifeTime 2040 Class 1 Division	13.89	–
Principal LifeTime 2050 Class 1 Division	13.81	–
Real Estate Securities Class 1 Division	38.58	–
Short-Term Income Class 1 Division	–	4.08
SmallCap Blend Class 1 Division	13.72 and 17.72	–
SmallCap Growth II Class 1 Division	10.80 and 11.46	–
SmallCap Value I Class 1 Division	25.55	–

Division	2011 Unit Value	2011 Total Return
Asset Allocation Class 1 Division	$25.22	–%
Balanced Class 1 Division	2.19 and 20.16	–
Bond & Mortgage Securities Class 1 Division	2.46 and 22.03	–
Diversified Balanced Class 2 Division	–	2.39
Diversified Growth Class 2 Division	–	1.00
Diversified International Class 1 Division	2.30 and 20.73	–
Equity Income Class 1 Division	9.59	–
Government & High Quality Bond Class 1 Division	2.50, 11.64, 11.75 and 11.79	–
International Emerging Markets Class 1 Division	29.83	–
LargeCap Growth Class 1 Division	1.86 and 17.49	–
LargeCap Growth I Class 1 Division	33.11	–
LargeCap S&P 500 Index Class 1 Division	9.68, 10.18 and 10.30	–
LargeCap Value Class 1 Division	2.97, 3.10, 5.90, 6.97, 9.37 and 10.21	0.75
MidCap Blend Class 1 Division	5.11 and 46.92	–
Money Market Class 1 Division	1.62, 1.70, 2.23 and 13.96	(0.89), (0.78), (0.64) and (0.42)
Principal LifeTime Strategic Income Class 1 Division	12.10	–
Principal LifeTime 2010 Class 1 Division	12.27	–
Principal LifeTime 2020 Class 1 Division	12.43	–
Principal LifeTime 2030 Class 1 Division	12.06	–
Principal LifeTime 2040 Class 1 Division	12.05	–
Principal LifeTime 2050 Class 1 Division	11.95	–
Real Estate Securities Class 1 Division	33.34	–
SmallCap Blend Class 1 Division	12.11 and 15.58	–
SmallCap Growth II Class 1 Division	9.38 and 9.98	–
SmallCap Value I Class 1 Division	21.25	–

Principal Life Insurance Company

Separate Account B

Notes to Financial Statements

December 31, 2012

Division	2010 Unit Value	2010 Total Return
American Century VP Income & Growth Class I Division	$9.55	13.15%
Asset Allocation Division	25.00	–
Balanced Division	2.12 and 19.61
Bond & Mortgage Securities Division	2.31 and 20.83	–
Diversified International Division	2.58 and 23.55	–
Equity Income Division	9.21	–
Government & High Quality Bond Division	2.37, 11.10, 11.17 and 11.19	–
International Emerging Markets Division	36.60	–
LargeCap Growth Division	1.95 and 18.49	–
LargeCap Growth I Division	33.64	–
LargeCap S&P 500 Index Division	9.63, 10.09 and 10.22	–
LargeCap Value Division	2.96, 3.08, 5.92, 6.96, 9.35 and 10.17	13.60
MidCap Blend Division	4.74 and 43.87	–
Money Market Division	1.63 and 14.14	–
Principal LifeTime Strategic Income Division	11.84	–
Principal LifeTime 2010 Division	12.24	–
Principal LifeTime 2020 Division	12.73	–
Principal LifeTime 2030 Division	12.49	–
Principal LifeTime 2040 Division	12.61	–
Principal LifeTime 2050 Division	12.59	–
Real Estate Securities Division	30.99	–
SmallCap Blend Division	12.45 and 15.95	–
SmallCap Growth II Division	10.57	–
SmallCap Value I Division	22.34	–
Van Eck VIP Global Hard Assets Class Division	–	26.37 and 41.74

Division	2009 Unit Value	2009 Total Return
American Century VP Income & Growth Class I Division	$8.44	–%
Asset Allocation Division	23.21	–
Balanced Division	1.88 and 17.48	–
Bond & Mortgage Securities Division	2.09 and 18.89	–
Diversified International Division	2.28 and 20.97	–
Equity Income Division	8.02	–
Government & High Quality Bond Division	2.25 and 19.27	–
International Emerging Markets Division	31.08	–
International Small Cap Division	21.74	–
LargeCap Growth Division	1.66 and 15.81	–
LargeCap Growth I Division	28.48	–
LargeCap S&P 500 Index Division	8.51, 8.88 and 9.00	–
Division	2009 Unit Value	2009 Total Return
LargeCap Value Division	$2.61, $2.71, $5.27, $6.16, $8.27 and $8.99	–%
MidCap Blend Division	3.85 and 35.80	–
MidCap Growth I Division	10.62 and 11.86	32.72, 33.42 and 33.94
MidCap Value II Division	12.17 and 18.45	–
Money Market Division	1.64 and 14.32	–
Mortgage Securities Division	–	5.15 and 5.45
Principal LifeTime Strategic Income Division	10.78	–
Principal LifeTime 2010 Division	10.88	–
Principal LifeTime 2020 Division	11.20	–
Principal LifeTime 2030 Division	10.96	–
Principal LifeTime 2040 Division	11.02	–
Principal LifeTime 2050 Division	10.97	–
Real Estate Securities Division	24.96	–
Short-Term Income Division	–	8.51 and 8.91
SmallCap Blend Division	10.14 and 12.95	–
SmallCap Growth II Division	8.43	–
SmallCap Value I Division	17.94	–

Division	2008 Unit Value	2008 Total Return
American Century VP Income & Growth Class I Division	$7.22	–%
Asset Allocation Division	19.78	–
Balanced Division	1.56 and 14.61	–
Bond & Mortgage Securities Division	1.74 and 15.82	–
Diversified International Division	1.80 and 16.48	–
Equity Income Division	6.77	–
Government & High Quality Bond Division	2.15 and 18.53	–
International Emerging Markets Division	18.55	–
International SmallCap Division	16.33	–
LargeCap Growth Division	1.32 and 12.61	–
LargeCap Growth I Division	18.88	–
LargeCap S&P 500 Index Division	6.82, 7.09 and 7.19	–
LargeCap Value Division	2.26, 18.56 and 27.22	–
MidCap Blend Division	2.90 and 27.10	–
MidCap Growth I Division	7.96 and 8.85	–
MidCap Value II Division	9.19 and 13.88	–
Money Market Division	1.65 and 14.47	–
Principal LifeTime Strategic Income Division	9.17	(25.31)
Principal LifeTime 2010 Division	8.81	(32.23)
Principal LifeTime 2020 Division	8.90	(35.39)
Principal LifeTime 2030 Division	8.65	(37.65)
Division	2008 Unit Value	2008 Total Return
Principal LifeTime 2040 Division	$8.61	(39.38)%
Principal LifeTime 2050 Division	8.54	(40.23)
Real Estate Securities Division	19.61	–
SAM Balanced Portfolio Division	–	(27.63)
SAM Conservative Balanced Portfolio Division	–	(20.78)
SAM Conservative Growth Portfolio Division	–	(34.44)
SAM Flexible Income Portfolio Division	–	(15.41)
SmallCap Blend Division	8.40 and 10.69	–
SmallCap Growth II Division	6.48	–
SmallCap Value I Division	15.63	–

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder

Principal Life Insurance Company

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (“the Company”) as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for the capitalization of deferred policy acquisition costs effective January 1, 2012, for credit derivatives embedded in beneficial interests in securitized financial assets effective July 1, 2010 and for variable interest entities effective January 1, 2010. In addition, the Company has elected to change its methods of accounting for the cost of long duration universal life and variable universal life reinsurance contracts and for the estimated gross profits of these contracts effective January 1, 2012.

/s/Ernst & Young LLP

Des Moines, Iowa

March 20, 2013

Principal Life Insurance Company
Consolidated Statements of Financial Position
	December 31, 2012	December 31, 2011

		(As adjusted)
	(in millions)
Assets
Fixed maturities, available-for-sale (2012 and 2011 include $194.6 million and $214.2 million related to consolidated
variable interest entities)	$47,396.3	$45,877.3
Fixed maturities, trading (2012 and 2011 include $110.4 million and $132.4 million related to consolidated variable
interest entities)	398.4	511.5
Equity securities, available-for-sale	131.3	73.5
Equity securities, trading (2012 and 2011 include $0.0 million and $207.6 million related to consolidated variable
interest entities)	131.9	312.8
Mortgage loans	10,825.4	10,132.0
Real estate	1,172.5	1,083.9
Policy loans	834.0	859.2
Other investments (2012 and 2011 include $80.3 million and $97.8 million related to consolidated variable interest
entities and $113.9 million and $97.5 million measured at fair value under the fair value option)	1,785.2	1,764.5
Total investments	62,675.0	60,614.7
Cash and cash equivalents (2012 and 2011 include $0.0 million and $317.7 million related to consolidated variable
interest entities)	2,359.1	2,454.9
Accrued investment income	576.0	604.4
Premiums due and other receivables	1,023.9	1,141.4
Deferred policy acquisition costs	2,394.7	2,197.3
Property and equipment	441.8	435.7
Goodwill	296.0	282.6
Other intangibles	158.1	157.0
Separate account assets	69,217.8	61,615.1
Other assets	929.6	883.5
Total assets	$140,072.0	$130,386.6
Liabilities
Contractholder funds	$36,774.6	$37,089.7
Future policy benefits and claims	17,906.5	16,353.1
Other policyholder funds	677.8	520.4
Short-term debt	286.7	263.7
Long-term debt	128.9	119.9
Income taxes currently payable	11.5	2.8
Deferred income taxes	443.9	78.4
Separate account liabilities	69,217.8	61,615.1
Other liabilities (2012 and 2011 include $302.9 million and $565.2 million related to consolidated variable interest
entities, of which $85.0 million and $88.4 million are measured at fair value under the fair value option)	7,023.8	6,726.3
Total liabilities	132,471.5	122,769.4

Redeemable noncontrolling interest	23.2	22.2

Stockholder's equity
Common stock, par value $1.00 per share - 5.0 million shares authorized, 2.5 million shares issued
and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	5,747.6	5,718.1
Retained earnings	1,167.7	1,195.0
Accumulated other comprehensive income	642.6	328.6
Total stockholder's equity attributable to Principal Life Insurance Company	7,560.4	7,244.2
Noncontrolling interest	16.9	350.8
Total stockholder's equity	7,577.3	7,595.0
Total liabilities and stockholder's equity	$140,072.0	$130,386.6

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2012	2011	2010

		(As adjusted)	(As adjusted)
	(in millions)
Revenues
Premiums and other considerations	$2,934.9	$2,626.5	$3,300.3
Fees and other revenues	1,934.8	1,929.9	1,794.1
Net investment income	2,811.8	2,918.0	3,085.8
Net realized capital gains (losses), excluding impairment losses on
available-for-sale securities	190.7	91.9	(47.4)
Total other-than-temporary impairment losses on available-for-sale
securities	(135.9)	(138.3)	(297.1)
Other-than-temporary impairment losses on fixed maturities,
available-for-sale reclassified to (from) other comprehensive
income	17.3	(52.3)	56.1
Net impairment losses on available-for-sale securities	(118.6)	(190.6)	(241.0)
Net realized capital gains (losses)	72.1	(98.7)	(288.4)
Total revenues	7,753.6	7,375.7	7,891.8
Expenses
Benefits, claims and settlement expenses	4,556.6	4,034.9	4,706.5
Dividends to policyholders	197.7	210.2	219.9
Operating expenses	2,154.5	2,320.5	2,392.9
Total expenses	6,908.8	6,565.6	7,319.3
Income before income taxes	844.8	810.1	572.5
Income taxes	151.5	225.0	102.8
Net income	693.3	585.1	469.7
Net income attributable to noncontrolling interest	18.4	36.4	16.6
Net income attributable to Principal Life Insurance Company	$674.9	$548.7	$453.1

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2012	2011	2010

		(As adjusted)	(As adjusted)
	(in millions)

Net income	$693.3	$585.1	$469.7
Other comprehensive income, net:
Net unrealized gains on available-for-sale securities	505.3	207.3	1,121.4
Noncredit component of impairment losses on fixed maturities, available-for-sale	(6.7)	33.0	(33.7)
Net unrealized gains (losses) on derivative instruments	(47.0)	20.2	10.6
Foreign currency translation adjustment	(9.1)	13.0	(4.5)
Net unrecognized postretirement benefit obligation	(127.4)	(172.9)	208.0
Other comprehensive income	315.1	100.6	1,301.8
Comprehensive income	1,008.4	685.7	1,771.5
Comprehensive income attributable to noncontrolling interest	19.5	36.4	16.6
Comprehensive income attributable to Principal Life Insurance Company	$988.9	$649.3	$1,754.9

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	income (loss)	interest	equity
	(in millions)
Balances at January 1, 2010 (as adjusted)	$2.5	$6,408.9	$483.4	$(1,109.9)	$118.0	$5,902.9
Capital contribution to parent	—	(301.8)	—	—	—	(301.8)
Stock-based compensation and
additional related tax benefits	—	37.9	(1.8)	—	—	36.1
Distributions to noncontrolling interest	—	—	—	—	(7.8)	(7.8)
Contributions from noncontrolling
interest	—	—	—	—	24.1	24.1
Effects of implementation of accounting
change related to variable
interest entities, net	—	—	(10.7)	10.7	—	—
Effects of electing fair value option for
fixed maturities upon implementation
of accounting change related to
embedded credit derivatives, net	—	—	(25.4)	25.4	—	—
Net income	—	—	453.1	—	16.6	469.7
Other comprehensive income	—	—	—	1,301.8	—	1,301.8
Balances at December 31, 2010 (as adjusted)	2.5	6,145.0	898.6	228.0	150.9	7,425.0
Capital contribution to parent	—	(458.8)	—	—	—	(458.8)
Stock-based compensation and additional related
tax benefits	—	31.9	(2.3)	—	—	29.6
Dividends to parent	—	—	(250.0)	—	—	(250.0)
Distributions to noncontrolling interest	—	—	—	—	(9.8)	(9.8)
Contributions from noncontrolling interest	—	—	—	—	174.6	174.6
Purchase of subsidiary shares from noncontrolling interest	—	—	—	—	(1.1)	(1.1)
Net income (excludes $0.2 million attributable to redeemable
noncontrolling interests)	—	—	548.7	—	36.2	584.9
Other comprehensive income	—	—	—	100.6	—	100.6
Balances at December 31, 2011 (as adjusted)	2.5	5,718.1	1,195.0	328.6	350.8	7,595.0
Capital contribution to parent	—	(14.4)	—	—	—	(14.4)
Stock-based compensation and additional related
tax benefits	—	43.9	(2.2)	—	—	41.7
Dividends to parent	—	—	(700.0)	—	—	(700.0)
Distributions to noncontrolling interest	—	—	—	—	(10.7)	(10.7)
Contributions from noncontrolling interest	—	—	—	—	12.6	12.6
Deconsolidation of certain variable interest entities	—	—	—	—	(353.2)	(353.2)
Net income (excludes $1.0 million attributable to redeemable
noncontrolling interests)	—	—	674.9	—	17.4	692.3
Other comprehensive income (excludes $1.1 million
attributable to redeemable noncontrolling interest)	—	—	—	314.0	—	314.0
Balances at December 31, 2012	$2.5	$5,747.6	$1,167.7	$642.6	$16.9	$7,577.3

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2012	2011	2010

		(As adjusted)	(As adjusted)
	(in millions)
Operating activities
Net income	$693.3	$585.1	$469.7
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of deferred policy acquisition costs	82.3	262.9	265.0
Additions to deferred policy acquisition costs	(393.6)	(316.9)	(300.9)
Accrued investment income	28.4	51.3	26.0
Net cash flows for trading securities	88.9	75.8	78.8
Premiums due and other receivables	75.8	(129.8)	(91.4)
Contractholder and policyholder liabilities and dividends	1,814.5	723.0	1,085.5
Current and deferred income taxes	2.7	52.6	12.2
Net realized capital (gains) losses	(72.1)	98.7	288.4
Depreciation and amortization expense	103.1	93.0	139.1
Mortgage loans held for sale, sold or repaid, net of gain	74.9	17.7	1.7
Real estate acquired through operating activities	(46.4)	(37.4)	—
Real estate sold through operating activities	41.2	138.5	116.5
Stock-based compensation	41.9	29.6	36.2
Other	663.0	1,506.7	621.2
Net adjustments	2,504.6	2,565.7	2,278.3
Net cash provided by operating activities	3,197.9	3,150.8	2,748.0
Investing activities
Available-for-sale securities:
Purchases	(7,986.7)	(6,406.7)	(6,442.4)
Sales	1,193.3	692.3	1,491.6
Maturities	6,383.8	5,490.1	4,783.0
Mortgage loans acquired or originated	(2,442.9)	(1,397.7)	(1,189.8)
Mortgage loans sold or repaid	1,545.4	1,597.9	1,678.4
Real estate acquired	(151.8)	(129.9)	(53.8)
Net purchases of property and equipment	(29.6)	(50.3)	(9.8)
Net change in other investments	(31.0)	(50.5)	(15.1)
Net cash provided by (used in) investing activities	(1,519.5)	(254.8)	242.1
Financing activities
Proceeds from financing element derivatives	51.8	75.9	79.3
Payments for financing element derivatives	(49.9)	(46.5)	(46.5)
Excess tax benefits from share-based payment arrangements	7.9	1.5	0.8
Capital distributions to parent	(14.8)	(506.5)	(301.8)
Dividends paid to parent	(700.0)	(250.0)	—
Issuance of long-term debt	9.4	—	—
Principal repayments of long-term debt	(0.4)	(0.5)	(0.4)
Net proceeds from (repayments of) short-term borrowings	23.0	(30.7)	(17.7)
Investment contract deposits	6,401.2	5,868.6	4,099.9
Investment contract withdrawals	(7,519.8)	(7,076.7)	(7,343.3)
Net increase (decrease) in banking operation deposits	32.0	(18.5)	46.2
Other	(14.6)	(4.5)	(4.3)
Net cash used in financing activities	(1,774.2)	(1,987.9)	(3,487.8)
Net increase (decrease) in cash and cash equivalents	(95.8)	908.1	(497.7)
Cash and cash equivalents at beginning of period	2,454.9	1,546.8	2,044.5
Cash and cash equivalents at end of period	$2,359.1	$2,454.9	$1,546.8

Supplemental Information:
Cash paid for interest	$10.1	$37.3	$10.7
Cash paid for income taxes	$117.5	$168.6	$88.6

See accompanying notes.

1. Nature of Operations and Significant Accounting Policies

Description of Business

                Principal Life Insurance Company (“Principal Life”) along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of Principal Life and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. Entities in which we have significant management influence over the operating and financing decisions but are not required to consolidate are reported using the equity method. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

We have evaluated subsequent events through March 20, 2013, which was the date our consolidated financial statements were issued.

Reclassifications have been made to prior period financial statements to conform to the December 31, 2012, presentation.

Closed Block

                We operate a closed block (“Closed Block”) for the benefit of individual participating dividend‑paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See 7, Closed Block, for further details.

Accounting Changes

In October 2010, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance that modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the successful acquisition of new or renewal insurance contracts. Capitalized costs should include incremental direct costs of contract acquisition, as well as certain costs related directly to acquisition activities such as underwriting, policy issuance and processing, medical and inspection and sales force contract selling. This guidance was effective for us on January 1, 2012, and we adopted the guidance retrospectively.

Effective January 1, 2012, we elected to change our methods of accounting for the cost of long duration universal life and variable universal life reinsurance contracts and for the estimated gross profits (“EGPs”) of these contracts. These changes are collectively referred to as the “Reinsurance Accounting Change”. Under our previous method, we recognized all reinsurance cash flows as part of the net cost of reinsurance and amortized this balance over the estimated lives of the underlying policies in proportion to the pattern of EGPs on the underlying policies. Under the new method, any difference between actual and expected reinsurance cash flows is recognized in earnings immediately instead of being deferred and amortized over the life of the underlying policies. In conjunction with this change, we also changed our policy for determining EGPs relating to these contracts to include the difference between actual and expected reinsurance cash flows, where previously these effects had not been included. We adopted the new policies because we believe that they better reflect the economics of our reinsurance transactions by accounting for direct claims and related reinsurance recoveries in the same period. In addition, the new policies are consistent with our intent to purchase reinsurance to protect us against large and unexpected claims.

Comparative amounts from prior periods have been adjusted to apply the new deferred policy acquisition cost (“DPAC”) guidance (“DPAC Guidance”) and the Reinsurance Accounting Change retrospectively in these financial statements.

Our retrospective adoption of the DPAC Guidance and the Reinsurance Accounting Change resulted in reductions to the opening balances of retained earnings and accumulated other comprehensive income (“AOCI”) as of January 1, 2010, as shown in the following table.

		Attributed to
	Impact on opening balance as of January 1, 2010	DPAC Guidance	Reinsurance Accounting Change
	(in millions)
Retained earnings	$ (540.9)	$ (520.1)	$ (20.8)
Accumulated other comprehensive income	(23.1)	(23.2)	0.1

The following tables show the prior period financial statement line items that were affected by the DPAC Guidance and the Reinsurance Accounting Change.

Consolidated Statements of Financial Position

	December 31, 2011
				Change attributed to
		As			Reinsurance
	As	originally	Effect of	DPAC	Accounting
	adjusted	reported	change	Guidance	Change (1)

	(in millions)
Assets
Premiums due and other receivables	$1,141.4	$1,190.1	$(48.7)	$—	$(48.7)
Deferred policy acquisition costs	2,197.3	3,034.5	(837.2)	(836.1)	(1.1)

Liabilities
Future policy benefits and claims	16,353.1	16,350.6	2.5	—	2.5
Other policyholder funds	520.4	515.5	4.9	7.0	(2.1)
Deferred income taxes	78.4	391.1	(312.7)	(295.1)	(17.6)

Stockholders' equity
Retained earnings	1,195.0	1,826.0	(631.0)	(597.8)	(33.2)
Accumulated other comprehensive income	328.6	278.0	50.6	50.0	0.6

Consolidated Statements of Operations

	For the year ended December 31, 2011
				Change attributed to
		As			Reinsurance
	As	originally	Effect of	DPAC	Accounting
	adjusted	reported	change	Guidance	Change (1)

	(in millions)
Revenue
Fees and other revenues	$1,929.9	$1,968.3	$(38.4)	$0.7	$(39.1)

Expenses
Benefits, claims and settlement expenses	4,034.9	3,872.4	162.5	(0.1)	162.6
Operating expenses	2,320.5	2,433.4	(112.9)	8.8	(121.7)

Income before income taxes	810.1	898.1	(88.0)	(8.0)	(80.0)
Income taxes	225.0	255.8	(30.8)	(2.8)	(28.0)
Net income	$585.1	$642.3	$(57.2)	$(5.2)	$(52.0)

	For the year ended December 31, 2010
				Change attributed to
		As			Reinsurance
	As	originally	Effect of	DPAC	Accounting
	adjusted	reported	change	Guidance	Change

	(in millions)
Revenue
Fees and other revenues	$1,794.1	$1,755.1	$39.0	$1.8	$37.2

Expenses
Benefits, claims and settlement expenses	4,706.5	4,840.6	(134.1)	0.1	(134.2)
Operating expenses	2,392.9	2,169.4	223.5	112.9	110.6

Income before income taxes	572.5	622.9	(50.4)	(111.2)	60.8
Income taxes	102.8	120.4	(17.6)	(38.9)	21.3
Net income	$469.7	$502.5	$(32.8)	$(72.3)	$39.5

  In the second quarter of 2011, we made various routine adjustments to our model and assumptions in our individual life insurance business. When we updated our actuarial models for the Reinsurance Accounting Change, several of the components of our integrated insurance accounting model were impacted, resulting in changes to various balance sheet and income statement line items. While the same model and assumptions were used to derive both the “as originally reported” and “as adjusted” balances, the financial statement impacts of the model and assumption changes upon adjustment were different than previously reported because of changes to the pattern of EGPs caused by the application of our Reinsurance Accounting Change.

The following tables show the impact of the Reinsurance Accounting Change on the current period financial statements.

Consolidated Statements of Financial Position

	December 31, 2012
	New	Former	Effect of
	reinsurance	reinsurance	Reinsurance
	accounting	accounting	Accounting
	method	method	Change

	(in millions)
Assets
Premiums due and other receivables	$1,023.9	$1,057.1	$(33.2)
Deferred policy acquisition costs	2,394.7	2,374.1	20.6

Liabilities
Future policy benefits and claims	17,906.5	17,907.3	(0.8)
Other policyholder funds	677.8	672.0	5.8
Deferred income taxes	443.9	450.0	(6.1)

Stockholder's equity
Retained earnings	1,167.7	1,206.4	(38.7)
Accumulated other comprehensive income	642.6	615.4	27.2

Consolidated Statements of Operations

	For the year ended December 31, 2012
	New	Former	Effect of
	reinsurance	reinsurance	Reinsurance
	accounting	accounting	Accounting
	method	method	Change

	(in millions)
Revenue
Fees and other revenues	$1,934.8	$1,943.8	$(9.0)

Expenses
Benefits, claims and settlement expenses	4,556.6	4,531.6	25.0
Operating expenses	2,154.5	2,180.1	(25.6)

Income before income taxes	844.8	853.2	(8.4)
Income taxes	151.5	154.4	(2.9)
Net income	$693.3	$698.8	$(5.5)

Certain of the current and prior period line items in the consolidated statements of cash flows, stockholders’ equity and comprehensive income were affected by the DPAC Guidance and the Reinsurance Accounting Change. All of the line item changes in the consolidated statements of cash flows were included in the operating activities section and the changes in the consolidated statements of stockholders’ equity and consolidated statements of comprehensive income have largely been addressed through the preceding disclosures.

Recent Accounting Pronouncements

In July 2012, the FASB issued authoritative guidance that amends how indefinite-lived intangible assets are tested for impairment. The amendments provide an option to perform a qualitative assessment to determine whether it is necessary to perform the annual fair value calculation impairment test. This new guidance is effective for our 2013 indefinite-lived intangible asset impairment testing and is not expected to have a material impact on our consolidated financial statements.

In December 2011, the FASB issued authoritative guidance related to balance sheet offsetting. The new guidance requires disclosures about assets and liabilities that are offset or have the potential to be offset. These disclosures are intended to address differences in the asset and liability offsetting requirements under U.S. GAAP and International Financial Reporting Standards. This new guidance will be effective for us for interim and annual reporting periods beginning January 1, 2013, with retrospective application required and is not expected to have a material impact on our consolidated financial statements.

Also in December 2011, the FASB issued authoritative guidance that requires a reporting entity to follow the real estate sales guidance when the reporting entity ceases to have a controlling financial interest in a subsidiary that is in-substance real estate as a result of a default on the subsidiary’s nonrecourse debt. This guidance will be effective for us on January 1, 2013, and is not expected to have a material impact on our consolidated financial statements.

In September 2011, the FASB issued authoritative guidance that amends how goodwill is tested for impairment. The amendments provide an option to perform a qualitative assessment to determine whether it is necessary to perform the annual two-step quantitative goodwill impairment test. This guidance was effective for our 2012 goodwill impairment test and did not have a material impact on our consolidated financial statements.

In June 2011, the FASB issued authoritative guidance that changes the presentation of comprehensive income in the financial statements. The new guidance eliminates the presentation options contained in current guidance and instead requires entities to report components of comprehensive income in either a continuous statement of comprehensive income or two separate but consecutive statements that show the components of net income and other comprehensive income (“OCI”), including adjustments for items that are reclassified from other comprehensive income to net income. The guidance does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. In December 2011, the FASB issued a final standard to defer the new requirement to present classification adjustments out of OCI to net income on the face of the financial statements. All other requirements contained in the original statement on comprehensive income are still effective. This guidance was effective for us on January 1, 2012, and did not have a material impact on our consolidated financial statements. The required disclosures are included in our consolidated financial statements. See Note 14, Stockholder’s Equity, for further details.

                In May 2011, the FASB issued authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and makes other amendments but does not require additional fair value measurements. This guidance was effective for us on January 1, 2012, and did not have a material impact on our consolidated financial statements. See Note 15, Fair Value Measurements, for further details.

In April 2011, the FASB issued authoritative guidance that modifies the criteria for determining when repurchase agreements would be accounted for as secured borrowings as opposed to sales. The guidance was effective for us on January 1, 2012, for new transfers and modifications to existing transactions. This guidance did not have a material impact on our consolidated financial statements.

Also in April 2011, the FASB issued authoritative guidance which clarifies when creditors should classify a loan modification as a troubled debt restructuring (“TDR”). A TDR occurs when a creditor grants a concession to a debtor experiencing financial difficulties. Loans denoted as a TDR are considered impaired and are specifically reserved for when calculating the allowance for credit losses. This guidance also ended the indefinite deferral issued in January 2011 surrounding new disclosures on loans classified as a TDR required as part of the credit quality disclosures guidance issued in July 2010. This guidance was effective for us on July 1, 2011, and was applied retrospectively to restructurings occurring on or after January 1, 2011. This guidance did not have a material impact on our consolidated financial statements. See Note 5, Investments, for further details.

In July 2010, the FASB issued authoritative guidance that requires new and expanded disclosures related to the credit quality of financing receivables and the allowance for credit losses. Reporting entities are required to provide qualitative and quantitative disclosures on the allowance for credit losses, credit quality, impaired loans, modifications and nonaccrual and past due financing receivables. The disclosures are required to be presented on a disaggregated basis by portfolio segment and class of financing receivable. Disclosures required by the guidance that relate to the end of a reporting period were effective for us in our December 31, 2010, consolidated financial statements. Disclosures required by the guidance that relate to an activity that occurs during a reporting period were effective for us on January 1, 2011, and did not have a material impact on our consolidated financial statements. See Note 5, Investments, for further details.

In April 2010, the FASB issued authoritative guidance addressing how investments held through the separate accounts of an insurance entity affect the entity’s consolidation analysis. This guidance clarifies that an insurance entity should not consider any separate account interests held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. This guidance was effective for us on January 1, 2011, and did not have a material impact on our consolidated financial statements.

In March 2010, the FASB issued authoritative guidance that amends and clarifies the guidance on evaluation of credit derivatives embedded in beneficial interests in securitized financial assets, including asset-backed securities (“ABS”), credit-linked notes, collateralized loan obligations and collateralized debt obligations (“CDOs”). This guidance eliminates the scope exception for bifurcation of embedded credit derivatives in interests in securitized financial assets, unless they are created solely by subordination of one financial instrument to another. We adopted this guidance effective July 1, 2010, and within the scope of this guidance reclassified fixed maturities with a fair value of $75.3 million from available-for-sale to trading. The cumulative change in accounting principle related to unrealized losses on these fixed maturities resulted in a net $25.4 million decrease to retained earnings, with a corresponding increase to AOCI.

In January 2010, the FASB issued authoritative guidance that requires new disclosures related to fair value measurements and clarifies existing disclosure requirements about the level of disaggregation, inputs and valuation techniques. Specifically, reporting entities now must disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. In addition, in the reconciliation for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. The guidance clarifies that a reporting entity needs to use judgment in determining the appropriate classes of assets and liabilities for disclosure of fair value measurement, considering the level of disaggregated information required by other applicable U.S. GAAP guidance and should also provide disclosures about the valuation techniques and inputs used to measure fair value for each class of assets and liabilities. This guidance was effective for us on January 1, 2010, except for the disclosures about purchases, sales, issuances and settlements in the reconciliation for Level 3 fair value measurements, which were effective for us on January 1, 2011. This guidance did not have a material impact on our consolidated financial statements. See Note 15, Fair Value Measurements, for further details.

In June 2009, the FASB issued authoritative guidance related to the accounting for VIEs, which amends prior guidance and requires an enterprise to perform an analysis to determine whether the enterprise’s variable interest or interests give it a controlling financial interest in a VIE. This analysis identifies the primary beneficiary of a VIE as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. In addition, this guidance requires ongoing reassessments of whether an enterprise is the primary beneficiary of a VIE. Furthermore, we are required to enhance disclosures that will provide users of financial statements with more transparent information about an enterprise’s involvement in a VIE. We adopted this guidance prospectively effective January 1, 2010. Due to the implementation of this guidance, certain previously unconsolidated VIEs were consolidated and certain previously consolidated VIEs were deconsolidated. The cumulative change in accounting principle from adopting this guidance resulted in a net $10.7 million decrease to retained earnings and a net $10.7 million increase to AOCI. In February 2010, the FASB issued an amendment to this guidance. The amendment indefinitely defers the consolidation requirements for reporting enterprises’ interests in entities that have the characteristics of investment companies and regulated money market funds. This amendment was effective January 1, 2010, and did not have a material impact to our consolidated financial statements. The required disclosures are included in our consolidated financial statements. See Note 4, Variable Interest Entities, for further details.

In June 2009, the FASB issued authoritative guidance to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its ﬁnancial reports about a transfer of ﬁnancial assets; the effects of a transfer on its ﬁnancial position, ﬁnancial performance and cash ﬂows; and a transferor’s continuing involvement in transferred ﬁnancial assets. The most significant change is the elimination of the concept of a qualifying special-purpose entity (“QSPE”). Therefore, former QSPEs, as defined under previous accounting standards, should be evaluated for consolidation by reporting entities on and after the effective date in accordance with the applicable consolidation guidance. This guidance was effective for us on January 1, 2010, and did not have a material impact on our consolidated financial statements.

Use of Estimates in the Preparation of Financial Statements

                The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

•         the fair value of investments in the absence of quoted market values;

•         investment impairments and valuation allowances;

•         the fair value of and accounting for derivatives;

•         the DPAC and other actuarial balances where the amortization is based on estimated gross profits;

•         the measurement of goodwill, indefinite lived intangible assets, finite lived intangible assets and related impairments or amortization, if any;

•         the liability for future policy benefits and claims;

•         the value of our pension and other postretirement benefit obligations and

•         accounting for income taxes and the valuation of deferred tax assets.

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to our businesses and operations. Actual results could differ from these estimates.

Cash and Cash Equivalents

                Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturities include bonds, ABS, redeemable preferred stock and certain nonredeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 15, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, policyholder liabilities, derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to hedged portions of available-for-sale securities in fair value hedging relationships and mark-to-market adjustments on certain trading securities are reflected in net realized capital gains (losses). We also have a minimal amount of assets within trading securities portfolios that support investment strategies that involve the active and frequent purchase and sale of fixed maturities. Mark-to-market adjustments related to these trading securities are reflected in net investment income.

                The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities classified as available-for-sale is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are primarily reported in net income as a component of net realized capital gains (losses), with noncredit impairment losses for certain fixed maturities, available-for-sale reported in OCI. Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

                Real estate investments are reported at cost less accumulated depreciation. The initial cost basis of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $80.0 million and $36.6 million as of December 31, 2012 and 2011, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

                Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income. Any changes in the valuation allowances are reported in net income as net realized capital gains (losses). We measure impairment based upon the difference between carrying value and estimated value less cost to sell. Estimated value is based on either the present value of expected cash flows discounted at the loan's effective interest rate, the loan's observable market price or the fair value of the collateral. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses): other-than-temporary impairments of securities and subsequent realized recoveries, mark-to-market adjustments on certain trading securities, mark-to-market adjustments on certain seed money investments, fair value hedge and cash flow hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan valuation allowance provision and impairments of real estate held for investment. Investment gains and losses on sales of certain real estate held for sale that do not meet the criteria for classification as a discontinued operation and mark-to-market adjustments on trading securities that support investment strategies that involve the active and frequent purchase and sale of fixed maturities are reported as net investment income and are excluded from net realized capital gains (losses).

                Policy loans and other investments, excluding investments in unconsolidated entities and commercial mortgage loans of consolidated VIEs for which the fair value option was elected, are primarily reported at cost.

Derivatives

                Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, interest rate collars, swaptions, futures, currency swaps, credit default swaps, options and total return swaps. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 15, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

                Accounting and Financial Statement Presentation. We designate derivatives as either:

(a)           a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);

(b)           a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or

(c)           a derivative not designated as a hedging instrument.

                Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.

                Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

                Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

                Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.

                We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques.

                Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

                If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. The component of OCI related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income.

                Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Contractholder and Policyholder Liabilities

                Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, term life insurance, participating traditional individual life insurance, group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

                Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.

We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.

                Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.

                Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

                Participating business represented approximately 13%, 15% and 16% of our life insurance in force and 47%, 50% and 53% of the number of life insurance policies in force at December 31, 2012, 2011 and 2010, respectively. Participating business represented approximately 61%, 65% and 67% of life insurance premiums for the years ended December 31, 2012, 2011 and 2010, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we established a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

                Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue liabilities upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

                The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

                Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

                Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

                Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

                Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

                Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client's portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when earned, typically when the service is performed.

Deferred Policy Acquisition Costs

Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.

DPAC for universal life-type insurance contracts, participating life insurance policies and certain investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of EGPs or, in certain circumstances, estimated gross revenues. This amortization is adjusted in the current period when EGPs or estimated gross revenues are revised. For individual variable life insurance, individual variable annuities and group annuities that have separate account U.S. equity investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. The DPAC of nonparticipating term life insurance and individual disability policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.

DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.

Deferred Policy Acquisition Costs on Internal Replacements

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DPAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Long-Term Debt

                Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our statement of financial position.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2012 and 2011, our largest exposures to a single third-party reinsurer in our individual life insurance business was $29.7 billion and $25.3 billion of life insurance in force, representing 18% and 16% of total net individual life insurance in force, respectively. The reinsurance recoverable related to this single third party reinsurer recorded in our consolidated statements of financial position was $26.1 million and $22.6 million at December 31, 2012 and 2011, respectively.

                The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Premiums and other considerations:
Direct	$3,212.1	$2,913.3	$3,595.5
Assumed	59.3	30.1	11.9
Ceded	(336.5)	(316.9)	(307.1)
Net premiums and other considerations	$2,934.9	$2,626.5	$3,300.3

Benefits, claims and settlement expenses:
Direct	4,575.5	4,280.6	4,954.4
Assumed	157.9	96.5	56.5
Ceded	(176.8)	(342.2)	(304.4)
Net benefits, claims and settlement expenses	$4,556.6	$4,034.9	$4,706.5

Separate Accounts

                The separate account assets presented in the consolidated financial statements represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

At December 31, 2012 and December 31, 2011, the separate accounts include a separate account valued at $148.3 million and $146.5 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability to eligible participants of the qualified plan. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Income Taxes

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of our qualifying subsidiaries. In addition, we file income tax returns in all states in which we conduct business. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Goodwill and Other Intangibles

Goodwill and other intangible assets include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite‑lived intangible assets are not amortized. Rather, they are tested for impairment during the fourth quarter each year, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill is tested at the reporting unit level to which it was assigned. A reporting unit is an operating segment or a business one level below that operating segment, if financial information is prepared and regularly reviewed by management at that level. Once goodwill has been assigned to a reporting unit, it is no longer associated with a particular acquisition; therefore, all of the activities within a reporting unit, whether acquired or organically grown, are available to support the goodwill value. Impairment testing for indefinite‑lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.

                Intangible assets with a finite useful life are amortized as related benefits emerge and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.

2.  Related Party Transactions

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2012, 2011 and 2010, we received $274.0 million, $212.9 million and $210.8 million, respectively, of expense reimbursements from affiliated entities.

We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $443.7 million and $556.1 million at December 31, 2012 and 2011, respectively, and earned interest of $1.0 million, $1.4 million and $1.4 million during 2012, 2011 and 2010, respectively.

We have short-term affiliated debt and long-term affiliated debt with our parent. See Note 10, Debt, for additional information.

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $1,116.2 million and $596.0 million as of December 31, 2012 and 2011, respectively. In addition, we recognized premiums and other fees of $168.4 million, $102.6 million and $35.7 million for the years ended December 31, 2012, 2011 and 2010, respectively, associated with this agreement.  Furthermore, we recognized expenses of $377.1 million, $244.8 million and $115.2 million for the years ended December 31, 2012, 2011 and 2010, respectively, associated with this agreement.

We receive commission fees, distribution and services fees from Principal Funds for distributing proprietary products on their behalf. Furthermore, we receive management and administrative fees from Principal Funds for investments our products hold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenue was $342.1 million, $317.6 million and $282.4 million for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, we pay commission expense to affiliated registered representatives to sell proprietary products. Commission expense was $77.5 million, $72.0 million and $61.4 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

3.  Goodwill and Other Intangible Assets

Goodwill

 The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement	Principal	U.S.
	and Investor	Global	Insurance
	Services	Investors	Solutions	Consolidated
	(in millions)
Balance at January 1, 2011	$18.7	$152.5	$43.4	$214.6
Goodwill from acquisitions	—	68.0	—	68.0
Balance at December 31, 2011	18.7	220.5	43.4	282.6
Goodwill from acquisitions	—	—	10.5	10.5
Foreign currency	—	2.9	—	2.9
Balance at December 31, 2012	$18.7	$223.4	$53.9	$296.0

On September 30, 2010, we announced our decision to exit the group medical insurance business. This event constituted a substantive change in circumstances that would more likely than not reduce the fair value of our group medical insurance reporting unit below its carrying amount. Accordingly, we performed an interim goodwill impairment test as of September 30, 2010. As a result of the shortened period of projected cash flows, we determined that the goodwill related to this reporting unit within our Corporate operating segment was impaired and it was written down to a value of zero. We recorded a $43.6 million pre-tax impairment loss as an operating expense in the consolidated statements of operations during the year ended December 31, 2010.

Finite Lived Intangible Assets

Finite lived intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 15 years were as follows:

	December 31,
	2012			2011
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	value	amortization	value	value	amortization	value
	(in millions)
Total finite lived intangible assets	$99.3	$35.7	$63.6	$96.8	$34.3	$62.5

During 2012, we fully amortized other finite lived intangible assets of $5.0 million. We had no fully amortized other finite lived intangible assets in 2011 and 2010.

During 2010, we recorded a $1.6 million pre-tax impairment loss as an operating expense related to finite lived intangible assets with a gross carrying amount of $5.5 million and $3.9 million of accumulated amortization at the time of impairment resulting from our decision to exit the group medical insurance business. We had no significant impairments in 2012 and 2011.

The amortization expense for intangible assets with finite useful lives was $6.3 million, $4.7 million and $4.5 million for 2012, 2011 and 2010, respectively. At December 31, 2012, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2013	$9.3
2014	9.3
2015	7.9
2016	7.9
2017	8.0

Indefinite Lived Intangible Assets

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                The net carrying amount of unamortized indefinite lived intangible assets was $94.5 million as of both December 31, 2012 and 2011. This represents our share of the purchase price from our parent’s December 31, 2006, acquisition of WM Advisors, Inc. related to investment management contracts that are not subject to amortization. We were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition, which also included $3.2 million related to goodwill and $2.2 million related to amortizable finite lived intangible assets that were subject to a three-year amortization period.

4.  Variable Interest Entities

We have relationships with and may have a variable interest in various types of special purpose entities. Following is a discussion of our interest in entities that meet the definition of a VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. On an ongoing basis, we assess whether we are the primary beneficiary of VIEs we have relationships with.

Consolidated Variable Interest Entities

Grantor Trusts

We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term, while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificates and the residual certificates were subsequently sold to third parties. We have determined these grantor trusts are VIEs due to insufficient equity to sustain them. We determined we are the primary beneficiary as a result of our contribution of securities into the trusts and our continuing interest in the trusts.

Collateralized Private Investment Vehicles

We invest in synthetic collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities (collectively known as “collateralized private investment vehicles”). The performance of the notes of these structures is primarily linked to a synthetic portfolio by derivatives; each note has a specific loss attachment and detachment point. The notes and related derivatives are collateralized by a pool of permitted investments. The investments are held by a trustee and can only be liquidated to settle obligations of the trusts. These obligations primarily include derivatives and the notes due at maturity or termination of the trusts. We determined we are the primary beneficiary for certain of these entities because we act as the investment manager of the underlying portfolio and we have an ownership interest.

Commercial Mortgage-Backed Securities

We sold commercial mortgage loans to a real estate mortgage investment conduit trust. The trust issued various commercial mortgage-backed securities (“CMBS”) certificates using the cash flows of the underlying commercial mortgages it purchased. This is considered a VIE due to insufficient equity to sustain itself. We have determined we are the primary beneficiary as we retained the special servicing role for the assets within the trust as well as the ownership of the bond class that controls the unilateral kick out rights of the special servicer.

Hedge Funds

We are a general partner with insignificant equity ownership in various hedge funds. These entities were deemed VIEs due to the equity owners not having decision-making ability. Prior to the second quarter of 2012, we determined we were the primary beneficiary of these entities due to our control through our management relationships, related party ownership and our fee structure in certain of these funds.

In the second quarter of 2012, the hedge funds were no longer consolidated. We determined we were no longer the primary beneficiary due to the increase in external ownership in the funds. As a result of deconsolidation, total assets decreased $587.2 million and liabilities and noncontrolling interest decreased $586.1 million.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse are as follows:

		Collateralized
		private investment
	Grantor trusts	vehicles	CMBS	Hedge funds (2)	Total

	(in millions)
December 31, 2012
Fixed maturities, available-for-sale	$194.6	$—	$—	$—	$194.6
Fixed maturities, trading	—	110.4	—	—	110.4
Other investments	—	—	80.3	—	80.3
Accrued investment income	0.5	—	0.6	—	1.1
Total assets	$195.1	$110.4	$80.9	$—	$386.4
Deferred income taxes	$1.8	$—	$—	$—	$1.8
Other liabilities (1)	152.4	104.8	45.7	—	302.9
Total liabilities	$154.2	$104.8	$45.7	$—	$304.7
December 31, 2011
Fixed maturities, available-for-sale	$199.2	$15.0	$—	$—	$214.2
Fixed maturities, trading	—	132.4	—	—	132.4
Equity securities, trading	—	—	—	207.6	207.6
Other investments	—	—	97.5	0.3	97.8
Cash and cash equivalents	—	—	—	317.7	317.7
Accrued investment income	1.2	0.1	0.6	—	1.9
Premiums due and other receivables	—	—	—	39.1	39.1
Total assets	$200.4	$147.5	$98.1	$564.7	$1,010.7
Deferred income taxes	$2.2	$—	$—	$—	$2.2
Other liabilities (1)	136.9	143.8	64.5	220.0	565.2
Total liabilities	$139.1	$143.8	$64.5	$220.0	$567.4

(1)      Grantor trusts contain an embedded derivative of a forecasted transaction to deliver the underlying securities; collateralized private investment vehicles include derivative liabilities and obligation to redeem notes at maturity or termination of the trust; CMBS includes obligation to the bondholders; and hedge funds include liabilities to securities brokers.

(2)      The consolidated statements of financial position included a $343.6 million noncontrolling interest for hedge funds as of December 31, 2011.

                We did not provide financial or other support to investees designated as VIEs for the years ended December 31, 2012 and 2011.

Unconsolidated Variable Interest Entities

Invested Securities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.

VIEs include CMBS, residential mortgage-backed pass-through securities (“RMBS”) and other asset-backed securities (“ABS”). All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in any of the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

As previously discussed, we invest in several types of collateralized private investment vehicles, which are VIEs. These include cash and synthetic structures that we do not manage. We have determined we are not the primary beneficiary of these collateralized private investment vehicles primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

We have invested in various VIE trusts as a debt holder. All of these entities are classified as VIEs due to insufficient equity to sustain them. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in partnerships, some of which are classified as VIEs. The partnership returns are in the form of income tax credits and investment income. These entities are classified as VIEs as the general partner does not have an equity investment at risk in the entity. We have determined we are not the primary beneficiary because we are not the general partner, who makes all the significant decisions for the entity.

The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

		Maximum exposure to
	Asset carrying value	loss (1)

	(in millions)
December 31, 2012
Fixed maturities, available-for-sale:
Corporate	$484.8	$400.9
Residential mortgage-backed pass-through securities	3,199.7	2,997.8
Commercial mortgage-backed securities	3,897.4	4,094.8
Collateralized debt obligations	379.2	428.8
Other debt obligations	3,779.2	3,756.9
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	77.7	77.7
Commercial mortgage-backed securities	2.7	2.7
Collateralized debt obligations	56.4	56.4
Other debt obligations	2.2	2.2
Other investments:
Other limited partnership interests	136.2	136.2

December 31, 2011
Fixed maturities, available-for-sale:
Corporate	$544.0	$392.6
Residential mortgage-backed pass-through securities	3,315.7	3,130.8
Commercial mortgage-backed securities	3,413.7	3,894.3
Collateralized debt obligations	338.8	399.7
Other debt obligations	3,570.2	3,606.9
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	105.6	105.6
Commercial mortgage-backed securities	3.6	3.6
Collateralized debt obligations	51.4	51.4
Other debt obligations	49.7	49.7
Other investments:
Other limited partnership interests	122.1	122.1

(1)   Our risk of loss is limited to our initial investment measured at amortized cost for fixed maturities, available-for-sale and other investments. Our risk of loss is limited to our initial investment measured at fair value for our fixed maturities, trading.

Sponsored Investment Funds

We provide asset management and other services to certain investment structures that are considered VIEs as we generally earn management fees and in some instances performance-based fees. We are not the primary beneficiary of these entities as we do not have the obligation to absorb losses of the entities that could be potentially significant to the VIE or the right to receive benefits from these entities that could be potentially significant.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

5.  Investments

Fixed Maturities and Equity Securities

                The amortized cost, gross unrealized gains and losses, other-than-temporary impairments in AOCI and fair value of fixed maturities and equity securities available-for-sale are summarized as follows:

					Other-than-
		Gross	Gross		temporary
	Amortized	unrealized	unrealized		impairments in
	cost	gains	losses	Fair value	AOCI (1)

	(in millions)
December 31, 2012
Fixed maturities, available-for-sale:
U.S. government and agencies	$851.7	$30.8	$0.3	$882.2	$—
Non-U.S. government and agencies	545.5	117.9	—	663.4	—
States and political subdivisions	2,940.4	241.1	2.7	3,178.8	—
Corporate	28,816.1	2,875.7	275.4	31,416.4	17.1
Residential mortgage-backed pass-through securities	2,997.8	202.3	0.4	3,199.7	—
Commercial mortgage-backed securities	4,094.8	241.7	439.1	3,897.4	195.4
Collateralized debt obligations	428.8	7.0	56.6	379.2	4.3
Other debt obligations	3,756.9	73.5	51.2	3,779.2	82.8
Total fixed maturities, available-for-sale	$44,432.0	$3,790.0	$825.7	$47,396.3	$299.6
Total equity securities, available-for-sale	$129.4	$10.4	$8.5	$131.3
December 31, 2011
Fixed maturities, available-for-sale:
U.S. government and agencies	$722.3	$30.8	$—	$753.1	$—
Non-U.S. government and agencies	580.7	96.4	0.9	676.2	—
States and political subdivisions	2,670.0	218.2	5.5	2,882.7	—
Corporate	29,437.2	2,155.6	665.9	30,926.9	17.1
Residential mortgage-backed pass-through securities	3,130.8	185.6	0.7	3,315.7	—
Commercial mortgage-backed securities	3,894.3	117.0	597.6	3,413.7	168.2
Collateralized debt obligations	399.7	1.9	62.8	338.8	7.0
Other debt obligations	3,606.9	100.3	137.0	3,570.2	90.0
Total fixed maturities, available-for-sale	$44,441.9	$2,905.8	$1,470.4	$45,877.3	$282.3
Total equity securities, available-for-sale	$72.9	$7.1	$6.5	$73.5

(1)     Excludes $98.6 million and $28.9 million as of December 31, 2012 and December 31, 2011, respectively, of net unrealized gains on impaired fixed maturities, available-for-sale related to changes in fair value subsequent to the impairment date, which are included in gross unrealized gains and gross unrealized losses.

The amortized cost and fair value of fixed maturities available-for-sale at December 31, 2012, by expected maturity, were as follows:

	Amortized cost	Fair value

	(in millions)
Due in one year or less	$3,534.6	$3,589.4
Due after one year through five years	12,523.0	13,232.5
Due after five years through ten years	8,643.0	9,702.7
Due after ten years	8,453.1	9,616.2
Subtotal	33,153.7	36,140.8
Mortgage-backed and other asset-backed securities	11,278.3	11,255.5
Total	$44,432.0	$47,396.3

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Net Investment Income

                Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Fixed maturities, available-for-sale	$2,228.5	$2,342.1	$2,500.1
Fixed maturities, trading	15.1	19.4	21.1
Equity securities, available-for-sale	8.3	10.4	11.4
Equity securities, trading	2.9	1.3	0.7
Mortgage loans	588.9	593.8	630.2
Real estate	70.6	73.4	57.1
Policy loans	47.1	51.7	54.9
Cash and cash equivalents	4.9	5.6	4.8
Derivatives	(129.8)	(156.7)	(153.2)
Other	54.5	57.9	47.1
Total	2,891.0	2,998.9	3,174.2
Investment expenses	(79.2)	(80.9)	(88.4)
Net investment income	$2,811.8	$2,918.0	$3,085.8

Net Realized Capital Gains and Losses

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$26.4	$23.0	$56.9
Gross losses	(143.9)	(147.5)	(339.5)
Other-than-temporary impairment losses reclassified
to (from) OCI	17.3	(52.3)	56.1
Hedging, net	(27.5)	130.5	142.2
Fixed maturities, trading	4.9	(9.5)	7.4
Equity securities, available-for-sale:
Gross gains	0.5	2.3	8.8
Gross losses	(0.9)	(6.4)	(3.2)
Equity securities, trading	26.3	19.8	24.2
Mortgage loans	(51.0)	(42.8)	(150.7)
Derivatives	(21.7)	(159.5)	(142.0)
Other	241.7	143.7	51.4
Net realized capital gains (losses)	$72.1	$(98.7)	$(288.4)

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $1.1 billion, $0.6 billion and $1.4 billion in 2012, 2011 and 2010, respectively.

Other-Than-Temporary Impairments

We have a process in place to identify fixed maturity and equity securities that could potentially have a credit impairment that is other than temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Each reporting period, all securities are reviewed to determine whether an other-than-temporary decline in value exists and whether losses should be recognized. We consider relevant facts and circumstances in evaluating whether a credit or interest-related impairment of a security is other than temporary. Relevant facts and circumstances considered include: (1) the extent and length of time the fair value has been below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events; (4) for structured securities, the adequacy of the expected cash flows; (5) for fixed maturities, our intent to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity and (6) for equity securities, our ability and intent to hold the security for a period of time that allows for the recovery in value. To the extent we determine that a security is deemed to be other than temporarily impaired, an impairment loss is recognized.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Impairment losses on equity securities are recognized in net income and are measured as the difference between amortized cost and fair value. The way in which impairment losses on fixed maturities are recognized in the financial statements is dependent on the facts and circumstances related to the specific security. If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, we recognize an other-than-temporary impairment in net income for the difference between amortized cost and fair value. If we do not expect to recover the amortized cost basis, we do not plan to sell the security and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in OCI (“bifurcated OTTI”).

Total other-than-temporary impairment losses, net of recoveries from the sale of previously impaired securities, were as follows:

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Fixed maturities, available-for-sale	$(135.5)	$(134.5)	$(300.8)
Equity securities, available-for-sale	(0.4)	(3.8)	3.7
Total other-than-temporary impairment losses, net of recoveries from
the sale of previously impaired securities	(135.9)	(138.3)	(297.1)
Other-than-temporary impairment losses on fixed maturities,
available-for-sale reclassified to (from) OCI (1)	17.3	(52.3)	56.1
Net impairment losses on available-for-sale securities	$(118.6)	$(190.6)	$(241.0)

(1)   Represents the net impact of (a) gains resulting from reclassification of noncredit impairment losses for fixed maturities with bifurcated OTTI from net realized capital gains (losses) to OCI and (b) losses resulting from reclassification of previously recognized noncredit impairment losses from OCI to net realized capital gains (losses) for fixed maturities with bifurcated OTTI that had additional credit losses or fixed maturities that previously had bifurcated OTTI that have now been sold or are intended to be sold.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity.

The following table provides a rollforward of accumulated credit losses for fixed maturities with bifurcated credit losses. The purpose of the table is to provide detail of (1) additions to the bifurcated credit loss amounts recognized in net realized capital gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Beginning balance	$(428.0)	$(325.7)	$(204.7)
Credit losses for which an other-than-temporary impairment was
not previously recognized	(21.3)	(31.0)	(112.4)
Credit losses for which an other-than-temporary impairment was
previously recognized	(80.0)	(135.6)	(109.7)
Reduction for credit losses previously recognized on fixed maturities
now sold, paid down or intended to be sold	191.9	68.2	53.2
Reduction for credit losses previously recognized on fixed maturities
reclassified to trading (1)	—	—	44.4
Net reduction (increase) for positive changes in cash flows expected
to be collected and amortization (2)	8.4	(3.9)	3.5
Ending balance	$(329.0)	$(428.0)	$(325.7)

(1)    Fixed maturities previously classified as available-for-sale have been reclassified to trading as a result of electing the fair value option upon adoption of accounting guidance related to the evaluation of credit derivatives embedded in beneficial interests in securitized financial assets.

(2)    Amounts are recognized in net investment income.

Gross Unrealized Losses for Fixed Maturities and Equity Securities

                For fixed maturities and equity securities available-for-sale with unrealized losses, including other-than-temporary impairment losses reported in OCI, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2012
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses

	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$115.4	$0.3	$—	$—	$115.4	$0.3
States and political subdivisions	235.3	2.1	8.8	0.6	244.1	2.7
Corporate	554.3	7.2	1,692.4	268.2	2,246.7	275.4
Residential mortgage-backed pass-
through securities	70.4	0.3	2.4	0.1	72.8	0.4
Commercial mortgage-backed
securities	98.9	3.3	785.0	435.8	883.9	439.1
Collateralized debt obligations	72.2	1.0	133.8	55.6	206.0	56.6
Other debt obligations	235.6	2.0	414.9	49.2	650.5	51.2
Total fixed maturities, available-for-sale	$1,382.1	$16.2	$3,037.3	$809.5	$4,419.4	$825.7
Total equity securities, available-for-sale	$5.8	$0.1	$52.9	$8.4	$58.7	$8.5

Our consolidated portfolio consists of fixed maturities where 71% were investment grade (rated AAA through BBB-) with an average price of 84 (carrying value/amortized cost) at December 31, 2012. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2012, due to a tightening of credit spreads, primarily in the corporate and commercial mortgage-backed securities sectors.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 224  securities with a carrying value of $1,382.1 million and unrealized losses of $16.2 million reflecting an average price of 99  at December 31, 2012. Of this portfolio, 89% was investment grade (rated AAA through BBB-) at December 31, 2012, with associated unrealized losses of $13.3 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 488  securities with a carrying value of $3,037.3 million and unrealized losses of $809.5 million. The average rating of this portfolio was BBB- with an average price of 79  at December 31, 2012. Of the $809.5 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $435.8 million in unrealized losses with an average price of 64 and an average credit rating of BB+. The remaining unrealized losses consist primarily of $268.1 million within the corporate sector at December 31, 2012. The average price of the corporate sector was 86  and the average credit rating was BBB. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2012.

	December 31, 2011
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses

	(in millions)
Fixed maturities, available-for-sale:
Non-U.S. governments	$39.9	$0.9	$—	$—	$39.9	$0.9
States and political subdivisions	5.7	0.1	51.7	5.4	57.4	5.5
Corporate	3,026.5	124.5	2,340.3	541.4	5,366.8	665.9
Residential mortgage-backed pass-
through securities	77.8	0.5	3.7	0.2	81.5	0.7
Commercial mortgage-backed
securities	608.4	57.3	858.9	540.3	1,467.3	597.6
Collateralized debt obligations	107.2	2.5	204.4	60.3	311.6	62.8
Other debt obligations	708.1	13.0	508.1	124.0	1,216.2	137.0
Total fixed maturities, available-for-sale	$4,573.6	$198.8	$3,967.1	$1,271.6	$8,540.7	$1,470.4
Total equity securities, available-for-sale	$14.3	$3.2	$15.6	$3.3	$29.9	$6.5

Our consolidated portfolio consists of fixed maturities where 76% were investment grade (rated AAA through BBB-) with an average price of 85 (carrying value/amortized cost) at December 31, 2011. Gross unrealized losses in our fixed maturities portfolio increased slightly during the year ended December 31, 2011, due to a widening of credit spreads primarily in the corporate and commercial mortgage-backed securities sectors.

                For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 477 securities with a carrying value of $4,573.6 million and unrealized losses of $198.8 million reflecting an average price of 96 at December 31, 2011. Of this portfolio, 86% was investment grade (rated AAA through BBB-) at December 31, 2011, with associated unrealized losses of $128.5 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 628 securities with a carrying value of $3,967.1 million and unrealized losses of $1,271.6 million. The average rating of this portfolio was BBB with an average price of 76 at December 31, 2011. Of the $1,271.6 million in unrealized losses, the commercial mortgage-backed securities sector accounts for $540.3 million in unrealized losses with an average price of 61 and an average credit rating of BBB-. The remaining unrealized losses consist primarily of $541.4 million within the corporate sector at December 31, 2011. The average price of the corporate sector was 81 and the average credit rating was BBB. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Because we expected to recover our amortized cost, it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be maturity, we did not consider these investments to be other-than-temporarily impaired at December 31, 2011.

Net Unrealized Gains and Losses on Available-for-Sale Securities and Derivative Instruments

                The net unrealized gains and losses on investments in fixed maturities available-for-sale, equity securities available-for-sale and derivative instruments are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments net of adjustments related to DPAC, sales inducements, unearned revenue reserves, changes in policyholder liabilities and applicable income taxes was as follows:

	December 31, 2012	December 31, 2011

	(in millions)
Net unrealized gains on fixed maturities, available-for-sale (1)	$3,300.4	$1,717.7
Noncredit component of impairment losses on fixed maturities, available-for-sale	(299.6)	(282.3)
Net unrealized gains on equity securities, available-for-sale	1.9	0.6
Adjustments for assumed changes in amortization patterns	(515.2)	(376.1)
Adjustments for assumed changes in policyholder liabilities	(990.3)	(278.0)
Net unrealized gains on derivative instruments	148.4	176.8
Net unrealized gains on equity method subsidiaries and noncontrolling interest
adjustments	91.3	88.3
Provision for deferred income taxes	(607.7)	(369.4)
Net unrealized gains on available-for-sale securities and derivative instruments	$1,129.2	$677.6

(1)   Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Mortgage Loans

                Mortgage loans consist of commercial and residential mortgage loans. We evaluate risks inherent in our commercial mortgage loans in two classes: (1) brick and mortar property loans, where we analyze the property's rent payments as support for the loan, and (2) credit tenant loans (“CTL”), where we rely on the credit analysis of the tenant for the repayment of the loan. We evaluate risks inherent in our residential mortgage loan portfolio in two classes: (1) home equity mortgages and (2) first lien mortgages. The carrying amount of our mortgage loan portfolio was as follows:

	December 31, 2012	December 31, 2011

	(in millions)

Commercial mortgage loans	$10,219.5	$9,450.8
Residential mortgage loans	702.1	782.0
Total amortized cost	10,921.6	10,232.8

Valuation allowance	(96.2)	(100.8)
Total carrying value	$10,825.4	$10,132.0

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. We purchased $62.3 million, $2.2 million and $0.0 million of residential mortgage loans in 2012, 2011 and 2010, respectively. We purchased $149.1 million, $50.3 million and $0.0 million of commercial mortgage loans in 2012, 2011 and 2010, respectively. We sold $31.1 million, $0.0 million and $34.1 million commercial mortgage loans in 2012, 2011 and 2010, respectively.

Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on fully or near fully leased properties. Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	December 31, 2012		December 31, 2011

	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total

	(in millions)
Geographic distribution
New England	$536.6	5.3%	$454.0	4.8%
Middle Atlantic	2,233.4	21.9	1,744.4	18.5
East North Central	635.6	6.2	774.8	8.2
West North Central	377.3	3.7	407.8	4.3
South Atlantic	2,135.0	20.9	2,099.8	22.2
East South Central	244.8	2.4	231.8	2.4
West South Central	767.9	7.5	648.6	6.9
Mountain	726.6	7.1	643.2	6.8
Pacific	2,562.3	25.0	2,446.4	25.9
Total	$10,219.5	100.0%	$9,450.8	100.0%

Property type distribution
Office	$3,078.8	30.1%	$2,753.8	29.1%
Retail	2,928.3	28.6	2,580.2	27.3
Industrial	1,765.5	17.3	2,070.7	21.9
Apartments	1,685.9	16.5	1,242.9	13.2
Hotel	445.8	4.4	467.7	4.9
Mixed use/other	315.2	3.1	335.5	3.6
Total	$10,219.5	100.0%	$9,450.8	100.0%

Our residential mortgage loan portfolio is composed of home equity mortgages with an amortized cost of $495.7 million and $611.0 million and first lien mortgages with an amortized cost of $206.4 million and $171.0 million as of December 31, 2012 and December 31, 2011, respectively. Our residential home equity mortgages are generally second lien mortgages comprised of closed-end loans and lines of credit.

Mortgage Loan Credit Monitoring

Commercial Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The model stresses expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of a Standard & Poor’s (“S&P”) bond equivalent rating. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downwards with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention than other loans in our portfolio are identified and placed on an internal “watch list”. Among the criteria that would indicate a potential problem are imbalances in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

The amortized cost of our commercial mortgage loan portfolio by credit risk, as determined by our internal rating system expressed in terms of an S&P bond equivalent rating, was as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	December 31, 2012
	Brick and mortar	CTL	Total

	(in millions)
A- and above	$7,255.0	$231.3	$7,486.3
BBB+ thru BBB-	1,792.6	294.9	2,087.5
BB+ thru BB-	266.8	1.6	268.4
B+ and below	375.0	2.3	377.3
Total	$9,689.4	$530.1	$10,219.5

	December 31, 2011
	Brick and mortar	CTL	Total

	(in millions)
A- and above	$5,680.0	$308.6	$5,988.6
BBB+ thru BBB-	2,105.7	238.8	2,344.5
BB+ thru BB-	403.7	16.4	420.1
B+ and below	691.8	5.8	697.6
Total	$8,881.2	$569.6	$9,450.8

Residential Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

The amortized cost of our performing and non-performing residential mortgage loans were as follows:

	December 31, 2012
	Home equity	First liens	Total

	(in millions)
Performing	$472.6	$197.2	$669.8
Nonperforming	23.1	9.2	32.3
Total	$495.7	$206.4	$702.1

	December 31, 2011
	Home equity	First liens	Total

	(in millions)
Performing	$597.8	$160.1	$757.9
Nonperforming	13.2	10.9	24.1
Total	$611.0	$171.0	$782.0

Non-Accrual Mortgage Loans

Commercial and residential mortgage loans are placed on non-accrual status if we have concern regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

The amortized cost of mortgage loans on non-accrual status were as follows:

	December 31, 2012	December 31, 2011

	(in millions)
Commercial:
Brick and mortar	$44.5	$46.8
Residential:
Home equity	23.1	13.2
First liens	9.1	10.8
Total	$76.7	$70.8

The aging of mortgage loans, based on amortized cost, were as follows:

	December 31, 2012

			90 days or
	30-59 days	60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans

	(in millions)
Commercial-brick and mortar	$32.8	$13.7	$—	$46.5	$9,642.9	$9,689.4
Commercial-CTL	—	—	—	—	530.1	530.1
Residential-home equity	5.7	2.8	3.9	12.4	483.3	495.7
Residential-first liens	1.5	0.4	7.7	9.6	196.8	206.4
Total	$40.0	$16.9	$11.6	$68.5	$10,853.1	$10,921.6

	December 31, 2011

			90 days or
	30-59 days	60-89 days	more past	Total past
	past due	past due	due	due	Current	Total loans

	(in millions)
Commercial-brick and mortar	$61.4	$4.4	$22.5	$88.3	$8,792.9	$8,881.2
Commercial-CTL	—	—	—	—	569.6	569.6
Residential-home equity	7.8	2.6	6.2	16.6	594.4	611.0
Residential-first liens	1.3	1.3	9.8	12.4	158.6	171.0
Total	$70.5	$8.3	$38.5	$117.3	$10,115.5	$10,232.8

We did not have any mortgage loans that were 90 days or more past due and still accruing interest as of either December 31, 2012 or December 31, 2011.

Mortgage Loan Valuation Allowance

                We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio. The valuation allowance includes loan specific reserves for loans that are deemed to be impaired as well as reserves for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value reduced by the cost to sell. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on loans deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance provision is included in net realized capital gains (losses) on our consolidated statements of operations.

                The valuation allowance is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, portfolio delinquency information, underwriting standards, peer group information, current economic conditions, loss experience and other relevant factors. The evaluation of our impaired loan component is subjective, as it requires the estimation of timing and amount of future cash flows expected to be received on impaired loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

We review our commercial mortgage loan portfolio and analyze the need for a valuation allowance for any loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently has a valuation allowance. In addition to establishing allowance levels for specifically identified impaired commercial mortgage loans, management determines an allowance for all other loans in the portfolio for which historical experience and current economic conditions indicate certain losses exist. These loans are segregated by major product type and/or risk level with an estimated loss ratio applied against each product type and/or risk level. The loss ratio is generally based upon historic loss experience for each loan type as adjusted for certain environmental factors management believes to be relevant.

For our residential mortgage loan portfolio, we separate the loans into several homogeneous pools, each of which consist of loans of a similar nature including but not limited to loans similar in collateral, term and structure and loan purpose or type. We evaluate loan pools based on aggregated risk ratings, estimated specific loss potential in the different classes of credits, and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral, and concentrations. Residential mortgage loan pools exclude loans that have been restructured or impaired, as those loans are evaluated individually.

A rollforward of our valuation allowance and ending balances of the allowance and loan balance by basis of impairment method was as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	Commercial	Residential	Total

	(in millions)
For the year ended December 31, 2012
Beginning balance	$64.8	$36.0	$100.8
Provision	13.5	39.9	53.4
Charge-offs	(26.7)	(35.1)	(61.8)
Recoveries	0.2	3.6	3.8
Ending balance	$51.8	$44.4	$96.2
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$2.4	$9.8	$12.2
Collectively evaluated for impairment	49.4	34.6	84.0
Allowance ending balance	$51.8	$44.4	$96.2
Loan balance by basis of impairment method:
Individually evaluated for impairment	$13.6	$37.5	$51.1
Collectively evaluated for impairment	10,205.9	664.6	10,870.5
Loan ending balance	$10,219.5	$702.1	$10,921.6

For the year ended December 31, 2011
Beginning balance	$80.6	$37.7	$118.3
Provision	17.0	28.5	45.5
Charge-offs	(32.9)	(33.4)	(66.3)
Recoveries	0.1	3.2	3.3
Ending balance	$64.8	$36.0	$100.8
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$16.3	$2.4	$18.7
Collectively evaluated for impairment	48.5	33.6	82.1
Allowance ending balance	$64.8	$36.0	$100.8
Loan balance by basis of impairment method:
Individually evaluated for impairment	$114.0	$24.2	$138.2
Collectively evaluated for impairment	9,336.8	757.8	10,094.6
Loan ending balance	$9,450.8	$782.0	$10,232.8

For the year ended December 31, 2010
Beginning balance	$132.5	$28.8	$161.3
Provision	54.1	97.5	151.6
Charge-offs	(106.0)	(89.7)	(195.7)
Recoveries	—	1.1	1.1
Ending balance	$80.6	$37.7	$118.3
Allowance ending balance by basis of impairment method:
Individually evaluated for impairment	$9.1	$3.0	$12.1
Collectively evaluated for impairment	71.5	34.7	106.2
Allowance ending balance	$80.6	$37.7	$118.3
Loan balance by basis of impairment method:
Individually evaluated for impairment	$29.8	$16.1	$45.9
Collectively evaluated for impairment	9,650.4	899.1	10,549.5
Loan ending balance	$9,680.2	$915.2	$10,595.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Impaired Mortgage Loans

Impaired mortgage loans are loans with a related specific valuation allowance, loans whose carrying amount has been reduced to the expected collectible amount because the impairment has been considered other than temporary or a loan modification has been classified as a TDR. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal or according to the contractual terms of the loan. Our recorded investment in and unpaid principal balance of impaired loans along with the related loan specific allowance for losses, if any, and the average recorded investment and interest income recognized during the time the loans were impaired were as follows:

	December 31, 2012
		Unpaid
	Recorded	principal	Related
	investment	balance	allowance

	(in millions)
With no related allowance recorded:
Commercial-brick and mortar	$22.9	$25.3	$—
Residential-first liens	9.7	6.6	—
With an allowance recorded:
Commercial-brick and mortar	4.4	4.4	2.4
Residential-home equity	20.8	20.7	9.1
Residential-first liens	7.1	6.9	0.7
Total:
Commercial	$27.3	$29.7	$2.4
Residential	$37.6	$34.2	$9.8

	December 31, 2011
		Unpaid
	Recorded	principal	Related
	investment	balance	allowance

	(in millions)
With no related allowance recorded:
Commercial-brick and mortar	$—	$0.3	$—
Residential-first liens	4.4	4.2	—
With an allowance recorded:
Commercial-brick and mortar	114.0	114.0	16.3
Residential-home equity	14.5	14.2	1.9
Residential-first liens	5.3	5.3	0.5
Total:
Commercial	$114.0	$114.3	$16.3
Residential	$24.2	$23.7	$2.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	Average
	recorded	Interest income
	investment	recognized

	(in millions)
For the year ended December 31, 2012
With no related allowance recorded:
Commercial-brick and mortar	$11.4	$2.6
Residential-first liens	7.0	—
With an allowance recorded:
Commercial-brick and mortar	15.3	0.2
Residential-home equity	17.7	0.9
Residential-first liens	6.2	0.1
Total:
Commercial	$26.7	$2.8
Residential	$30.9	$1.0

For the year ended December 31, 2011
With no related allowance recorded:
Commercial-brick and mortar	$11.3	$0.9
Residential-first liens	4.4	—
With an allowance recorded:
Commercial-brick and mortar	79.0	1.0
Residential-home equity	12.6	0.8
Residential-first liens	5.6	0.2
Total:
Commercial	$90.3	$1.9
Residential	$22.6	$1.0

For the year ended December 31, 2010
With no related allowance recorded:
Commercial-brick and mortar	$13.4	$1.1
Residential-first liens	5.3	—
With an allowance recorded:
Commercial-brick and mortar	77.2	1.8
Residential-home equity	12.2	—
Residential-first liens	11.7	—
Total:
Commercial	$90.6	$2.9
Residential	$29.2	$—

Mortgage Loan Modifications

                Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a TDR has occurred. The commercial mortgage loan TDRs were modified to delay or reduce principal payments and to increase, reduce or delay interest payments. For these TDR assessments, we have determined the loan rates are now considered below market based on current circumstances. The commercial mortgage loan modifications resulted in delayed cash receipts and a decrease in interest income. The residential mortgage loan TDRs include modifications of interest-only payment periods, delays in principal balloon payments, and interest rate reductions. Residential mortgage loan modifications resulted in delayed or decreased cash receipts and a decrease in interest income.

The following table includes information about outstanding loans that were modified and met the criteria of a TDR during the periods indicated. In addition, the table includes information for loans that were modified and met the criteria of a TDR within the past twelve months that were in payment default during the periods indicated:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	For the year ended December 31, 2012
	TDRs		TDRs in payment default

	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment

		(in millions)		(in millions)
Commercial-brick and mortar	2	$18.0	1	$13.7
Residential-home equity	324	15.0	12	—
Residential-first liens	12	2.1	—	—
Total	338	$35.1	13	$13.7

	For the year ended December 31, 2011
	TDRs		TDRs in payment default

	Number of	Recorded	Number of	Recorded
	contracts	investment	contracts	investment

		(in millions)		(in millions)
Commercial-brick and mortar	1	$4.4	1	$4.4
Residential-home equity	151	7.9	6	—
Residential-first liens	7	1.6	1	0.3
Total	159	$13.9	8	$4.7

Commercial mortgage loans that have been designated as a TDR have been previously reserved in the mortgage loan valuation allowance to the estimated fair value of the underlying collateral reduced by the cost to sell.

Residential mortgage loans that have been designated as a TDR are specifically reserved for in the mortgage loan valuation allowance if losses result from the modification. Residential mortgage loans that have defaulted or have been discharged through bankruptcy are reduced to the expected collectible amount.

Real Estate

                Depreciation expense on invested real estate was $45.1 million, $41.4 million and $41.2 million in 2012, 2011 and 2010, respectively. Accumulated depreciation was $332.8 million and $361.8 million as of December 31, 2012 and 2011, respectively.

Other Investments

                Other investments include minority interests in unconsolidated entities, domestic and international joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

	December 31,
	2012	2011

	(in millions)

Total assets	$8,296.1	$8,331.5
Total liabilities	2,926.2	3,812.0
Total equity	$5,369.9	$4,519.5
Net investment in unconsolidated entities	$375.8	$251.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	For the year ended December 31,

	2012	2011	2010

	(in millions)
Total revenues	$844.0	$2,106.1	$3,076.1
Total expenses	421.9	1,723.3	2,782.7
Net income	392.1	377.4	269.8
Our share of net income of unconsolidated entities	31.5	34.0	28.9

Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are also carried at fair value and reported as a component of other investments, with changes in fair value included in net realized capital gains (losses) on our consolidated statements of operations.

Securities Posted as Collateral

                We posted $1,540.0 million in fixed maturities, available-for-sale securities at December 31, 2012, to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements and our obligation under funding agreements with the Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, we posted $2,063.4 million in commercial mortgage loans as of December 31, 2012, to satisfy collateral requirements associated with our obligation under funding agreements with the FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as fixed maturities, available-for-sale and mortgage loans, respectively, on our consolidated statements of financial position.

6. Derivative Financial Instruments

                Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication strategies.

Types of Derivative Instruments

Interest Rate Contracts

Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

Interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We have entered into interest rate collars whereby we receive amounts if a specified market rate falls below a floor strike interest rate, and we pay if a specified market rate exceeds a cap strike interest rate. We use interest rate collars to manage interest rate risk related to guaranteed minimum interest rate liabilities in our individual annuities contracts.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

A swaption is an option to enter into an interest rate swap at a future date. We purchase swaptions to offset or modify existing exposures. Swaptions provide us the benefit of the agreed-upon strike rate if the market rates for liabilities are higher, with the flexibility to enter into the current market rate swap if the market rates for liabilities are lower. Swaptions not only hedge against the downside risk, but also allow us to take advantage of any upside benefits.

In exchange‑traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange‑traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange‑traded futures to reduce market risks from changes in interest rates and to alter mismatches between the assets in a portfolio and the liabilities supported by those assets.

Foreign Exchange Contracts

Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements we issue and foreign currency-denominated fixed maturities we invest in. We may use currency swaps to hedge foreign currency risk.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock. We use various derivatives to manage our exposure to equity risk, which arises from products in which the interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

We may sell an investment-type insurance contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. We purchase equity call spreads to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. We use exchange-traded futures and equity put options to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained. The premium associated with certain options is paid quarterly over the life of the option contract.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name's credit spread at the time the agreement is executed. In cases where we sell protection, we also buy a quality cash bond to match against the credit default swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the credit default swap.

Total return swaps are contracts in which we agree with other parties to exchange, at specified intervals, an amount determined by the difference between the previous price and the current price of a reference asset based upon an agreed upon notional principal amount plus an additional amount determined by the financing spread.  We currently use total return swaps referencing asset is an equity indices to hedge our portfolio from potential credit losses related to systemic events.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Other Contracts

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We sell investment-type insurance contracts in which the return is tied to an external equity index or a leveraged inflation index. We economically hedge the risk associated with these investment-type insurance contracts.

We offer group benefit plan contracts that have guaranteed separate accounts as an investment option.

We have structured investment relationships with trusts we have determined to be VIEs, which are consolidated in our financial statements. The notes issued by these trusts include obligations to deliver an underlying security to residual interest holders and the obligations contain an embedded derivative of the forecasted transaction to deliver the underlying security.

We have fixed deferred annuities that credit interest based on changes in an external equity index. We also have certain variable annuity products with a GMWB rider, which provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. Declines in the equity markets may increase our exposure to benefits under contracts with the GMWB. We economically hedge the exposure in these annuity contracts, as previously explained.

Exposure

                Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

                Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements.

We posted $296.3 million and $502.4 million in cash and securities under collateral arrangements as of December 31, 2012 and December 31, 2011, respectively, to satisfy collateral requirements associated with our derivative credit support agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the rating on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2012 and December 31, 2011, was $1,204.0 million and $1,483.7 million, respectively. With respect to these derivatives, we posted collateral of $296.3 million and $502.4 million as of December 31, 2012 and December 31, 2011, respectively, in the normal course of business, which reflects netting under derivative credit support annex agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2012, we would be required to post an additional $79.7 million of collateral to our counterparties.

As of December 31, 2012 and December 31, 2011, we had received $192.4 million and $225.5 million, respectively, of cash collateral associated with our derivative credit support annex agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2012	December 31, 2011

	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$18,371.2	$19,488.3
Interest rate collars	500.0	500.0
Swaptions	325.0	68.5
Futures	82.0	484.2
Foreign exchange contracts:
Foreign currency swaps	3,373.6	3,844.3
Equity contracts:
Options	1,811.8	1,608.4
Futures	373.6	270.3
Credit contracts:
Credit default swaps	1,378.3	1,374.3
Total return swaps	100.0	15.0
Other contracts:
Embedded derivative financial instruments	5,344.7	4,394.3
Total notional amounts at end of period	$31,660.2	$32,047.6

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$683.9	$752.2
Interest rate collars	48.5	38.5
Swaptions	0.7	—
Foreign exchange contracts:
Foreign currency swaps	246.8	305.5
Equity contracts:
Options	74.3	120.3
Credit contracts:
Credit default swaps	6.8	12.8
Total gross credit exposure	1,061.0	1,229.3
Less: collateral received	232.6	225.5
Net credit exposure	$828.4	$1,003.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

	(in millions)
Derivatives designated as hedging
instruments
Interest rate contracts	$10.3	$0.2	$440.5	$500.9
Foreign exchange contracts	190.0	267.2	127.2	158.4
Total derivatives designated as hedging
instruments	$200.3	$267.4	$567.7	$659.3

Derivatives not designated as hedging
instruments
Interest rate contracts	$677.1	$731.0	$493.4	$651.3
Foreign exchange contracts	32.5	23.9	10.1	35.1
Equity contracts	74.3	120.3	27.6	0.8
Credit contracts	6.8	12.8	96.5	169.7
Other contracts	—	—	305.4	312.0
Total derivatives not designated as hedging
instruments	790.7	888.0	933.0	1,168.9

Total derivative instruments	$991.0	$1,155.4	$1,500.7	$1,828.2

(1)  The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.

(2)  The fair value of derivative liabilities is reported with other liabilities on the consolidated statement of financial position, with the exception of certain embedded derivative liabilities. Embedded derivative liabilities with a fair value of $148.1 million and $171.8 million as of December 31, 2012 and December 31, 2011, respectively, are reported with contractholder funds on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. The majority of our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps”). The remainder of our credit derivatives reference either a basket or index of securities. These instruments are either referenced in an over-the-counter credit derivative transaction, or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also have purchased credit protection with identical underlyings to certain of our sold protection transactions. The effect of this purchased protection would reduce our total maximum future payments by $15.0 million as of December 31, 2012 and $20.0 million as of December 31, 2011. These purchased credit derivative transactions had a net asset (liability) fair value of $0.2 million as of December 31, 2012 and zero as of December 31, 2011. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

We purchased certain investment structures with embedded credit features that are fully consolidated into our financial statements. This consolidation results in recognition of the underlying credit derivatives and collateral within the structure, typically high quality fixed maturities that are owned by a special purpose vehicle. These credit derivatives reference a single name or several names in a basket structure. In the event of default, the collateral within the structure would typically be liquidated to pay the claims of the credit derivative counterparty.

The following tables show our credit default swap protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	December 31, 2012
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)

	(in millions)
Single name credit default swaps
Corporate debt
AA	$70.0	$(0.2)	$70.0	2.5
A	572.0	2.4	572.0	2.4
BBB	200.0	(1.6)	200.0	3.0
Structured finance
Near default	11.1	(11.0)	11.1	8.5
Total single name credit default swaps	853.1	(10.4)	853.1	2.6

Basket and index credit default swaps
Corporate debt
Near default	110.4	(65.2)	110.4	4.2
Government/municipalities
AA	30.0	(7.3)	30.0	4.7
Structured finance
BBB	25.0	(5.6)	25.0	4.5
Total basket and index credit default swaps	165.4	(78.1)	165.4	4.4
Total credit default swap protection sold	$1,018.5	$(88.5)	$1,018.5	2.9

	December 31, 2011
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)

	(in millions)
Single name credit default swaps
Corporate debt
AA	$85.0	$(1.0)	$85.0	4.0
A	483.0	(1.4)	483.0	2.5
BBB	110.0	(0.3)	110.0	1.7
CCC	10.0	(0.1)	10.0	0.2
Structured finance
C	10.0	(8.9)	10.0	10.1
Near default	12.9	(12.8)	12.9	1.2
Total single name credit default swaps	710.9	(24.5)	710.9	2.6

Basket and index credit default swaps
Corporate debt
CCC	132.4	(104.7)	132.4	5.2
CC	15.0	(14.8)	15.0	1.0
Government/municipalities
A	40.0	(10.5)	40.0	4.4
Structured finance
BBB	25.0	(11.0)	25.0	5.5
Total basket and index credit default swaps	212.4	(141.0)	212.4	4.8
Total credit default swap protection sold	$923.3	$(165.5)	$923.3	3.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

We also have invested in fixed maturities classified as available-for-sale that contain credit default swaps that do not require bifurcation and fixed maturities classified as trading that contain credit default swaps. These securities are subject to the credit risk of the issuer, normally a special purpose vehicle, which consists of the underlying credit default swaps and high quality fixed maturities that serve as collateral. A default event occurs if the cumulative losses exceed a specified attachment point, which is typically not the first loss of the portfolio. If a default event occurs that exceeds the specified attachment point, our investment may not be fully returned. We would have no future potential payments under these investments. The following tables show, by the types of referenced/underlying asset class and external rating, our fixed maturities with embedded credit derivatives.

	December 31, 2012
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)

	(in millions)
Corporate debt
BBB	$20.5	$20.5	4.0
B	25.0	24.9	0.5
Total corporate debt	45.5	45.4	2.1

Structured finance
AA	4.6	4.6	17.0
BB	39.6	37.5	2.9
B	4.0	4.0	4.4
CCC	17.7	17.7	6.4
Total structured finance	65.9	63.8	4.9
Total fixed maturities with credit derivatives	$111.4	$109.2	3.8

	December 31, 2011
			Weighted
			average
	Amortized	Carrying	expected life
	cost	value	(in years)

	(in millions)
Corporate debt
BB	$14.7	$14.7	5.0
CCC	25.0	20.8	1.5
CC	3.7	0.7	4.0
Total corporate debt	43.4	36.2	2.9

Structured finance
AA	9.3	9.3	6.4
BBB	27.4	24.5	4.5
BB	15.0	13.9	2.5
B	11.2	11.2	5.4
CCC	3.5	3.6	4.8
CC	0.7	0.7	5.3
C	0.2	0.1	8.2
Near default	0.2	0.2	4.7
Total structured finance	67.5	63.5	4.5
Total fixed maturities with credit derivatives	$110.9	$99.7	3.9

Fair Value Hedges

                We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.

We have sold callable investment-type insurance contracts and used cancellable interest rate swaps to hedge the changes in fair value of the callable feature.

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

Hedge effectiveness testing for fair value relationships is performed utilizing a regression analysis approach for both prospective and retrospective evaluations. This regression analysis will consider multiple data points for the assessment that the hedge continues to be highly effective in achieving offsetting changes in fair value. In certain periods, the comparison of the change in value of the derivative and the change in the value of the hedged item may not be offsetting at a specific period in time due to small movements in value. However, any amounts recorded as fair value hedges have shown to be highly effective in achieving offsetting changes in fair value both for present and future periods.

The following table shows the effect of derivatives in fair value hedging relationships and the related hedged items on the consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.

	Amount of gain (loss)				Amount of gain (loss)
	recognized in net income on				recognized in net income on
	derivatives for the year			Hedged items in fair	related hedged item for the year ended
Derivatives in fair value	ended December 31, (1)			fair value hedging	December 31, (1)

hedging relationships	2012	2011	2010	relationships	2012	2011	2010

	(in millions)				(in millions)
				Fixed maturities,
Interest rate contracts	$38.6	$(108.5)	$(100.2)	available-for-sale	$(34.1)	$105.4	$106.4
				Investment-type
Interest rate contracts	—	(2.2)	(19.2)	insurance contracts	—	2.4	20.6
Foreign exchange				Fixed maturities,
contracts	0.7	1.1	6.9	available-for-sale	0.4	(1.3)	(5.6)
Foreign exchange				Investment-type
contracts	9.3	(25.6)	(23.3)	insurance contracts	(12.6)	25.7	18.1
Total	$48.6	$(135.2)	$(135.8)	Total	$(46.3)	$132.2	$139.5

(1)   The gain (loss) on both derivatives and hedged items in fair value relationships is reported in net realized capital gains (losses) on the consolidated statements of operations. The net amount represents the ineffective portion of our fair value hedges.

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in fair value hedging relationships.

	Amount of gain (loss) for the year
	ended December 31,

Hedged Item	2012	2011	2010

	(in millions)
Fixed maturities, available-for-sale (1)	$(134.3)	$(158.9)	$(161.9)
Investment-type insurance contracts (2)	37.1	44.0	76.3

(1)     Reported in net investment income on the consolidated statements of operations.

(2)     Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

Cash Flow Hedges

                We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 7.5 years. At December 31, 2012, we had $120.6 million of net gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from OCI into net income. No amounts were reclassified from AOCI into net realized capital gains (losses) as a result of the determination that hedged cash flows were probable of not occurring during the years ended December 31, 2012, 2011 and 2010.

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of operations and consolidated statements of financial position.  All gains or losses on derivatives were included in the assessment of hedge effectiveness.

		Amount of gain (loss)				Amount of gain (loss)
		recognized in AOCI on				reclassified from AOCI on
Derivatives in		derivatives (effective portion)			Location of gain (loss)	derivatives (effective portion)
cash flow		for the year ended			reclassified from	for the year ended
hedging	Related	December 31,			AOCI into net income	December 31,

relationships	hedged item	2012	2011	2010	(effective portion)	2012	2011	2010

		(in millions)				(in millions)
Interest rate	Fixed maturities,				Net investment
contracts	available-for-sale	$16.2	$107.1	$(18.1)	income	$8.9	$7.2	$7.1
					Net realized capital
					gains	—	(0.2)	8.0
Interest rate	Investment-type				Benefits, claims and
contracts	insurance contracts	2.5	(1.0)	18.4	settlement expenses	—	(0.8)	(0.8)
Interest rate
Foreign exchange	Fixed maturities,				Net realized capital
contracts	available-for-sale	(27.9)	29.9	136.7	losses	(6.4)	(20.4)	(41.6)
					Net investment
Foreign exchange	Investment-type				Benefits, claims and
contracts	insurance contract	7.6	12.8	(24.0)	settlement expenses	—	(1.7)	(6.1)
					Net realized capital
					losses	—	—	(0.7)
Total		$(1.6)	$148.8	$113.0	Total	$2.5	$(15.9)	$(34.1)

The following table shows the periodic settlements on interest rate contracts and foreign exchange contracts in cash flow hedging relationships.

	Amount of gain (loss) for the year
	ended December 31,

Hedged Item	2012	2011	2010

	(in millions)
Fixed maturities, available-for-sale (1)	$8.0	$9.3	$11.1
Investment-type insurance contracts (2)	(13.4)	(13.1)	(12.5)

(1)   Reported in net investment income on the consolidated statements of operations.

(2)   Reported in benefits, claims and settlement expenses on the consolidated statements of operations.

The ineffective portion of our cash flow hedges is reported in net realized capital gains (losses) on the consolidated statements of operations. The net gain resulting from the ineffective portion of foreign currency contracts in cash flow hedging relationships was $0.5 million, $0.5 million and $1.0 million for the year ended December 31, 2012, 2011 and 2010, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

We expect to reclassify net gains of $6.0 million from AOCI into net income in the next 12 months, which includes both net deferred gains on discontinued hedges and net losses on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Derivatives Not Designated as Hedging Instruments

                Our use of futures, certain swaptions and swaps, collars and options are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations. Gains and losses on certain derivatives used in relation to certain trading portfolios are reported in net investment income on the consolidated statements of operations.

The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,

Derivatives not designated as hedging instruments	2012	2011	2010

	(in millions)
Interest rate contracts	$(7.7)	$133.7	$45.3
Foreign exchange contracts	40.0	(22.9)	(79.6)
Equity contracts	(100.5)	55.3	(24.0)
Credit contracts	12.0	(10.9)	5.3
Other contracts	35.7	(190.4)	(1.2)
Total	$(20.5)	$(35.2)	$(54.2)

7.  Closed Block

                In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.

                Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

                A policyholder dividend obligation (“PDO”) is required to be established for earnings in the Closed Block that are not available to PFG stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block, adjusted to eliminate the impact of related amounts in AOCI.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2012 and 2011, cumulative actual earnings have been less than cumulative expected earnings. However, cumulative net unrealized gains were greater than expected, resulting in the recognition of a PDO of $131.0 million and $3.1 million as of December 31, 2012 and 2011, respectively.

                Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2012	December 31, 2011

	(in millions)
Closed Block liabilities
Future policy benefits and claims	$4,664.5	$4,829.6
Other policyholder funds	10.7	11.2
Policyholder dividends payable	280.6	292.6
Policyholder dividends obligation	131.0	3.1
Other liabilities	31.3	32.6
Total Closed Block liabilities	5,118.1	5,169.1

Assets designated to the Closed Block
Fixed maturities, available-for-sale	2,735.1	2,744.7
Fixed maturities, trading	17.0	23.2
Equity securities, available-for-sale	5.5	6.1
Mortgage loans	719.4	691.0
Policy loans	665.5	697.7
Other investments	158.0	172.5
Total investments	4,300.5	4,335.2
Cash and cash equivalents	51.3	3.0
Accrued investment income	52.5	59.6
Premiums due and other receivables	13.2	13.8
Deferred tax asset	39.2	38.7
Total assets designated to the Closed Block	4,456.7	4,450.3
Excess of Closed Block liabilities over assets designated to the Closed Block	661.4	718.8
Amounts included in accumulated other comprehensive income	62.4	68.2
Maximum future earnings to be recognized from Closed Block assets and liabilities	$723.8	$787.0

                Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Revenues
Premiums and other considerations	$397.4	$428.8	$459.3
Net investment income	222.8	238.2	257.6
Net realized capital gains	3.6	7.9	1.8
Total revenues	623.8	674.9	718.7

Expenses
Benefits, claims and settlement expenses	325.7	370.7	385.5
Dividends to policyholders	192.6	204.2	215.1
Operating expenses	4.9	2.9	6.4
Total expenses	523.2	577.8	607.0
Closed Block revenues, net of Closed Block expenses, before income taxes	100.6	97.1	111.7
Income taxes	32.6	31.2	36.2
Closed Block revenues, net of Closed Block expenses and income taxes	68.0	65.9	75.5
Funding adjustment charges	(4.8)	(5.3)	(9.6)
Closed Block revenues, net of Closed Block expenses, income taxes and
funding adjustment charges	$63.2	$60.6	$65.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Beginning of year	$787.0	$847.6	$913.5
End of year	723.8	787.0	847.6
Change in maximum future earnings	$(63.2)	$(60.6)	$(65.9)

                We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8.  Deferred Policy Acquisition Costs

                Policy acquisition costs deferred and amortized were as follows:

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Balance at beginning of year	$2,197.3	$2,281.3	$2,614.8
Cost deferred during the year	393.6	316.9	300.9
Amortized to expense during the year (1)	(82.3)	(262.9)	(265.0)
Adjustment related to unrealized gains on available-for-sale securities and
derivative instruments	(113.9)	(138.0)	(369.5)
Balance at end of year	$2,394.7	$2,197.3	$2,281.2

(1)  Includes adjustments for revisions to estimated gross profits.

9.  Insurance Liabilities

Contractholder Funds

                Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2012	2011

	(in millions)
Liabilities for investment-type insurance contracts:
Liabilities for individual annuities	$11,315.1	$11,608.1
GICs	10,943.1	11,355.0
Funding agreements	9,077.1	8,850.1
Other investment-type insurance contracts	749.6	765.6
Total liabilities for investment-type insurance contracts	32,084.9	32,578.8
Universal life and other reserves	4,689.7	4,510.9
Total contractholder funds	$36,774.6	$37,089.7

                Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

                Funding agreements include those issued directly to nonqualified institutional investors, as well as under five separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2012 and 2011, $1,189.5 million and $1,377.2 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We were also authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2012 and 2011, $1,251.1 million and $1,305.7 million, respectively, of liabilities are outstanding with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under either of these programs due to the existence of the program established in 2011 described below.

                In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2012 and 2011, $1,598.5 million and $2,205.0 million, respectively, of liabilities are being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

                Additionally, we were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements were registered with the United States Securities and Exchange Commission (“SEC”). As of December 31, 2012 and 2011, $1,875.6 million and $2,452.5 million, respectively, of liabilities are being held with respect to issuances outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other three funding agreement‑backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG. We do not anticipate any new issuance activity under this program due to the existence of the program established in 2011 described below.

We were authorized to issue up to $2.0 billion of funding agreements under a program established in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2012 and 2011, $1,352.3 million and $250.2 million of liabilities are being held with respect to any issuances outstanding under this program. Similar to the SEC-registered program, our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the SEC.

We had no medium term note issuances in 2010.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Future Policy Benefits and Claims

Activity associated with unpaid disability and health claims is summarized as follows:

	December 31,
	2012	2011	2010

	(in millions)
Balance at beginning of year	$1,006.9	$1,061.8	$1,025.6
Incurred:
Current year	711.8	1,074.0	1,611.9
Prior years	9.7	(10.8)	11.1
Total incurred	721.5	1,063.2	1,623.0
Payments:
Current year	446.3	820.8	1,269.4
Prior years	216.1	297.3	317.4
Total payments	662.4	1,118.1	1,586.8
Balance at end of year:
Current year	265.5	253.2	342.5
Prior years	800.5	753.7	719.3
Total balance at end of year	$1,066.0	$1,006.9	$1,061.8

Amounts not included in the rollforward above:
Claim adjustment expense liabilities	$46.6	$42.9	$40.1
Reinsurance recoverables	211.0	177.7	156.2

                Incurred liability adjustments relating to prior years, which affected current operations during 2012, 2011 and 2010, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid disability and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid disability and health claims.

10.  Debt

Short-Term Debt

                As of December 31, 2012 and 2011, we had credit facilities with various financial institutions in an aggregate amount of $845.0 million and $624.0 million, respectively. As of December 31, 2012 and 2011, we had $286.7 million and $263.7 million, respectively, of outstanding borrowings related to our credit facilities, which consisted of a payable to PFSI, with zero assets pledged as support as of December 31, 2012. Interest paid on intercompany debt was $1.0 million, $1.0 million and $1.3 million during 2012, 2011 and 2010, respectively.

                The weighted‑average interest rate on short-term borrowings as of December 31, 2012 and 2011, was 0.2% and 0.4%, respectively.

Long-Term Debt

                The components of long-term debt were as follows:

	December 31,
	2012	2011

	(in millions)
8.0% surplus notes payable, due 2044	$99.3	$99.3
Non-recourse mortgages and notes payable	29.6	20.6
Total long-term debt	$128.9	$119.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.

                On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31, 2012, 2011 and 2010 was approved by the Commissioner, and charged to expense.

                Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. Outstanding principal balances as of December 31, 2012, ranged from $0.3 million to $9.2 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding principal balances as of December 31, 2011, ranged from $5.6 million to $8.7 million per development with interest rates generally ranging from 5.5% to 5.8%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $54.2 million and $29.5 million as of December 31, 2012 and 2011, respectively.

                At December 31, 2012, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2013	$8.8
2014	6.0
2015	14.8
2016	—
2017	—
Thereafter	99.3
Total future maturities of the long-term debt	$128.9

11.  Income Taxes

Income Tax Expense

                Our income tax expense was as follows:

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Current income taxes (benefits):
U.S. federal	$(78.1)	$163.3	$120.0
State and foreign	26.5	25.6	15.8
Total current income taxes (benefits)	(51.6)	188.9	135.8
Deferred income taxes (benefits)	203.1	36.1	(33.0)
Total income taxes	$151.5	$225.0	$102.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate is as follows:

	For the year ended December 31,
	2012	2011	2010

U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(12)	(10)	(14)
Interest exclusion from taxable income	(3)	(3)	(5)
Impact of court ruling on some uncertain tax positions	—	7	—
Other	(2)	(1)	2
Effective income tax rate	18%	28%	18%

Unrecognized Tax Benefits

                A summary of the changes in unrecognized tax benefits follows.

	For the year ended December 31,
	2012	2011

	(in millions)
Balance at beginning of period	$119.5	$53.0
Additions based on tax positions related to the current year	10.2	1.5
Additions for tax positions of prior year	4.3	67.1
Reductions for tax positions related to the current year	(4.2)	(1.8)
Reductions for tax positions of prior years	(0.7)	(0.3)
Balance at end of period (1)	$129.1	$119.5

(1)    Of this amount, $81.0 million, if recognized, would reduce the 2012 effective income tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses.

As of December 31, 2012 and 2011, we had recognized $44.1 million and $43.8 million of accumulated pre-tax interest and penalties related to unrecognized tax benefits, respectively.

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our net deferred income taxes were as follows:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	December 31,
	2012	2011

	(in millions)
Deferred income tax assets:
Insurance liabilities	$195.1	$111.2
Investments, including derivatives	454.0	659.2
Net operating and capital loss carryforwards	364.0	343.5
Employee benefits	738.8	588.8
Other deferred income tax assets	48.3	31.5
Gross deferred income tax assets	1,800.2	1,734.2
Total deferred income tax assets	1,800.2	1,734.2
Deferred income tax liabilities:
Deferred policy acquisition costs	(602.5)	(540.6)
Investments, including derivatives	(423.8)	(485.3)
Net unrealized gains on available-for-sale securities	(1,083.0)	(536.7)
Real estate	(102.0)	(103.3)
Intangible assets	(32.8)	(26.7)
Other deferred income tax liabilities	—	(120.0)
Total deferred income tax liabilities	(2,244.1)	(1,812.6)
Total net deferred income tax liabilities	$(443.9)	$(78.4)

Net deferred income taxes by jurisdiction are as follows:

	December 31,
	2012	2011

	(in millions)
Deferred income tax liabilities:
U.S.	$(443.4)	$(74.7)
State	(0.5)	(3.7)
Total net deferred income tax liabilities	$(443.9)	$(78.4)

In management’s judgment, total deferred income tax assets are more likely than not to be realized. Included in the deferred income tax asset is the net operating loss carryforward for tax purposes available to offset future taxable income. We have net operating losses for federal income tax purposes of $274.5 million and $448.9 million at December 31, 2012 and 2011, respectively, attributed to one of our captive reinsurance companies that joined the consolidated U.S. federal income tax return in 2012. Our other captive reinsurance company, temporarily excluded from the consolidated U.S. federal income tax return, with net operating losses for federal income tax purposes of $710.6 million and $482.6 million at December 31, 2012 and 2011, respectively, will join the consolidated U.S. federal income tax return in 2013. These federal net operating losses will expire between 2021 and 2027. All accumulated federal net operating losses are anticipated to be utilized before expiration. Therefore, no valuation allowance has been provided for the deferred income tax assets attributable to these net operating losses.

Domestic state net operating loss carryforwards were $14.5 million as of December 31, 2012, and will expire between 2015 and 2032. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits fail the more likely than not criteria in certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state and foreign net operating loss carryforwards. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax assets that are more likely than not to be realized.

Other Tax Information

The Internal Revenue Service (“IRS”) has completed examination of the consolidated federal income tax returns for years prior to 2004. We are contesting certain issues and have filed suit in the Court of Federal Claims, requesting refunds for the years 1995-2003. We had $333.5 million and $261.7 million of current income tax receivables associated with outstanding audit issues reported as other assets in our consolidated statements of financial position as of December 31, 2012 and 2011, respectively. We do not expect the litigation to be resolved within the next twelve months.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

The IRS has completed its examinations of tax years 2004 through 2005 and 2006 through 2008 during the second quarter of 2011 resulting in receipt of notices of deficiency dated April 6, 2011 and April 27, 2011, respectively. We paid the deficiencies (approximately $62.1 million for 2004 and 2005 and approximately $46.7 million for 2006 and 2008, including interest) in 2011. We filed claims for refund for tax years 2004 and 2005 during 2012 and will file claims for refund relating to disputed adjustments for tax years 2006 through 2008. The IRS commenced audit of our federal income tax return for 2009 during the fourth quarter of 2011 and for 2010 during the first quarter of 2012. We expect the IRS to commence audit of our federal income tax return for 2011 during 2013. We do not expect the results of these audits or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.

The U.S. District Court for the Southern District of Iowa issued a decision in the case of Pritired 1, LLC (“Pritired”), and Principal Life Insurance Co. v. United States on September 30, 2011. The court ruled that the securities Pritired held should be characterized as debt, not equity, and thus we were not entitled to foreign tax credits for the years 2002 and 2003. We, along with Pritired, received favorable clarification from the court on September 12, 2012, that related partnership income should be reversed. No notice of appeal was filed by December 31, 2012, and the decision stands as modified by the post-trial motion as the time to file a notice of appeal expired in January 2013.

We believe it is reasonably possible that the amount of our unrecognized tax benefits could decrease by $0.0 million to $28.5 million within the next twelve months. This uncertainty is associated with our investment in a transaction that gave rise to foreign tax credits. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues from tax years 1995 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.

12. Employee and Agent Benefits

We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG ("affiliated companies"). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.

                We have defined benefit pension plans covering substantially all of our U.S. employees and certain agents. Some of these plans provide supplemental pension benefits to employees and agents with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee's account is credited with an amount based on the employee's salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”), and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the nonqualified benefit plan is to fund the plan in the years that the employees are providing service, taking into account the funded status of the trust. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.

                We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but it is intended that they pay for the full cost of the coverage. The health care plans are contributory with participants' contributions adjusted annually. The contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002, who retired prior to January 1, 2011. For employees hired prior to January 1, 2002, who retired on or after January 1, 2011, the contributions are 60% of the expected cost. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                Covered employees are first eligible for the health and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service, taking into account the funded status of the trust.

Obligations and Funded Status

                The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

			Other postretirement
	Pension benefits		benefits

	December 31,		December 31,

	2012	2011	2012	2011

	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(2,158.4)	$(1,933.8)	$(165.1)	$(162.6)
Service cost	(47.0)	(44.0)	(1.3)	(1.2)
Interest cost	(109.1)	(108.5)	(8.2)	(8.9)
Actuarial gain (loss)	(407.1)	(151.3)	21.2	2.6
Participant contribution	—	—	(6.6)	(6.4)
Benefits paid	76.4	73.6	13.0	13.9
Amounts recognized due to special events	—	—	—	(0.4)
Early retiree reinsurance program reimbursement	—	—	—	(1.2)
Other	7.2	5.6	(0.8)	(0.9)
Benefit obligation at end of year	$(2,638.0)	$(2,158.4)	$(147.8)	$(165.1)

Change in plan assets
Fair value of plan assets at beginning of year	$1,429.0	$1,417.7	$466.6	$471.7
Actual return on plan assets	222.6	4.1	58.6	1.3
Employer contribution	106.9	80.8	0.9	1.1
Participant contributions	—	—	6.6	6.4
Benefits paid	(76.4)	(73.6)	(13.0)	(13.9)
Fair value of plan assets at end of year	$1,682.1	$1,429.0	$519.7	$466.6

Amount recognized in statement of financial position
Other assets	$—	$—	$372.5	$301.7
Other liabilities	(955.9)	(729.4)	(0.6)	(0.2)
Total	$(955.9)	$(729.4)	$371.9	$301.5

Amount recognized in accumulated other comprehensive
(income) loss
Total net actuarial (gain) loss	$861.2	$660.0	$(7.1)	$40.1
Prior service benefit	(20.4)	(30.5)	(82.1)	(114.1)
Pre-tax accumulated other comprehensive (income) loss	$840.8	$629.5	$(89.2)	$(74.0)

The accumulated benefit obligation for all defined benefit pension plans was $2,469.1 million and $2,027.8 million at December 31, 2012 and 2011, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in Rabbi trusts for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets under U.S. GAAP. The market value of assets held in these trusts was $300.8 million and $281.2 million as of December 31, 2012 and 2011, respectively.

Pension Plan Changes and Plan Gains/Losses

On January 1, 2010, benefits under the Principal Pension Plan were frozen for certain participants.

For the year ended December 31, 2012, the pension plans had a loss primarily due to a decrease in the discount rate, which was offset by higher than expected asset returns. The net result was an actuarial loss for the year ended December 31, 2012. For the year ended December 31, 2011, the pension plans had a loss primarily due to a decrease in the discount rate and less than expected asset returns. The net result was an actuarial loss for the year ended December 31, 2011.

Other Postretirement Plan Changes and Plan Gains/Losses

                On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During each of the years ended December 31, 2012, 2011and 2010, the Medicare subsidies we received and accrued for were $0.8 million, $0.9 million and $0.8 million, respectively.

An actuarial gain occurred during 2012 for the other postretirement benefit plans. This was due to a decrease in the trend and claim cost assumptions. This was partially offset by the decrease in the discount rate. An actuarial gain occurred during 2011 for the other postretirement benefit plans. This was due to a decrease in the trend and claim cost assumptions and greater than expected increase in the medical premium equivalents. This was partially offset by the decrease in the discount rate.

Impact of Amendment to Retiree Health Benefits

In September 2010, an amendment to retiree health benefits was announced. This amendment, which is effective for individuals retiring on or after January 1, 2011, resulted in a plan remeasurement as of September 30, 2010. Under this amendment, the company-paid subsidy for pre-Medicare-eligible coverage will be 40% and the cost of coverage for Medicare-eligible retirees (or their dependents) will no longer be subsidized. Prior to amendment, the subsidy calculation was complex and varied based on age and service with the company at the time of retirement. In addition to the changes for individuals retiring on or after January 1, 2011, the plan was simplified to a single consolidated plan design, the coordination with Medicare was changed for certain post-1984 retirees and the method for determining the premium equivalent rate was changed to be based solely on retiree experience. For the remeasurement of the retiree health benefits as of September 30, 2010, the assumptions used were a 5.40% discount rate to determine the benefit obligation; a 7.25% weighted-average expected long-term return on plan assets used to determine the net periodic benefit cost; and a health care cost initial trend rate of 9.5% pre-Medicare and 9.0% post-Medicare, decreasing to an ultimate rate of 5.0% in the year 2022. The plan amendment resulted in a $153.6 million reduction to the accumulated postretirement benefit obligation as of September 30, 2010. The plan amendment and remeasurement resulted in a $14.0 million reduction in the 2010 net periodic postretirement benefit cost, which was reflected in the fourth quarter of 2010.

Impact from Exit of Group Medical Insurance Business

On September 30, 2010, we announced our decision to exit the group medical insurance business and entered into an agreement with United Healthcare Services, Inc. to renew medical insurance coverage for our customers as the business transitions. Our exit from the group medical insurance business resulted in a curtailment gain associated with the pension and other postretirement benefits of the impacted employees, which was recognized in our consolidated financial statements as impacted employees were terminated. In the fourth quarter of 2010, the curtailment gain recognized was $0.9 million for the pension benefits and $2.6 million for the other postretirement benefits from the accelerated recognition of the existing prior service benefits. Also in the fourth quarter of 2010, the recognition of terminations resulted in a $0.2 million increase in the accumulated postretirement benefit obligation resulting from losses associated with individuals who were retirement eligible at termination exceeding the gains associated with those individuals who were not retirement eligible at termination. For the year ended December 31, 2011, the curtailment gain recognized was $1.4 million for the pension benefits and $5.1 million for the other postretirement benefits, respectively, from the accelerated recognition of the existing prior service benefits. One final recognition of the curtailment in 2012 resulted in a curtailment gain of $0.7 million for the pension plan and $3.5 million for the other postretirement benefits.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Information for Pension Plans With an Accumulated Benefit Obligation in Excess of Plan Assets

                For 2012 and 2011, both the qualified and nonqualified plans had accumulated benefit obligations in excess of plan assets. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,

	2012	2011

	(in millions)
Projected benefit obligation	$2,638.0	$2,158.4
Accumulated benefit obligation	2,469.1	2,027.8
Fair value of plan assets	1,682.1	1,429.0

Information for Other Postretirement Benefit Plans With an Accumulated Postretirement Benefit Obligation
in Excess of Plan Assets

	December 31,

	2012	2011

	(in millions)
Accumulated postretirement benefit obligation	$1.7	$1.5
Fair value of plan assets	1.1	1.3

Components of Net Periodic Benefit Cost

	Pension benefits			Other postretirement benefits

	For the year ended December 31,

	2012	2011	2010	2012	2011	2010

	(in millions)
Service cost	$47.0	$44.0	$45.6	$1.3	$1.2	$8.8
Interest cost	109.1	108.5	105.7	8.2	8.9	18.1
Expected return on plan assets	(114.6)	(114.4)	(98.4)	(33.5)	(34.1)	(30.6)
Amortization of prior service benefit	(9.4)	(9.7)	(10.1)	(28.6)	(29.3)	(9.1)
Recognized net actuarial loss	90.9	65.8	67.6	0.9	0.4	4.1
Amounts recognized due to special events	(0.7)	(1.4)	(0.9)	(3.5)	(5.1)	(2.6)
Net periodic benefit cost (income)	$122.3	$92.8	$109.5	$(55.2)	$(58.0)	$(11.3)

The pension plans' actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the 10% allowable corridor. For the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

			Other postretirement
	Pension benefits		benefits

	For the year ended December 31,

	2012	2011	2012	2011

	(in millions)
Other changes recognized in accumulated other comprehensive (income) loss
Net actuarial (gain) loss	$292.1	$256.0	$(46.4)	$30.6
Amortization of net loss	(90.9)	(65.8)	(0.9)	(0.7)
Amortization of prior service benefit	10.1	11.1	32.1	34.7
Total recognized in pre-tax accumulated other comprehensive (income) loss	$211.3	$201.3	$(15.2)	$64.6
Total recognized in net periodic benefit cost and pre-tax accumulated
other comprehensive (income) loss	$333.6	$294.1	$(70.4)	$6.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from AOCI into net periodic benefit cost for the pension benefits during the 2013 fiscal year are $118.5 million and $(8.7) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from AOCI into net periodic benefit cost during the 2013 fiscal year are $1.0 million and $(25.9) million, respectively.

Assumptions

Weighted‑average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

			Other postretirement
	Pension benefits		benefits

	For the year ended December 31,

	2012	2011	2012	2011

Discount rate	4.00%	5.15%	4.00%	5.15%
Rate of compensation increase	4.80%	5.00%	4.83%	5.00%

Weighted average assumptions used to determine net periodic benefit cost

	Pension benefits			Other postretirement benefits

	For the year ended December 31,

	2012	2011	2010	2012	2011	2010

Discount rate	5.15%	5.65%	6.00%	5.15%	5.65%	6.00%
Expected long-term return on plan assets	8.00%	8.00%	8.00%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%

For the pension benefits, the discount rate is determined by projecting future benefit payments inherent in the projected benefit obligation and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans.

For other postretirement benefits, the 7.3% expected long-term return on plan assets for 2012 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.

Assumed Health Care Cost Trend Rates

	December 31,

	2012	2011

Health care cost trend rate assumed for next year under age 65	8.0%	9.5%
Health care cost trend rate assumed for next year age 65 and over	7.0%	9.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.5%	5.0%
Year that the rate reaches the ultimate trend rate (under age 65)	2019	2023
Year that the rate reaches the ultimate trend rate (65 and older)	2017	2023

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage	1-percentage
	point increase	point decrease

	(in millions)
Effect on total of service cost and interest cost components	$0.6	$(0.5)
Effect on accumulated postretirement benefit obligation	(6.6)	5.7

Pension Plan and Other Postretirement Benefit Plan Assets

                Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•         Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets. Our Level 1 assets include cash, fixed income investment funds and exchange traded equity securities.

•         Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. Our Level 2 assets primarily include fixed income and equity investment funds and real estate investments.

•         Level 3 – Fair values are based on significant unobservable inputs for the asset. Our Level 3 assets include a general account investment of ours.

Our pension plan assets consist of investments in separate accounts. Net asset value (“NAV”) of the separate accounts is calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value. Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted. Some of the separate accounts also invest in fixed income securities. The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account. One separate account invests directly in commercial real estate properties. In 2010, this was categorized as Level 3, as the fund had restrictions on redemption of NAV at the measurement date. In 2011, the withdrawal limitations associated with this separate account were removed and the investments were being redeemed at NAV at the measurement date. Therefore, the fair value of the separate account is based on NAV and is considered a Level 2 asset in 2011 and going forward.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets. The fair value of our general account investment is the amount the plan would receive if withdrawing funds from this participating contract. The amount that would be received is calculated using a cash-out factor based on an associated pool of general account fixed income securities. The cash-out factor is a ratio of the asset investment value of these securities to asset book value. As the investment values change, the cash-out factor is adjusted, impacting the amount the plan receives at measurement date. To determine investment value for each category of assets, we project cash flows. This is done using contractual provisions for the assets, with adjustment for expected prepayments and call provisions. Projected cash flows are discounted to present value for each asset category. Interest rates for discounting are based on current rates on similar new assets in the general account based on asset strategy.

Pension Plan Assets

The fair value of the qualified pension plan’s assets by asset category as of the most recent measurement date is as follows:

	As of December 31, 2012
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Asset category
U.S. large cap equity portfolios (1)	$601.8	$—	$601.8	$—
U.S. small/mid cap equity portfolios (2)	156.2	—	156.2	—
Balanced asset portfolios (3)	82.4	—	82.4	—
International equity portfolios (4)	273.9	—	273.9	—
Fixed income security portfolios (5)	486.6	—	486.6	—
Real estate investment portfolios:
Direct real estate investments (7)	81.2	—	81.2	—
Total	$1,682.1	$—	$1,682.1	$—

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	As of December 31, 2011
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Asset category
U.S. large cap equity portfolios (1)	$593.6	$—	$593.6	$—
U.S. small/mid cap equity portfolios (2)	139.0	—	139.0	—
International equity portfolios (4)	216.5	—	216.5	—
Fixed income security portfolios (5)	347.8	—	347.8	—
Real estate investment portfolios:
Real estate investment trusts (6)	37.4	—	37.4	—
Direct real estate investments (7)	94.7	—	94.7	—
Total	$1,429.0	$—	$1,429.0	$—

(1)     The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(2)     The portfolios invest primarily in publicly traded equity securities of mid-sized and small U.S. companies.

(3)     The portfolios are a combination of underlying fixed income and equity investment options. These investment options may include balanced, asset allocation, target-date and target-risk investment options. Although typically lower risk than investment options that invest solely in equities, all investment options in this category have the potential to lose value.

(4)     The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

(5)     The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(6)     The portfolio invests primarily in publicly traded securities of U.S. equity real estate investment trusts.

(7)     The portfolio invests primarily in U.S. commercial real estate properties.

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for 2011 and 2010 follow. We had no Level 3 assets in 2012.

For the year ended December 31, 2011
Actual return gains (losses)
	Beginning	on plan assets					Ending
	asset	Relating to					asset
	balance	assets still	Relating to	Net			balance
	as of	held at the	assets sold	purchases,	Transfers	Transfers	as of
	December 31,	reporting	during the	sales and	into	out of	December 31,
	2010	date	period	settlements	Level 3	Level 3	2011

(in millions)
Asset category
Direct real estate investments	$84.7	$1.6	$—	$1.0	$—	$(87.3)	$—

For the year ended December 31, 2010
Actual return gains (losses)
	Beginning	on plan assets				Ending
	asset	Relating to				asset
	balance	assets still	Relating to	Net	Net	balance
	as of	held at the	assets sold	purchases,	transfers	as of
	December 31,	reporting	during the	sales and	in (out)	December 31,
	2009	date	period	settlements	Level 3	2010

(in millions)
Asset category
Direct real estate investments	$54.0	$10.7	$—	$20.0	$—	$84.7

                We have established an investment policy that provides the investment objectives and guidelines for the pension plan. Our investment strategy is to achieve the following:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.

Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.

                In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short‑ and long-term capital market performance and the perception of future economic conditions.

                According to our investment policy, the target asset allocation for the qualified plan is:

Asset Category	Target allocation
U.S. equity portfolios	35% - 60%
International equity portfolios	5% - 20%
Fixed income security portfolios	20% - 40%
Real estate investment portfolios	3% - 10%
Other	0% - 7%

Other Postretirement Benefit Plan Assets

                The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date is as follows:

	As of December 31, 2012
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Asset category
Cash and cash equivalents	$1.9	$1.9	$—	$—
Fixed income security portfolios:
Fixed income investment funds (1)	163.5	163.5	—	—
General account investment (2)	42.1	—	—	42.1
U.S. equity portfolios (3)	260.8	213.5	47.3	—
International equity portfolios (4)	51.4	39.3	12.1	—
Total	$519.7	$418.2	$59.4	$42.1

	As of December 31, 2011
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$1.8	$1.8	$—	$—
Fixed income security portfolios:
Fixed income investment funds (1)	153.0	153.0	—	—
General account investment (2)	42.5	—	—	42.5
U.S. equity portfolios (3)	225.3	184.1	41.2
International equity portfolios (4)	44.0	33.6	10.4	—
Total	$466.6	$372.5	$51.6	$42.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

(1)     The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(2)     The general account is invested in various fixed income securities.

(3)     The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(4)     The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

        As of December 31, 2012 and 2011, respectively, $59.4 million and $51.6 million of assets in the U.S. equity and international equity portfolios were included in a trust owned life insurance contract.

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) is as follows:

For the year ended December 31, 2012
Actual return gains (losses)
	Beginning	on plan assets					Ending
	asset	Relating to		Net			asset
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2011	date	period	settlements	Level 3	Level 3	2012

(in millions)
Asset category
General account investment	$42.5	$3.1	$—	$(3.5)	$—	$—	$42.1

For the year ended December 31, 2011
Actual return gains (losses)
	Beginning	on plan assets					Ending
	assets	Relating to		Net			assets
	balance	assets still	Relating to	purchases,			balance
	as of	held at the	assets sold	sales,	Transfers	Transfers	as of
	December 31,	reporting	during the	and	into	out of	December 31,
	2010	date	period	settlements	Level 3	Level 3	2011

(in millions)
Asset category
General account investment	$44.5	$3.0	$—	$(5.0)	$—	$—	$42.5

For the year ended December 31, 2010
Actual return gains (losses)
	Beginning	on plan assets				Ending
	assets	Relating to		Net		assets
	balance	assets still	Relating to	purchases,	Net	balance
	as of	held at the	assets sold	sales,	transfers	as of
	December 31,	reporting	during the	and	into (out)	December 31,
	2009	date	period	settlements	Level 3	2010

(in millions)
Asset category
General account investment	$45.5	$4.3	$—	$(5.3)	$—	$44.5

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset Category	Target allocation

U.S. equity portfolios	45% - 65%
International equity portfolios	5% - 15%
Fixed income security portfolios	30% - 50%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

                The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Contributions

                Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate contributions will be needed to satisfy the minimum funding requirements of ERISA for our qualified plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2013 in the range of $75-$125 million. This includes funding for both our qualified and nonqualified pension plans. While we designate assets to cover the computed liability of the nonqualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP. We may contribute to our other postretirement benefit plans in 2013 pending future analysis.

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service, and the expected amount of subsidy receipts under Medicare Part D are:

		Other postretirement
		benefits (gross benefit
		payments, including	Amount of Medicare
	Pension benefits	prescription drug benefits)	Part D subsidy receipts

	(in millions)
Year ending December 31:
2013	$89.6	$18.6	$0.9
2014	94.1	19.1	0.9
2015	98.0	19.6	1.0
2016	102.8	19.9	1.0
2017	109.0	20.1	1.0
2018-2022	638.2	100.3	5.2

                The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants' share of the cost, which is funded by their contributions to the plan.

                The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2012.

                The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and nonqualified plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	For the year ended December 31,

	2012			2011

	Qualified	Nonqualified		Qualified	Nonqualified
	Plan	Plan	Total	Plan	Plan	Total

	(in millions)
Amount recognized in statement of financial position
Other assets	$—	$—	$—	$—	$—	$—
Other liabilities	(557.7)	(398.2)	(955.9)	(405.9)	(323.5)	(729.4)
Total	$(557.7)	$(398.2)	$(955.9)	$(405.9)	$(323.5)	$(729.4)

Amount recognized in accumulated other
comprehensive loss
Total net actuarial loss	$725.0	$136.2	$861.2	$586.3	$73.7	$660.0
Prior service benefit	(12.5)	(7.9)	(20.4)	(19.2)	(11.3)	(30.5)
Pre-tax accumulated other comprehensive loss	$712.5	$128.3	$840.8	$567.1	$62.4	$629.5

Components of net periodic benefit cost
Service cost	$42.3	$4.7	$47.0	$39.3	$4.7	$44.0
Interest cost	92.8	16.3	109.1	91.7	16.8	108.5
Expected return on plan assets	(114.6)	—	(114.6)	(114.4)	—	(114.4)
Amortization of prior service benefit	(6.3)	(3.1)	(9.4)	(6.5)	(3.2)	(9.7)
Recognized net actuarial loss	84.8	6.1	90.9	61.2	4.6	65.8
Amounts recognized due to special events	(0.4)	(0.3)	(0.7)	(0.9)	(0.5)	(1.4)
Net periodic benefit cost	$98.6	$23.7	$122.3	$70.4	$22.4	$92.8

Other changes recognized in accumulated other
comprehensive loss
Net actuarial loss	$223.5	$68.6	$292.1	$243.3	$12.7	$256.0
Amortization of net loss	(84.8)	(6.1)	(90.9)	(61.2)	(4.6)	(65.8)
Amortization of prior service benefit	6.7	3.4	10.1	7.3	3.8	11.1
Total recognized in pre-tax accumulated other
comprehensive loss	$145.4	$65.9	$211.3	$189.4	$11.9	$201.3
Total recognized in net periodic benefit cost and
pre-tax accumulated other comprehensive loss	$244.0	$89.6	$333.6	$259.8	$34.3	$294.1

                In addition, we have defined contribution plans that are generally available to all U.S. employees and agents. Eligible participants could not contribute more than $17,000 of their compensation to the plans in 2012. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced, and the 401(k) matching contribution was increased. Employees who were ages 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants.” We match the Grandfathered Choice Participant's contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant's compensation. For all other participants, we match the participant's contributions at a 75% contribution rate up to a maximum of 6% of the participant's compensation. The defined contribution plans allow employees to choose among various investment options, including PFG common stock. We contributed $37.3 million, $36.3 million and $35.7 million in 2012, 2011 and 2010, respectively, to our qualified defined contribution plans.

                We also have nonqualified deferred compensation plans available to select employees and agents that allow them to defer compensation amounts in excess of limits imposed by federal tax law with respect to the qualified plans. In 2012, we matched the Grandfathered Choice Participant's deferral at a 50% match deferral rate up to a maximum matching deferral of 3% of the participant's compensation. For all other participants, we matched the participant's deferral at a 75% match deferral rate up to a maximum matching deferral of 6% of the participant's compensation. We contributed $4.6 million, $3.5 million and $2.8 million in 2012, 2011 and 2010, respectively, to our nonqualified deferred compensation plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

13. Contingencies, Guarantees and Indemnifications

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance, and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.

We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible, and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.

In addition, regulatory bodies such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, the Department of Labor, the Federal Reserve Board and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. Our motion to transfer venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleged, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleged that these acts constitute prohibited transactions under ERISA. Plaintiff sought to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. On August 27, 2008, the plaintiff's motion for class certification was denied. On June 13, 2011, the court entered a consent judgment resolving the claims of the plaintiff. On July 12, 2011, plaintiff filed a notice of appeal related to the issue of the denial of class certification. We continue to aggressively defend the lawsuit.

On October 28, 2009, Judith Curran filed a derivative action lawsuit on behalf of Principal Funds, Inc. Strategic Asset Management Portfolios in the United States District Court for the Southern District of Iowa against Principal Management Corporation; Principal Global Investors, LLC; and Principal Funds Distributor, Inc. (the “Curran Defendants”). The lawsuit alleges the Curran Defendants breached their fiduciary duty under Section 36(b) of the Investment Company Act by charging advisory fees and distribution fees that were excessive. The Curran Defendants filed a motion to dismiss the case on January 29, 2010. That motion was granted in part and overruled in part. Principal Global Investors, LLC was dismissed from the suit. The remaining Curran Defendants are aggressively defending the lawsuit.

On December 2, 2009 and December 4, 2009, two plaintiffs, Cruise and Mullaney, each filed putative class action lawsuits in the United States District Court for the Southern District of New York against us; PFG; Principal Global Investors, LLC; and Principal Real Estate Investors, LLC (the “Cruise/Mullaney Defendants”). The lawsuits alleged the Cruise/Mullaney Defendants failed to manage the Principal U.S. Property Separate Account (“PUSPSA”) in the best interests of investors, improperly imposed a “withdrawal freeze” on September 26, 2008, and instituted a “withdrawal queue” to honor withdrawal requests as sufficient liquidity became available. Plaintiffs allege these actions constitute a breach of fiduciary duties under ERISA. Plaintiffs seek to certify a class including all qualified ERISA plans and the participants of those plans that invested in PUSPSA between September 26, 2008, and the present that have suffered losses caused by the queue. The two lawsuits, as well as two subsequently filed complaints asserting similar claims, have been consolidated and are now known as In re Principal U.S. Property Account Litigation. On April 22, 2010, an order was entered granting the motion made by the Cruise/Mullaney Defendants for change of venue to the United States District Court for the Southern District of Iowa. Plaintiffs filed an Amended Consolidated Complaint adding five new plaintiffs on November 22, 2010, and the Cruise/Mullaney Defendants moved to dismiss the amended complaint. The court denied the Cruise/Mullaney Defendants’ motion to dismiss on May 17, 2011. The Cruise/Mullaney Defendants are aggressively defending the lawsuit.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

We received approximately $440.0 million in connection with the termination of certain structured transactions and the resulting prepayment of our investment in those transactions. The transactions involved Lehman Brothers Special Financing Inc. and Lehman Brothers Holdings Inc. (collectively, “Lehman”) in various capacities. Subsequent to Lehman’s September 2008, bankruptcy filing, its bankruptcy estate has sought to recover from numerous sources significant amounts to which it claims entitlement under various theories. The estate is attempting to recover from us an unspecified amount, but possibly up to the amount paid to us, plus interest. We are one of numerous defendants to this action, which has been stayed by the bankruptcy court. We believe that we have meritorious defenses to Lehman’s claims and intend to aggressively defend against them once the stay is lifted and we are allowed to do so.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any such matter will have a material adverse effect on our business or financial position. As of December 31, 2012, there were no estimated losses accrued related to the legal matters discussed above because we believe the loss from these matters is not probable and cannot be reasonably estimated.

We believe all of the litigation contingencies discussed above involve a chance of loss that is either remote or reasonably possible. All of these matters involve unspecified claim amounts, in which the respective plaintiffs seek an indeterminate amount of damages. To the extent such matters present a reasonably possible chance of loss, we are not able to estimate the possible loss or range of loss associated therewith.

The outcome of such matters is always uncertain, and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate at December 31, 2012.

Guarantees and Indemnifications

                In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2012, was approximately $152.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2012 and 2011, the liability balance for guaranty fund assessments, which is not discounted, was $31.0 million and $38.7 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2012 and 2011, $16.5 million and $22.6 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Operating Leases

                As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2012, 2011 and 2010, respectively, was $33.2 million, $43.6 million and $45.0 million.

                The following represents payments due by period for operating lease obligations (in millions):

Year ending December 31:
2013	$33.2
2014	30.9
2015	25.8
2016	20.8
2017	11.0
2018 and thereafter	55.8
Total operating lease obligations	177.5
Less: Future sublease rental income on noncancelable leases	4.7
Total future minimum lease payments	$172.8

Capital Leases

We lease hardware storage equipment under capital leases. As of December 31, 2012 and 2011, these leases had a gross asset balance of $35.5 million and $24.4 million and accumulated depreciation of $11.5 million and $13.7 million, respectively. Depreciation expense for the years ended December 31, 2012, 2011 and 2010 was $7.0 million, $3.8 million and $3.7 million, respectively.

                The following represents future minimum lease payments due by period for capital lease obligations (in millions).

Year ending December 31:
2013	$5.3
2014	5.0
2015	2.1
2016	0.7
2017	0.1
Total	13.2
Less: Amounts representing interest	0.5
Net present value of minimum lease payments	$12.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

14. Stockholder's Equity

Other Comprehensive Income

	For the year ended December 31, 2012

	Pre-Tax	Tax	After-Tax

	(in millions)
Net unrealized gains on available-for-sale securities during the period	$1,475.4	$(513.3)	$962.1
Reclassification adjustment for losses included in net income	111.6	(39.1)	72.5
Adjustments for assumed changes in amortization patterns	(169.0)	59.1	(109.9)
Adjustments for assumed changes in policyholder liabilities	(645.5)	226.1	(419.4)
Net unrealized gains on available-for-sale securities	772.5	(267.2)	505.3

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	(17.3)	6.1	(11.2)
Adjustments for assumed changes in amortization patterns	4.0	(1.6)	2.4
Adjustments for assumed changes in policyholder liabilities	3.2	(1.1)	2.1
Noncredit component of impairment losses on fixed maturities,
available-for-sale (1)	(10.1)	3.4	(6.7)

Net unrealized losses on derivative instruments during the period	(25.9)	9.2	(16.7)
Reclassification adjustment for gains included in net income	(2.5)	0.9	(1.6)
Adjustments for assumed changes in amortization patterns	25.9	(9.1)	16.8
Adjustments for assumed changes in policyholder liabilities	(70.0)	24.5	(45.5)
Net unrealized losses on derivative instruments	(72.5)	25.5	(47.0)

Foreign currency translation adjustment	(14.8)	5.7	(9.1)

Unrecognized postretirement benefit obligation during the period	(245.7)	86.0	(159.7)
Amortization of prior service cost and actuarial loss included in
net periodic benefit cost	49.6	(17.3)	32.3
Net unrecognized postretirement benefit obligation	(196.1)	68.7	(127.4)

Other comprehensive income	$479.0	$(163.9)	$315.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	For the year ended December 31, 2011

	Pre-Tax	Tax	After-Tax

	(in millions)
Net unrealized gains on available-for-sale securities during the period	$612.9	$(213.1)	$399.8
Reclassification adjustment for losses included in net income	104.4	(41.5)	62.9
Adjustments for assumed changes in amortization patterns	(114.9)	40.2	(74.7)
Adjustments for assumed changes in policyholder liabilities	(278.0)	97.3	(180.7)
Net unrealized gains on available-for-sale securities	324.4	(117.1)	207.3

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	52.3	(18.4)	33.9
Adjustments for assumed changes in amortization patterns	(1.4)	0.5	(0.9)
Noncredit component of impairment losses on fixed maturities,
available-for-sale (1)	50.9	(17.9)	33.0

Net unrealized gains on derivative instruments during the period	39.6	(13.9)	25.7
Reclassification adjustment for losses included in net income	15.4	(5.4)	10.0
Adjustments for assumed changes in amortization patterns	(23.9)	8.4	(15.5)
Net unrealized gains on derivative instruments	31.1	(10.9)	20.2

Foreign currency translation adjustment	20.2	(7.2)	13.0

Unrecognized postretirement benefit obligation during the period	(286.7)	100.3	(186.4)
Amortization of prior service cost and actuarial loss included in
net periodic benefit cost	20.7	(7.2)	13.5
Net unrecognized postretirement benefit obligation	(266.0)	93.1	(172.9)

Other comprehensive income	$160.6	$(60.0)	$100.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	For the year ended December 31, 2010

	Pre-Tax	Tax	After-Tax

	(in millions)
Net unrealized gains on available-for-sale securities during the period	$1,873.4	$(655.6)	$1,217.8
Reclassification adjustment for losses included in net income	243.1	(85.4)	157.7
Adjustments for assumed changes in amortization patterns	(390.9)	136.8	(254.1)
Net unrealized gains on available-for-sale securities	1,725.6	(604.2)	1,121.4

Noncredit component of impairment losses on fixed maturities,
available-for-sale during the period	(56.1)	19.7	(36.4)
Adjustments for assumed changes in amortization patterns	4.2	(1.5)	2.7
Noncredit component of impairment losses on fixed maturities,
available-for-sale (1)	(51.9)	18.2	(33.7)

Net unrealized losses on derivative instruments during the period	(1.2)	0.4	(0.8)
Reclassification adjustment for losses included in net income	33.1	(11.6)	21.5
Adjustments for assumed changes in amortization patterns	(15.5)	5.4	(10.1)
Net unrealized gains on derivative instruments	16.4	(5.8)	10.6

Foreign currency translation adjustment	(7.1)	2.6	(4.5)

Unrecognized postretirement benefit obligation during the period	271.0	(94.9)	176.1
Amortization of prior service cost and actuarial loss included in
net periodic benefit cost	49.0	(17.1)	31.9
Net unrecognized postretirement benefit obligation	320.0	(112.0)	208.0

Other comprehensive income	$2,003.0	$(701.2)	$1,301.8

Accumulated Other Comprehensive Income

		Noncredit
	Net unrealized	component of	Net unrealized	Foreign	Unrecognized	Accumulated
	gains on	impairment losses	gains on	currency	postretirement	other
	available-for-sale	on fixed maturities	derivative	translation	benefit	comprehensive
	securities	available-for-sale	instruments	adjustment	obligation	income (loss)
	(in millions)
Balances at January 1, 2010	$(596.5)	$(164.5)	$43.7	$3.6	$(396.2)	$(1,109.9)
Effects of implementation of
accounting change related to
variable interest entities, net	11.1	—	(0.4)	—	—	10.7
Effects of electing fair value option for
fixed maturities upon
implementation of accounting
change related to embedded
credit derivatives, net	25.4	—	—		—	25.4
Other comprehensive income	1,121.4	(33.7)	10.6	(4.5)	208.0	1,301.8
Balances at December 31, 2010	561.4	(198.2)	53.9	(0.9)	(188.2)	228.0
Other comprehensive income	207.3	33.0	20.2	13.0	(172.9)	100.6
Balances at December 31, 2011	768.7	(165.2)	74.1	12.1	(361.1)	328.6
Other comprehensive income	505.3	(6.7)	(47.0)	(10.2)	(127.4)	314.0
Balances at December 31, 2012	$1,274.0	$(171.9)	$27.1	$1.9	$(488.5)	$642.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Noncontrolling Interest

                Interest held by unaffiliated parties in consolidated entities are reflected in noncontrolling interest, which represents the noncontrolling partners’ share of the underlying net assets of our consolidated subsidiaries. Noncontrolling interest that is not redeemable is reported in the equity section of the consolidated statements of financial position.

The noncontrolling interest holders in certain of our subsidiaries maintain an equity interest that is redeemable at the option of the holder, which may be exercised on varying dates beginning in 2014. Since redemption of the noncontrolling interest is outside of our control, this interest is presented on the consolidated statements of financial position line item titled “Redeemable noncontrolling interest.” If the interest were to be redeemed, we would be required to purchase such interest at a redemption value based on a formula that management intended to reasonably approximate fair value based on a fixed multiple of earnings over a measurement period. As such, the carrying value of the redeemable noncontrolling interest is compared to the redemption value at each reporting period. Any adjustments to the carrying amount of the redeemable noncontrolling interest for changes in redemption value prior to exercise of the redemption option are determined after the attribution of net income or loss of the subsidiary and are recorded in retained earnings.

Following is a reconciliation of the changes in the redeemable noncontrolling interest for the year ended December 31, 2012 (in millions):

Balance at January 1, 2011	$—
Net income attributable to redeemable noncontrolling interest	0.2
Redeemable noncontrolling interest assumed related to acquisition	22.0
Balance at December 31, 2011	$22.2
Net income attributable to redeemable noncontrolling interest	1.0
Distributions to redeemable noncontrolling interest	(1.1)
Foreign currency translation adjustment	1.1
Balance at December 31, 2012	$23.2

Dividend Limitations

                Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. In general, the current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2012 statutory results, we could pay approximately $472.0 million in stockholder dividends in 2013 without exceeding the statutory limitation.

15.  Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type insurance contracts, are excluded from these fair value disclosure requirements.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•         Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities. Our Level 1 assets and liabilities primarily include exchange traded equity securities, mutual funds and U.S. Treasury bonds.

•         Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly. Our Level 2 assets and liabilities primarily include fixed maturities (including public and private bonds), equity securities, over-the-counter derivatives and other investments for which public quotations are not available but that are priced by third-party pricing services or internal models using substantially all observable inputs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

•         Level 3 – Fair values are based on significant unobservable inputs for the asset or liability. Our Level 3 assets and liabilities include certain assets and liabilities priced using broker quotes or other valuation methods that utilize at least one significant unobservable input. These include fixed maturities, private equity securities, real estate and commercial mortgage loan investments of our separate accounts, commercial mortgage loan investments and obligations of consolidated VIEs for which the fair value option was elected, complex derivatives, embedded derivatives and an equity method real estate investment for which the fair value option was elected.

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis or disclosed at fair value. The techniques utilized in estimating the fair values of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2012.

Fixed Maturities

Fixed maturities include bonds, redeemable preferred stock, asset-backed securities and certain nonredeemable preferred stock. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds where quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data from the investment professionals assigned to specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may actually be impacted by company specific factors.

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized, which are reflected in Level 3 and can include fixed maturities across all asset classes. As of December 31, 2012, less than 1% of our fixed maturities were valued using internal pricing models, which were classified as Level 3 assets accordingly.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

State and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current U.S. Treasury curve and risk spreads based on sector, rating and average life of the issuance.

RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Equity Securities

Equity securities include mutual funds, common stock and nonredeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices, which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include interest rate and equity futures that are settled daily such that their fair value is not reflected in the consolidated statements of financial position. The fair values of over-the-counter derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our over-the-counter derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices, and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves, and appropriate implied volatilities. Certain over-the-counter derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the LIBOR interest rate curve to value our positions, which includes a credit spread. This credit spread incorporates an appropriate level of nonperformance risk into our valuations given the current ratings of our counterparties, as well as the collateral agreements in place. Counterparty credit risk is routinely monitored to ensure our adjustment for non-performance risk is appropriate.

Interest Rate Contracts. We use discounted cash flow valuation techniques to determine the fair value of interest rate swaps using observable swap curves as the inputs. These are reflected in Level 2. In addition, we have a limited number of complex inflation-linked interest rate swaps, interest rate collars and swaptions that are valued using broker quotes. These are reflected in Level 3.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. In addition, we have a limited number of non-standard currency swaps that are valued using broker quotes. These are reflected within Level 3.

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. These are reflected in Level 2.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs or broker prices to determine the fair value of credit default swaps. These are reflected in Level 3. In addition, we have a limited number of total return swaps that are valued based on the observable quoted price of underlying equity indices. These are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Other Investments

Other investments reported at fair value primarily include seed money investments, for which the fair value is determined using the net asset value of the fund. The net asset value of the fund represents the price at which we feel we would be able to initiate a transaction. Seed money investments in mutual funds for which the net asset value is published are reflected in Level 1. Seed money investments in mutual funds or other investment funds in markets that do not have a published net asset value are reflected in Level 2.

Other investments reported at fair value also include commercial mortgage loans of consolidated VIEs and an equity method real estate investment for which the fair value option was elected, which are reflected in Level 3. Fair value of the commercial mortgage loans is computed utilizing a discount rate based on the current market. The market discount rate is then adjusted based on various factors that differentiate it from our pool of loans. The equity method real estate investment consists of underlying real estate and debt. The real estate fair value is estimated using a discounted cash flow valuation model that utilizes public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. The debt fair value is estimated using a discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

Cash and Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of less than three months. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

Separate Account Assets

Separate account assets include equity securities, debt securities and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize public real estate market data inputs such as transaction prices, market rents, vacancy levels, leasing absorption, market cap rates and discount rates. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.

Investment-Type Insurance Contracts

Certain annuity contracts and other investment-type insurance contracts include embedded derivatives that have been bifurcated from the host contract and that are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse, mortality, utilization and withdrawal patterns). They are valued using a combination of historical data and actuarial judgment. Stochastic models are used to value the embedded derivatives that incorporate a spread reflecting our own creditworthiness and risk margins.

The assumption for our own non-performance risk for investment-type insurance contracts and any embedded derivatives bifurcated from certain annuity and investment-type insurance contracts is based on the current market credit spreads for debt-like instruments that we have issued and are available in the market.

Other Liabilities

Certain obligations reported in other liabilities include embedded derivatives to deliver underlying securities of structured investments to third parties. The fair value of the embedded derivatives is calculated based on the value of the underlying securities that are valued based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2.

Additionally, obligations of consolidated VIEs for which the fair value option was elected are included in other liabilities. These obligations are valued either based on prices obtained from third party pricing vendors as utilized and described in our discussion of how fair value is determined for fixed maturities, which are reflected in Level 2, or broker quotes, which are reflected in Level 3.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Assets and Liabilities Measured at Fair Value on a Recurring Basis

                Assets and liabilities measured at fair value on a recurring basis are summarized below.

	As of December 31, 2012
	Assets/
	(liabilities)	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$882.2	$146.2	$736.0	$—
Non-U.S. governments	663.4	—	650.5	12.9
States and political subdivisions	3,178.8	—	3,176.9	1.9
Corporate	31,416.4	85.9	31,212.7	117.8
Residential mortgage-backed securities	3,199.7	—	3,199.7	—
Commercial mortgage-backed securities	3,897.4	—	3,897.4	—
Collateralized debt obligations	379.2	—	301.6	77.6
Other debt obligations	3,779.2	—	3,764.5	14.7
Total fixed maturities, available-for-sale	47,396.3	232.1	46,939.3	224.9
Fixed maturities, trading	398.4	—	231.6	166.8
Equity securities, available-for-sale	131.3	52.9	63.1	15.3
Equity securities, trading	131.9	6.5	125.4	—
Derivative assets (1)	991.0	—	917.7	73.3
Other investments (2)	227.1	29.4	83.8	113.9
Cash equivalents (3)	1,394.9	304.9	1,090.0	—
Sub-total excluding separate account assets	50,670.9	625.8	49,450.9	594.2

Separate account assets	69,217.8	52,629.3	12,137.8	4,450.7
Total assets	$119,888.7	$53,255.1	$61,588.7	$5,044.9

Liabilities
Investments-type insurance contracts (4)	$(148.1)	$—	$—	$(148.1)
Derivative liabilities (1)	(1,200.2)	—	(1,098.5)	(101.7)
Other liabilities (4)	(237.4)	—	(197.8)	(39.6)
Total liabilities	$(1,585.7)	$—	$(1,296.3)	$(289.4)

Net assets (liabilities)	$118,303.0	$53,255.1	$60,292.4	$4,755.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	As of December 31, 2011
	Assets/
	(liabilities)	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3

	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$753.1	$10.5	$742.6	$—
Non-U.S. governments	676.2	—	676.2	—
States and political subdivisions	2,882.7	—	2,882.7	—
Corporate	30,926.9	87.5	30,600.2	239.2
Residential mortgage-backed securities	3,315.7	—	3,315.7	—
Commercial mortgage-backed securities	3,413.7	—	3,413.7	—
Collateralized debt obligations	338.8	—	236.3	102.5
Other debt obligations	3,570.2	—	3,542.9	27.3
Total fixed maturities, available-for-sale	45,877.3	98.0	45,410.3	369.0
Fixed maturities, trading	511.5	1.9	288.8	220.8
Equity securities, available-for-sale	73.5	55.5	—	18.0
Equity securities, trading	312.8	208.0	104.8	—
Derivative assets (1)	1,155.4	—	1,096.4	59.0
Other investments (2)	206.2	10.5	98.2	97.5
Cash equivalents (3)	1,040.3	405.4	634.9	—
Sub-total excluding separate account assets	49,177.0	779.3	47,633.4	764.3

Separate account assets	61,615.1	48,351.0	9,215.1	4,049.0
Total assets	$110,792.1	$49,130.3	$56,848.5	$4,813.3

Liabilities
Investments-type insurance contracts (4)	$(171.8)	$—	$—	$(171.8)
Derivative liabilities (1)	(1,519.5)	—	(1,342.4)	(177.1)
Other liabilities (4)	(225.3)	—	(201.1)	(24.2)
Total liabilities	$(1,916.6)	$—	$(1,543.5)	$(373.1)

Net assets (liabilities)	$108,875.5	$49,130.3	$55,305.0	$4,440.2

(1)  Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments. Our derivatives are primarily Level 2, with the exception of certain credit default swaps and other swaps that are Level 3.

(2)  Primarily includes seed money investments, commercial mortgage loans of consolidated VIEs reported at fair value and, beginning in 2012, an equity method investment reported at fair value.

(3)  Includes money market instruments and short-term investments with a maturity date of three months or less when purchased.

(4)  Includes bifurcated embedded derivatives that are reported at fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. Other liabilities also include obligations of consolidated VIEs reported at fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) are summarized as follows:

	For the year ended December 31, 2012
		Total realized/unrealized
		gains (losses)						Changes in
	Beginning			Net			Ending	unrealized
	asset/			purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2011	(1)	income	(4)	Level 3	Level 3	2012	held (1)

	(in millions)
Assets
Fixed maturities,
available-for-sale:
Non-U.S.
governments	$—	$—	$(0.5)	$(1.1)	$14.5	$—	$12.9	$—
States and political
subdivisions	—	—	0.2	(0.1)	1.8	—	1.9	—
Corporate	239.2	(8.8)	22.7	(77.6)	79.7	(137.4)	117.8	(2.2)
Collateralized
debt obligations	102.5	(3.3)	5.1	4.5	—	(31.2)	77.6	—
Other debt
obligations	27.3	(2.2)	0.5	(26.2)	15.3	—	14.7	(2.2)
Total fixed
maturities,
available-for-sale	369.0	(14.3)	28.0	(100.5)	111.3	(168.6)	224.9	(4.4)
Fixed maturities,
trading	220.8	3.2	—	(66.7)	9.5	—	166.8	(4.4)
Equity securities,
available-for-sale	18.0	(0.3)	(2.4)	—	—	—	15.3	—
Derivative assets	59.0	10.8	—	3.5	—	—	73.3	12.0
Other investments	97.5	2.1	—	14.3	—	—	113.9	2.2
Separate account
assets (2)	4,049.0	423.2	—	(21.2)	1.6	(1.9)	4,450.7	414.6

Liabilities
Investments-type
insurance
contracts	(171.8)	37.4	—	(13.7)	—	—	(148.1)	34.5
Derivative liabilities	(177.1)	36.0	1.3	38.1	—	—	(101.7)	34.4
Other liabilities (3)	(24.2)	(23.5)	—	8.1	—	—	(39.6)	(20.2)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	For the year ended December 31, 2011
		Total realized/unrealized
		gains (losses)						Changes in
	Beginning			Net			Ending	unrealized
	asset/			purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2010	(1)	income	(4)	Level 3	Level 3	2011	held (1)

	(in millions)
Assets
Fixed maturities,
available-for-sale:
Corporate	$513.9	$(4.4)	$(17.7)	$(55.0)	$86.4	$(284.0)	$239.2	$0.3
Commercial
mortgage-backed
securities	16.2	(3.7)	5.1	(10.5)	—	(7.1)	—	—
Collateralized
debt obligations	109.3	(19.6)	13.8	0.3	—	(1.3)	102.5	(9.3)
Other debt
obligations	88.8	0.1	(1.1)	(30.5)	9.0	(39.0)	27.3	—
Total fixed
maturities,
available-for-sale	728.2	(27.6)	0.1	(95.7)	95.4	(331.4)	369.0	(9.0)
Fixed maturities,
trading	269.1	(16.6)	—	(27.2)	20.5	(25.0)	220.8	(15.8)
Equity securities,
available-for-sale	43.2	(6.1)	12.0	(28.0)	13.0	(16.1)	18.0	(4.5)
Derivative assets	33.3	37.8	(0.1)	(12.0)	—	—	59.0	34.8
Other investments	128.3	(2.5)	—	(28.3)	—	—	97.5	(2.6)
Separate account
assets (2)	3,638.1	407.3	—	72.4	13.5	(82.3)	4,049.0	401.7

Liabilities
Investments-type
insurance
contracts	7.4	(190.4)	—	11.2	—	—	(171.8)	(190.9)
Derivative liabilities	(181.5)	(14.2)	0.2	18.4	—	—	(177.1)	(8.4)
Other liabilities (3)	(156.8)	(1.2)	13.4	(15.9)	—	136.3	(24.2)	(1.1)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	For the year ended December 31, 2010
		Total realized/unrealized
		gains (losses)						Changes in
	Beginning			Net			Ending	unrealized
	asset/			purchases,			asset/	gains (losses)
	(liability)			sales,			(liability)	included in
	balance	Included	Included in	issuances			balance	net income
	as of	in net	other	and	Transfers	Transfers	as of	relating to
	December 31,	income	comprehensive	settlements	into	out of	December 31,	positions still
	2009	(1)	income	(4)	Level 3	Level 3	2010	held (1)

	(in millions)
Assets
Fixed maturities,
available-for-sale:
States and political
subdivisions	$11.5	$—	$1.0	$—	$11.5	$(24.0)	$—	$—
Corporate	663.7	(1.2)	26.9	(155.9)	152.2	(171.8)	513.9	(2.1)
Commercial
mortgage-backed
securities	34.3	(0.1)	1.0	11.2	—	(30.2)	16.2	(0.1)
Collateralized
debt obligations	296.8	(14.9)	40.0	(125.2)	0.9	(88.3)	109.3	(1.9)
Other debt
obligations	76.6	—	4.5	36.9	32.9	(62.1)	88.8	—
Total fixed
maturities,
available-for-sale	1,082.9	(16.2)	73.4	(233.0)	197.5	(376.4)	728.2	(4.1)
Fixed maturities,
trading	63.5	13.5	—	194.1	—	(2.0)	269.1	13.2
Equity securities,
available-for-sale	71.7	2.6	(8.2)	(21.4)	0.1	(1.6)	43.2	3.3
Derivative assets	54.4	(18.3)	(0.1)	(2.7)	—	—	33.3	(17.1)
Other investments	—	25.9	—	102.4	—	—	128.3	25.9
Separate account
assets (2)	3,997.0	305.9	—	(576.2)	28.5	(117.1)	3,638.1	250.9

Liabilities
Investments-type
insurance
contracts	(17.1)	(0.7)	—	25.2	—	—	7.4	(1.1)
Derivative liabilities	(93.7)	9.9	(1.4)	(96.3)	—	—	(181.5)	8.0
Other liabilities (3)	(89.1)	9.3	(28.3)	(48.7)	—	—	(156.8)	2.3

(1)  Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations. Realized and unrealized gains (losses) on certain fixed maturities, trading and certain derivatives used in relation to certain trading portfolios are reported in net investment income within the consolidated statements of operation.

(2)  Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

(3)  Certain embedded derivatives reported in other liabilities are part of a cash flow hedge, with the effective portion of the unrealized gains (losses) recorded in AOCI.

(4)  Gross purchases, sales, issuances and settlements were:

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	For the year ended December 31, 2012
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements

	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$—	$—	$—	$(1.1)	$(1.1)
State and political subdivisions	—	—	—	(0.1)	(0.1)
Corporate	0.3	(65.2)	—	(12.7)	(77.6)
Collateralized debt obligations	5.1	(1.1)	—	0.5	4.5
Other debt obligations	—	—	—	(26.2)	(26.2)
Total fixed maturities, available-for-sale	5.4	(66.3)	—	(39.6)	(100.5)
Fixed maturities, trading	—	(24.6)	—	(42.1)	(66.7)
Derivative assets	3.7	(0.2)	—	—	3.5
Other investments	34.0	—	—	(19.7)	14.3
Separate account assets (5)	134.8	(120.8)	(208.4)	173.2	(21.2)

Liabilities
Investment-type insurance contracts	—	—	(16.6)	2.9	(13.7)
Derivative liabilities	(3.9)	42.0	—	—	38.1
Other liabilities	—	8.1	—	—	8.1

	For the year ended December 31, 2011
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements

	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$7.3	$(24.0)	$—	$(38.3)	$(55.0)
Commercial mortgage-backed securities	—	(10.5)	—	—	(10.5)
Collateralized debt obligations	1.3	(0.4)	—	(0.6)	0.3
Other debt obligations	—	—	—	(30.5)	(30.5)
Total fixed maturities, available-for-sale	8.6	(34.9)	—	(69.4)	(95.7)
Fixed maturities, trading	10.0	(8.7)	—	(28.5)	(27.2)
Equity securities, available-for-sale	0.3	(28.3)	—	—	(28.0)
Derivative assets	4.8	(16.8)	—	—	(12.0)
Other investments	—	—	—	(28.3)	(28.3)
Separate account assets (5)	182.2	(47.8)	—	(62.0)	72.4

Liabilities
Investment-type insurance contracts	—	—	9.2	2.0	11.2
Derivative liabilities	(10.0)	28.4	—	—	18.4
Other liabilities	(2.1)	—	—	(13.8)	(15.9)

(5)     Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Transfers

Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels are summarized below.

	For the year ended December 31, 2012
	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 1 into	of Level 2 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 2	Level 3	Level 1	Level 3	Level 1	Level 2

	(in millions)
Assets
Fixed maturities, available-for-
sale:
Non-U.S. governments	$—	$—	$—	$14.5	$—	$—
State and political subdivisions	—	—	—	1.8	—	—
Corporate	—	—	—	79.7	—	137.4
Collateralized debt obligations	—	—	—	—	—	31.2
Other debt obligations	—	—	—	15.3	—	—
Total fixed maturities,
available-for-sale	—	—	—	111.3	—	168.6
Fixed maturities, trading	—	—	—	9.5	—	—
Separate account assets	3,255.7	0.3	205.5	1.3	—	1.9

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

We had significant transfers of separate account assets between Level 1 and Level 2, primarily related to foreign equity securities. When these securities are valued at the local close price of the exchange where the assets traded, they are reflected in Level 1. When events materially affecting the value occur between the close of the local exchange and the New York Stock Exchange, we use adjusted prices determined by a third party pricing vendor to update the foreign market closing prices and the fair value is reflected in Level 2. During 2011 and 2010, $2,796.1 million and $6,600.6 million, respectively, of separate account assets transferred out of Level 2 into Level 1. During 2011 and 2010, $3,595.9 million and $3,128.3 million, respectively, of separate account assets transferred out of Level 1 into Level 2.

Assets transferred into Level 3 during 2012, 2011 and 2010, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.

Assets transferred out of Level 3 during 2012, 2011 and 2010, included those for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	As of December 31, 2012
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average

	(in millions)
Assets
Fixed maturities, available-for-sale:
Non-U.S. governments	$12.9	Discounted cash flow	Discount rate (1)	1.6%	1.6%
			Illiquidity premium	50 basis points ("bps")	50bps
Corporate	62.1	Discounted cash flow	Discount rate (1)	1.7%-12.0%	6.9%
			Illiquidity premium	0bps-100bps	42bps
			Earnings before interest, taxes, depreciation and amortization multiple	0x-3.5x	0.2x
			Probability of default	0%-100%	6.9%
			Potential loss severity	0%-30%	2.1%
Collateralized debt obligations	38.2	Discounted cash flow	Discount rate (1)	1.0%-19.8%	13.3%
			Illiquidity premium	400bps-1,000bps	791bps
Other debt obligations	14.7	Discounted cash flow	Discount rate (1)	6.5%-20.0%	11.8%
			Illiquidity premium	0bps-50bps	30bps
Fixed maturities, trading	35.9	Discounted cash flow	Discount rate (1)	1.2%-60.5%	4.1%
			Illiquidity premium	0bps-1,400bps	390bps
	110.4	See note (2)

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	As of December 31, 2012
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average

	(in millions)
Other investments	80.3	Discounted cash flow - commercial mortgage loans of consolidated VIEs	Discount rate (1)	3.5%	3.5%
			Illiquidity premium	287bps	287bps
	33.6	Discounted cash flow - equity method real estate investment	Discount rate (1)	9.3%	9.3%
			Terminal capitalization rate	5.5%	5.5%
			Average market rent growth rate	3.6%	3.6%
		Discounted cash flow - equity method real estate debt	Loan to value	49.4%	49.4%
			Credit spread rate	3.3%	3.3%
Separate account assets	4,449.0	Discounted cash flow - mortgage loans	Discount rate (1)	0.8%-10.4%	3.3%
			Illiquidity premium	0bps-50bps
			Credit spread rate	65bps-1,025bps	253bps
		Discounted cash flow - real estate	Discount rate (1)	6.5%-16.0%	8.3%
			Terminal capitalization rate	4.8%-9.0%	7.2%
			Average market rent growth rate	2.3%-5.5%	3.3%
		Discounted cash flow - real estate debt	Loan to value	17.0%-86.0%	54.8%
			Credit spread rate	1.6%-5.3%	3.5%

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

As of December 31, 2012
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average

(in millions)
Liabilities
Investment-type insurance contracts	(148.1)	Discounted cash flow	Long duration interest rate	2.6%-2.8% (3)	See note (3)
			Long-term equity market volatility	18.8%-38.3%
			Non-performance risk	0.3%-1.6%
			Utilization rate	See note (4)	See note (4)
			Lapse rate	0.5%-11.8%
			Mortality rate	See note (5)	See note (5)
Derivative liabilities	(65.1)	See note (2)
Other liabilities	(39.6)	See note (2)

(1)     Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any credit spread, illiquidity or other adjustments, where applicable.

(2)     Relates to a consolidated collateralized private investment vehicle that is a VIE. Fixed maturity, trading represents the underlying collateral of the investment structure and consists of high-grade fixed maturity investments, which are over-collateralized based on outstanding notes priced at par. The derivative liability represents credit default swaps that are valued using a correlation model to the credit default swap (“CDS”) Index (“CDX”) and inputs to the valuation are based on observable market data such as the end of period swap curve, CDS constituents of the index and spread levels of the index, as well as CDX tranche spreads. The other liabilities represent obligations to third party note holders due at maturity or termination of the trust. The value of the obligations reflect the third parties’ interest in the investment structure.

(3)     Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between observable 20 and 30-year swap rates.

(4)     This input factor is the number of contractholders taking withdrawals as well as the amount and timing of the withdrawals and a range does not provide a meaningful presentation.

(5)     This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets, could cause the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.

Embedded derivatives can be either assets or liabilities within the investment-type insurance contracts line item, depending on certain inputs at the reporting date.  Increases to an asset or decreases to a liability are described as increases to fair value.  Increases or decreases in market volatilities could cause significant decreases or increases, respectively, in the fair value of embedded derivatives in investment-type insurance contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.  Increases or decreases in risk free rates could cause the fair value of the embedded derivative to significantly increase or decrease, respectively. Increases or decreases in our own credit risks, which impact the rates used to discount future cash flows, could significantly increase or decrease, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.

Decreases or increases in the mortality rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. Decreases or increases in the overall lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The lapse rate assumption varies dynamically based on the relationship of the guarantee and associated account value. A stronger or weaker dynamic lapse rate assumption could cause the fair value of the embedded derivative to decrease or increase, respectively. The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take.  Increases or decreases in the assumption of the number of contractholders taking withdrawals could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contractholders take withdrawals earlier or later could cause the fair value of the embedded derivative to decrease or increase, respectively. Assuming contractholders take more or less of their benefit could cause the fair value of the embedded derivative to decrease or increase, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets are measured at fair value on a nonrecurring basis. During 2012, certain mortgage loans had been marked to fair value of $171.2 million. The net impact of impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $13.1 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs. The fair value of the underlying collateral is determined based on a discounted cash flow valuation either from an external broker opinion of value or an internal model. Significant inputs used in the discounted cash flow calculation include: a discount rate, terminal capitalization rate and average market rent growth. The ranges of inputs used in the fair value measurements for the mortgage loans marked to fair value during the three months ended December 31, 2012, were:

Discount rate = 8.0% - 20.0%

Terminal capitalization rate = 6.3% - 10.5%

Average market rent growth = 3.0% - 8.0%

During 2012, certain mortgage servicing rights had been marked to fair value of $7.0 million. The net impact of impairments and subsequent improvements in estimated fair value of previously impaired mortgage servicing rights resulted in a net gain of $0.4 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans. The discount rate used in calculating the present value of the future servicing cash flows was 3.1% for the twelve months ended December 31, 2012.

During 2012, certain real estate had been written down to fair value of $5.0 million, resulting in a loss of $0.1 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated using appraised values that involve significant unobservable inputs that are not developed internally.

During 2011, mortgage loans had been marked to fair value of $201.7 million. The net impact of impairments and improvements in estimated fair value of previously impaired loans resulted in a net loss of $31.3 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. This includes the impact of certain loans no longer on our books. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve at least one significant unobservable input.

During 2011, certain mortgage servicing rights had been marked to fair value of $4.4 million. The net impact of impairments and subsequent improvements in estimated fair value of previously impaired mortgage servicing rights resulted in a net loss of $1.1 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

During 2010, certain mortgage loans had been impaired or written down to fair value of $245.3 million. The impairments resulted in a loss of $78.4 million that was recorded in net realized capital gains (losses) as part of the mortgage loan valuation allowance. These collateral-dependent mortgage loans are a Level 3 fair value measurement, as fair value is based on the fair value of the underlying real estate collateral, which is estimated using appraised values that involve significant unobservable inputs.

During 2010, certain real estate had been written down to fair value of $1.4 million. This write down resulted in a loss of $0.3 million that was recorded in net realized capital gains (losses). This is a Level 3 fair value measurement, as the fair value of real estate is estimated using appraised values that involve significant unobservable inputs.

During 2010, certain mortgage servicing rights had been written down to fair value of $1.0 million, resulting in a charge of $0.6 million that was recorded in operating expenses. These mortgage servicing rights are a Level 3 fair value measurement, as fair value is determined by calculating the present value of the future servicing cash flows from the underlying mortgage loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

During 2010, we impaired goodwill and finite lived intangible assets. See Note 3, Goodwill and Other Intangible Assets, for further details.

Fair Value Option

As a result of our implementation of new authoritative guidance related to the accounting for VIEs effective January 1, 2010, we elected fair value accounting for certain assets and liabilities of newly consolidated VIEs for which it was not practicable for us to determine the carrying value. The fair value option was elected for commercial mortgage loans reported with other investments and obligations reported with other liabilities in the consolidated statements of financial position. The changes in fair value of these items are reported in net realized capital gains (losses) on the consolidated statements of operations.

The fair value and aggregate contractual principal amounts of commercial mortgage loans for which the fair value option has been elected were $80.3 million and $76.4 million as of December 31, 2012, and $97.5 million and $96.1 million as of December 31, 2011, respectively. The change in fair value of the loans resulted in a $2.6 million, $(2.6) million and $25.9 million pre-tax gain (loss) for the years ended December 31, 2012, 2011 and 2010, respectively, none of which related to instrument-specific credit risk. None of these loans were more than 90 days past due or in nonaccrual status. Interest income on these commercial mortgage loans is included in net investment income on the consolidated statements of operations and is recorded based on the effective interest rates as determined at the closing of the loan. Interest income recorded on these commercial mortgage loans was $6.9 million, $8.6 million and $10.5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The fair value and aggregate unpaid principal amounts of obligations for which the fair value option has been elected were $85.0 million and $186.8 million as of December 31, 2012, and $88.4 million and $169.8 million as of December 31, 2011, respectively. For the years ended December 31, 2012, 2011 and 2010, the change in fair value of the obligations resulted in a pre-tax gain (loss) of $(37.7) million, $1.2 million and $(2.9) million, which includes a pre-tax gain (loss) of $(37.4) million, $(1.1) million and $3.0 million related to instrument-specific credit risk that is estimated based on credit spreads and quality ratings, respectively. Interest expense recorded on these obligations is included in operating expenses on the consolidated statements of operations and was $5.3 million, $6.8 million and $8.9 million for the years ended December 31, 2012, 2011 and 2010, respectively.

We invest in real estate ventures for the purpose of earning investment returns and for capital appreciation. We elected the fair value option for a venture entered into during the third quarter of 2012 that is accounted for under the equity method because the nature of the investment is to add value to the property and generate income from the operations of the property. Other equity method real estate investments are not fair valued because the investments mainly generate income from the operations of the underlying properties. This investment is reported with other investments in the consolidated statements of financial position. The change in fair value is reported in net investment income on the consolidated statements of operations. The fair value of the equity method investment for which the fair value option has been elected was $33.6 million as of December 31, 2012. The change in fair value of the investment resulted in a $0.4 million pre-tax loss for year ended December 31, 2012.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2012

			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3

	(in millions)
Assets (liabilities)
Mortgage loans	$10,825.4	$11,459.2	$—	$—	$11,459.2
Policy loans	834.0	1,030.2	—	—	1,030.2
Other investments	224.9	225.3	—	140.1	85.2
Cash and cash equivalents	964.2	964.2	924.2	40.0	—
Investments-type insurance contracts	(31,936.8)	(32,515.2)	—	(7,367.3)	(25,147.9)
Short-term debt	(286.7)	(286.7)	—	(286.7)	—
Long-term debt	(128.9)	(139.0)	—	(109.3)	(29.7)
Separate account liabilities	(60,858.9)	(60,175.4)	—	—	(60,175.4)
Bank deposits	(2,174.7)	(2,177.7)	(1,404.4)	(773.3)	—
Cash collateral payable	(190.8)	(190.8)	(190.8)	—	—

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

	December 31, 2011

	Carrying amount	Fair value

	(in millions)
Assets (liabilities)
Mortgage loans	$10,132.0	$10,619.4
Policy loans	859.2	1,088.4
Other investments	328.7	328.7
Cash and cash equivalents	1,414.6	1,414.6
Investments-type insurance contracts	(32,407.0)	(32,232.7)
Short-term debt	(263.7)	(263.7)
Long-term debt	(119.9)	(138.9)
Separate account liabilities	(54,429.2)	(53,614.9)
Bank deposits	(2,142.8)	(2,150.2)
Cash collateral payable	(222.5)	(222.5)

Mortgage Loans

Fair values of commercial and residential mortgage loans are primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflects credit quality and maturity of the loans. The risk spread is based on market clearing levels for loans with comparable credit quality, maturities and risk. The fair value of mortgage loans may also be based on the fair value of the underlying real estate collateral less cost to sell, which is estimated using appraised values. These are reflected in Level 3.

Policy Loans

Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve. The expected cash flows reflect an estimate of timing of the repayment of the loans. These are reflected in Level 3.

Other Investments

The fair value of commercial loans and certain consumer loans included in other investments is calculated by discounting scheduled cash flows through the estimated maturity date using market interest rates that reflect the credit and interest rate risk inherent in the loans. The estimate of term to maturity is based on historical experience, adjusted as required, for current economic and lending conditions. The effect of nonperforming loans is considered in assessing the credit risk inherent in the fair value estimate. These are reflected in Level 3. The carrying value of the remaining investments reported in this line item approximate their fair value and are of a short-term nature. These are reflected in Level 2.

Cash and Cash Equivalents

The carrying amounts of cash and cash equivalents that are not reported at fair value on a recurring basis approximate their fair value, which are reflected in Level 1 given the nature of cash.

Investment-Type Insurance Contracts

The fair values of our reserves and liabilities for investment-type insurance contracts are determined via a third party pricing vendor or using discounted cash flow analyses when we are unable to find a price from third party pricing vendors. Third party pricing on various outstanding medium-term notes and funding agreements is based on observable inputs such as benchmark yields and spreads based on reported trades for our medium-term notes and funding agreement issuances. These are reflected in Level 2. The discounted cash flow analyses for the remaining contracts is based on current interest rates, including non-performance risk, being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. These are reflected in Level 3. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Short-Term Debt

The carrying amount of short-term debt approximates its fair value because of the relatively short time between origination of the debt instrument and its maturity, which is reflected in Level 2.

Long-Term Debt

Long-term debt primarily includes senior note issuances for which the fair values are determined using inputs that are observable in the market or that can be derived from or corroborated with observable market data. These are reflected in Level 2. Additionally, our long-term debt includes non-recourse mortgages and notes payable that are primarily financings for real estate developments for which the fair values are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. These are reflected in Level 3.

Separate Account Liabilities

Fair values of separate account liabilities, excluding insurance-related elements, are estimated based on market assumptions around what a potential acquirer would pay for the associated block of business, including both the separate account assets and liabilities. As the applicable separate account assets are already reflected at fair value, any adjustment to the fair value of the block is an assumed adjustment to the separate account liabilities. To compute fair value, the separate account liabilities are originally set to equal separate account assets because these are pass-through contracts. The separate account liabilities are reduced by the amount of future fees expected to be collected that are intended to offset upfront acquisition costs already incurred that a potential acquirer would not have to pay. The estimated future fees are adjusted by an adverse deviation discount and the amount is then discounted at a risk-free rate as measured by the yield on U.S. Treasury securities at maturities aligned with the estimated timing of fee collection. These are reflected in Level 3.

Bank Deposits

The fair value of deposits of our Principal Bank subsidiary with no stated maturity, such as demand deposits, savings, and interest-bearing demand accounts, is equal to the amount payable on demand (i.e., their carrying amounts). These are reflected in Level 1. The fair value of certificates of deposit is based on the discounted value of contractual cash flows. The discount is estimated using the rates currently offered for deposits of similar remaining maturities. These are reflected in Level 2.

Cash Collateral Payable

The carrying amount of the payable associated with our obligation to return the cash collateral received under derivative credit support annex (collateral) agreements approximates its fair value, which is reflected in Level 1.

16. Statutory Insurance Financial Information

                We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners' (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. As of December 31, 2012, our use of prescribed and permitted statutory accounting practices has resulted in higher statutory capital and surplus of $211.1 million relative to the accounting practices and procedures of the NAIC primarily due to a state prescribed practice associated with reinsurance of our term life products and “secondary” or “no lapse” guarantee provisions on our universal life products. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

                Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2012, we meet the minimum RBC requirements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Our statutory net income and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2012	2011	2010

	(in millions)
Statutory net income	$576.1	$326.8	$404.6
Statutory capital and surplus	3,944.3	4,218.2	4,377.8

17.  Segment Information

                We provide financial products and services through the following segments: Retirement and Investor Services, Principal Global Investors and U.S. Insurance Solutions. In addition, there is a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

                The Retirement and Investor Services segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.

The Principal Global Investors segment provides asset management services to our asset accumulation business, our insurance operations, the Corporate segment and third‑party clients.

The U.S. Insurance Solutions segment provides individual life insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance, group life insurance, wellness services and non-medical fee-for-service claims administration, throughout the United States.

The Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter‑segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.

Management uses segment operating earnings in goal setting, as a basis for determining employee compensation and in evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized capital gains (losses), as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized capital gains (losses), as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of deferred front-end fee revenues for sales charges on retirement and life insurance products and services, amortization of hedge accounting book value adjustments for certain discontinued hedges, net realized capital gains and losses distributed, noncontrolling interest capital gains and losses and certain market value adjustments to fee revenues. Net realized capital gains (losses), as adjusted, exclude periodic settlements and accruals on derivative instruments not designated as hedging instruments and exclude certain market value adjustments of embedded derivatives and realized capital gains (losses) associated with our exited group medical insurance business. Segment operating revenues exclude net realized capital gains (losses) (except periodic settlements and accruals on derivatives not designated as hedging instruments), including their impact on recognition of front-end fee revenues, certain market value adjustments to fee revenues and amortization of hedge accounting book value adjustments for certain discontinued hedges, and revenue from our exited group medical insurance business. Segment operating revenues include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.

                The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

The following tables summarize select financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31, 2012	December 31, 2011

	(in millions)
Assets:
Retirement and Investor Services	$116,658.1	$108,283.6
Principal Global Investors	1,056.2	1,603.6
U.S. Insurance Solutions	18,949.9	17,326.0
Corporate	3,407.8	3,173.4
Total consolidated assets	$140,072.0	$130,386.6

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Operating revenues by segment:
Retirement and Investor Services	$4,321.0	$3,613.1	$3,706.7
Principal Global Investors	537.1	490.9	432.6
U.S. Insurance Solutions	2,983.1	2,929.1	2,807.1
Corporate	(91.7)	(78.9)	(82.1)
Total segment operating revenues	7,749.5	6,954.2	6,864.3
Net realized capital losses, net of related revenue adjustments	(21.2)	(191.7)	(378.5)
Exited group medical insurance business	25.3	608.3	1,406.8
Terminated commercial mortgage securities issuance operation	—	—	(0.8)
Assumption change within our Individual Life business	—	4.9	—
Total revenues per consolidated statements of operations	$7,753.6	$7,375.7	$7,891.8
Operating earnings (loss) by segment, net of
related income taxes:
Retirement and Investor Services	$523.4	$513.0	$502.2
Principal Global Investors	66.9	59.6	48.1
U.S. Insurance Solutions	143.3	209.5	197.9
Corporate	(24.1)	(32.6)	(37.1)
Total segment operating earnings, net of related
income taxes	709.5	749.5	711.1
Net realized capital gains (losses), as adjusted (1)	14.8	(118.5)	(275.1)
Other after-tax adjustments (2)	(49.4)	(82.3)	17.1
Net income attributable to PLIC	$674.9	$548.7	$453.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

(1)   Net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Net realized capital gains (losses):
Net realized capital gains (losses)	$72.1	$(98.7)	$(288.4)
Certain derivative and hedging-related adjustments	(92.8)	(92.6)	(88.4)
Certain market value adjustments to fee revenues	(0.3)	(0.1)	(3.4)
Recognition of front-end fee revenue	(0.2)	(0.3)	1.7
Net realized capital losses, net of related revenue adjustments	(21.2)	(191.7)	(378.5)
Amortization of deferred policy acquisition and sales inducement costs	36.8	(22.7)	(22.9)
Capital gains distributed	(11.8)	(4.3)	(11.3)
Certain market value adjustments of embedded derivatives	(0.6)	65.6	7.2
Net realized capital (gains) losses associated with exited group
medical insurance business	0.2	(0.2)	3.0
Noncontrolling interest capital gains	(8.1)	(31.6)	(11.3)
Income tax effect	19.5	66.4	138.7
Net realized capital gains (losses), as adjusted	$14.8	$(118.5)	$(275.1)

(2)     For the year ended December 31, 2012, other after-tax adjustments included the negative effect resulting from (a) a contribution made to The Principal Financial Group Foundation, Inc. ($39.8 million), (b) losses associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($9.6 million).

For the year ended December 31, 2011, other after-tax adjustments included (1) the negative effect resulting from (a) the impact of a court ruling on some uncertain tax positions ($68.9 million), (b) an assumption change in our Individual Life business ($34.5 million), (c) a contribution made to The Principal Financial Group Foundation, Inc. ($19.5 million) and (d) our estimated obligation associated with Executive Life of New York’s liquidation petition ($10.3 million) and (2) the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($50.9 million).

For the year ended December 31, 2010, other after-tax adjustments included (1) the positive effect of gains associated with our exited group medical insurance business that does not yet qualify for discontinued operations accounting treatment under U.S. GAAP ($24.8 million) and (2) the negative effect resulting from: (a) the tax impact of healthcare reform, which eliminates the tax deductibility of retiree prescription drug expenses related to our employees incurred after 2012 ($7.2 million) and (b) losses associated with our terminated commercial mortgage securities issuance operation that has been exited but does not qualify for discontinued operations accounting treatment under U.S. GAAP ($0.5 million).

                The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Income tax expense by segment:
Retirement and Investor Services	$113.5	$130.6	$119.9
Principal Global Investors	37.0	32.5	26.0
U.S. Insurance Solutions	64.4	98.5	93.8
Corporate	(17.3)	(15.2)	(19.3)
Total segment income taxes from operating earnings	197.6	246.4	220.4
Tax benefit related to net realized capital losses, as adjusted	(19.5)	(66.4)	(138.7)
Tax expense (benefit) related to other after-tax adjustments	(26.6)	45.0	21.1
Total income taxes expense per consolidated statements of
operations	$151.5	$225.0	$102.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

The following table summarizes operating revenues for our products and services:

	For the years ended December 31,
	2012	2011	2010

	(in millions)
Retirement and Investor Services:
Full-service accumulation	$1,353.7	$1,334.7	$1,334.8
Individual annuities	1,162.4	1,119.2	1,018.6
Bank and trust services	101.6	100.5	91.8
Eliminations	(11.3)	(10.0)	(9.1)
Total Accumulation	2,606.4	2,544.4	2,436.1
Investment only	431.6	508.0	643.4
Full-service payout	1,283.0	560.7	627.2
Total Guaranteed	1,714.6	1,068.7	1,270.6
Total Retirement and Investor Services	4,321.0	3,613.1	3,706.7
Principal Global Investors (1)	537.1	490.9	432.6
U.S. Insurance Solutions:
Individual life insurance	1,421.9	1,431.0	1,395.1
Specialty benefits insurance	1,561.2	1,498.1	1,412.0
Total U.S. Insurance Solutions	2,983.1	2,929.1	2,807.1
Corporate	(91.7)	(78.9)	(82.1)
Total operating revenues	$7,749.5	$6,954.2	$6,864.3
Total operating revenues	$7,749.5	$6,954.2	$6,864.3
Net realized capital losses, net of related
revenue adjustments	(21.2)	(191.7)	(378.5)
Exited group medical insurance business	25.3	608.3	1,406.8
Terminated commercial mortgage securities issuance operation	—	—	(0.8)
Assumption change within our Individual
Life business	—	4.9	—
Total revenues per consolidated statements of
operations	$7,753.6	$7,375.7	$7,891.8

(1)   Reflects inter-segment revenues of $214.3 million, $198.8 million and $189.4 million for the year ended December 31, 2012, December 31, 2011 and December 31, 2010, respectively.

18.  Stock‑Based Compensation Plans

                As of December 31, 2012, our parent, PFG sponsors the Amended and Restated 2010 Stock Incentive Plan, the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan ("Stock‑Based Compensation Plans"), which resulted in an expense to us. As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the Amended and Restated 2010 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units. The following Stock-Based Compensation Plans information represents all share based compensation data related to us and our subsidiaries’ employees.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2012	2011	2010

	(in millions)
Compensation cost	$34.8	$31.7	$38.9
Related income tax benefit	11.4	10.8	12.4
Capitalized as part of an asset	2.3	2.2	2.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

Nonqualified Stock Options

                Nonqualified stock options were granted to certain employees under the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding under the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant, and expire ten years after the grant date. These options have graded vesting over a three-year period, except in the case of approved retirement.

                The fair value of stock options is estimated using the Black‑Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended December 31,
Options	2012	2011	2010

Expected volatility	70.0%	67.9%	66.6%
Expected term (in years)	6.0	6.0	6.0
Risk-free interest rate	1.1%	2.5%	2.8%
Expected dividend yield	2.55%	1.60%	2.25%
Weighted average estimated fair value	$13.95	$18.82	$11.48

                We determine expected volatility based on, among other factors, historical volatility using daily price observations. The expected term represents the period of time that options granted are expected to be outstanding. We determine expected term using historical exercise and employee termination data. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG common shares on the grant date.

                As of December 31, 2012, there was $2.6 million of total unrecognized compensation costs related to nonvested stock options. The cost is expected to be recognized over a weighted‑average service period of approximately 1.8 years.

Performance Share Awards

                Performance share awards were granted to certain employees under the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant's continued employment through the performance period (except in the case of an approved retirement) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors, including return on common equity, operating income and book value per common share, must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of performance share awards is determined based on the closing stock price of PFG’s common shares on the grant date. The weighted‑average grant-date fair value of performance share awards granted during 2012, 2011 and 2010 were $27.46, $34.26 and $22.21, respectively.

As of December 31, 2012, there was $4.3 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted‑average service period of approximately 1.6 years.

Restricted Stock Units

                Restricted stock units were granted to certain employees and agents under the Amended and Restated 2010 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited. There is no maximum contractual term on these awards. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2012

The fair value of restricted stock units is determined based on the closing stock price of PFG’s common shares on the grant date. The weighted‑average grant-date fair value of restricted stock units granted during 2012, 2011 and 2010 was $27.45, $33.24 and $22.42, respectively.

As of December 31, 2012, there was $23.8 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted‑average period of approximately 1.8 years.

Employee Stock Purchase Plan

                Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a semi-annual basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG common stock at a price equal to 85% of the shares' fair market value as of the beginning or end of the purchase period, whichever is lower.

                We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted‑average fair value of the discount on the stock purchased was $5.32, $4.20 and $7.37 during 2012, 2011 and 2010, respectively.

19. Quarterly Results of Operations (Unaudited)

                The following is a summary of unaudited quarterly results of operations.

	For the three months ended
	December 31	September 30	June 30	March 31

	(in millions)
2012
Total revenues	$1,899.3	$2,352.4	$1,800.3	$1,701.6
Total expenses	1,617.6	2,223.5	1,591.2	1,476.5
Net income	222.4	148.0	155.0	167.9
Net income attributable to PLIC	218.8	145.1	152.4	158.6

2011
Total revenues	$1,719.9	$1,798.6	$1,954.8	$1,902.4
Total expenses	1,568.3	1,649.7	1,679.5	1,668.1
Net income	126.6	63.5	212.7	182.3
Net income attributable to PLIC	126.9	69.0	189.1	163.7

PART C

OTHER INFORMATION

Item 24.      Financial Statements and Exhibits

(a)   Financial Statements included in the Registration Statement

(1)   Part A:

Condensed Financial Information for the 10 years ended

December 31, 2012.

(2)   Part B:

Principal Life Insurance Company Separate Account B:

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities, December 31, 2012

Statements of Operations for the year ended December 31, 2012

Statements of Changes in Net Assets for the years ended December 31, 2012 and 2011.

Notes to Financial Statements.

Principal Life Insurance Company:

Report of Independent Registered Public Accounting Firm

Consolidated Statements of Financial Position at December 31, 2012, and 2011.

Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010.

Consolidated Statements of Stockholder's Equity for the years ended December 31, 2012, 2011 and 2010.

Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010.

Notes to Consolidated Financial Statements.

(3)   Part C

Principal Life Insurance Company

Report of Independent Registered Public Accounting Firm on Schedules*

Schedule I - Summary of Investments - Other Than Investments in Related Parties As of December 31, 2012*

Schedule III - Supplementary Insurance Information as of December 31, 2012, 2011 and 2010 and for each of the years then ended*

Schedule IV – Reinsurance as of December 31, 2012, 2011 and 2010 and for each of the years then ended*

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b)   Exhibits

(1)           Resolution of Board of Directors of the Depositor – filed with the Commission on filed on 9/14/98

(3a)         Distribution Agreement (filed 9/14/98)

(3b)         Selling Agreement (filed 4/20/99)

(4a)         Form of Variable Annuity Contract (filed 9/14/98)

(4b)         Form of Variable Annuity Contract (filed 9/14/98)

(5)           Form of Variable Annuity Application (filed 9/14/98)

(6a)         Articles of Incorporation of the Depositor (filed 9/14/98)

(6b)         Bylaws of Depositor (filed 9/14/98)

(8a1)      Shareholder Services Agreement with American Century Investment Management Inc., as amended (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(8a2)      Rule 22c-2 Agreement with American Century Investment Management Inc., (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(8b1)      Amended & Restated Participation Agreement with Franklin Templeton Variable Insurance Products Trust (filed on May 1, 2008)

(8b2)      Administrative Services Agreement with Franklin Templeton Services, LLC (filed on May 1, 2008)

(8b3)      Rule 22c-2 Agreement with Franklin Templeton Variable Insurance Products Trust (filed on May 1, 2008)

(8c1)       Form of Participation Agreement with Principal Variable Contracts Funds (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(8c2)       Form of Rule 22c-2 Agreement with Principal Variable Contracts Funds (incorporated by reference from file number 333-116220, as filed on May 1, 2008)

(9)           Opinion of Counsel (filed 9/14/98)

(10a)      Consent of Ernst & Young LLP*

(10b)      Powers of Attorney (filed with the Commission on 4/27/2007)*

(10c)       Consent of Counsel*

(11)         Financial Statement Schedules*

(13a)      Total Return Calculation (filed 4/26/01)

(13b)      Annualized Yield for Separate Account B (filed 4/26/01)

*  Filed Herein

** To be filed by Amendment.

Item 25.  Officers and Directors of the Depositor

Principal Life Insurance Company is managed by a Board of Directors which is elected by its policyowners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:

DIRECTORS:

Name and Principal Business Address	Positions and Offices
BETSY J. BERNARD 40 Shalebrook Drive Morristown, NJ 07960	Director Chair, Nominating and Governance Committee Member, Executive and Human Resources Committees
JOCELYN CARTER-MILLER 8701 Banyan Court Tamarac, FL 33321	Director Member, Nominating and Governance Committee
GARY E. COSTLEY 257 Barefoot Beach Boulevard, Suite 404 Bonita Springs, FL 34134	Director Member, Audit Committee
MICHAEL T. DAN 495 Rudder Road Naples, FL 34102	Director Chair, Human Resources Committee
DENNIS H. FERRO 100 Dove Plum Road Vero Beach, FL 32963	Director Member, Audit Committee
C. DANIEL GELATT, JR. NMT Corporation 2004 Kramer Street La Crosse, WI 54603	Director Member, Audit Committee
SANDRA L. HELTON 1040 North Lake Shore Drive #26A Chicago, IL 60611	Director Chair, Audit Committee Member, Executive Committee
RICHARD L. KEYSER 5215 Old Orchard Place Ste. 440 Skokie, IL 60077	Director Member, Nominating and Governance and Human Resources Committees
LUCA MAESTRI Apple Inc. 1 Infinite Loop Cupertino, CA 95014	Director Member, Audit Committee
ELIZABETH E. TALLETT Hunter Partners, LLC 12 Windswept Circle Thornton, NH 03285-6883	Director Member, Executive, Human Resources and Nominating and Governance Committees
LARRY D. ZIMPLEMAN The Principal Financial Group Des Moines, IA 50392	Chairman of the Board and Chair, Executive Committee, Principal Life: Chairman, President and Chief Executive Officer

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS)

Name and Principal Business Address	Positions and Offices
REX AUYEUNG	Senior Vice President and President, Principal Financial Group - Asia
NED A. BURMEISTER	Senior Vice President and Chief Operating Officer, Principal International
GREGORY J. BURROWS	Senior Vice President Retirement and Investor Services
TERESA M. BUTTON	Vice President and Treasurer
TIMOTHY M. DUNBAR	Senior Vice President and Chief Investment Officer
GREGORY B. ELMING	Senior Vice President and Chief Risk Officer
RALPH C. EUCHER	Executive Vice President Human Resources and Corporate Services
NORA M. EVERETT	Senior Vice President Retirement and Investor Services
JOYCE N. HOFFMAN	Senior Vice President and Corporate Secretary
DANIEL J. HOUSTON	President - Retirement, Insurance and Financial Services
JULIA M. LAWLER	Senior Vice President – Investment Services
TERRANCE J. LILLIS	Senior Vice President and Chief Financial Officer
JAMES P. MCCAUGHAN	President - Global Asset Management
TIMOTHY J. MINARD	Senior Vice President - Distribution
MARY A. O'KEEFE	Senior Vice President and Chief Marketing Officer
GERALD W. PATTERSON	Senior Vice President Retirement and Investor Services
ANGELA R. SANDERS	Senior Vice President and Controller
GARY P. SCHOLTEN	Senior Vice President and Chief Information Officer
KAREN E. SHAFF	Executive Vice President and General Counsel
DEANNA D. STRABLE	Senior Vice President – U.S. Insurance Solutions
LUIS E. VALDES	President – International Asset Management and Accumulation
ROBERTO WALKER	Senior Vice President and President , Principal Financial Group - Latin America

Item 26.  Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust.  Registrant supports benefits payable under Depositor's variable life contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.  No person is directly or indirectly controlled by the Registrant.

The Depositor is wholly-owned by Principal Financial Services, Inc.  Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.  In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC.  A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2012 appears below:

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
PRINCPAL FINANCIAL GROUP, INC Δ	Delaware
àPrincipal Financial Services, Inc. § Ñ	Iowa	100
àPrincor Financial Services Corporation§Ñ	Iowa	100
àPFG DO Brasil LTDA§Ñ	Brazil	100
àBrasilprev Seguros E Previdencia S.A. §	Brazil	50.01
àPrincipal Global Investors Participacoes, LTDA§Ñ	Brazil	100
àClaritas Investments Ltd.	Grand Cayman	60
àClaritas Participacoes S.A.	Brazil	80
àClaritas Administracao de Recursos LTDA	Brazil	75
àPrincipal International, Inc. §Ñ	Iowa	100
àPrincipal International (Asia) Limited§Ñ	Hong Kong	100
àPrincipal Global Investors (Asia) Limited§Ñ	Hong Kong	100
àPrincipal Nominee Company (Hong Kong) Limited§Ñ	Hong Kong	100
àPrincipal Asset Management Company (Asia) Limited§Ñ	Hong Kong	100
àPrincipal Insurance Company (Hong Kong) Limited§Ñ	Hong Kong	100
àCIMB – Principal Asset Management Berhad (Malaysia) §	Malaysia	40
àCIMB Wealth Advisors Berhad§	Malaysia	100
àCIMB – Principal Asset Management (Singapore) PTE LTD§	Singapore	100
àCIMB - Principal Asset Management Company Limited	Thailand	99.99
àPT CIMB Principal Asset Management§	Indonesia	99
àPrincipal Trust Company(Asia) Limited§Ñ	Hong Kong	100
àPrinCorp Wealth Advisors (Asia) Limited	Hong Kong	100
àPrincipal Mexico Servicios, S.A. de C.V. §Ñ	Mexico	100
àDistribuidora Principal Mexico, S.A. de C.V. §Ñ	Mexico	100
àPrincipal International Mexico, LLC	Delaware	100
àPrincipal Consulting (India) Private Limited§Ñ	India	100
àPrincipal Financial Group, S.A. de C. V. Grupo Financiero. §Ñ	Mexico	100
à Principal Afore, S. A. de C.V., Principal Grupo Financiero§Ñ	Mexico	100
à Principal Fondos de Inversion S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero §Ñ	Mexico	100
à Principal Mexico Compania de Seguros, S.A. de C.V., Principal Grupo Financiero §Ñ	Mexico	100
à Principal Pensiones, S.A. de C.V., Principal Grupo Financiero §Ñ	Mexico	100
àPrincipal Wellness Company§Ñ	Indiana	100
àPrincipal Global Investors Holding Company, Inc. §Ñ	Delaware	100
àPrincipal Global Investors (Ireland) Limited§Ñ	Ireland	100
àPrincipal Global Investors (Europe) Limited§Ñ	United Kingdom	100
àPrincipal Global Investors (Singapore) Limited§Ñ	Singapore	100
àPrincipal Global Investors (Japan) Limited§Ñ	Japan	100
àPrincipal Global Investors (Hong Kong) Limited§Ñ	Hong Kong	100
àCIMB Principal Islamic Asset Management SDN. BHD§Ñ	Malaysia	50
àPrincipal Financial Group (Mauritius) Ltd. §Ñ	Mauritius	100
àPrincipal PNB Asset Management Company Private Limited§Ñ	India	65
àPrincipal Trustee Company Private Limited§Ñ	India	65
àPrincipal Retirement Advisors Private Limited§Ñ	India	100
àPrincipal Life Insurance Company ♦Ñ	Iowa	100
àPrincipal Real Estate Fund Investors, LLC§Ñ	Delaware	100
àPrincipal Development Investors, LLC§Ñ	Delaware	100
àPrincipal Real Estate Holding Company, LLC§Ñ	Delaware	100
àGAVI PREHC HC, LLC	Delaware	100
àPrincipal Global Investors, LLC§Ñ©	Delaware	100
àPrincipal Real Estate Investors, LLC§Ñ	Delaware	100
àPrincipal Enterprise Capital, LLC§Ñ	Delaware	100
àPGI Origin Holding Company Ltd.	United Kingdom	100
àOrigin Asset Management LLP	United Kingdom	74
àFinisterre Capital LLP	United Kingdom	51
àPGI Finisterre Holding Company Ltd.	United Kingdom	100
àFinisterre Holdings Limited	Malta	51
àFinisterre Capital UK Limited	United Kingdom	100
àFinisterre Hong Kong Limited	Hong Kong	100
àFinisterre Malta Limited	Malta	100
àFinisterre USA, Inc.	Delaware	100
àPrincipal Commercial Funding, LLC§Ñ	Delaware	100
àPrincipal Global Columbus Circle, LLC§Ñ©	Delaware	100
àCCI Capital Partners, LLC	Delaware
àPost Advisory Group, LLC§Ñ©	Delaware	100
àPost Advisory Europe Limited	United Kingdom
àPrincipal Global Investors Trust§Ñ©	Delaware	100
àSpectrum Asset Management, Inc. §Ñ©	Connecticut	100
àCCIP, LLC§Ñ©	Delaware	70
àColumbus Circle Investors§Ñ©	Delaware	100
àPrincipal Holding Company, LLC§Ñ©	Iowa	100
àPetula Associates, LLC§	Iowa	100
àPrincipal Real Estate Portfolio, Inc. §Ñ	Delaware	100
àGAVI PREPI HC, LLC	Delaware	100
àPetula Prolix Development Company§Ñ	Iowa	100
àPrincipal Commercial Acceptance, LLC§Ñ	Delaware	100
àPrincipal Generation Plant, LLC§Ñ©	Delaware	100
àPrincipal Bank§Ñ©	United States	100
àEquity FC, Ltd. §Ñ©	Iowa	100
àPrincipal Dental Services, Inc. §Ñ©	Arizona	100
àEmployers Dental Services, Inc. §Ñ©	Arizona	100
àFirst Dental Health	California	100
àDelaware Charter Guarantee & Trust Company§Ñ©	Delaware	100
àPreferred Product Network, Inc. §Ñ©	Delaware	100
àPrincipal Reinsurance Company of Vermont§Ñ	Vermont	100
àPrincipal Life Insurance Company of Iowa§Ñ	Iowa	100
àPrincipal Reinsurance Company of Delaware§Ñ	Delaware	100
àPrincipal Financial Services (Australia), Inc. §Ñ	Iowa	100
àPrincipal Global Investors (Australia) Service Company Pty Limited§Ñ	Australia	100
àPrincipal Global Investors (Australia) Limited§Ñ	Australia	100
àPrincipal International Holding Company, LLC§Ñ	Delaware	100
àPrincipal Management Corporation§Ñ	Iowa	100
àPrincipal Financial Advisors, Inc. §Ñ	Iowa	100
àPrincipal Shareholder Services, Inc. §Ñ	Washington	100
àEdge Asset Management, Inc. §Ñ	Washington	100
àPrincipal Funds Distributor, Inc. §Ñ	Washington	100
àPrincipal Global Services Private Limited§Ñ	India	100
àCCB Principal Asset Management Company, Ltd. §	China	25
àPrincipal Holding Company Chile S.A.	Chile	100
àPrincipal Chile Limitada	Chile	100
àPrincipal Institutional Chile S.A.	Chile	100
àPrincipal Financial Services I (US), LLC	Delaware	100
àPrincipal Financial Services II (US), LLC	Delaware	100
àPrincipal Financial Services I (UK) LLP	United Kingdom	100
àPrincipal Financial Services IV (UK) LLP	United Kingdom	100
àPrincipal Financial Services V (UK) LTD.	United Kingdom	100
àPrincipal Financial Services II (UK) LTD.	United Kingdom	100
àPrincipal Financial Services III (UK) LTD.	United Kingdom	100
àPrincipal Financial Services Latin America LTD.	United Kingdom	100
àPrincipal International Latin America LTD.	United Kingdom	100
àPrincipal International South America I LTD.	United Kingdom	100
àPrincipal International South America II LTD.	United Kingdom	100
àPrincipal International South America II LTD., Agency En Chile	Chile	100
àPrincipal International de Chile, S.A. §Ñ	Chile	100
àPrincipal Compania de Seguros de Vida Chile S.A. §Ñ	Chile	100
àPrincipal Administradora General De Fondos S.A. §Ñ	Chile	100
àPrincipal Asset Management Chile S.A. §Ñ	Chile	100
àPrincipal Servicios Corporativos Chile LTDA§Ñ	Chile	100
àPrincipal Servicios De Administracion S.A.	Chile	100
àHipotecaria Cruz Del Sur Principal, S.A	Chile	49
àPrincipal Edge Network Holdings, Inc. §Ñ	Delaware	100
àPrincipal Edge Network – Tennessee, LLC§Ñ	Delaware	100
àPrincipal Edge Network – Georgia, LLC§Ñ	Delaware	100
àPrincipal Edge Network – Austin, LLC§Ñ	Delaware	100
àPrincipal Edge Network – Dallas Ft. Worth, Inc. §Ñ	Delaware	100
àPrincipal National Life Insurance Company§Ñ	Iowa	100
àDiversified Dental Services, Inc. §Ñ	Nevada	100
àMorley Financial Services, Inc. §Ñ	Oregon	100
àMorley Capital Management, Inc. §Ñ	Oregon	100
àUnion Bond and Trust Company§Ñ	Oregon	100
àPrincipal Investors Corporation§Ñ	New Jersey	100

Δ

Δ Consolidated financial statements are filed with SEC.

§ Not required to file financial statements with the SEC.

Ñ Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.

♦ Separate financial statements are filed with SEC.

© Included in the financial statements of Principal Life Insurance Company filed with the SEC.

Item 27.  Number of Contractowners – As of March 31, 2013

                              (1)                                                                   (2)                                 (3)

                                                                                          Number of Plan              Number of

                    Title of Class                                                 Participants             Contractowners

_______________________________________________________________________

BFA Variable Annuity Contracts                                              21                                      6

Pension Builder Contracts                                                      120                                   80

Personal Variable Contracts                                                  165                                   15

Premier Variable Contracts                                                    924                                   30

Flexible Variable Annuity Contract                                  26,554                            26,554

Freedom Variable Annuity Contract                                  1,082                               1,082

Freedom 2 Variable Annuity Contract                                  295                                  295

Investment Plus Variable Annuity Contract                   43,300                            43,300

Principal Lifetime Income Solutions                                    206                                 206

Item 28.  Indemnification

Sections 490.851 through 490.859 of the Iowa Business  Corporation Act permit  corporations to indemnify   directors and officers where (A) all of the following apply:  the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and  (B) the  individual  engaged in conduct  for  which  broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.

Unless ordered by a court  pursuant  to the Iowa  Business Corporation  Act, a corporation shall not indemnify a director or officer in either of the following circumstances:  (A) in connection with a proceeding by or in the right of the corporation, except for reasonable  expenses incurred in connection with the proceeding if it is determined that the director has met the relevant  standard of conduct (above) or (B) in connection with any  proceeding  with respect to conduct  for which  the  director  was  adjudged  liable  on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.

Registrant's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors.  The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.       Principal Underwriters

(a)           Other Activity

Princor Financial Services Corporation acts as principal underwriter for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

(b)           Management

                            (b1)                                                                         (b2)

                                                                                            Positions and offices

                Name and principal                                               with principal

               business address                                                    underwriter

Deborah J. Barnhart                                       Director/Distribution (PPN)

The Principal

Financial Group(1)

Patricia A. Barry                                               Assistant Corporate Secretary

The Principal

Financial Group(1)

Michael J. Beer                                                Director and President

The Principal

Financial Group(1)

Tracy W. Bollin                                                 Chief Financial Officer

The Principal

Financial Group(1)

David J. Brown                                                 Senior Vice President

The Principal

Financial Group(1)

Jill R. Brown                                                      Senior Vice President

The Principal

Financial Group(1)

Teresa M. Button                                             Vice President/Treasurer

The Principal

Financial Group(1)

P. Scott Cawley                                                Director - Internal Wholesaling

The Principal

Financial Group(1)

Nicholas M. Cecere                                        Director and Senior Vice President

The Principal

Financial Group(1)

Gregory B. Elming                                           Director

The Principal

Financial Group(1)

Nora M. Everett                                                Chairman and Chief Executive Officer

The Principal

Financial Group (1)

Stephen G. Gallaher                                       Assistant General Counsel

The Principal

Financial Group(1)

Eric W. Hays                                                     Senior Vice President/Chief Information Officer

The Principal

Financial Group(1)

                                                                                            Positions and offices

                Name and principal                                               with principal

               business address                                                    underwriter

Joyce N. Hoffman                                           Senior Vice President/Corporate Secretary

The Principal

Financial Group(1)

Curtis Hollebrands                                          AML Officer

The Principal

Financial Group(1)

Patrick A. Kirchner                                           Assistant General Counsel

The Principal

Financial Group(1)

Julie LeClere                                                    Vice President/Marketing & Recruiting

The Principal

Financial Group(1)

Jennifer A. Mills                                               Counsel

The Principal

Financial Group(1)

Martin R. Richardson                                      Vice President/Broker Dealer Operations

The Principal

Financial Group(1)

Michael D. Roughton                                      Senior Vice President/Counsel

The Principal

Financial Group(1)

Adam U. Shaikh                                              Counsel

The Principal

Financial Group(1)

Traci L. Weldon                                                Vice President/Chief Compliance Officer

The Principal

Financial Group(1)

Dan L. Westholm                                             Director – Treasury

The Principal

Financial Group(1)

(1)                           711 High Street

                                Des Moines, IA 50309

(c)           Compensation from the Registrant

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Princor Financial Services Corporation	$34,257,553	0	0	0

Item 30.  Location of Accounts and Records

All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal  Financial Group, Des Moines, Iowa 50392.

Item 31.  Management Services

N/A

Item 32.  Undertakings

The Registrant undertakes that in restricting cash withdrawals from Tax Sheltered Annuities to prohibit cash withdrawals before the Participant attains age 59 1/2, separates from service, dies, or becomes disabled or in the case of hardship, Registrant acts in reliance on SEC No Action Letter addressed to American Counsel of Life Insurance (available November 28, 1988). Registrant further undertakes that:

1.     Registrant has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in its registration statement, including the prospectus, used in connection with the offer of the contract;

2.     Registrant will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3.     Registrant will instruct sales representatives who solicit Plan Participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential Plan Participants; and

4.     Registrant will obtain from each Plan Participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the Plan Participant's understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (b) the investment alternatives available under the employer's Section 403(b) arrangement, to which the Plan Participant may elect to transfer his contract value.

Fee Representation

Principal Life Insurance Company represents the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                                                                                                                                                          SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Separate Account B, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 26th day of April, 2013.

PRINCIPAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT B

        (Registrant)

By : /s/ L. D. Zimpleman

        L. D. Zimpleman

        Chairman, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY

        (Depositor)

By : /s/ L. D. Zimpleman

        L. D. Zimpleman

        Chairman, President and Chief Executive Officer

Attest:

/s/ Joyce N. Hoffman

Joyce N. Hoffman

Senior Vice President and Corporate Secretary

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                                                                              Title                                                                         Date

/s/ L. D. Zimpleman

_______________________

L. D. Zimpleman                                                                  Chairman, President                                          April 26, 2013

and Chief Executive Officer

/s/ A. R. Sanders

_______________________                                          Senior Vice President and                                 April 26, 2013

A. R. Sanders                                                                       Controller

(Principal Accounting Officer)

/s/ T. J. Lillis

_______________________                                          Senior Vice President                                         April 26, 2013

T. J. Lillis                                                                               and Chief Financial Officer

(Principal Financial Officer)

  (B. J. Bernard)*                                                                  Director                                                                  April 26, 2013

B. J. Bernard

  (J. Carter-Miller)*                                                               Director                                                                  April 26, 2013

J. Carter-Miller

  (G. E. Costley)*                                                                  Director                                                                  April 26, 2013

G. E. Costley

  (M.T. Dan)*                                                                          Director                                                                  April 26, 2013

M. T. Dan

  (D. H. Ferro)*                                                                      Director                                                                  April 26, 2013

D. H. Ferro

  (C. D. Gelatt, Jr.)*                                                               Director                                                                  April 26, 2013

C. D. Gelatt, Jr.

  (S. L. Helton)*                                                                     Director                                                                  April 26, 2013

S. L. Helton

  (R. L. Keyser)*                                                                    Director                                                                  April 26, 2013

R. L. Keyser

  (L. Maestri)*                                                                        Director                                                                  April 26, 2013

L. Maestri

  (E. E. Tallett)*                                                                      Director                                                                  April 26, 2013

E. E. Tallett

*By       /s/ L.D. Zimpleman

L. D. Zimpleman

Chairman, President and Chief Executive Officer

Pursuant to Powers of Attorney

Previously Filed or Included Herein

§ Not required to file financial statements with the SEC.

Ñ Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SE